Exhibit 4.3

NUCO2 FUNDING LLC,
NUCO2 LLC,
NUCO2 IP LLC and

NUCO2 SUPPLY LLC
each as Co-Issuer,

and

U.S. Bank National Association,
as Trustee, Administrative Agent and Securities Intermediary

SERIES 2008-1 SUPPLEMENT

dated as of May 28, 2008

to

BASE INDENTURE

dated as of May 28, 2008

$280,000,000 7.25% Fixed Rate Series 2008-1 Senior Notes, Class A-1

$30,000,000 Series 2008-1 Variable Funding Senior Notes, Class A-2

$20,000,000 Series 2008-1 Variable Funding Senior Notes, Class A-3

$75,000,000 9.75% Fixed Rate Series 2008-1 Subordinated Notes, Class B-1

Table of Contents

		Page

PRELIMINARY STATEMENT		1

DESIGNATION		1

ARTICLE I DEFINITIONS		2

ARTICLE II INITIAL ISSUANCE, INCREASES AND DECREASES OF THE SERIES 2008-1 CLASS A-2 OUTSTANDING PRINCIPAL AMOUNT AND THE SERIES 2008-1 CLASS A-3 OUTSTANDING PRINCIPAL AMOUNT		2

Section 2.1	Procedures for Issuing and Increasing the Series 2008-1 Class A-2 Outstanding Principal Amount and the Series 2008-1 Class A-3 Outstanding Principal Amount	2
Section 2.2	Procedures for Decreasing the Series 2008-1 Class A-2 Outstanding Principal Amount and the Series 2008-1 Class A-3 Outstanding Principal Amount	3
Section 2.3	Instructions to Trustee in the Event of a Series 2008-1 Class A-2 Decrease or a Series 2008-1 Class A-3 Decrease	6

ARTICLE III ALLOCATIONS; PAYMENTS		6

Section 3.1	Application of Certain Amounts on the Series 2008-1 Closing Date	6
Section 3.2	Application of Collections on Payment Dates to the Series 2008-1 Notes	6
Section 3.3	Certain Distributions from Collection Account	7
Section 3.4	Series 2008-1 Class A-1 Interest	9
Section 3.5	Series 2008-1 Class A-2 Interest and Certain Fees	10
Section 3.6	Series 2008-1 Class A-3 Interest and Certain Fees	12
Section 3.7	Series 2008-1 Class B-1 Interest	14
Section 3.8	Payment of Series 2008-1 Note Principal	15
Section 3.9	Transaction Manager	24
Section 3.10	Master Manager	24

ARTICLE IV FORM OF SERIES 2008-1 NOTES		24

Section 4.1	Issuance of Series 2008-1 Class A-1 Notes	24
Section 4.2	Issuance of Series 2008-1 Class A-2 Notes	26
Section 4.3	Issuance of Series 2008-1 Class A-3 Notes	26
Section 4.4	Issuance of Series 2008-1 Class B-1 Notes	27
Section 4.5	Transfer Restrictions of Series 2008-1 Class A-1 Notes	29
Section 4.6	Transfer Restrictions of Series 2008-1 Class A-2 Notes	37
Section 4.7	Transfer Restrictions of Series 2008-1 Class A-3 Notes	38
Section 4.8	Transfer Restrictions of Series 2008-1 Class B-1 Notes	39

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Section 4.9	Section 3(c)(7) Procedures	47
Section 4.10	Note Owner Representations and Warranties	51

ARTICLE V		57

GENERAL		57

Section 5.1	Information	57
Section 5.2	Exhibits	58
Section 5.3	Ratification of Base Indenture	58
Section 5.4	Certain Notices to the Rating Agencies	58
Section 5.5	Counterparts	58
Section 5.6	Governing Law	58
Section 5.7	Amendments	58
Section 5.8	Termination of Series 2008-1 Supplement	58
Section 5.9	Discharge of Indenture	59
Section 5.10	Fiscal Year End	59

ANNEXES

Annex A	Series 2008-1 Supplemental Definitions List

EXHIBITS
Exhibit A-1-1:	Form of Restricted Rule 144A Class A-1 Global Note
Exhibit A-1-2:	Form of Restricted Regulation S Class A-1 Global Note
Exhibit A-2:	Form of Series 2008-1 Class A-2 Note
Exhibit A-3:	Form of Series 2008-1 Class A-3 Note
Exhibit B-1-1:	Form of Restricted Rule 144A Class B-1 Global Note
Exhibit B-1-2:	Form of Restricted Regulation S Class B-1 Global Note
Exhibit C-1:	Form of Transferee Certificate
Exhibit C-2:	Form of Transferee Certificate
Exhibit C-3:	Form of Transferee Certificate
Exhibit C-4:	Form of Transferee Certificate
Exhibit D:	Form of Noteholders’ Statement
Exhibit E:	Form of Important Section 3(c)(7) Notice

ii

SERIES 2008-1 SUPPLEMENT, dated as of May 28, 2008 (this “Series 2008-1 Supplement”), by and among NUCO2 FUNDING LLC, a Delaware limited liability company (the “Master Issuer”), NUCO2 LLC, a Delaware limited liability company (the “Contract Holder”), NUCO2 IP LLC, a Delaware limited liability company (the “IP Holder”), NUCO2 SUPPLY LLC, a Delaware limited liability company (the “Equipment Holder” and, together with the Master Issuer, the Contract Holder and the IP Holder, collectively, the “Co-Issuers” and each, a “Co-Issuer) and U.S. Bank National Association, a national banking association, as trustee (in such capacity, the “Trustee”), administrative agent (in such capacity, the “Administrative Agent”) and as securities intermediary to the Base Indenture, dated as of the date hereof, by and among the Co-Issuers and the Trustee (as amended, modified or supplemented from time to time, exclusive of this Series 2008-1 Supplement, the “Base Indenture”).

PRELIMINARY STATEMENT

WHEREAS, Sections 2.3 and 12.1 of the Base Indenture provide, among other things, that the Co-Issuers and the Trustee may at any time and from time to time enter into a Series Supplement to the Base Indenture for the purpose of authorizing the issuance of one or more Series of Notes (as defined in Annex A of the Base Indenture) upon satisfaction of the conditions set forth therein; and

WHEREAS, all such conditions have been met for the issuance of the Series of Notes authorized hereunder.

NOW, THEREFORE, the parties hereto agree as follows:

DESIGNATION

There is hereby created a Series of Notes to be issued pursuant to the Base Indenture and this Series 2008-1 Supplement, and such Series of Notes shall be designated as Series 2008-1 Notes.  On the Series 2008-1 Closing Date, four Classes of Notes of such Series shall be issued:  (a) 7.25% Fixed Rate Series 2008-1 Senior Notes, Class A-1 (as referred to herein, the “Series 2008-1 Class A-1 Notes”), (b) Series 2008-1 Variable Funding Senior Notes, Class A-2 (as referred to herein, the “Series 2008-1 Class A-2 Notes”), (c) Series 2008-1 Variable Funding Senior Notes, Class A-3 (as referred to herein, the “Series 2008-1 Class A-3 Notes”) and (d) 9.75% Fixed Rate Series 2008-1 Subordinated Notes, Class B-1 (as referred to herein, the “Series 2008-1 Class B-1 Notes”).  For purposes of the Indenture, the Series 2008-1 Class A-1 Notes, the Series 2008-1 Class A-2 Notes and the Series 2008-1 Class A-3 Notes shall be deemed to be “Senior Notes” that are “Class A Senior Notes,” and the Series 2008-1 Class B-1 Notes shall be deemed to be “Subordinated Notes.”

ARTICLE I

DEFINITIONS

All capitalized terms used herein (including in the preamble and the recitals hereto) shall have the meanings assigned to such terms in the Series 2008-1 Supplemental Definitions List attached hereto as Annex A (the “Series 2008-1 Supplemental Definitions List”) as such Series 2008-1 Supplemental Definitions List may be amended, supplemented or otherwise modified from time to time in accordance with the terms hereof.  All capitalized terms not otherwise defined therein shall have the meanings assigned thereto in the Base Indenture Definitions List attached to the Base Indenture as Annex A thereto, as such Base Indenture Definitions List may be amended, supplemented or otherwise modified from time to time in accordance with the terms of the Base Indenture.  Unless otherwise specified herein, all Article, Exhibit, Section or Subsection references herein shall refer to Articles, Exhibits, Sections or Subsections of the Base Indenture or this Series 2008-1 Supplement (as indicated herein).  Unless otherwise stated herein, as the context otherwise requires or if such term is otherwise defined in the Base Indenture, each capitalized term used or defined herein shall relate only to the Series 2008-1 Notes and not to any other Series of Notes issued by the Co-Issuers.

ARTICLE II

INITIAL ISSUANCE, INCREASES AND DECREASES OF

THE SERIES 2008-1 CLASS A-2 OUTSTANDING PRINCIPAL AMOUNT AND THE SERIES 2008-1 CLASS A-3 OUTSTANDING PRINCIPAL AMOUNT

Section 2.1             Procedures for Issuing and Increasing the Series 2008-1 Class A-2 Outstanding Principal Amount and the Series 2008-1 Class A-3 Outstanding Principal Amount.

(a)           Subject to satisfaction of the conditions precedent to the making of Series 2008-1 Class A-2 Advances set forth in the Series 2008-1 Class A-2 Note Purchase Agreement, on any Payment Date during the Commitment Term with respect to the Series 2008-1 Class A-2 Notes, the Co-Issuers may increase the Series 2008-1 Class A-2 Outstanding Principal Amount (such increase referred to as a “Series 2008-1 Class A-2 Increase”), by drawing ratably, at par, principal amounts of the Series 2008-1 Class A-2 Notes corresponding to the aggregate amount of the Series 2008-1 Class A-2 Advances made on such Payment Date; provided that at no time shall a Series 2008-1 Class A-2 Increase be made if, after giving effect thereto, the Series 2008-1 Class A-2 Outstanding Principal Amount would exceed the Series 2008-1 Class A-2 Note Maximum Aggregate Advanced Amount.  Each Series 2008-1 Class A-2 Increase shall be made in accordance with the provisions of Sections 2.02 and 2.03 of the Series 2008-1 Class A-2 Note Purchase Agreement and shall be ratably allocated among the Series 2008-1 Class A-2 Noteholders as provided therein.  Proceeds from the Series 2008-1 Class A-2 Advances shall be paid as directed by the Co-Issuers in the applicable Series 2008-1 Class A-2 Advance Request or as otherwise set forth in the Series 2008-1 Class

A-2 Note Purchase Agreement.  Upon receipt of written notice from the Co-Issuers or the Series 2008-1 Class A-2 Note Administrative Agent of any Series 2008-1 Class A-2 Advance, the Trustee shall indicate in its books and records the amount of such Series 2008-1 Class A-2 Increase.

(b)           Subject to satisfaction of the conditions precedent to the making of Series 2008-1 Class A-3 Advances set forth in the Series 2008-1 Class A-3 Note Purchase Agreement, on any Business Day during the Commitment Term with respect to the Series 2008-1 Class A-3 Notes, the Co-Issuers may increase the Series 2008-1 Class A-3 Outstanding Principal Amount (such increase referred to as a “Series 2008-1 Class A-3 Increase”), by drawing ratably, at par, principal amounts of the Series 2008-1 Class A-3 Notes corresponding to the aggregate amount of the Series 2008-1 Class A-3 Advances made on such Business Day; provided that at no time may the Series 2008-1 Class A-3 Outstanding Principal Amount exceed the Series 2008-1 Class A-3 Maximum Principal Amount.  Each Series 2008-1 Class A-3 Advance shall be made in accordance with the provisions of Sections 2.02 and 2.03 of the Series 2008-1 Class A-3 Note Purchase Agreement and shall be ratably allocated among the Series 2008-1 Class A-3 Noteholders as provided therein.  Proceeds from the Series 2008-1 Class A-3 Advances shall be paid as directed by the Co-Issuers in the applicable Series 2008-1 Class A-3 Advance Request or as otherwise set forth in the Series 2008-1 Class A-3 Note Purchase Agreement.  Upon receipt of written notice from the Co-Issuers or the Series 2008-1 Class A-3 Note Administrative Agent of any Series 2008-1 Class A-3 Advance, the Trustee shall indicate in its books and records the amount of such Series 2008-1 Class A-3 Increase.

Section 2.2             Procedures for Decreasing the Series 2008-1 Class A-2 Outstanding Principal Amount and the Series 2008-1 Class A-3 Outstanding Principal Amount.

(a)           Required Amortization.

(i)            Whenever a Series 2008-1 Class A-2 Excess Principal Event shall have occurred, then, on the Payment Date immediately following discovery by the Transaction Manager, any Co-Issuer, the Trustee, any Series 2008-1 Class A-2 Investor, or any applicable Holder of Series 2008-1 Class A-2 Notes of such Series 2008-1 Class A-2 Excess Principal Event, the Co-Issuers shall deposit to the Collection Account for allocation (in accordance with clause eighth of the Priority of Payments) to the Senior Note Principal Payments Account of the amount of funds referred to in subclause (1) of the next sentence, and to the Senior Note Interest Account of the amount of funds referred to in subclause (2) of the next sentence, and shall direct the Trustee in writing to distribute such funds in accordance with Sections 5.13, 5.14 and 6.1 of the Base Indenture.  Such written direction of the Co-Issuers shall provide for the distribution of (1) funds sufficient to decrease the Series 2008-1 Class A-2 Outstanding Principal Amount by the excess of (A) an amount equal to the Series 2008-1 Class A-2 Outstanding Principal Amount as of

such Payment Date over (B) the Series 2008-1 Class A-2 Note Maximum Aggregate Advanced Amount for such Payment Date (the “Series 2008-1 Class A-2 Required Amortization Amounts”) (each decrease of the Series 2008-1 Class A-2 Outstanding Principal Amount pursuant to this Section 2.2(a)(i), or any other required payment of principal in respect of the Series 2008-1 Class A-2 Notes pursuant to Section 3.8 of this Series 2008-1 Supplement, a “Series 2008-1 Class A-2 Required Amortization”), plus (2) any associated Series 2008-1 Class A-2 Breakage Amounts incurred as a result of such decrease (calculated in accordance with the Series 2008-1 Class A-2 Note Purchase Agreement).  Such Series 2008-1 Class A-2 Required Amortization shall be allocated among the Series 2008-1 Class A-2 Noteholders in accordance with the order of distribution of principal payments set forth in Sections 5.13, 5.14 and 6.1 of the Base Indenture and in Section 4.02 of the Series 2008-1 Class A-2 Note Purchase Agreement.  Upon discovery of such a Series 2008-1 Class A-2 Excess Principal Event, the Co-Issuers promptly, but in any event within one (1) Business Day, shall deliver written notice (by facsimile with original to follow by mail) of the need for the distribution of any such Series 2008-1 Class A-2 Required Amortizations to the Trustee and the Series 2008-1 Class A-2 Note Administrative Agent.

(ii)           Whenever a Series 2008-1 Class A-3 Excess Principal Event shall have occurred, then, on the Payment Date immediately following discovery by the Transaction Manager, any Co-Issuer, the Trustee, any Series 2008-1 Class A-3 Investor, or any applicable Holder of Series 2008-1 Class A-3 Notes of such Series 2008-1 Class A-3 Excess Principal Event, the Co-Issuers shall deposit to the Collection Account for allocation (in accordance with clause eighth of the Priority of Payments) to the Senior Note Principal Payments Account of the amount of funds referred to in subclause (1) of the next sentence, and to the Senior Note Interest Account of the amount of funds referred to in subclause (2) of the next sentence, and shall direct the Trustee in writing to distribute such funds in accordance with Sections 5.13, 5.14 and 6.1 of the Base Indenture.  Such written direction of the Co-Issuers shall provide for the distribution of (1) funds sufficient to decrease the Series 2008-1 Class A-3 Outstanding Principal Amount by the excess of (A) an amount equal to the Series 2008-1 Class A-3 Outstanding Principal Amount as of such Payment Date over (B) the Series 2008-1 Class A-3 Maximum Principal Amount for such Payment Date (each decrease of the Series 2008-1 Class A-3 Outstanding Principal Amount pursuant to this Section 2.2(a)(ii), or any other required payment of principal in respect of the Series 2008-1 Class A-3 Notes pursuant to Section 3.8 of this Series 2008-1 Supplement, a “Series 2008-1 Class A-3 Required Amortization”), plus (2) any associated Series 2008-1 Class A-3 Breakage Amounts incurred as a result of such decrease (calculated in accordance with the Series 2008-1 Class A-3 Note Purchase Agreement).  Such Series 2008-1 Class A-3 Required Amortization shall be allocated among the Series

2008-1 Class A-3 Noteholders in accordance with the order of distribution of principal payments set forth in Sections 5.13, 5.14 and 6.1 of the Base Indenture and in Section 4.02 of the Series 2008-1 Class A-3 Note Purchase Agreement.  Upon discovery of such a Series 2008-1 Class A-3 Excess Principal Event, the Co-Issuers promptly, but in any event within one (1) Business Day, shall deliver written notice (by facsimile with original to follow by mail) of the need for the distribution of any such Series 2008-1 Class A-3 Required Amortizations to the Trustee and the Series 2008-1 Class A-3 Note Administrative Agent.

(b)           Voluntary Decrease.

(i)            On any Payment Date, upon at least three (3) Business Day’s prior written notice to each Series 2008-1 Class A-2 Investor, the Series 2008-1 Class A-2 Note Administrative Agent and the Trustee, the Co-Issuers may decrease the Series 2008-1 Class A-2 Outstanding Principal Amount (each such decrease of the Series 2008-1 Class A-2 Outstanding Principal Amount pursuant to this Section 2.2(b)(i), a “Series 2008-1 Class A-2 Voluntary Decrease”) by depositing to the Senior Note Principal Payments Account the amount of funds referred to in subclause (1) of the next sentence, and to the Senior Note Interest Account the amount of funds referred to in subclause (2) of the next sentence on such Payment Date, and providing a written report to the Trustee directing the Trustee to distribute such funds to the Holders of the Series 2008-1 Class A-2 Notes on a pro rata basis according to the amounts owed on such Series 2008-1 Class A-2 Notes in accordance with Section 6.1(a) of the Base Indenture.  Such written direction of the Co-Issuers shall provide for the distribution of (1) an amount (subject to the last sentence of this Section 2.2(b)(i)) equal to the amount of such Series 2008-1 Class A-2 Voluntary Decrease, plus (2) any associated Series 2008-1 Class A-2 Breakage Amounts incurred as a result of such decrease (calculated in accordance with the Series 2008-1 Class A-2 Note Purchase Agreement).  Each such Series 2008-1 Class A-2 Voluntary Decrease shall be in a minimum principal amount as provided in the Series 2008-1 Class A-2 Note Purchase Agreement.

(ii)           On any Payment Date, upon at least three (3) Business Day’s prior written notice to each Series 2008-1 Class A-3 Investor, the Series 2008-1 Class A-3 Note Administrative Agent and the Trustee, the Co-Issuers may decrease the Series 2008-1 Class A-3 Outstanding Principal Amount (each such decrease of the Series 2008-1 Class A-3 Outstanding Principal Amount pursuant to this Section 2.2(b)(i), a “Series 2008-1 Class A-3 Voluntary Decrease”) by depositing to the Senior Note Principal Payments Account the amount of funds referred to in subclause (1) of the next sentence, and to the Senior Note Interest Account the amount of funds referred to in subclause (2) of the next sentence on such Payment Date, and providing a written report to the Trustee directing the Trustee to distribute such funds to the Holders of the Series 2008-1 Class A-3 Notes on a pro rata basis according to the amounts owed on such Series 2008-1 Class A-3 Notes in accordance with Section 6.1(a) of the Base Indenture.  Such written direction of the Co-Issuers shall provide for the distribution of (1) an amount (subject to the last sentence of this Section 2.2(b)(ii)) equal to the amount of such Series 2008-1 Class A-3 Voluntary Decrease, plus (2) any associated Series 2008-1 Class A-3 Breakage Amounts incurred as a result of such decrease (calculated in accordance with the Series 2008-1 Class A-3 Note Purchase Agreement).  Each such Series 2008-1 Class A-3 Voluntary Decrease shall be in a minimum principal amount as provided in the Series 2008-1 Class A-3 Note Purchase Agreement.

Section 2.3             Instructions to Trustee in the Event of a Series 2008-1 Class A-2 Decrease or a Series 2008-1 Class A-3 Decrease.

(a)           upon distribution to the Series 2008-1 Class A-2 Noteholders of principal of the Series 2008-1 Class A-2 Notes in connection with each Series 2008-1 Class A-2 Decrease, the Trustee shall indicate in its books and records such Series 2008-1 Class A-2 Decrease, and

(b)           upon distribution to the Series 2008-1 Class A-3 Noteholders of principal of the Series 2008-1 Class A-3 Notes in connection with each Series 2008-1 Class A-3 Decrease, the Trustee shall indicate in its books and records such Series 2008-1 Class A-3 Decrease.

ARTICLE III

ALLOCATIONS; PAYMENTS

With respect to the Series 2008-1 Notes only, the following shall apply:

Section 3.1             Application of Certain Amounts on the Series 2008-1 Closing Date.  On the Series 2008-1 Closing Date:

(a)           a portion of the net proceeds from the initial sale of the Series 2008-1 Notes in an amount equal to $1,461,806 shall be deposited into the Senior Note Interest Reserve Account;

(b)           a portion of the proceeds from the initial sale of the Series 2008-1 Notes in an amount equal to $1,969,618 shall be deposited into the Collection Account; and

(c)           the remainder of the net proceeds from the sale of the Series 2008-1 Notes will be paid to, or at the direction of, the Co-Issuers.

Section 3.2             Application of Collections on Payment Dates to the Series 2008-1 Notes.  On each Payment Date:

(a)           the Series 2008-1 Class A-1 Notes, the Series 2008-1 Class A-2 Notes and the Series 2008-1 Class A-3 Notes shall be entitled to all amounts allocated to such Notes, to the extent that funds are available therefor, in accordance with the provisions of the Priority of Payments and the other terms of the Base Indenture, including the Senior Note Interest Amount, the Senior Note Contingent Additional Interest Amount, the Series 2008-1 Note Make Whole Premium, the Series 2008-1 Class A-2 Senior Note Commitment Fee Amount, the Series 2008-1 Class A-3 Senior Note Commitment Fee Amount, the Series 2008-1 Class A-2 Other Amounts, the Series 2008-1 Class A-3 Other Amounts, the Series 2008-1 Class A-2 Breakage Amounts and the Series 2008-1 Class A-3 Breakage Amounts allocable to such Notes, all amounts payable in respect of the principal of such Notes and other amounts payable in respect of such Notes; and

(b)           the Series 2008-1 Class B-1 Notes shall be entitled to all amounts allocated to such Notes, to the extent that funds are available therefor, in accordance with the provisions of the Priority of Payments and the other terms of the Base Indenture, including the Subordinated Notes Interest Amount, the Subordinated Note Contingent Additional Interest Amount, the Series 2008-1 Note Make Whole Premium allocable to such Notes, all amounts payable in respect of the principal of such Notes and other amounts payable in respect of such Notes.

The Trustee is hereby authorized (but shall not be obligated) to cause the payments contemplated in this Section 3.2 to the extent that the Master Issuer, or the Transaction Manager on its behalf, has not timely instructed the Trustee to so make such payments, all in accordance with the Base Indenture.

Section 3.3             Certain Distributions from Collection Account.  On each Payment Date, based solely upon the most recent Monthly Manager’s Certificate, the Trustee shall, in accordance with Sections 5.13 and 5.14 of the Base Indenture remit:

(a)           to the Series 2008-1 Class A-1 Noteholders from the Senior Note Interest Account the amount allocated thereto for the payment of interest and any Note Make Whole Premium in respect of the Series 2008-1 Class A-1 Notes,

(b)           to the Series 2008-1 Class A-1 Noteholders from the Senior Note Principal Payments Account the amount allocated thereto for the payment of principal in respect of the Series 2008-1 Class A-1 Notes,

(c)           to the Series 2008-1 Class A-1 Noteholders from the Senior Note Contingent Additional Interest Account the amount deposited thereto for the payment of Series 2008-1 Class A-1 Contingent Additional Interest,

(d)           to the Series 2008-1 Class A-2 Noteholders from the Senior Note Interest Account the amount allocated thereto for the payment of interest and any Class A-2 Breakage Amount in respect of the Series 2008-1 Class A-2 Notes,

(e)           to the Series 2008-1 Class A-2 Noteholders from the Senior Note Principal Payments Account the amount allocated thereto for the payment of principal in respect of the Series 2008-1 Class A-2 Notes,

(f)            to the Series 2008-1 Class A-2 Noteholders from the Senior Note Contingent Additional Interest Account the amount deposited thereto for the payment of Series 2008-1 Class A-2 Contingent Additional Interest,

(g)           to the Series 2008-1 Class A-2 Noteholders from the Class A-2 Notes Commitment Fees Account the amount deposited thereto for the payment of the Series 2008-1 Class A-2 Senior Note Commitment Fee Amount,

(h)           to the Series 2008-1 Class A-2 Note Administrative Agent on behalf of itself or on behalf of the Holders of the Series 2008-1 Class A-2 Notes, as applicable, from the Collection Account the amount deposited thereto for the payment of the Series 2008-1 Class A-2 Other Amounts,

(i)            to the Series 2008-1 Class A-3 Noteholders from the Senior Note Interest Account the amount allocated thereto for the payment of interest and any Series 2008-1 Class A-3 Breakage Amount,

(j)            to the Series 2008-1 Class A-3 Noteholders from the Senior Note Principal Payments Account the amount allocated thereto for the payment of principal in respect of the Series 2008-1 Class A-3 Notes,

(k)           to the Series 2008-1 Class A-3 Noteholders from the Senior Note Contingent Additional Interest Account the amount deposited thereto for the payment of Series 2008-1 Class A-3 Contingent Additional Interest,

(l)            to the Series 2008-1 Class A-3 Noteholders from the Class A-3 Notes Commitment Fees Account the amount deposited thereto for the payment of the Series 2008-1 Class A-3 Senior Note Commitment Fee Amount,

(m)          to the Series 2008-1 Class A-3 Note Administrative Agent on behalf of itself or on behalf of the Holders of the Series 2008-1 Class A-3 Notes, as applicable, from the Collection Account the amount deposited thereto for the payment of the Series 2008-1 Class A-3 Other Amounts,

(n)           to the Series 2008-1 Class B-1 Noteholders from the Subordinated Note Interest Account the amount allocated thereto for the payment of interest and any Note Make Whole Premium in respect of the Series 2008-1 Class B-1 Notes,

(o)           to the Series 2008-1 Class B-1 Noteholders from the Subordinated  Note Principal Payments Account the amount allocated thereto for the payment of principal in respect of the Series 2008-1 Class B-1 Notes, and

(p)           to the Series 2008-1 Class B-1 Noteholders from the Subordinated Note Contingent Additional Interest Account the amount allocated thereto for the payment of Subordinated Note Contingent Additional Interest in respect of the Series 2008-1 Class B-1 Notes.

For purposes of the Base Indenture, the Series 2008-1 Senior Note Interest Reserve Account Required Amount shall be a “Senior Note Interest Reserve Account Required Amount” and shall be required to be maintained on deposit in the Senior Note Interest Reserve Account.

Section 3.4             Series 2008-1 Class A-1 Interest.

(a)           Series 2008-1 Class A-1 Note Interest Amount.  From and after the Series 2008-1 Closing Date and until the Series 2008-1 Final Payment has been made, interest on the Series 2008-1 Class A-1 Notes will accrue at a fixed rate of 7.25% per annum (the “Series 2008-1 Class A-1 Note Interest Rate”) and will be due and payable in arrears and distributed to the Series 2008-1 Class A-1 Noteholders on each Payment Date, commencing on the Payment Date occurring in July 2008.  The amount of interest to be paid on such Payment Date to the Series 2008-1 Class A-1 Noteholders (the “Series 2008-1 Class A-1 Interest”) will be an amount equal to the sum of (a) the accrued interest at the Series 2008-1 Class A-1 Note Interest Rate on the Series 2008-1 Class A-1 Outstanding Principal Amount (as of the first day of the related Interest Period after giving effect to all payments of principal made to such Noteholders as of such day), calculated based on a year of twelve 30-day months, and (b) the amount of any Senior Note Interest Shortfall Amount with respect to the Series 2008-1 Class A-1 Notes for the immediately preceding Interest Period, together with any interest thereon.  The Series 2008-1 Class A-1 Interest constitutes part of the “Senior Note Interest Amount” for purposes of clause fourth of the Priority of Payments.  Failure to pay, in full, any portion of any Series 2008-1 Class A-1 Interest that is due and payable on any Payment Date will be an Event of Default, and to the extent any portion of any Series 2008-1 Class A-1 Interest is not paid, in full, when due, such unpaid amount shall accrue interest at the Series 2008-1 Class A-1 Note Interest Rate until paid in full; provided that in any event all accrued but unpaid Series 2008-1 Class A-1 Interest shall be due and payable on the Series 2008-1 Legal Final Maturity Date, on any Series 2008-1 Prepayment Date with respect to a prepayment in full of the Series 2008-1 Class A-1 Notes or on any other day on which all of the Series 2008-1 Class A-1 Outstanding Principal Amount is required to be paid in full.  The Series 2008-1 Class A-1 Interest is not guaranteed by any Person.

(b)           Series 2008-1 Class A-1 Contingent Additional Interest.  If the Series 2008-1 Final Payment has not been made on the Series 2008-1 Scheduled Maturity Date, then for each Interest Period following the Series 2008-1 Scheduled Maturity Date (including without limitation for each Interest Period during any Series 2008-1 Extension Period and for each Interest Period thereafter), if (a) the sum of (i) One-Month LIBOR plus (ii) 5.00% per annum plus (iii) 2.00% (such aggregate amount in this clause (a), the “Series 2008-1 Class A-1 Stepped-Up Interest Rate”) is greater than (b) the product of (x) the Series 2008-1 Class A-1 Note Interest Rate and (y) the ratio achieved by dividing (I) 30 by (II) the number of days in each such Interest Period (such excess, if any, the “Series 2008-1 Class A-1 Contingent Additional Interest Rate”), contingent additional interest shall accrue on the Series 2008-1 Class A-1 Outstanding Principal Amount

during each such Interest Period at an annual interest rate equal to the Series 2008-1 Class A-1 Contingent Additional Interest Rate, calculated based on a 360-day year and the actual number of days elapsed during each such Interest Period (such contingent additional interest, the “Series 2008-1 Class A-1 Contingent Additional Interest”).

(c)           Payment of Series 2008-1 Class A-1 Contingent Additional Interest.  All accrued but unpaid Series 2008-1 Class A-1 Contingent Additional Interest shall be due and payable in full on any Payment Date only as and when amounts are made available for payment thereof in accordance with the Priority of Payments.  The Series 2008-1 Class A-1 Contingent Additional Interest constitutes part of the “Senior Note Contingent Additional Interest Amount” for purposes of clause seventeenth of the Priority of Payments.  Failure to pay any portion of any Series 2008-1 Class A-1 Contingent Additional Interest on any Payment Date will not be an Event of Default, but interest shall accrue on such unpaid portion of such Series 2008-1 Contingent Additional Interest at the Series 2008-1 Class A-1 Stepped-Up Interest Rate; provided that in any event all accrued but unpaid Series 2008-1 Class A-1 Contingent Additional Interest shall be due and payable in full on the Series 2008-1 Legal Final Maturity Date, on any Series 2008-1 Prepayment Date with respect to a prepayment in full of the Series 2008-1 Class A-1 Notes or on any other day on which all of the Series 2008-1 Class A-1 Outstanding Principal Amount is required to be paid in full.  The Series 2008-1 Class A-1 Contingent Additional Interest is not guaranteed by any Person.

(d)           Series 2008-1 Class A-1 Initial Interest Period.  The initial Interest Period for the Series 2008-1 Class A-1 Notes shall be from and including the Series 2008-1 Closing Date to but excluding the Payment Date occurring in July 2008.

Section 3.5             Series 2008-1 Class A-2 Interest and Certain Fees.

(a)           Series 2008-1 Class A-2 Note Interest Amount.  From and after the Series 2008-1 Closing Date, the Series 2008-1 Class A-2 Outstanding Principal Amount will accrue interest at the Series 2008-1 Class A-2 Note Interest Rate which will be due and payable in arrears and distributed to the Series 2008-1 Class A-2 Noteholders on each Payment Date, commencing on the Payment Date occurring in July 2008.  The amount of interest to be paid on such Payment Date to the Series 2008-1 Class A-2 Noteholders (the “Series 2008-1 Class A-2 Interest”) will be, with respect to any Series 2008-1 Class A-2 Notes for each Interest Period, an amount equal to the sum of (a) the aggregate of the Series 2008-1 Class A-2 Daily Interest Amounts for each day during the related Interest Period and (b) the amount of any Senior Note Interest Shortfall Amount with respect to the Series 2008-1 Class A-2 Notes for the immediately preceding Interest Period, together with any interest thereon. The Series 2008-1 Class A-2 Interest constitutes part of the “Senior Note Interest Amount” for purposes of clause fourth of the Priority of Payments.  Failure to pay, in full, any portion of any Series 2008-1 Class A-2 Interest that is due and payable on any Payment Date will be an Event of Default, and, to the extent any portion of any Series 2008-1 Class A-2 Interest is not paid, in full, when due, such unpaid amount shall accrue interest at the Series 2008-1 Class A-2 Note Interest Rate until paid in full; provided that in any event all accrued but unpaid Series 2008-1 Class A-2 Interest shall be payable on the Series 2008-1 Legal Final Maturity Date, or any

Series 2008-1 Prepayment Date with respect to a prepayment in full of the Series 2008-1 Class A-2 Notes, or any day when the Series 2008-1 Class A-2 Commitments are terminated in full, or on any other day on which all of the Series 2008-1 Class A-2 Outstanding Principal Amount is required to be paid in full.  The Series 2008-1 Class A-2 Interest is not guaranteed by any Person.

(b)           Series 2008-1 Class A-2 Senior Note Commitment Fee Amount.  From and after the Series 2008-1 Closing Date, the Series 2008-1 Class A-2 Noteholders will be due an amount equal to the Series 2008-1 Class A-2 Senior Note Commitment Fee Amount, and such amount will be due and payable in arrears and distributed to the Series 2008-1 Class A-2 Noteholders on each Payment Date, commencing on the Payment Date occurring in July 2008.  The Series 2008-1 Class A-2 Senior Note Commitment Fee Amount constitutes part of the “Class A-2 Senior Note Commitment Fee Amount” for purposes of clause fifth of the Priority of Payments. Failure to pay, in full, any portion of any Series 2008-1 Class A-2 Senior Note Commitment Fee Amount that is due and payable on any Payment Date will be an Event of Default, and, to the extent any portion of any Series 2008-1 Class A-2 Senior Note Commitment Fee Amount is not paid, in full, when due, such unpaid amount shall accrue interest at the Series 2008-1 Class A-2 Note Interest Rate until paid in full; provided that in any event all accrued but unpaid Series 2008-1 Class A-2 Senior Note Commitment Fee Amounts shall be payable on the Series 2008-1 Legal Final Maturity Date, or any Series 2008-1 Prepayment Date with respect to a prepayment in full of the Series 2008-1 Class A-2 Notes, or any day when the Series 2008-1 Class A-2 Commitments are terminated in full, or on any other day on which all of the Series 2008-1 Class A-2 Outstanding Principal Amount is required to be paid in full.  The Series 2008-1 Class A-2 Senior Note Commitment Fee Amount is not guaranteed by any Person.

(c)           Series 2008-1 Class A-2 Contingent Additional Interest.  If the Series 2008-1 Final Payment has not been made on the Series 2008-1 Scheduled Maturity Date, then for each Interest Period following the Series 2008-1 Scheduled Maturity Date (including without limitation for each Interest Period during any Series 2008-1 Extension Period and for each Interest Period thereafter), contingent additional interest shall accrue on the Series 2008-1 Class A-2 Outstanding Principal Amount during each such Interest Period at an annual interest rate equal to the Series 2008-1 Class A-2 Contingent Additional Interest Rate, calculated based on a 360-day year and the actual number of days elapsed during each such Interest Period.

(d)           Payment of Series 2008-1 Class A-2 Contingent Additional Interest.  All accrued but unpaid Series 2008-1 Class A-2 Contingent Additional Interest shall be due and payable in full on any Payment Date only as and when amounts are made available for payment thereof in accordance with the Priority of Payments.  The Series 2008-1 Class A-2 Contingent Additional Interest constitutes part of the “Senior Note Contingent Additional Interest Amount” for purposes of clause seventeenth of the Priority of Payments.  Failure to pay any portion of any Series 2008-1 Class A-2 Contingent Additional Interest on any Payment Date will not be an Event of Default, but interest shall accrue on such unpaid portion of such Series 2008-1 Class A-2 Contingent Additional Interest at the Series 2008-1 Class A-2 Contingent Additional Interest Rate;

provided that in any event all accrued but unpaid Series 2008-1 Class A-2 Contingent Additional Interest shall be payable on the Series 2008-1 Legal Final Maturity Date, or any Series 2008-1 Prepayment Date with respect to a prepayment in full of the Series 2008-1 Class A-2 Notes, or any day when the Class A-2 Commitments are terminated in full, or on any other day on which all of the Series 2008-1 Class A-2 Outstanding Principal Amount is required to be paid in full.  The Series 2008-1 Class A-2 Contingent Additional Interest is not guaranteed by any Person.

(e)           Series 2008-1 Class A-2 Other Amounts.  From and after the Series 2008-1 Closing Date, the Series 2008-1 Class A-2 Other Amounts, if any, will be due and payable in arrears and distributed to the Series 2008-1 Class A-2 Note Administrative Agent on each Payment Date, commencing on the Payment Date occurring in July 2008.  The Series 2008-1 Class A-2 Note Administrative Agent shall distribute such funds in accordance with Section 4.02 of the Series 2008-1 Class A-2 Note Purchase Agreement. The Series 2008-1 Class A-2 Other Amounts constitute part of the “Class A-2 Other Amounts” for purposes of clause nineteenth of the Priority of Payments.  Failure to pay, in full, any portion of any Series 2008-1 Class A-2 Other Amounts that is due and payable on any Payment Date will be an Event of Default.

(f)            Series 2008-1 Class A-2 Initial Interest Period.  The initial Interest Period for the Series 2008-1 Class A-2 Notes shall be from and including the Series 2008-1 Closing Date to but excluding the Payment Date occurring in July 2008.

Section 3.6             Series 2008-1 Class A-3 Interest and Certain Fees.

(a)           Series 2008-1 Class A-3 Note Interest Amount.  From and after the Series 2008-1 Closing Date, the Series 2008-1 Class A-3 Outstanding Principal Amount will accrue interest at the Series 2008-1 Class A-3 Note Interest Rate which will be due and payable in arrears and distributed to the Series 2008-1 Class A-3 Noteholders on each Payment Date, commencing on the Payment Date occurring in July 2008.  The amount of interest to be paid on such Payment Date to the Series 2008-1 Class A-3 Noteholders (the “Series 2008-1 Class A-3 Interest”) will be, with respect to any Series 2008-1 Class A-3 Notes for each Interest Period, an amount equal to the sum of (a) the aggregate of the Series 2008-1 Class A-3 Daily Interest Amounts for each day during the related Interest  Period and (b) the amount of any Senior Note Interest Shortfall Amount with respect to the Series 2008-1 Class A-3 Notes for the immediately preceding Interest Period, together with any interest thereon. The Series 2008-1 Class A-3 Interest constitutes part of the “Senior Note Interest Amount” for purposes of clause fourth of the Priority of Payments.  Failure to pay, in full, any portion of any Series 2008-1 Class A-3 Interest that is due and payable on any Payment Date will be an Event of Default, and, to the extent any portion of any Series 2008-1 Class A-3 Interest is not paid, in full, when due, such unpaid amount shall accrue interest at the Series 2008-1 Class A-3 Note Interest Rate until paid in full; provided that in any event all accrued but unpaid Series 2008-1 Class A-3 Interest shall be payable on the Series 2008-1 Legal Final Maturity Date, or any Series 2008-1 Prepayment Date with respect to a prepayment in full of the Series 2008-1 Class A-3 Notes, or any day when the Series 2008-1 Class A-3 Commitments are terminated in full, or on any other day on which all of the Series 2008-1 Class A-3

Outstanding Principal Amount is required to be paid in full.  The Series 2008-1 Class A-3 Interest is not guaranteed by any Person.

(b)           Series 2008-1 Class A-3 Senior Note Commitment Fee Amount.  From and after the Series 2008-1 Closing Date, the Series 2008-1 Class A-3 Noteholders will be due an amount equal to the Series 2008-1 Class A-3 Senior Note Commitment Fee Amount, and such amount will be due and payable in arrears and distributed to the Series 2008-1 Class A-3 Noteholders on each Payment Date, commencing on the Payment Date occurring in July 2008.  The Series 2008-1 Class A-3 Senior Note Commitment Fee Amount constitutes part of the “Class A-3 Senior Note Commitment Fee Amount” for purposes of clause fifth of the Priority of Payments. Failure to pay, in full, any portion of any Series 2008-1 Class A-3 Senior Note Commitment Fee Amount that is due and payable on any Payment Date will be an Event of Default, and, to the extent any portion of any Series 2008-1 Class A-3 Senior Note Commitment Fee Amount is not paid, in full, when due, such unpaid amount shall accrue interest at the Series 2008-1 Class A-3 Note Interest Rate until paid in full; provided that in any event all accrued but unpaid Series 2008-1 Class A-3 Senior Note Commitment Fee Amounts shall be payable on the Series 2008-1 Legal Final Maturity Date, or any Series 2008-1 Prepayment Date with respect to a prepayment in full of the Series 2008-1 Class A-3 Notes, or any day when the Series 2008-1 Class A-3 Commitments are terminated in full, or on any other day on which all of the Series 2008-1 Class A-3 Outstanding Principal Amount is required to be paid in full.  The Series 2008-1 Class A-3 Senior Note Commitment Fee Amount is not guaranteed by any Person.

(c)           Series 2008-1 Class A-3 Contingent Additional Interest.  If the Series 2008-1 Final Payment has not been made on the Series 2008-1 Scheduled Maturity Date, then for each Interest Period following the Series 2008-1 Scheduled Maturity Date (including without limitation for each Interest Period during any Series 2008-1 Extension Period and for each Interest Period thereafter), contingent additional interest shall accrue on the Series 2008-1 Class A-3 Outstanding Principal Amount during each such Interest Period at an annual interest rate equal to the  Series 2008-1 Class A-3 Contingent Additional Interest Rate, calculated based on a 360-day year and the actual number of days elapsed during each such Interest Period.

(d)           Payment of Series 2008-1 Class A-3 Contingent Additional Interest.  All accrued but unpaid Series 2008-1 Class A-3 Contingent Additional Interest shall be due and payable in full on any Payment Date only as and when amounts are made available for payment thereof in accordance with the Priority of Payments.  The Series 2008-1 Class A-3 Contingent Additional Interest constitutes part of the “Senior Note Contingent Additional Interest Amount” for purposes of clause seventeenth of the Priority of Payments.  Failure to pay any portion of any Series 2008-1 Class A-3 Contingent Additional Interest on any Payment Date will not be an Event of Default, but interest shall accrue on such unpaid portion of such Series 2008-1 Class A-3 Contingent Additional Interest at the Series 2008-1 Class A-3 Contingent Additional Interest Rate; provided that in any event all accrued but unpaid Series 2008-1 Class A-3 Contingent Additional Interest shall be payable on the Series 2008-1 Legal Final Maturity Date, or any Series 2008-1 Prepayment Date with respect to a prepayment in full of the

Series 2008-1 Class A-3 Notes, or any day when the Class A-3 Commitments are terminated in full, or on any other day on which all of the Series 2008-1 Class A-3 Outstanding Principal Amount is required to be paid in full.  The Series 2008-1 Class A-3 Contingent Additional Interest is not guaranteed by any Person.

(e)           Series 2008-1 Class A-3 Other Amounts.  From and after the Series 2008-1 Closing Date, the Series 2008-1 Class A-3 Other Amounts, if any, will be due and payable in arrears and distributed to the Series 2008-1 Class A-3 Note Administrative Agent on each Payment Date, commencing on the Payment Date occurring in July 2008.  The Series 2008-1 Class A-3 Note Administrative Agent shall distribute such funds in accordance with Section 4.02 of the Series 2008-1 Class A-3 Note Purchase Agreement. The Series 2008-1 Class A-3 Other Amounts constitute part of the “Class A-3 Other Amounts” for purposes of clause nineteenth of the Priority of Payments.  Failure to pay, in full, any portion of any Series 2008-1 Class A-3 Other Amounts that is due and payable on any Payment Date will be an Event of Default.

(f)            Series 2008-1 Class A-3 Initial Interest Period.  The initial Interest Period for the Series 2008-1 Class A-3 Notes shall be from and including the Series 2008-1 Closing Date to but excluding the Payment Date occurring in July 2008.

Section 3.7             Series 2008-1 Class B-1 Interest

(a)           Series 2008-1 Class B-1 Note Interest.  From and after the Series 2008-1 Closing Date and until the Series 2008-1 Final Payment is made, interest on the Series 2008-1 Class B-1 Notes will accrue at a fixed rate of 9.75% per annum (the “Series 2008-1 Class B-1 Note Interest Rate”) and will be due and payable in arrears and distributed to the Series 2008-1 Class B-1 Noteholders on each Payment Date, commencing on the Payment Date occurring in July 2008, but (subject to the fourth and fifth sentences of this Section 3.7(a)) only to the extent that amounts are made available for payment thereof in accordance with the Priority of Payments.  The amount of interest to be paid on such Payment Date to the Series 2008-1 Class B-1 Noteholders (the “Series 2008-1 Class B-1 Interest”) will be an amount equal to the sum of (a) the accrued interest at the Series 2008-1 Class B-1 Note Interest Rate on the Series 2008-1 Class B-1 Outstanding Principal Amount (as of the first day of the related Interest Period after giving effect to all payments of principal made to such Noteholders as of such day), calculated based on a year of twelve 30-day months, and (b) the amount of any Subordinated Notes Interest Shortfall Amount with respect to the Series 2008-1 Class B-1 Notes for the immediately preceding Interest Period, together with any interest thereon.  The Series 2008-1 Class B-1 Interest constitutes part of the “Subordinated Notes Interest Amount” for purposes of clause fourteenth of the Priority of Payments.  Failure to pay, in full, any portion of any Series 2008-1 Class B-1 Interest that is due and payable on any Payment Date will not be an Event of Default prior to the payment in full of all Outstanding Series 2008-1 Senior Notes, but will be an Event of Default thereafter.  In any event, to the extent any portion of any Series 2008-1 Class B-1 Interest is not paid, in full, on any Payment Date, such unpaid portion shall accrue interest at the Series 2008-1 Class B-1 Note Interest Rate until paid in full; provided that in any event all accrued but unpaid Series 2008-1 Class B-1 Interest shall be due and payable on the Series 2008-1

Legal Final Maturity Date, on any Series 2008-1 Prepayment Date with respect to a prepayment in full of the Series 2008-1 Class B-1 Notes or on any other day on which all of the Series 2008-1 Class B-1 Outstanding Principal Amount is required to be paid in full.  The Series 2008-1 Class B-1 Interest is not guaranteed by any Person.

(b)           Series 2008-1 Class B-1 Contingent Additional Interest.  If the Series 2008-1 Final Payment has not been made on the Series 2008-1 Scheduled Maturity Date, then for each Interest Period following the Series 2008-1 Scheduled Maturity Date (including without limitation for each Interest Period during any Series 2008-1 Extension Period and for each Interest Period thereafter), if (a) the sum of (i) One-Month LIBOR plus (ii) 9.00% per annum plus (iii) 2.00% (such aggregate amount in this clause (a), the “Series 2008-1 Class B-1 Stepped-Up Interest Rate”) is greater than (b) the product of (x) the Series 2008-1 Class B-1 Note Interest Rate and (y) the ratio achieved by dividing (I) 30 by (II) the number of days in each such Interest Period (such excess, if any, the “Series 2008-1 Class B-1 Contingent Additional Interest Rate”), contingent additional interest shall accrue on the Series 2008-1 Class B-1 Outstanding Principal Amount during each such Interest Period at an annual interest rate equal to the Series 2008-1 Class B-1 Contingent Additional Interest Rate, calculated based on a 360-day year and the actual number of days elapsed during each such Interest Period (such contingent additional interest, the “Series 2008-1 Class B-1 Contingent Additional Interest”).

(c)           Payment of Series 2008-1 Class B-1 Contingent Additional Interest.  All accrued but unpaid Series 2008-1 Class B-1 Contingent Additional Interest shall be due and payable in full on any Payment Date only as and when amounts are made available for payment thereof in accordance with the Priority of Payments.  The Series 2008-1 Class B-1 Contingent Additional Interest constitutes part of the “Subordinated Note Contingent Additional Interest Amount” for purposes of clause eighteenth of the Priority of Payments.  Failure to pay any portion of any Series 2008-1 Class B-1 Contingent Additional Interest on any Payment Date will not be an Event of Default, but interest shall accrue on such unpaid portion of such Series 2008-1 Contingent Additional Interest at the Series 2008-1 Class B-1 Stepped-Up Interest Rate; provided that in any event all accrued but unpaid Series 2008-1 Class B-1 Contingent Additional Interest shall be due and payable in full on the Series 2008-1 Legal Final Maturity Date, on any Series 2008-1 Prepayment Date with respect to a prepayment in full of the Series 2008-1 Class B-1 Notes or on any other day on which all of the Series 2008-1 Class B-1 Outstanding Principal Amount is required to be paid in full.  The Series 2008-1 Class B-1 Contingent Additional Interest is not guaranteed by any Person.

(d)           Series 2008-1 Class B-1 Initial Interest Period.  The initial Interest Period for the Series 2008-1 Class B-1 Notes shall be from and including the Series 2008-1 Closing Date to but excluding the Payment Date occurring in July 2008.

Section 3.8             Payment of Series 2008-1 Note Principal.

(a)           Series 2008-1 Notes Principal Payment at Legal Maturity.  The Series 2008-1 Aggregate Outstanding Principal Amount shall be due and payable on the Series 2008-1 Legal Final Maturity Date.  The Series 2008-1 Aggregate Outstanding

Principal Amount is not prepayable, in whole or in part, except pursuant to this Section 3.8 and, in respect of the Series 2008-1 Class A-2 Outstanding Principal Amount and the Series 2008-1 Class A-3 Outstanding Principal Amount, Section 2.2 of this Series 2008-1 Supplement.

(b)           Series 2008-1 Scheduled Maturity.  The Series 2008-1 Final Payment is anticipated to occur on the Payment Date occurring in June 2013 (such date, the “Series 2008-1 Scheduled Maturity Date”).  The “Series 2008-1 Adjusted Repayment Date” with respect to the Series 2008-1 Notes, will be (i) unless the Series 2008-1 First Extension Election becomes effective, the Series 2008-1 Scheduled Maturity Date; (ii) from and after the date that the Series 2008-1 First Extension Election becomes effective and unless the Series 2008-1 Second Extension Election becomes effective, the Series 2008-1 First Extended Scheduled Maturity Date; and (iii) from and after the date that the Series 2008-1 Second Extension Election becomes effective, the Series 2008-1 Second Extended Scheduled Maturity Date.

(i)            First Extension Election.  Subject to the conditions set forth in Section 3.8(b)(iii), the Co-Issuers, shall have the option at least 30 days (but no more than 60 days) prior to the Payment Date occurring in June 2013, to elect (the “Series 2008-1 First Extension Election”) to extend the Series 2008-1 Adjusted Repayment Date to the Payment Date occurring in June 2014 (the “Series 2008-1 First Extended Scheduled Maturity Date”) by delivering written notice to the Trustee, the Administrative Agent, the Series 2008-1 Class A-2 Note Administrative Agent, the Series 2008-1 Class A-3 Note Administrative Agent and the Series 2008-1 Noteholders; provided that upon such extension, the Payment Date occurring in June 2014 shall become the Series 2008-1 Adjusted Repayment Date for all of the Series 2008-1 Notes.

(ii)           Second Extension Election.  Subject to the conditions set forth in Section 3.8(b)(iii), if the Series 2008-1 First Extension Election has been made and become effective, the Co-Issuers, shall have the option at least 30 days (but no more than 60 days) prior to the Payment Date occurring in June 2014 to elect (the “Series 2008-1 Second Extension Election” and, together with the Series 2008-1 First Extension Election, the “Series 2008-1 Extension Elections”) to extend the Series 2008-1 Adjusted Repayment Date to the Payment Date occurring in June 2015 (the “Series 2008-1 Second Extended Scheduled Maturity Date”) by delivering written notice to the Trustee, the Administrative Agent, the Series 2008-1 Class A-2 Note Administrative Agent, the Series 2008-1 Class A-3 Note Administrative Agent and the Noteholders; provided that upon such extension, the Payment Date occurring in June 2015 shall become the Series 2008-1 Adjusted Repayment Date for all of the Series 2008-1 Notes.

(iii)          Conditions Precedent to Extension Elections.  It shall be a condition to the effectiveness of the Series 2008-1 Extension

Elections that, (A) in the case of the Series 2008-1 First Extension Election, on the Determination Date occurring in May 2013, (1) either (x) the One-Year DSCR (without giving credit for any Contributions) is greater than or equal to 2.50 times as of such date or (y) the One-Year DSCR (without giving credit for any Contributions) is less than 2.50 times as of such date and the Trustee has received the consent of the Control Party to such Series 2008-1 Extension Election, (B) in the case of the Series 2008-1 Second Extension Election, on the Determination Date occurring in May 2014, (1) either (x) the One-Year DSCR (without giving credit for any Contributions) is greater than or equal to 2.75 times as of such date or (y) the One-Year DSCR (without giving credit for any Contributions) is less than 2.75 times as of such date and the Trustee has received the consent of the Control Party to such Series 2008-1 Extension Election and (C) in the case of both the Series 2008-1 First Extension Election and the Series 2008-1 Second Extension Election, no Early Amortization Event, Default or Event of Default has occurred and is continuing or would occur as a consequence of such Series 2008-1 Extension Election.  Any notice given pursuant to Section 3.8(b)(i) or (ii) shall be irrevocable; provided that if the conditions set forth in this Section 3.8(b)(iii) are not met as of the applicable extension date, the 2008-1 Extension Election set forth in such notice shall automatically be deemed ineffective.

(c)           Series 2008-1 Notes Mandatory Payments of Principal.

(i)            Change of Control.  If a Change of Control to which the Control Party has not provided its prior written consent occurs, the Co-Issuers shall prepay all the Series 2008-1 Notes in full by (A) transferring to the Trustee within ten Business Days after the date such Change of Control occurs an amount equal to the aggregate Outstanding Principal Amount of all Series 2008-1 Notes and all other amounts that are or will be due and payable with respect to the Series 2008-1 Notes under the Indenture, the Series 2008-1 Class A-1/B-1 Note Purchase Agreement, the Series 2008-1 Class A-2 Note Purchase Agreement or the Series 2008-1 Class A-3 Note Purchase Agreement as of the Series 2008-1 Prepayment Date (including all interest and fees accrued to such date and any Series 2008-1 Note Make Whole Premium required to be paid in connection therewith pursuant to Section 3.8(d), any associated Series 2008-1 Class A-2 Breakage Amounts or Series 2008-1 Class A-3 Breakage Amounts incurred as a result of such prepayment (calculated in accordance with the Series 2008-1 Class A-2 Note Purchase Agreement or the Series 2008-1 Class A-3 Note Purchase Agreement, as applicable), (B) delivering the applicable prepayment notices pursuant to Section 3.8(f) and (C) directing the Trustee to distribute such amount to the applicable Series 2008-1 Noteholders on the applicable Series 2008-1 Prepayment Date.

(ii)           Indemnification Amounts.  On any Payment Date, any Additional Senior Note Prepayment Amount arising from any Indemnification Amounts allocated to the Senior Note Principal Payments Account or, if no Senior Notes are then Outstanding (or the amounts on deposit in the Senior Note Principal Payments Account equals the aggregate Outstanding Principal Amount of the Senior Notes Outstanding after giving effect to any deposit to such account on or prior to the applicable Payment Date), to the Subordinated Note Principal Payments Account, pursuant to clause tenth and clause fifteenth, as applicable, of the Priority of Payments shall, in accordance with Sections 5.13 and 5.14 of the Base Indenture, be used to prepay principal on the applicable Classes of Series 2008-1 Notes (and of any other applicable Series of Notes) in the order of priority described in Section 6.1 of the Base Indenture on the related Payment Date. In connection with any payment made pursuant to this Section 3.8(c)(ii), the Co-Issuers shall be obligated to pay to the applicable Noteholders from such Indemnification Amounts the Series 2008-1 Note Make Whole Premium required to be paid in connection therewith pursuant to Section 3.8(d) below, any associated Series 2008-1 Class A-2 Breakage Amounts or Series 2008-1 Class A-3 Breakage Amounts incurred as a result of such prepayment (calculated in accordance with the Series 2008-1 Class A-2 Note Purchase Agreement or the Series 2008-1 Class A-3 Note Purchase Agreement, as applicable).

(iii)          Asset Disposition Amounts.  On any Payment Date, any Additional Senior Note Prepayment Amount arising from any Asset Disposition Amounts allocated to the Senior Note Principal Payments Account or, if no Senior Notes are then Outstanding (or the amounts on deposit in the Senior Note Principal Payments Account equals the aggregate Outstanding Principal Amount of the Senior Notes Outstanding after giving effect to any deposit to such account on or prior to the applicable Payment Date), to the Subordinated Note Principal Payments Account, pursuant to clause tenth and clause fifteenth, as applicable, of the Priority of Payments shall, in accordance with Sections 5.13 and 5.14 of the Base Indenture, be used to prepay principal on the applicable Classes of Series 2008-1 Notes (and of any other applicable Series of Notes) in the order of priority described in Section 6.1 of the Base Indenture on the related Payment Date. In connection with any payment made pursuant to this Section 3.8(c)(iii), the Co-Issuers shall be obligated to pay to the applicable Noteholders from such Asset Disposition Amounts the Series 2008-1 Note Make Whole Premium required to be paid in connection therewith pursuant to Section 3.8(d) below, any associated Series 2008-1 Class A-2 Breakage Amounts or Series 2008-1 Class A-3 Breakage Amounts incurred as a result of such prepayment (calculated in accordance with the Series 2008-1 Class A-2 Note Purchase Agreement or the Series 2008-1 Class A-3 Note Purchase Agreement, as applicable).

(iv)          Insurance Proceeds.  On any Payment Date, any Additional Senior Note Prepayment Amount arising from any Insurance Proceeds Amounts allocated to the Senior Note Principal Payments Account or, if no Senior Notes are then Outstanding (or the amounts on deposit in the Senior Note Principal Payments Account equals the aggregate Outstanding Principal Amount of the Senior Notes Outstanding after giving effect to any deposit to such account on or prior to the applicable Payment Date), to the Subordinated Note Principal Payment Account, pursuant to clause tenth and clause fifteenth, as applicable, of the Priority of Payments shall, in accordance with Sections 5.13 and 5.14 of the Base Indenture, be used to prepay principal on the applicable Classes of Series 2008-1 Notes (and of any other applicable Series of Notes) in the order of priority described in Section 6.1 of the Base Indenture on the related Payment Date.  In connection with any payment made pursuant to this Section 3.8(c)(iv), the Co-Issuers shall be obligated to pay to the applicable Noteholders from such Insurance Proceeds Amounts the Series 2008-1 Note Make Whole Premium required to be paid in connection therewith pursuant to Section 3.8(d) below, any associated Series 2008-1 Class A-2 Breakage Amounts or Series 2008-1 Class A-3 Breakage Amounts incurred as a result of such prepayment (calculated in accordance with the Series 2008-1 Class A-2 Note Purchase Agreement or the Series 2008-1 Class A-3 Note Purchase Agreement, as applicable).

(v)           Excess Capex Amounts.  On any Payment Date, any Additional Senior Prepayment Amount arising from any Excess CAPEX Amounts allocated to the Senior Note Principal Payments Account or, if no Senior Notes are then Outstanding (or the amounts on deposit in the Senior Note Principal Payments Account equals the aggregate Outstanding Principal Amount of the Senior Notes Outstanding after giving effect to any deposit to such account on or prior to the applicable Payment Date), to the Subordinated Note Principal Payment Account, pursuant to clause tenth and clause fifteenth, as applicable, of the Priority of Payments shall, in accordance with Sections 5.13 and 5.14 of the Base Indenture, be used to prepay principal on the applicable Classes of Series 2008-1 Notes (and of any other applicable Series of Notes) in the order of priority described in Section 6.1 of the Base Indenture on the related Payment Date.  In connection with any payment made pursuant to this Section 3.8(c)(vi), the Co-Issuers shall be obligated to pay to the applicable Noteholders from such Excess CAPEX Amounts the Series 2008-1 Note Make Whole Premium required to be paid in connection therewith pursuant to Section 3.8(d) below, any associated Series 2008-1 Class A-2 Breakage Amounts or Series 2008-1 Class A-3 Breakage Amounts incurred as a result of such prepayment (calculated in accordance with the Series 2008-1 Class A-2 Note Purchase Agreement or the Series 2008-1 Class A-3 Note Purchase Agreement, as applicable).

(vi)          AHYDO.  On the first Payment Date occurring after the fifth anniversary of the Series 2008-1 Closing Date and on each subsequent Payment Date (or, if earlier, before the close of any ‘‘accrual period’’ (as defined in Section 1272(a)(5) of the Code) ending five years from the Series 2008-1 Closing Date), if any Series 2008-1 Class B-1 Notes are Outstanding, the Co-Issuers shall be required to redeem a portion of the Series 2008-1 Class B-1 Notes (each such redemption, an “AHYDO Prepayment”) to the extent required to prevent such Notes from being treated as an ‘‘applicable high yield discount obligation’’ within the meaning of Section 163(i)(1) of the Code and such that each such Note shall be treated as not having ‘‘significant original issue discount’’ within the meaning of Section 163(i)(2) of the Code.  This provision shall be interpreted in a manner consistent with the position that none of the Series 2008-1 Class B-1 Notes will be an “applicable high yield discount obligation” and that each Series 2008-1 Class B-1 Note will be treated as not having “significant original issue discount” as such terms are defined under the Code.  Any such AHYDO Prepayment will be paid solely from funds in the Surplus Account or otherwise payable pursuant to Section 5.13 of the Base Indenture to the Surplus Account.

(vii)         Early Amortization.  On any Payment Date following the occurrence of an Early Amortization Event, any amounts (x) allocated to the Senior Note Principal Payments Account or to the Subordinated Note Principal Payments Account, as applicable, pursuant to clause twelfth and clause sixteenth, respectively, of the Priority of Payments, or (y) on deposit in the Cash Trap Reserve Account, shall, in accordance with Sections 5.13 and 5.14 of the Base Indenture, be used to prepay principal on the applicable Classes of Series 2008-1 Notes (and of any other applicable Series of Notes) in the order of priority described in Section 6.1 of the Base Indenture on the related Payment Date.

(d)           Series 2008-1 Note Make Whole Premium.  In connection with (i) any mandatory prepayment of any Class of Series 2008-1 Notes pursuant to Sections 3.8(c)(i) through 3.8(c)(v), or (ii) any optional prepayment of the Series 2008-1 Class A-1 Notes and the Series 2008-1 Class B-1 Notes pursuant to Section 3.8(e), the Co-Issuers shall pay the applicable Series 2008-1 Note Make Whole Premium related to the applicable Series 2008-1 Prepayment Amount; provided that no such Series 2008-1 Note Make Whole Premium shall be payable in connection with any payment that occurs (A) on or after the Payment Date occurring immediately prior to the Series 2008-1 Scheduled Maturity Date or (B) after an Early Amortization Period commences.  The Series 2008-1 Note Make Whole Premium is not guaranteed by any Person.

(e)           Optional Prepayment of Series 2008-1 Class A-1 Notes and Class B-1 Notes.  Subject to Sections 3.8(d) and 3.8(f), the Co-Issuers shall have the option to prepay the Series 2008-1 Class A-1 Notes and/or the Series 2008-1 Class B-1 Notes in whole but not in part on the applicable Series 2008-1 Prepayment Date specified in the applicable Prepayment Notices, at a price equal to the unpaid Series 2008-1 Class A-1

Outstanding Principal Amount or the unpaid Series 2008-1 Class B-1 Outstanding Principal Amount being prepaid, as applicable, plus accrued and unpaid interest thereon through such Series 2008-1 Prepayment Date together with any applicable Series 2008-1 Note Make Whole Premium, to the extent required to be paid in connection therewith as provided herein plus all other accrued and unpaid amounts owing to the applicable Noteholders; provided that no such optional prepayment of the Series 2008-1 Class B-1 Notes shall be made at any time following the Series 2008-1 Adjusted Repayment Date unless all Senior Notes have been paid in full and all Series 2008-1 Class A-2 Commitments and Series 2008-1 Class A-3 Commitments have been terminated.

(f)            Notices of Series 2008-1 Prepayments.  The Co-Issuers shall give prior written notice (each, a “Prepayment Notice”) at least ten (10) Business Days but not more than twenty (20) Business Days prior to any prepayment pursuant to Section 3.8(c)(vi) and Section 3.8(e), or at least five (5) Business Days prior to any prepayment pursuant to Section 3.8(c)(i), to each Series 2008-1 Noteholder affected by such Series 2008-1 Prepayment (or to the Trustee or Administrative Agent for delivery to such Series 2008-1 Noteholders), each of the Rating Agencies and the Trustee.  In connection with any such Prepayment Notice, the Co-Issuers shall provide a written report to the Trustee directing the Trustee to distribute such prepayment amounts in accordance with the applicable provisions of Section 3.8(h).  With respect to each such prepayment, the related Prepayment Notice shall, in each case, specify (A) the date on which such prepayment will be made, which in all cases shall be a Business Day and, in the case of a mandatory prepayment upon a Change of Control, shall be no more than ten (10) Business Days after the occurrence of such Change of Control, and, in the case of any prepayment pursuant to Section 3.8(c)(vi) or Section 3.8(e), shall be the next Payment Date following the related Prepayment Notice, (B) the aggregate principal amount of the applicable Class of Notes to be prepaid on such date, and (C) the date on which the applicable Series 2008-1 Note Make Whole Premium, if any, to be paid in connection therewith will be calculated, which calculation date shall be no earlier than the fifth Business Day before the prepayment date set forth in such Prepayment Notice (the “Series 2008-1 Note Make Whole Premium Calculation Date”).  The Co-Issuers shall have the option, by written notice to the Trustee, the Rating Agencies and the affected Noteholders, to withdraw, or amend the date on which such prepayment will be made, as set forth in, (x) any Prepayment Notice relating to any prepayment pursuant to Section 3.8(c)(vi) or Section 3.8(e) at any time up to the fifth Business Day before the prepayment date set forth in such Prepayment Notice and (y) subject to the requirements of the preceding sentence, any Prepayment Notice relating to mandatory prepayment upon a Change of Control at any time up to the earlier of (I) the occurrence of such event and (II) the fifth Business Day before the prepayment date set forth in such Prepayment Notice; provided that in no event shall any prepayment date be amended to a date earlier than the fifth Business Day after such amended notice is given.  Any Prepayment Notice shall become irrevocable on the day on which it can no longer be withdrawn in accordance with the preceding sentence.

(g)           Series 2008-1 Prepayments.  On any date on which a payment of principal of the Series 2008-1 Notes will be made prior to (x) the Payment Date occurring immediately before the Series 2008-1 Scheduled Maturity Date or (y) the commencement of an Early Amortization Period (each such date, a “Series 2008-1 Prepayment Date”), including, without limitation, with respect to any prepayment of any such Notes pursuant to Sections 3.8(c)(i) through 3.8(c)(v) and Section 3.8(e) (each, a “Series 2008-1 Prepayment”), (i) the aggregate principal amount of such Notes to be prepaid on such date (such amount, together with all accrued and unpaid interest thereon to such date, a “Series 2008-1 Prepayment Amount”) and (ii) the applicable Series 2008-1 Note Make Whole Premium, if any, the associated Series 2008-1 Class A-2 Breakage Amounts, if any, and the associated Series 2008-1 Class A-3 Breakage Amounts, if any, shall be due and payable.  The Co-Issuers shall pay the Series 2008-1 Prepayment Amount together with the applicable Series 2008-1 Note Make Whole Premium, if any, the associated Series 2008-1 Class A-2 Breakage Amounts, if any, and the associated Series 2008-1 Class A-3 Breakage Amounts, if any, with respect to such Series 2008-1 Prepayment Amount, to the applicable Noteholders entitled thereto on or prior to the related Series 2008-1 Prepayment Date, which amounts shall be distributed in accordance with Section 3.8(h) of this Series 2008-1 Supplement.  In the event of any Series 2008-1 Prepayment in whole, all Series 2008-1 Class A-2 Commitments and Series 2008-1 Class A-3 Commitments shall be terminated.

(h)           Series 2008-1 Prepayment Distributions.

(i)            On the Series 2008-1 Prepayment Date for each Series 2008-1 Prepayment to be made pursuant to this Section 3.8 in respect of the Series 2008-1 Class A-1 Notes, the Trustee shall, in accordance with Section 6.1 of the Base Indenture, wire transfer to the Series 2008-1 Class A-1 Noteholders of record on the preceding Prepayment Record Date on a pro rata basis, based on their respective portion of the Series 2008-1 Class A-1 Outstanding Principal Amount, the amounts allocated to the Series 2008-1 Class A-1 Noteholders pursuant to this Section 3.8 and Sections 5.13 and 5.14 of the Base Indenture, if any, in order to repay the applicable portion of the Series 2008-1 Class A-1 Outstanding Principal Amount and pay all accrued and unpaid interest thereon up to such Series 2008-1 Prepayment Date and any Series 2008-1 Class A-1 Note Make Whole Premium due to the Series 2008-1 Class A-1 Noteholders, if any, payable on such date.

(ii)           On the Series 2008-1 Prepayment Date for each Series 2008-1 Prepayment to be made pursuant to this Section 3.8 in respect of the Series 2008-1 Class A-2 Notes, the Trustee shall, in accordance with Section 6.1 of the Base Indenture, wire transfer to the Series 2008-1 Class A-2 Noteholders of record on the preceding Prepayment Record Date on a pro rata basis, based on their respective portion of the Series 2008-1 Class A-2 Outstanding Principal Amount, the amounts allocated to the Series 2008-1 Class A-2 Noteholders pursuant to this Section 3.8 and Sections 5.13 and 5.14 of the Base Indenture, if any, in order to repay the applicable portion of the Series 2008-1 Class A-2 Outstanding Principal Amount and pay all accrued and unpaid interest thereon up to such Series 2008-1 Prepayment Date and any Series 2008-1 Class A-2 Breakage Amounts incurred as a result of such payment.

(iii)          On the Series 2008-1 Prepayment Date for each Series 2008-1 Prepayment to be made pursuant to this Section 3.8 in respect of the Series 2008-1 Class A-3 Notes, the Trustee shall, in accordance with Section 6.1 of the Base Indenture, wire transfer to the Series 2008-1 Class A-3 Noteholders of record on the preceding Prepayment Record Date on a pro rata basis, based on their respective portion of the Series 2008-1 Class A-3 Outstanding Principal Amount, the amounts allocated to the Series 2008-1 Class A-3 Noteholders pursuant to this Section 3.8 and Sections 5.13 and 5.14 of the Base Indenture, if any, in order to repay the applicable portion of the Series 2008-1 Class A-3 Outstanding Principal Amount and pay all accrued and unpaid interest thereon up to such Series 2008-1 Prepayment Date and any Series 2008-1 Class A-2 Breakage Amounts incurred as a result of such payment.

(iv)          On the Series 2008-1 Prepayment Date for each Series 2008-1 Prepayment to be made pursuant to this Section 3.8 in respect of the Series 2008-1 Class B-1 Notes, the Trustee shall, in accordance with Section 6.1 of the Base Indenture, wire transfer to the Series 2008-1 Class B-1 Noteholders of record on the preceding Prepayment Record Date on a pro rata basis, based on their respective portion of the Series 2008-1 Class B-1 Outstanding Principal Amount, the amounts allocated to the Series 2008-1 Class B-1 Noteholders pursuant to this Section 3.8 and Sections 5.13 and 5.14 of the Base Indenture, if any, in order to repay the applicable portion of the Series 2008-1 Class B-1 Outstanding Principal Amount and pay all accrued and unpaid interest thereon up to such Series 2008-1 Prepayment Date and any Series 2008-1 Class B-1 Note Make Whole Premium due to the Series 2008-1 Class B-1 Noteholders, if any, payable on such date.

(i)            Series 2008-1 Notices of Series 2008-1 Final Payment.  The Co-Issuers shall notify the Trustee and each of the Rating Agencies on or before the Record Date preceding any Payment Date that will be the Series 2008-1 Final Payment Date; provided, however, that with respect to any Series 2008-1 Final Payment that is made in connection with any mandatory or optional prepayment in full, the Co-Issuers shall not be obligated to provide any additional notice to the Trustee or the Rating Agencies of such Series 2008-1 Final Payment beyond the notice required to be given in connection with such prepayment pursuant to Section 3.8(f).  In addition, the Trustee shall provide any written notice required under this Section 3.8(i) to each Person in whose name a Series 2008-1 Note is registered at the close of business on the Record Date with respect to the Payment Date that will be the Series 2008-1 Final Payment Date.  Such written notice to be sent to the Series 2008-1 Noteholders shall be made at the expense of the Co-Issuers and shall be mailed by the Trustee within five (5) Business Days of receipt of notice from the Co-Issuers indicating that the Series 2008-1 Final Payment will be made and shall specify that such Series 2008-1 Final Payment will be payable only upon presentation and surrender of the Series 2008-1 Notes and shall specify the place where the Series 2008-1 Notes may be presented and surrendered for such Series 2008-1 Final Payment.

Section 3.9             Transaction Manager.  Pursuant to the Transaction Management Agreement, the Transaction Manager has agreed to provide certain reports, notices, instructions and other services on behalf of the Master Issuer and the other Co-Issuers.  The Series 2008-1 Class A-1 Noteholders and the Series 2008-1 Class B-1 Noteholders by their acceptance of the relevant Notes consent to the provision of such reports and notices to the Trustee by the Transaction Manager in lieu of the Master Issuer or any other Co-Issuer.  Any such reports and notices that are required to be delivered to the Series 2008-1 Class A-1 Noteholders and the Series 2008-1 Class B-1 Noteholders hereunder will be made available on the Trustee’s website in the manner set forth in Section 4.4 of the Base Indenture.

Section 3.10           Master Manager.  Pursuant to the Master Management Agreement, the Master Manager has agreed to cause the Transaction Manager and the Co-Issuers to perform their obligations under the Related Documents.  The Series 2008-1 Class A-1 Noteholders and the Series 2008-1 Class B-1 Noteholders by their acceptance of the relevant Notes consent to the taking of actions by the Master Manager in furtherance thereof, including the provision of such reports and notices to the Trustee by the Master Manager in lieu of the Master Issuer or any other Co-Issuer.  Any such reports and notices that are required to be delivered to the Series 2008-1 Class A-1 Noteholders and the Series 2008-1 Class B-1 Noteholders hereunder will be made available on the Trustee’s website in the manner set forth in Section 4.4 of the Base Indenture.

ARTICLE IV

FORM OF SERIES 2008-1 NOTES

Section 4.1             Issuance of Series 2008-1 Class A-1 Notes.  The Series 2008-1 Class A-1 Notes in the aggregate may be offered and sold in the Series 2008-1 Class A-1 Initial Principal Amount on the Series 2008-1 Closing Date by the Co-Issuers pursuant to the Series 2008-1 Class A-1/B-1 Note Purchase Agreement.  The Series 2008-1 Class A-1 Notes will be resold initially only (A) in the United States, to Persons who are both QIBs and QPs in reliance on Rule 144A and (B) outside the United States, to QPs who are neither a U.S. Person (as defined in Regulation S) (a “U.S. Person”) nor a U.S. resident (within the meaning of the Investment Company Act) (a “U.S. Resident”) in reliance on Regulation S.  The Series 2008-1 Class A-1 Notes may thereafter be transferred in reliance on Rule 144A and/or Regulation S and in accordance with the procedure described herein.  The Series 2008-1 Class A-1 Notes will be Book-Entry Notes and DTC will be the Depository for the Series 2008-1 Class A-1 Notes.  The provisions of the rules and procedures of DTC, the “Operating Procedures of the Euroclear System” and “Terms and Conditions Governing Use of Euroclear” and the “General Terms and Conditions of Clearstream Banking” and “Customer Handbook” of Clearstream (as in effect from time to time, the “Applicable Procedures”) shall be applicable to transfers of beneficial interests in the Series 2008-1 Class A-1 Notes.  The

Series 2008-1 Class A-1 Notes shall be issued in minimum denominations of $100,000 and integral multiples of $1,000 in excess thereof.

(a)           Restricted 144A Class A-1 Global Notes.  The Series 2008-1 Class A-1 Notes offered and sold in their initial distribution in reliance upon Rule 144A will be issued in the form of one or more global notes in fully registered form, without coupons, substantially in the form set forth in Exhibit A-1-1 hereto, registered in the name of Cede, as nominee of DTC, and deposited with the Trustee, as custodian for DTC (collectively, for purposes of this Section 4.1 and Section 4.5, the “Restricted Rule 144A Class A-1 Global Notes”).  The aggregate initial principal amount of the Restricted 144A Class A-1 Global Notes may from time to time be increased or decreased by adjustments made on the records of the Trustee, as custodian for DTC, in connection with a corresponding decrease or increase in the aggregate initial principal amount of the corresponding Class of the Restricted Regulation S Class A-1 Global Notes or the Unrestricted Class A-1 Global Notes, as hereinafter provided.

(b)           Restricted Regulation S Class A-1 Global Notes.  Any Series 2008-1 Class A-1 Notes offered and sold on the Series 2008-1 Closing Date in reliance upon Regulation S will be issued in the form of one or more global notes in fully registered form, without coupons, substantially in the form set forth in Exhibit A-1-2 hereto, registered in the name of Cede, as nominee of DTC, and deposited with the Trustee, as custodian for DTC, for credit to the respective accounts at DTC of the designated agents holding on behalf of Euroclear or Clearstream (collectively, for purposes of this Section 4.1 and Section 4.5, the “Restricted Regulation S Class A-1 Global Notes,” and together with the Restricted Rule 144A Class A-1 Global Notes, the “Restricted Class A-1 Global Notes”).  Until such time as the Distribution Compliance Period shall have terminated with respect to the Restricted Regulation S Class A-1 Global Notes, interests in such Restricted Regulation S Class A-1 Global Notes may be held only through Clearing Agency Participants acting for and on behalf of Euroclear and Clearstream.  After such time as the Distribution Compliance Period shall have terminated with respect to the Restricted Regulation S Class A-1 Global Notes, interests in such Restricted Regulation S Class A-1 Global Notes may be held through Clearing Agency Participants acting for and on behalf of DTC in addition to Euroclear and Clearstream.  The aggregate principal amount of the Restricted Regulation S Class A-1 Global Notes may from time to time be increased or decreased by adjustments made on the records of the Trustee, as custodian for DTC, in connection with a corresponding decrease or increase of aggregate principal amount of the corresponding Class of Restricted Rule 144A Class A-1 Global Notes or Unrestricted Class A-1 Global Notes, as hereinafter provided.

(c)           Unrestricted Class A-1 Global Note.  Beneficial interests in the Restricted 144A Class A-1 Global Notes may be exchanged for beneficial interests in one or more global notes that do not bear the legend set forth in Section 4.5(h) (the “Unrestricted Class A-1 Global Notes,” and together with the Restricted Class A-1 Global Notes, the “Series 2008-1 Class A-1 Global Notes”) as provided in Section 4.5(d).  Beneficial interests in the Restricted Regulation S Class A-1 Global Notes may be

exchanged for beneficial interests in one or more Unrestricted Class A-1 Global Notes as provided in Section 4.5(g).

(d)           Definitive Notes.  The Class A-1 Series 2008-1 Global Notes shall be exchangeable in their entirety for one or more definitive notes in registered form, without interest coupons (collectively, for purposes of this Section 4.1 and Section 4.5, the “Definitive Notes”) pursuant to Section 2.13 of the Base Indenture and this Section 4.1(d) in accordance with their terms and, upon complete exchange thereof, such Series 2008-1 Class A-1 Global Notes shall be surrendered for cancellation to the Trustee at the applicable Corporate Trust Office.

Section 4.2             Issuance of Series 2008-1 Class A-2 Notes.  (a)  The Series 2008-1 Class A-2 Notes will be issued in the form of definitive notes in fully registered form without interest coupons, substantially in the form set forth in Exhibit A-2 hereto, shall be issued to the Series 2008-1 Class A-2 Noteholders pursuant to and in accordance with the Series 2008-1 Class A-2 Note Purchase Agreement and shall be duly executed by the Co-Issuers and authenticated by the Trustee in the manner set forth in Section 2.8 of the Base Indenture.  Other than in accordance with this Series 2008-1 Supplement and the Series 2008-1 Class A-2 Note Purchase Agreement, the Series 2008-1 Class A-2 Notes will not be permitted to be transferred, assigned, exchanged or otherwise pledged or conveyed by such Series 2008-1 Class A-2 Noteholders.  The Series 2008-1 Class A-2 Notes shall bear a face amount equal in the aggregate to up to the Series 2008-1 Class A-2 Maximum Principal Amount as of the Series 2008-1 Closing Date, and shall be initially issued in an aggregate outstanding principal amount equal $0.  The Trustee shall record any Series 2008-1 Class A-2 Increases or Series 2008-1 Class A-2 Decreases of which it has received notice or with respect to which a Authorized Officer has Actual Knowledge such that the principal amount of the Series 2008-1 Class A-2 Notes that are Outstanding accurately reflects all such Series 2008-1 Class A-2 Increases and Series 2008-1 Class A-2 Decreases.

(b)           The Series 2008-1 Class A-2 Notes may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon as may be required to comply with the rules of any securities exchange or as may, consistently herewith, be determined by the Authorized Officers executing such Series 2008-1 Class A-2 Notes, as evidenced by their execution of the Series 2008-1 Class A-2 Notes.  The Series 2008-1 Class A-2 Notes may be produced in any manner, all as determined by the Authorized Officers executing such Series 2008-1 Class A-2 Notes, as evidenced by their execution of such Series 2008-1 Class A-2 Notes.  The initial sale of the Series 2008-1 Class A-2 Notes shall be limited to Persons who have executed the Series 2008-1 Class A-2 Note Purchase Agreement.  The Series 2008-1 Class A-2 Notes may be resold only to Persons who are QPs in compliance with the terms of the Series 2008-1 Class A-2 Note Purchase Agreement.

Section 4.3             Issuance of Series 2008-1 Class A-3 Notes.  (a)  The Series 2008-1 Class A-3 Notes will be issued in the form of definitive notes in fully registered form without interest coupons, substantially in the form set forth in Exhibit A-3 hereto, shall be issued to the Series 2008-1 Class A-3 Noteholders  pursuant to and in accordance with the Series 2008-1 Class A-3 Note Purchase Agreement and shall be duly executed by the Co-Issuers and authenticated by the Trustee in the manner set forth in Section 2.8 of the Base Indenture.  Other than in accordance with this Series 2008-1 Supplement and the Series 2008-1 Class A-3 Note Purchase Agreement, the Series 2008-1 Class A-3 Notes will not be permitted to be transferred, assigned, exchanged or otherwise pledged or conveyed by such Series 2008-1 Class A-3 Noteholders.  The Series 2008-1 Class A-3 Notes shall bear a face amount equal in the aggregate to up to the Series 2008-1 Class A-3 Maximum Principal Amount as of the Series 2008-1 Closing Date, and shall be initially issued in an aggregate outstanding principal amount equal to $0.  The Trustee shall record any Series 2008-1 Class A-3 Increases or Series 2008-1 Class A-3 Decreases of which it has received notice or with respect to which a Authorized Officer of the Trustee has Actual Knowledge such that the principal amount of the Series 2008-1 Class A-3 Notes that are Outstanding accurately reflects all such Series 2008-1 Class A-3 Increases and Series 2008-1 Class A-3 Decreases.

(b)           The Series 2008-1 Class A-3 Notes may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon as may be required to comply with the rules of any securities exchange or as may, consistently herewith, be determined by the Authorized Officers executing such Series 2008-1 Class A-3 Notes, as evidenced by their execution of the Series 2008-1 Class A-3 Notes.  The Series 2008-1 Class A-3 Notes may be produced in any manner, all as determined by the Authorized Officers executing such Series 2008-1 Class A-3 Notes, as evidenced by their execution of such Series 2008-1 Class A-3 Notes.  The initial sale of the Series 2008-1 Class A-3 Notes shall be limited to Persons who have executed the Series 2008-1 Class A-3 Note Purchase Agreement.  The Series 2008-1 Class A-3 Notes may be resold only to Persons who are QPs in compliance with the terms of the Series 2008-1 Class A-3 Note Purchase Agreement.

Section 4.4             Issuance of Series 2008-1 Class B-1 Notes.  The Series 2008-1 Class B-1 Notes in the aggregate may be offered and sold in the Series 2008-1 Class B-1 Initial Principal Amount on the Series 2008-1 Closing Date by the Co-Issuers pursuant to the Series 2008-1 Class A-1/B-1 Note Purchase Agreement.  The Series 2008-1 Class B-1 Notes will be resold initially only (A) in the United States, to Persons who are both QIBs and QPs in reliance on Rule 144A and (B) outside the United States, to QPs who are neither a U.S. Person nor a U.S. Resident in reliance on Regulation S.  The Series 2008-1 Class B-1 Notes may thereafter be transferred in reliance on Rule 144A and/or Regulation S and in accordance with the procedure described herein.  The Series 2008-1 Class B-1 Notes will be Book-Entry Notes and DTC will be the Depository for the Series 2008-1 Class B-1 Notes.  The Applicable Procedures shall be applicable to transfers of beneficial interests in the Series 2008-1 Class B-1 Notes.  The Series 2008-1 Class B-1 Notes shall be issued in minimum denominations of $100,000 and integral multiples of $1,000 in excess thereof.

(a)           Restricted Rule 144A Class B-1 Global Notes.  The Series 2008-1 Class B-1 Notes offered and sold in their initial distribution in reliance upon Rule 144A will be issued in the form of one or more global notes in fully registered form, without coupons, substantially in the form set forth in Exhibit B-1-1 hereto, registered in the name of Cede, as nominee of DTC, and deposited with the Trustee, as custodian for DTC (collectively, for purposes of this Section 4.4 and Section 4.8, the “Restricted Rule 144A Class B-1 Global Notes”).  The aggregate initial principal amount of the Restricted Rule 144A Class B-1 Global Notes may from time to time be increased or decreased by adjustments made on the records of the Trustee, as custodian for DTC, in connection with a corresponding decrease or increase in the aggregate initial principal amount of the corresponding Class of Restricted Regulation S Class B-1 Global Notes or the Unrestricted Class B-1 Global Notes, as hereinafter provided.

(b)           Restricted Regulation S Class B-1 Global Notes.  Any Series 2008-1 Class B-1 Notes offered and sold on the Series 2008-1 Closing Date in reliance upon Regulation S will be issued in the form of one or more global notes in fully registered form, without coupons, substantially in the form set forth in Exhibit B-1-2 hereto, registered in the name of Cede, as nominee of DTC, and deposited with the Trustee, as custodian for DTC, for credit to the respective accounts at DTC of the designated agents holding on behalf of Euroclear or Clearstream (collectively, for purposes of Section 4.4 and Section 4.8, the “Restricted Regulation S Class B-1 Global Notes,” and together with the Restricted 144A Class B-1 Global Notes, the “Restricted Class B-1 Global Notes.”).  Until such time as the Distribution Compliance Period shall have terminated with respect to the Restricted Regulation S Class B-1 Global Notes, interests in the Restricted Regulation S Class B-1 Global Notes may be held only through Clearing Agency Participants acting for and on behalf of Euroclear and Clearstream.  After such time as the Distribution Compliance Period shall have terminated with respect to the Restricted Regulation S Class B-1 Global Notes, interests in the Restricted Regulation S Class B-1 Global Notes may be held through Clearing Agency Participants acting for and on behalf of DTC in addition to Euroclear and Clearstream.  The aggregate principal amount of the Restricted Regulation S Class B-1 Global Notes may from time to time be increased or decreased by adjustments made on the records of the Trustee, as custodian for DTC, in connection with a corresponding decrease or increase of aggregate principal amount of the corresponding Class of the Restricted Rule 144A Class A-1 Global Notes or Unrestricted Class B-1 Global Notes, as hereinafter provided.

(c)           Unrestricted Class B-1 Global Note.  Beneficial interests in the Restricted 144A Class B-1 Global Notes may be exchanged for beneficial interests in one or more global notes that do not bear the legend set forth in Section 4.8(h) (the “Unrestricted Class B-1 Global Notes,” and together with the Restricted Class B-1 Global Notes, the “Series 2008-1 Class B-1 Global Notes”) as provided in Section 4.8(d).  Beneficial interests in the Restricted Regulation S Class B-1 Global Notes may be exchanged for beneficial interests in one or more Unrestricted Class B-1 Global Notes as provided in Section 4.8(g).

(d)           Definitive Class B-1 Notes.  The Series 2008-1 Class B-1 Global Notes shall be exchangeable in their entirety for one or more definitive notes in registered form, without interest coupons (collectively, for purposes of this Section 4.4 and Section 4.8, the “Definitive Notes”) pursuant to Section 2.13(c) of the Base Indenture and this Section 4.4(d) in accordance with their terms and, upon complete exchange thereof, such Series 2008-1 Class B-1 Global Notes shall be surrendered for cancellation to the Trustee at the applicable Corporate Trust Office.

Section 4.5             Transfer Restrictions of Series 2008-1 Class A-1 Notes.

(a)           A Series 2008-1 Class A-1 Global Note may not be transferred, in whole or in part, to any Person other than DTC or a nominee thereof, or to a successor Depository or to a nominee of a successor Depository, and no such transfer to any such other Person may be registered; provided, however, that this Section 4.5(a) shall not prohibit any transfer of a Series 2008-1 Class A-1 Note that is issued in exchange for a Series 2008-1 Class A-1 Global Note in accordance with Section 2.8 or Section 2.13 of the Base Indenture and shall not prohibit any transfer of a beneficial interest in a Series 2008-1 Class A-1 Global Note effected in accordance with the other provisions of this Section 4.5.

(b)           The transfer by a Series 2008-1 Class A-1 Noteholder holding a beneficial interest in a Restricted Rule 144A Class A-1 Global Note to a Person who wishes to take delivery thereof in the form of a beneficial interest in such Restricted Rule 144A Class A-1 Global Note shall be made only upon the representation of the transferee that it is purchasing for its own account or an account with respect to which it exercises sole investment discretion and that it and any such account is a QIB, a QP, and is aware that the sale to it is being made in reliance on Rule 144A and acknowledges that it has received such information regarding the Co-Issuers as such transferee has requested pursuant to Rule 144A or has determined not to request such information and that it is aware that the transferor is relying upon its foregoing representations in order to claim the exemption from registration provided by Rule 144A.

(c)           If a Series 2008-1 Class A-1 Noteholder holding a beneficial interest in a Restricted 144A Class A-1 Global Note wishes at any time to exchange its interest in such Restricted 144A Class A-1 Global Note for an interest in the Restricted Regulation S Class A-1 Global Note, or to transfer such interest to a Person who wishes to take delivery thereof in the form of a beneficial interest in the Restricted Regulation S Class A-1 Global Note, such exchange or transfer may be effected, subject to the Applicable Procedures, only in accordance with the provisions of this Section 4.5(c); provided that the remaining beneficial interest in such Restricted 144A Class A-1 Global Note held by such Series 2008-1 Class A-1 Noteholder shall either equal zero or meet the authorized minimum denominations.  Upon receipt by the Trustee, as Registrar, at the applicable Corporate Trust Office, and the Co-Issuers of (i) written instructions given in accordance with the Applicable Procedures from a Clearing Agency Participant directing the Trustee to credit or cause to be credited to a specified Clearing Agency Participant’s account a beneficial interest in the Restricted Regulation S Class A-1 Global Note, in a principal amount equal to that of the beneficial interest in such Restricted 144A Class A-1 Global Note to be so exchanged or transferred, but not less than the authorized minimum denominations, (ii) a written order given in accordance with the Applicable Procedures containing information regarding the account of the Clearing Agency Participant (and the Euroclear or Clearstream account, as the case may be) to be credited with, and the account of the Clearing Agency Participant to be debited for, such beneficial interest and (iii) a certificate in substantially the form set forth in Exhibit C-1 hereto given by the Series 2008-1 Class A-1 Noteholder holding such beneficial interest in such Restricted 144A Class A-1 Global Note, the Trustee, as Registrar, shall instruct DTC to reduce the principal amount of the Restricted 144A Class A-1 Global Note, and to increase the principal amount of the Restricted Regulation S Class A-1 Global Note, by the principal amount of the beneficial interest in such Restricted 144A Class A-1 Global Note to be so exchanged or transferred, and to credit or cause to be credited to the account of the Person specified in such instructions (which shall be the Clearing Agency Participant for Euroclear or Clearstream or both, as the case may be) a beneficial interest in the Restricted Regulation S Class A-1 Global Note having a principal amount equal to the amount by which the principal amount of such Restricted 144A Class A-1 Global Note was reduced upon such exchange or transfer.

(d)           If a Series 2008-1 Class A-1 Noteholder holding a beneficial interest in a Restricted 144A Class A-1 Global Note wishes at any time to exchange its interest in such Restricted 144A Class A-1 Global Note for an interest in the Unrestricted Class A-1 Global Note, or to transfer such interest to a Person who wishes to take delivery thereof in the form of a beneficial interest in the Unrestricted Class A-1 Global Note, such exchange or transfer may be effected, subject to the Applicable Procedures, only in accordance with the provisions of this Section 4.5(d); provided that the remaining beneficial interest in such Restricted 144A Class A-1 Global Note held by such Series 2008-1 Class A-1 Noteholder shall either equal zero or meet the authorized minimum denominations.  Upon receipt by the Trustee, as Registrar, at the applicable Corporate Trust Office, of (i) written instructions given in accordance with the Applicable Procedures from a Clearing Agency Participant directing the Trustee to credit or cause to be credited to a specified Clearing Agency Participant’s account a beneficial interest in the Unrestricted Class A-1 Global Note in a principal amount equal to that of the beneficial interest in such Restricted 144A Class A-1 Global Note to be so exchanged or transferred, but not less than the authorized minimum denominations, (ii) a written order given in accordance with the Applicable Procedures containing information regarding the account of the Clearing Agency Participant to be credited with, and the account of the Clearing Agency Participant to be debited for, such beneficial interest and (iii) a certificate in substantially the form of Exhibit C-2 hereto given by the Series 2008-1 Class A-1 Noteholder holding such beneficial interest in such Restricted 144A Class A-1 Global Note, the Trustee, as Registrar, shall instruct DTC to reduce the principal amount of such Restricted 144A Class A-1 Global Note, and to increase the principal amount of the Unrestricted Class A-1 Global Note, by the principal amount of the beneficial interest in such Restricted 144A Class A-1 Global Note to be so exchanged or transferred, and to credit or cause to be credited to the account of the Person specified in such instructions (which shall be the Clearing Agency Participant) a beneficial interest in the Unrestricted Class A-1 Global Note having a principal amount equal to the amount by which the principal amount of such Restricted 144A Class A-1 Global Note was reduced upon such exchange or transfer.  If the Trustee so requests or if the Applicable Procedures so require, the transferor shall deliver an Opinion of Counsel in form reasonably acceptable to the Trustee to the effect that such exchange or transfer is in compliance with the Securities Act and that the restrictions on transfer contained in this

Series 2008-1 Supplement and described in Section 4.5(h) are no longer required in order to maintain compliance with the Securities Act.

(e)           The transfer by a Series 2008 1 Class A-1 Noteholder holding a beneficial interest in a Restricted Regulation S Class A-1 Global Note to a Person who wishes to take delivery thereof in the form of a beneficial interest in such Restricted Regulation S Class A-1 Global Note shall be made only upon the representation of the transferee that it is purchasing for its own account or an account with respect to which it exercises sole investment discretion and that it and any such account is a QP that is neither a “U.S. Person” as defined in Regulation S nor a “U.S. Resident” for purposes of the Investment Company Act and that it is aware that the transferor is relying upon its foregoing representations in order to claim the exemption from registration provided by Regulation S.

(f)            If a Series 2008-1 Class A-1 Noteholder holding a beneficial interest in a Restricted Regulation S Class A-1 Global Note wishes at any time to exchange its interest in such Restricted Regulation S Class A-1 Global Note for an interest in the Restricted 144A Class A-1 Global Note, or to transfer such interest to a Person who wishes to take delivery thereof in the form of a beneficial interest in the Restricted 144A Class A-1 Global Note, such exchange or transfer may be effected, subject to the Applicable Procedures, only in accordance with the provisions of this Section 4.5(f); provided that the remaining beneficial interest in such Restricted Regulation S Class A-1 Global Note held by such Series 2008-1 Class A-1 Noteholder shall either equal zero or meet the authorized minimum denominations.  Upon receipt by the Trustee, as Registrar, at the applicable Corporate Trust Office, of (i) written instructions given in accordance with the Applicable Procedures from a Clearing Agency Participant directing the Trustee to credit or cause to be credited to a specified Clearing Agency Participant’s account a beneficial interest in the Restricted 144A Class A-1 Global Note in a principal amount equal to that of the beneficial interest in such Restricted Regulation S Class A-1 Global Note to be so exchanged or transferred, but not less than the authorized minimum denominations, (ii) a written order given in accordance with the Applicable Procedures containing information regarding the account of the Clearing Agency Participant (and the Euroclear or Clearstream account, as the case may be) to be credited with, and the account of the Clearing Agency Participant to be debited for, such beneficial interest and (iii) a certificate in substantially the form set forth in Exhibit C-3 hereto given by such Series 2008-1 Class A-1 Noteholder holding such beneficial interest in such Restricted Regulation S Class A-1 Global Note, Euroclear or Clearstream or the Trustee, as Registrar, shall instruct DTC to reduce the principal amount of such Restricted Regulation S Class A-1 Global Note and to increase the principal amount of the Restricted 144A Class A-1 Global Note, by the principal amount of the beneficial interest in such Restricted Regulation S Class A-1 Global Note to be so exchanged or transferred, and to credit or cause to be credited to the account of the Person specified in such instructions (which shall be the Clearing Agency Participant for DTC) a beneficial interest in the Restricted 144A Class A-1 Global Note having a principal amount equal to the amount by which the principal amount of such Restricted Regulation S Class A-1 Global Note was reduced upon such exchange or transfer.

(g)           If a Series 2008-1 Class A-1 Noteholder holding a beneficial interest in a Restricted Regulation S Class A-1 Global Note wishes at any time to exchange its interest in such Restricted Regulation S Class A-1 Global Note for an interest in the Unrestricted Class A-1 Global Note, or to transfer such interest to a Person who wishes to take delivery thereof in the form of a beneficial interest in the Unrestricted Class A-1 Global Note, such exchange or transfer may be effected, subject to the Applicable Procedures, only in accordance with the provisions of this Section 4.5(g); provided that the remaining beneficial interest in such Restricted Regulation S Class A-1 Global Note held by such Series 2008-1 Class A-1 Noteholder shall either equal zero or meet the authorized minimum denominations.  Upon receipt by the Trustee, as Registrar, at the applicable Corporate Trust Office, and the Co-Issuers of (i) written instructions given in accordance with the Applicable Procedures from a Clearing Agency Participant directing the Trustee to credit or cause to be credited to a specified Clearing Agency Participant’s account a beneficial interest in the Unrestricted Class A-1 Global Note in a principal amount equal to that of the beneficial interest in such Restricted Regulation S Class A-1 Global Note to be so exchanged or transferred, but not less than the authorized minimum denominations, (ii) a written order given in accordance with the Applicable Procedures containing information regarding the account of the Clearing Agency Participant (and the Euroclear or Clearstream account, as the case may be) to be credited with, and the account of the Clearing Agency Participant to be debited for, such beneficial interest and (iii) a certificate in substantially the form of Exhibit C-2 hereto given by the Series 2008-1 Class A-1 Noteholder holding such beneficial interest in such Restricted Regulation S Class A-1 Global Note, Euroclear, Clearstream or the Trustee, as Registrar shall instruct DTC to reduce the principal amount of such Restricted Regulation S Class A-1 Global Note, and to increase the principal amount of the Unrestricted Class A-1 Global Note, by the principal amount of the beneficial interest in such Restricted Regulation S Class A-1 Global Note to be so exchanged or transferred, and to credit or cause to be credited to the account of the Person specified in such instructions (which shall be the Clearing Agency Participant for DTC) a beneficial interest in the Unrestricted Class A-1 Global Note having a principal amount equal to the amount by which the principal amount of such Restricted Regulation S Class A-1 Global Note was reduced upon such exchange or transfer.  If the Trustee so requests or if the Applicable Procedures so require, the transferor shall deliver an Opinion of Counsel in form reasonably acceptable to the Trustee to the effect that such exchange or transfer is in compliance with the Securities Act and that the restrictions on transfer contained in this Series 2008-1 Supplement and described in Section 4.5(h) are no longer required in order to maintain compliance with the Securities Act.

(h)           The Restricted Class A-1 Global Notes shall bear the following legend:

THIS SERIES 2008-1 CLASS A-1 NOTE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR WITH ANY SECURITIES REGULATORY AUTHORITY OF ANY STATE OR OTHER RELEVANT JURISDICTION, AND NONE OF NUCO2 FUNDING LLC, NUCO2 LLC, NUCO2 SUPPLY LLC AND NUCO2 IP LLC (THE “CO-

ISSUERS”) HAS BEEN REGISTERED UNDER THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED (THE “1940 ACT”).  THIS NOTE OR ANY INTEREST HEREIN MAY BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY (A) IN THE UNITED STATES TO EITHER THE INITIAL PURCHASER OR A SUBSEQUENT TRANSFEREE WHO IS BOTH A “QUALIFIED INSTITUTIONAL BUYER” AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT (“RULE 144A”) AND A “QUALIFIED PURCHASER” (WITHIN THE MEANING OF THE 1940 ACT), ACTING FOR ITS OWN ACCOUNT OR ONE OR MORE ACCOUNTS WITH RESPECT TO WHICH SUCH INITIAL PURCHASER OR SUBSEQUENT TRANSFEREE EXERCISES SOLE INVESTMENT DISCRETION, EACH OF WHICH IS BOTH A QUALIFIED INSTITUTIONAL BUYER AND A QUALIFIED PURCHASER, AND NONE OF WHICH IS (1) A DEALER OF THE TYPE DESCRIBED IN PARAGRAPH (a)(1)(ii) OF RULE 144A UNLESS IT OWNS AND INVESTS ON A DISCRETIONARY BASIS NOT LESS THAN $25,000,000 IN SECURITIES OF ISSUERS THAT ARE NOT AFFILIATED TO IT, (2) A PARTICIPANT-DIRECTED EMPLOYEE PLAN, SUCH AS A 401(k) PLAN, OR ANY OTHER TYPE OF PLAN REFERRED TO IN PARAGRAPH (a)(1)(i)(D) OR (a)(1)(i)(E) OF RULE 144A, OR A TRUST FUND REFERRED TO IN PARAGRAPH (a)(1)(i)(F) OF RULE 144A THAT HOLDS THE ASSETS OF SUCH A PLAN, UNLESS INVESTMENT DECISIONS WITH RESPECT TO THE PLAN ARE MADE SOLELY BY THE FIDUCIARY, TRUSTEE OR SPONSOR OF SUCH PLAN, (3) FORMED OR CAPITALIZED FOR THE SPECIFIC PURPOSE OF INVESTING IN THE CO-ISSUERS (EXCEPT WHERE EACH BENEFICIAL OWNER IS A QUALIFIED PURCHASER), (4) A CORPORATION, PARTNERSHIP, COMMON TRUST FUND, SPECIAL TRUST, PENSION FUND OR RETIREMENT PLAN IN WHICH THE SHAREHOLDERS, EQUITY OWNERS, PARTNERS, BENEFICIARIES, BENEFICIAL OWNERS OR PARTICIPANTS, AS APPLICABLE, MAY DESIGNATE THE PARTICULAR INVESTMENTS TO BE MADE, (5) IF FORMED ON OR BEFORE APRIL 30, 1996, AN INVESTMENT COMPANY THAT RELIES ON THE EXCLUSION FROM THE DEFINITION OF ‘‘INVESTMENT COMPANY’’ PROVIDED BY SECTION 3(c)(7) OF THE 1940 ACT (OR A FOREIGN INVESTMENT COMPANY UNDER SECTION 7(d) THEREOF RELYING ON SECTION 3(c)(7) WITH RESPECT TO THOSE OF ITS HOLDERS THAT ARE U.S. PERSONS), UNLESS, WITH RESPECT TO ITS TREATMENT AS A QUALIFIED PURCHASER, IT HAS, IN THE MANNER REQUIRED BY SECTION 2(a)(51)(C) OF THE 1940 ACT AND THE RULES AND REGULATIONS THEREUNDER, RECEIVED THE CONSENT OF ITS BENEFICIAL OWNERS THAT ACQUIRED THEIR INTERESTS ON OR BEFORE APRIL 30, 1996, (6) AN ENTITY THAT, IMMEDIATELY SUBSEQUENT TO ITS PURCHASE OR OTHER ACQUISITION OF A BENEFICIAL INTEREST IN THIS NOTE, WILL HAVE INVESTED MORE THAN 40% OF ITS ASSETS IN BENEFICIAL INTERESTS IN THIS NOTE AND/OR IN OTHER SECURITIES OF THE ISSUER (UNLESS ALL OF THE

BENEFICIAL OWNERS OF SUCH ENTITY’S SECURITIES ARE QUALIFIED PURCHASERS) TO WHOM NOTICE IS GIVEN THAT THE RESALE, PLEDGE OR OTHER TRANSFER IS BEING MADE IN RELIANCE ON THE EXEMPTION FROM SECURITIES ACT REGISTRATION PROVIDED BY RULE 144A OR (7) (I) (i) AN EMPLOYEE BENEFIT PLAN DESCRIBED IN SECTION 3(3) OF ERISA BUT NOT SUBJECT TO ERISA OR AN ENTITY THE ASSETS OF WHICH CONSTITUTE ASSETS OF SUCH A PLAN, (ii) AN EMPLOYEE BENEFIT PLAN THAT IS SUBJECT TO TITLE I OF ERISA, (iii) A PLAN, INDIVIDUAL RETIREMENT ACCOUNT OR OTHER ARRANGEMENT SUBJECT TO SECTION 4975 OF THE CODE OR AN ENTITY WHOSE UNDERLYING ASSETS ARE CONSIDERED TO INCLUDE “PLAN ASSETS” OF ANY SUCH PLAN, ACCOUNT OR ARRANGEMENT UNDER U.S. DEPARTMENT OF LABOR REGULATIONS, AS MODIFIED (EACH, A “PLAN”), AND SUCH ENTITY IS NOT ACQUIRING OR HOLDING THIS NOTE FOR OR ON BEHALF OF OR WITH THE ASSETS OF ANY PLAN OR (II) A PURCHASER THAT IS UNABLE TO REPRESENT AND WARRANT THAT THE PURCHASE AND HOLDING OF THIS NOTE DOES NOT AND WILL NOT RESULT IN A NON-EXEMPT PROHIBITED TRANSACTION UNDER SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE (OR, IN THE CASE OF A GOVERNMENTAL OR OTHER PLAN, ANY APPLICABLE SIMILAR LAW), OR (B) OUTSIDE THE UNITED STATES TO THE INITIAL PURCHASER OR A SUBSEQUENT TRANSFEREE WHO IS A QUALIFIED PURCHASER AND NEITHER A “U.S. PERSON” AS DEFINED IN REGULATION S UNDER THE SECURITIES ACT (“REGULATION S”) NOR A “U.S. RESIDENT” AS DEFINED FOR PURPOSES OF THE 1940 ACT, ACTING FOR ITS OWN ACCOUNT OR ONE OR MORE ACCOUNTS WITH RESPECT TO WHICH SUCH INITIAL PURCHASER OR SUBSEQUENT TRANSFEREE EXERCISES SOLE INVESTMENT DISCRETION, EACH OF WHICH IS A QUALIFIED PURCHASER, AND NONE OF WHICH ARE A U.S. PERSON OR A U.S. RESIDENT, IN OFFSHORE TRANSACTIONS IN RELIANCE ON REGULATION S, AND, IN EACH CASE, IN COMPLIANCE WITH THE CERTIFICATIONS AND OTHER REQUIREMENTS SPECIFIED IN THE INDENTURE REFERRED TO HEREIN AND ANY APPLICABLE SECURITIES LAWS OF ANY STATE OR THE UNITED STATES AND ANY OTHER RELEVANT JURISDICTION.  THE INITIAL PURCHASER AND EACH SUBSEQUENT TRANSFEREE TAKING DELIVERY OF THIS NOTE OR AN INTEREST IN THIS NOTE WILL MAKE THE APPLICABLE REPRESENTATIONS AND AGREEMENTS REFERRED TO IN THE INDENTURE.  THE INITIAL PURCHASER AND EACH SUBSEQUENT TRANSFEREE TAKING DELIVERY OF THIS NOTE OR AN INTEREST IN THIS NOTE IN THE FORM OF AN INTEREST IN A RESTRICTED REGULATION S GLOBAL NOTE OR A RESTRICTED RULE 144A GLOBAL NOTE WILL BE REQUIRED TO DELIVER A TRANSFER CERTIFICATE IN THE FORM REQUIRED BY THE INDENTURE AND

WILL BE REQUIRED TO MAKE THE APPLICABLE REPRESENTATIONS AND AGREEMENTS REFERRED TO IN THE INDENTURE.

THE CO-ISSUERS MAY REQUIRE ANY HOLDER OF THIS NOTE WHO IS DETERMINED NOT TO HAVE BEEN (I) IF THIS NOTE IS ACQUIRED IN THE UNITED STATES, BOTH A QUALIFIED INSTITUTIONAL BUYER AND A QUALIFIED PURCHASER OR (II) IF THIS NOTE WAS ACQUIRED OUTSIDE OF THE UNITED STATES, BOTH A QUALIFIED PURCHASER AND NEITHER A U.S. PERSON NOR A U.S. RESIDENT AT THE TIME OF ACQUISITION OF THIS NOTE TO SELL THIS NOTE TO A PERSON WHO IS (I) BOTH A QUALIFIED INSTITUTIONAL BUYER AND A QUALIFIED PURCHASER IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, OR (II) A QUALIFIED PURCHASER AND NEITHER A U.S. PERSON NOR A U.S. RESIDENT IN A TRANSACTION MEETING THE REQUIREMENTS OF REGULATION S.

ANY TRANSFER OF THIS NOTE IN VIOLATION OF THE FOREGOING WILL BE OF NO FORCE AND EFFECT AND WILL BE VOID AB INITIO AND WILL NOT OPERATE TO TRANSFER ANY RIGHTS TO THE INITIAL PURCHASER OR SUBSEQUENT TRANSFEREE, NOTWITHSTANDING ANY INSTRUCTIONS TO THE CONTRARY TO THE CO-ISSUERS, THE TRUSTEE OR ANY INTERMEDIARY.

(i)            The Restricted Regulation S Class A-1 Global Notes shall also bear the following legend:

UNTIL 40 DAYS AFTER THE INITIAL PURCHASER NOTIFIES THE CO-ISSUERS THAT THE RESALE OF THE SERIES 2008-1 CLASS A-1 NOTES HAS BEEN COMPLETED (THE “DISTRIBUTION COMPLIANCE PERIOD”) IN CONNECTION WITH THE OFFERING OF THE NOTES IN THE UNITED STATES FROM OUTSIDE OF THE UNITED STATES, THE SALE, PLEDGE OR TRANSFER OF THIS NOTE IS SUBJECT TO CERTAIN CONDITIONS AND RESTRICTIONS. THE HOLDER HEREOF, BY PURCHASING OR OTHERWISE ACQUIRING THIS NOTE, ACKNOWLEDGES THAT SUCH HOLDER IS A QUALIFIED PURCHASER, AND THAT THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT AND AGREES FOR THE BENEFIT OF THE CO-ISSUERS THAT THIS NOTE MAY BE TRANSFERRED, RESOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY TO A QUALIFIED PURCHASER AND IN COMPLIANCE WITH THE SECURITIES ACT AND OTHER APPLICABLE LAWS OF THE STATES, TERRITORIES AND POSSESSIONS OF THE UNITED STATES GOVERNING THE OFFER AND SALE OF SECURITIES.

(j)            The Series 2008-1 Class A-1 Global Notes issued in connection with the Series 2008-1 Class A-1 Notes shall bear the following legend:

THIS NOTE IS A GLOBAL NOTE WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF THE DEPOSITORY TRUST COMPANY (“DTC”), A NEW YORK CORPORATION, 55 WATER STREET, NEW YORK, NEW YORK 10004, OR A NOMINEE THEREOF.  THIS NOTE MAY NOT BE EXCHANGED IN WHOLE OR IN PART FOR A SECURITY REGISTERED, AND NO TRANSFER OF THIS NOTE IN WHOLE OR IN PART MAY BE REGISTERED, IN THE NAME OF ANY PERSON OTHER THAN DTC OR A NOMINEE THEREOF, EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE.  UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF DTC TO THE CO-ISSUERS OR THE REGISTRAR, AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC, AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC, ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL BECAUSE THE REGISTERED OWNER, CEDE & CO., HAS AN INTEREST HEREIN.

(k)           The required legends set forth above shall not be removed from the applicable Series 2008-1 Class A-1 Notes except as provided herein.  The legend required for a Restricted Class A-1 Global Note may be removed from such Restricted Class A-1 Global Note if there is delivered to the Co-Issuers and the Trustee such satisfactory evidence, which may include an Opinion of Counsel as may be reasonably required by the Co-Issuers that neither such legend nor the restrictions on transfer set forth therein are required to ensure that transfers of such Restricted Class A-1 Global Note will not violate the registration requirements of the Securities Act.  Upon provision of such satisfactory evidence, the Trustee at the direction of the Master Issuer, on behalf of the Co-Issuers, shall authenticate and deliver in exchange for such Restricted Class A-1 Global Note a an Unrestricted Class A-1 Global Note or Unrestricted Class A-1 Global Notes having an equal aggregate principal amount that does not bear such legend.  If such a legend required for a Restricted Class A-1 Global Note has been removed from a Series 2008-1 Class A-1 Note as provided above, no other Series 2008-1 Class A-1 Note issued in exchange for all or any part of such Series 2008-1 Class A-1 Note shall bear such legend, unless the Co-Issuers have reasonable cause to believe that such other Series 2008-1 Class A-1 Note is a “restricted security” within the meaning of Rule 144 under the Securities Act and instructs the Trustee to cause a legend to appear thereon.

(l)            The Co-Issuers have the right hereunder to compel any non-permitted holder of an interest in the Series 2008-1 Class A-1 Notes to sell its interest in such Series 2008-1 Class A-1 Notes or may sell such interest in such Series 2008-1 Class A-1 Notes on behalf of such owner. In connection therewith, (a) if the Holder acquired its interest in the Series 2008-1 Class A-1 Notes in the form of an interest in a Global Note, the Co-Issuers are permitted hereunder to require that the Holder of (i) any interest in a Restricted 144A Global Note held by a Holder that is a U.S. Person or a Holder who was sold such interest in the United States who is determined not to have been both a QIB and a QP at the time of acquisition of such interest in a Restricted 144A Global Note or (ii) any interest in a Restricted Regulation S Global Note held by a Holder that is a U.S. Person or a Person who was sold such interest in the United States, in each case at the time of the acquisition of such interest, sell such interest to a transferee that is permitted hereunder and, if the Holder does not comply with such demand within 30 days thereof, the Co-Issuers, acting at the direction of the Master Manager, may sell such Holder’s interest in the applicable Global Note on such terms as the Co-Issuers may choose.

Section 4.6             Transfer Restrictions of Series 2008-1 Class A-2 Notes.

(a)           Subject to the terms of the Indenture and the Series 2008-1 Class A-2 Note Purchase Agreement, the Holder of any Series 2008-1 Class A-2 Note may transfer the same in whole or in part, in an amount equivalent to an authorized denomination, by surrendering such Series 2008-1 Class A-2 Note at the applicable Corporate Trust Office, with the form of transfer endorsed on it duly completed and executed by, or accompanied by a written instrument of transfer in form satisfactory to the Co-Issuers and the Registrar by, the Holder thereof or his attorney duly authorized in writing, with such signature guaranteed by an “eligible guarantor institution” meeting the requirements of the Registrar, which requirements include membership or participation in the Security Transfer Agent Medallion Program (“STAMP”) or such other “signature guarantee program” as may be determined by the Registrar in addition to, or in substitution for, STAMP, and accompanied by a certificate substantially in the form of Exhibit C-4 hereto; provided that if the Holder of any Series 2008-1 Class A-2 Note transfers, in whole or in part, its interest in any Series 2008-1 Class A-2 Note pursuant to (i) an Assignment and Assumption Agreement substantially in the form of Exhibit B to the Series 2008-1 Class A-2 Note Purchase Agreement or (ii) an Investor Group Supplement substantially in the form of Exhibit C to the Series 2008-1 Class A-2 Note Purchase Agreement, then such Series 2008-1 Class A-2 Noteholder will not be required to submit a certificate substantially in the form of Exhibit C-4 hereto upon transfer of its interest in such Series 2008-1 Class A-2 Note.  In exchange for any Series 2008-1 Class A-2 Note properly presented for transfer, the Co-Issuers shall execute and the Trustee shall promptly authenticate and deliver or cause to be authenticated and delivered in compliance with applicable law, to the transferee at such office, or send by mail (at the risk of the transferee) to such address as the transferee may request, Series 2008-1 Class A-2 Notes for the same aggregate principal amount as was transferred.  In the case of the transfer of any Series 2008-1 Class A-2 Note in part, the Co-Issuers shall execute and the Trustee shall promptly authenticate and deliver or cause to be authenticated and delivered to the transferor at such office, or send by mail (at the risk of the transferor) to such address as the transferor may request, Series 2008-1 Class A-2 Notes for the aggregate principal amount that was not transferred.  No transfer of any Series 2008-1 Class A-2 Note shall be made unless the request for such transfer is made by the Series 2008-1 Class A-2 Noteholder at such office.  Neither the Co-Issuers nor the Trustee shall be liable for any delay in delivery of transfer instructions and each may conclusively rely on, and shall be protected in relying on, such instructions.  Upon the issuance of transferred

Series 2008-1 Class A-2 Notes, the Trustee shall recognize the holders of such Series 2008-1 Class A-2 Note as Series 2008-1 Class A-2 Noteholders.

(b)           Each Series 2008-1 Class A-2 Note shall bear the following legend:

THIS SERIES 2008-1 CLASS A-2 NOTE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED, OR WITH ANY SECURITIES REGULATORY AUTHORITY OF ANY STATE OR OTHER RELEVANT JURISDICTION, AND NONE OF THE CO-ISSUERS HAS BEEN REGISTERED UNDER THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED.  THIS NOTE AND ANY INTEREST HEREIN MAY BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY IN ACCORDANCE WITH THE PROVISIONS OF THE CLASS A-2 NOTE PURCHASE AGREEMENT, DATED AS OF MAY 28, 2008 BY AND AMONG THE CO-ISSUERS, THE MASTER MANAGER, THE TRANSACTION MANAGER, CERTAIN SERIES 2008-1 CLASS A-2 CONDUIT INVESTORS, THE SERIES 2008-1 CLASS A-2 COMMITTED NOTE PURCHASERS, CERTAIN FUNDING AGENTS AND THE SERIES 2008-1 CLASS A-2 NOTE ADMINISTRATIVE AGENT, AS AMENDED FROM TIME TO TIME.

The required legend set forth above shall not be removed from the Series 2008-1 Class A-2 Notes except as provided herein.

Section 4.7             Transfer Restrictions of Series 2008-1 Class A-3 Notes.

(a)           Subject to the terms of the Indenture and the Series 2008-1 Class A-3 Note Purchase Agreement, the Holder of any Series 2008-1 Class A-3 Note may transfer the same in whole or in part, in an amount equivalent to an authorized denomination, by surrendering such Series 2008-1 Class A-3 Note at the applicable Corporate Trust Office, with the form of transfer endorsed on it duly completed and executed by, or accompanied by a written instrument of transfer in form satisfactory to the Co-Issuers and the Registrar by, the Holder thereof or his attorney duly authorized in writing, with such signature guaranteed by an “eligible guarantor institution” meeting the requirements of the Registrar, which requirements include membership or participation in the STAMP or such other “signature guarantee program” as may be determined by the Registrar in addition to, or in substitution for, STAMP, and accompanied by a certificate substantially in the form of Exhibit C-4 hereto; provided that if the Holder of any Series 2008-1 Class A-3 Note transfers, in whole or in part, its interest in any Series 2008-1 Class A-3 Note pursuant to (i) an Assignment and Assumption Agreement substantially in the form of Exhibit B to the Series 2008-1 Class A-3 Note Purchase Agreement or (ii) an Investor Group Supplement substantially in the form of Exhibit C to the Series 2008-1 Class A-3 Note Purchase Agreement, then such Series 2008-1 Class A-3 Noteholder will not be required to submit a certificate substantially in the form of Exhibit C-4 hereto upon transfer of its interest in such Series 2008-1 Class A-3 Note.  In exchange for any Series 2008-1 Class A-3 Note properly presented for transfer, the

Co-Issuers shall execute and the Trustee shall promptly authenticate and deliver or cause to be authenticated and delivered in compliance with applicable law, to the transferee at such office, or send by mail (at the risk of the transferee) to such address as the transferee may request, Series 2008-1 Class A-3 Notes for the same aggregate principal amount as was transferred.  In the case of the transfer of any Series 2008-1 Class A-3 Note in part, the Co-Issuers shall execute and the Trustee shall promptly authenticate and deliver or cause to be authenticated and delivered to the transferor at such office, or send by mail (at the risk of the transferor) to such address as the transferor may request, Series 2008-1 Class A-3 Notes for the aggregate principal amount that was not transferred.  No transfer of any Series 2008-1 Class A-3 Note shall be made unless the request for such transfer is made by the Series 2008-1 Class A-3 Noteholder at such office.  Neither the Co-Issuers nor the Trustee shall be liable for any delay in delivery of transfer instructions and each may conclusively rely on, and shall be protected in relying on, such instructions.  Upon the issuance of transferred Series 2008-1 Class A-3 Notes, the Trustee shall recognize the holders of such Series 2008-1 Class A-3 Note as Series 2008-1 Class A-3 Noteholders.

(b)           Each Series 2008-1 Class A-3 Note shall bear the following legend:

THIS SERIES 2008-1 CLASS A-3 NOTE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED, OR WITH ANY SECURITIES REGULATORY AUTHORITY OF ANY STATE OR OTHER RELEVANT JURISDICTION, AND NONE OF THE CO-ISSUERS HAS BEEN REGISTERED UNDER THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED.  THIS NOTE AND ANY INTEREST HEREIN MAY BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY IN ACCORDANCE WITH THE PROVISIONS OF THE CLASS A-3 NOTE PURCHASE AGREEMENT, DATED AS OF MAY 28, 2008 BY AND AMONG THE CO-ISSUERS, THE MASTER MANAGER, THE TRANSACTION MANAGER, CERTAIN SERIES 2008-1 CLASS A-3 CONDUIT INVESTORS, THE SERIES 2008-1 CLASS A-3 COMMITTED NOTE PURCHASERS, CERTAIN FUNDING AGENTS AND THE SERIES 2008-1 CLASS A-3 NOTE ADMINISTRATIVE AGENT, AS AMENDED FROM TIME TO TIME.

The required legend set forth above shall not be removed from the Series 2008-1 Class A-3 Notes except as provided herein.

Section 4.8             Transfer Restrictions of Series 2008-1 Class B-1 Notes.

(a)           A Series 2008-1 Class B-1 Global Note may not be transferred, in whole or in part, to any Person other than DTC or a nominee thereof, or to a successor Depository or to a nominee of a successor Depository, and no such transfer to any such other Person may be registered; provided, however, that this Section 4.8(a) shall not prohibit any transfer of a Series 2008-1 Class B-1 Note that is issued in exchange for a Series 2008-1 Class B-1 Global Note in accordance with Section 2.8 of the Base Indenture and shall not prohibit any transfer of a beneficial interest in a Series 2008-1

Class B-1 Global Note effected in accordance with the other provisions of this Section 4.8.

(b)           The transfer by a Series 2008-1 Class B-1 Noteholder holding a beneficial interest in a Restricted Rule 144A Class B-1 Global Note to a Person who wishes to take delivery thereof in the form of a beneficial interest in such Restricted Rule 144A Class B-1 Global Note shall be made only upon the representation of the transferee that it is purchasing for its own account or an account with respect to which it exercises sole investment discretion and that it and any such account is a QIB, a QP, and is aware that the sale to it is being made in reliance on Rule 144A and acknowledges that it has received such information regarding the Co-Issuers as such transferee has requested pursuant to Rule 144A or has determined not to request such information and that it is aware that the transferor is relying upon its foregoing representations in order to claim the exemption from registration provided by Rule 144A.

(c)           If a Series 2008-1 Class B-1 Noteholder holding a beneficial interest in a Restricted Rule 144A Class B-1 Global Note wishes at any time to exchange its interest in such Restricted Rule 144A Class B-1 Global Note for an interest in the Restricted Regulation S Class B-1 Global Note, or to transfer such interest to a Person who wishes to take delivery thereof in the form of a beneficial interest in the Restricted Regulation S Class B-1 Global Note, such exchange or transfer may be effected, subject to the Applicable Procedures, only in accordance with the provisions of this Section 4.8(c).  Upon receipt by the Trustee, as Registrar, at the applicable Corporate Trust Office, and the Co-Issuers of (i) written instructions given in accordance with the Applicable Procedures from a Clearing Agency Participant directing the Trustee to credit or cause to be credited to a specified Clearing Agency Participant’s account a beneficial interest in the Restricted Regulation S Class B-1 Global Note, in a principal amount equal to that of the beneficial interest in such Restricted Rule 144A Class B-1 Global Note to be so exchanged or transferred, but not less than the authorized minimum denominations, (ii) a written order given in accordance with the Applicable Procedures containing information regarding the account of the Clearing Agency Participant (and the Euroclear or Clearstream account, as the case may be) to be credited with, and the account of the Clearing Agency Participant to be debited for, such beneficial interest and (iii) a certificate in substantially the form set forth in Exhibit C-1 hereto given by the Series 2008-1 Class B-1 Noteholder holding such beneficial interest in such Restricted Rule 144A Class B-1 Global Note, the Trustee, as Registrar, shall instruct DTC to reduce the principal amount of the Restricted Rule 144A Class B-1 Global Note, and to increase the principal amount of the Restricted Regulation S Class B-1 Global Note, by the principal amount of the beneficial interest in such Restricted Rule 144A Class B-1 Global Note to be so exchanged or transferred, and to credit or cause to be credited to the account of the Person specified in such instructions (which shall be the Clearing Agency Participant for Euroclear or Clearstream or both, as the case may be) a beneficial interest in the Restricted Regulation S Class B-1 Global Note having a principal amount equal to the amount by which the principal amount of such Restricted Rule 144A Class B-1 Global Note was reduced upon such exchange or transfer.

(d)           If a Series 2008-1 Class B-1 Noteholder holding a beneficial interest in a Restricted Rule 144A Class B-1 Global Note wishes at any time to exchange its interest in such Restricted Rule 144A Class B-1 Global Note for an interest in the Unrestricted Class B-1 Global Note, or to transfer such interest to a Person who wishes to take delivery thereof in the form of a beneficial interest in the Unrestricted Class B-1 Global Note, such exchange or transfer may be effected, subject to the Applicable Procedures, only in accordance with the provisions of this Section 4.8(d); provided that the remaining beneficial interest in such Restricted Rule 144A Class B-1 Global Note held by such Series 2008-1 Class B-1 Noteholder shall either equal zero or meet the authorized minimum denominations.  Upon receipt by the Trustee, as Registrar, at the applicable Corporate Trust Office, and the Co-Issuers of (i) written instructions given in accordance with the Applicable Procedures from a Clearing Agency Participant directing the Trustee to credit or cause to be credited to a specified Clearing Agency Participant’s account a beneficial interest in the Unrestricted Class B-1 Global Note in a principal amount equal to that of the beneficial interest in such Restricted Rule 144A Class B-1 Global Note to be so exchanged or transferred, but not less than the authorized minimum denominations, (ii) a written order given in accordance with the Applicable Procedures containing information regarding the account of the Clearing Agency Participant to be credited with, and the account of the Clearing Agency Participant to be debited for, such beneficial interest and (iii) a certificate in substantially the form of Exhibit C-2 hereto given by the Series 2008-1 Class B-1 Noteholder holding such beneficial interest in such Restricted Rule 144A Class B-1 Global Note, the Trustee, as Registrar, shall instruct DTC to reduce the principal amount of such Restricted Rule 144A Class B-1 Global Note, and to increase the principal amount of the Unrestricted Class B-1 Global Note, by the principal amount of the beneficial interest in such Restricted Rule 144A Class B-1 Global Note to be so exchanged or transferred, and to credit or cause to be credited to the account of the Person specified in such instructions (which shall be the Clearing Agency Participant) a beneficial interest in the Unrestricted Class B-1 Global Note having a principal amount equal to the amount by which the principal amount of such Restricted Rule 144A Class B-1 Global Note was reduced upon such exchange or transfer.  If the Trustee so requests or if the Applicable Procedures so require, the transferor shall deliver an Opinion of Counsel in form reasonably acceptable to the Trustee to the effect that such exchange or transfer is in compliance with the Securities Act and that the restrictions on transfer contained in this Series 2008-1 Supplement and described in Section 4.8(h) are no longer required in order to maintain compliance with the Securities Act.

(e)           The transfer by a Series 2008 1 Class B-1 Noteholder holding a beneficial interest in a Restricted Regulation S Class B-1 Global Note to a Person who wishes to take delivery thereof in the form of a beneficial interest in such Restricted Regulation S Class B-1 Global Note shall be made only upon the representation of the transferee that it is purchasing for its own account or an account with respect to which it exercises sole investment discretion and that it and any such account is a QP that is neither a “U.S. Person” as defined in Regulation S nor a “U.S. Resident” for purposes of the Investment Company Act and that it is aware that the transferor is relying upon its foregoing representations in order to claim the exemption from registration provided by Regulation S.

(f)            If a Series 2008-1 Class B-1 Noteholder holding a beneficial interest in a Restricted Regulation S Class B-1 Global Note wishes at any time to exchange its interest in such Restricted Regulation S Class B-1 Global Note for an interest in the Restricted Rule 144A Class B-1 Global Note, or to transfer such interest to a Person who wishes to take delivery thereof in the form of a beneficial interest in the Restricted Rule 144A Class B-1 Global Note, such exchange or transfer may be effected, subject to the Applicable Procedures, only in accordance with the provisions of this Section 4.8(f); provided that the remaining beneficial interest in such Restricted Regulation S Class B-1 Global Note held by such Series 2008-1 Class B-1 Noteholder shall either equal zero or meet the authorized minimum denominations.  Upon receipt by the Registrar, at the applicable Corporate Trust Office, and the Co-Issuers of (i) written instructions given in accordance with the Applicable Procedures from a Clearing Agency Participant directing the Trustee to credit or cause to be credited to a specified Clearing Agency Participant’s account a beneficial interest in the Restricted Rule 144A Class B-1 Global Note in a principal amount equal to that of the beneficial interest in such Restricted Regulation S Class B-1 Global Note to be so exchanged or transferred, but not less than the authorized minimum denominations, (ii) a written order given in accordance with the Applicable Procedures containing information regarding the account of the Clearing Agency Participant (and the Euroclear or Clearstream account, as the case may be) to be credited with, and the account of the Clearing Agency Participant to be debited for, such beneficial interest and (iii)  a certificate in substantially the form set forth in Exhibit C-3 hereto given by such Series 2008-1 Class B-1 Noteholder holding such beneficial interest in such Restricted Regulation S Class B-1 Global Note, Euroclear or Clearstream or the Trustee, as Registrar, shall instruct DTC to reduce the principal amount of such Restricted Regulation S Class B-1 Global Note and to increase the principal amount of the Restricted Rule 144A Class B-1 Global Note, by the principal amount of the beneficial interest in such Restricted Regulation S Class B-1 Global Note to be so exchanged or transferred, and to credit or cause to be credited to the account of the Person specified in such instructions (which shall be the Clearing Agency Participant for DTC) a beneficial interest in the Restricted Rule 144A Class B-1 Global Note having a principal amount equal to the amount by which the principal amount of such Restricted Regulation S Class B-1 Global Note was reduced upon such exchange or transfer.

(g)           If a Series 2008-1 Class B-1 Noteholder holding a beneficial interest in a Restricted Regulation S Class B-1 Global Note wishes at any time to exchange its interest in such Restricted Regulation S Class B-1 Global Note for an interest in the Unrestricted Class B-1 Global Note, or to transfer such interest to a Person who wishes to take delivery thereof in the form of a beneficial interest in the Unrestricted Class B-1 Global Note, such exchange or transfer may be effected, subject to the Applicable Procedures, only in accordance with the provisions of this Section 4.8(g); provided that the remaining beneficial interest in such Restricted Regulation S Class B-1 Global Note held by such Series 2008-1 Class B-1 Noteholder shall either equal zero or meet the authorized minimum denominations.  Upon receipt by the Trustee, as Registrar, at the applicable Corporate Trust Office, and the Co-Issuers of (i) written instructions given in accordance with the Applicable Procedures from a Clearing Agency Participant directing the Trustee to credit or cause to be credited to a specified Clearing Agency Participant’s account a beneficial interest in the Unrestricted Class B-1 Global Note in a principal amount equal to that of the beneficial interest in such Restricted Regulation S Class B-1 Global Note to be so exchanged or transferred, but not less than the authorized minimum denominations, (ii) a written order given in accordance with the Applicable Procedures containing information regarding the account of the Clearing Agency Participant (and the Euroclear or Clearstream account, as the case may be) to be credited with, and the account of the Clearing Agency Participant to be debited for, such beneficial interest and (iii) a certificate in substantially the form of Exhibit C-2 hereto given by the Series 2008-1 Class B-1 Noteholder holding such beneficial interest in such Restricted Regulation S Class B-1 Global Note, Euroclear, Clearstream or the Trustee, as Registrar shall instruct DTC to reduce the principal amount of such Restricted Regulation S Class B-1 Global Note, and to increase the principal amount of the Unrestricted Class B-1 Global Note, by the principal amount of the beneficial interest in such Restricted Regulation S Class B-1 Global Note to be so exchanged or transferred, and to credit or cause to be credited to the account of the Person specified in such instructions (which shall be the Clearing Agency Participant for DTC) a beneficial interest in the Unrestricted Class B-1 Global Note having a principal amount equal to the amount by which the principal amount of such Restricted Regulation S Class B-1 Global Note was reduced upon such exchange or transfer.  If the Trustee so requests or if the Applicable Procedures so require, the transferor shall deliver an Opinion of Counsel in form reasonably acceptable to the Trustee to the effect that such exchange or transfer is in compliance with the Securities Act and that the restrictions on transfer contained in this Series 2008-1 Supplement and described in Section 4.8(h) are no longer required in order to maintain compliance with the Securities Act.

(h)           The Restricted Class B-1 Global Notes shall bear the following legend:

THIS SERIES 2008-1 CLASS B-1 NOTE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR WITH ANY SECURITIES REGULATORY AUTHORITY OF ANY STATE OR OTHER RELEVANT JURISDICTION, AND NONE OF NUCO2 FUNDING LLC, NUCO2 LLC, NUCO2 SUPPLY LLC AND NUCO2 IP LLC (THE “CO-ISSUERS”) HAS BEEN REGISTERED UNDER THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED (THE “1940 ACT”).  THIS NOTE OR ANY INTEREST HEREIN MAY BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY (A) IN THE UNITED STATES TO THE INITIAL PURCHASER OR A SUBSEQUENT TRANSFEREE WHO IS BOTH A “QUALIFIED INSTITUTIONAL BUYER” AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT (“RULE 144A”) AND A “QUALIFIED PURCHASER” (WITHIN THE MEANING OF THE 1940 ACT), ACTING FOR ITS OWN ACCOUNT OR ONE OR MORE ACCOUNTS WITH RESPECT TO WHICH SUCH INITIAL PURCHASER OR SUBSEQUENT TRANSFEREE EXERCISES SOLE INVESTMENT DISCRETION, EACH OF WHICH IS BOTH A QUALIFIED INSTITUTIONAL BUYER AND A QUALIFIED PURCHASER, AND NONE OF WHICH IS (1) A DEALER OF THE TYPE DESCRIBED IN PARAGRAPH (a)(1)(ii) OF RULE 144A UNLESS IT OWNS

AND INVESTS ON A DISCRETIONARY BASIS NOT LESS THAN $25,000,000 IN SECURITIES OF ISSUERS THAT ARE NOT AFFILIATED TO IT, (2) A PARTICIPANT-DIRECTED EMPLOYEE PLAN, SUCH AS A 401(k) PLAN, OR ANY OTHER TYPE OF PLAN REFERRED TO IN PARAGRAPH (a)(1)(i)(D) OR (a)(1)(i)(E) OF RULE 144A, OR A TRUST FUND REFERRED TO IN PARAGRAPH (a)(1)(i)(F) OF RULE 144A THAT HOLDS THE ASSETS OF SUCH A PLAN, UNLESS INVESTMENT DECISIONS WITH RESPECT TO THE PLAN ARE MADE SOLELY BY THE FIDUCIARY, TRUSTEE OR SPONSOR OF SUCH PLAN, (3) FORMED OR CAPITALIZED FOR THE SPECIFIC PURPOSE OF INVESTING IN THE CO-ISSUERS (EXCEPT WHERE EACH BENEFICIAL OWNER IS A QUALIFIED PURCHASER), (4) A CORPORATION, PARTNERSHIP, COMMON TRUST FUND, SPECIAL TRUST, PENSION FUND OR RETIREMENT PLAN IN WHICH THE SHAREHOLDERS, EQUITY OWNERS, PARTNERS, BENEFICIARIES, BENEFICIAL OWNERS OR PARTICIPANTS, AS APPLICABLE, MAY DESIGNATE THE PARTICULAR INVESTMENTS TO BE MADE, (5) IF FORMED ON OR BEFORE APRIL 30, 1996, AN INVESTMENT COMPANY THAT RELIES ON THE EXCLUSION FROM THE DEFINITION OF  ‘‘INVESTMENT COMPANY’’ PROVIDED BY SECTION 3(c)(7) OF THE 1940 ACT (OR A FOREIGN INVESTMENT COMPANY UNDER SECTION 7(d) THEREOF RELYING ON SECTION 3(c)(7) WITH RESPECT TO THOSE OF ITS HOLDERS THAT ARE U.S. PERSONS), UNLESS, WITH RESPECT TO ITS TREATMENT AS A QUALIFIED PURCHASER, IT HAS, IN THE MANNER REQUIRED BY SECTION 2(a)(51)(C) OF THE 1940 ACT AND THE RULES AND REGULATIONS THEREUNDER, RECEIVED THE CONSENT OF ITS BENEFICIAL OWNERS THAT ACQUIRED THEIR INTERESTS ON OR BEFORE APRIL 30, 1996, (6) AN ENTITY THAT, IMMEDIATELY SUBSEQUENT TO ITS PURCHASE OR OTHER ACQUISITION OF A BENEFICIAL INTEREST IN THIS NOTE, WILL HAVE INVESTED MORE THAN 40% OF ITS ASSETS IN BENEFICIAL INTERESTS IN THIS NOTE AND/OR IN OTHER SECURITIES OF THE ISSUER (UNLESS ALL OF THE BENEFICIAL OWNERS OF SUCH ENTITY’S SECURITIES ARE QUALIFIED PURCHASERS) TO WHOM NOTICE IS GIVEN THAT THE RESALE, PLEDGE OR OTHER TRANSFER IS BEING MADE IN RELIANCE ON THE EXEMPTION FROM SECURITIES ACT REGISTRATION PROVIDED BY RULE 144A OR (7) (I) (i) AN EMPLOYEE BENEFIT PLAN DESCRIBED IN SECTION 3(3) OF ERISA BUT NOT SUBJECT TO ERISA OR AN ENTITY THE ASSETS OF WHICH CONSTITUTE ASSETS OF SUCH A PLAN, (ii) AN EMPLOYEE BENEFIT PLAN THAT IS SUBJECT TO TITLE I OF ERISA, (iii) A PLAN, INDIVIDUAL RETIREMENT ACCOUNT OR OTHER ARRANGEMENT SUBJECT TO SECTION 4975 OF THE CODE OR AN ENTITY WHOSE UNDERLYING ASSETS ARE CONSIDERED TO INCLUDE “PLAN ASSETS” OF ANY SUCH PLAN, ACCOUNT OR ARRANGEMENT UNDER U.S. DEPARTMENT OF LABOR REGULATIONS, AS MODIFIED (EACH, A “PLAN”), AND SUCH ENTITY

IS NOT ACQUIRING OR HOLDING THIS NOTE FOR OR ON BEHALF OF OR WITH THE ASSETS OF ANY PLAN OR (II) A PURCHASER THAT IS UNABLE TO REPRESENT AND WARRANT THAT THE PURCHASE AND HOLDING OF THIS NOTE DOES NOT AND WILL NOT RESULT IN A NON-EXEMPT PROHIBITED TRANSACTION UNDER SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE (OR, IN THE CASE OF A GOVERNMENTAL OR OTHER PLAN, ANY APPLICABLE SIMILAR LAW), OR (B) OUTSIDE THE UNITED STATES TO THE INITIAL PURCHASER OR A SUBSEQUENT TRANSFEREE WHO IS A QUALIFIED PURCHASER AND NEITHER A “U.S. PERSON” AS DEFINED IN REGULATION S UNDER THE SECURITIES ACT (“REGULATION S”) NOR A “U.S. RESIDENT” AS DEFINED FOR PURPOSES OF THE 1940 ACT, ACTING FOR ITS OWN ACCOUNT OR ONE OR MORE ACCOUNTS WITH RESPECT TO WHICH SUCH INITIAL PURCHASER OR SUBSEQUENT TRANSFEREE EXERCISES SOLE INVESTMENT DISCRETION, EACH OF WHICH IS A QUALIFIED PURCHASER, AND NONE OF WHICH ARE A U.S. PERSON OR A U.S. RESIDENT, IN OFFSHORE TRANSACTIONS IN RELIANCE ON REGULATION S, AND, IN EACH CASE, IN COMPLIANCE WITH THE CERTIFICATIONS AND OTHER REQUIREMENTS SPECIFIED IN THE INDENTURE REFERRED TO HEREIN AND ANY APPLICABLE SECURITIES LAWS OF ANY STATE OR THE UNITED STATES AND ANY OTHER RELEVANT JURISDICTION. THE INITIAL PURCHASER AND EACH SUBSEQUENT TRANSFEREE TAKING DELIVERY OF THIS NOTE OR AN INTEREST IN THIS NOTE WILL MAKE THE APPLICABLE REPRESENTATIONS AND AGREEMENTS REFERRED TO IN THE INDENTURE.  THE INITIAL PURCHASER AND EACH SUBSEQUENT TRANSFEREE TAKING DELIVERY OF THIS NOTE OR AN INTEREST IN THIS NOTE IN THE FORM OF AN INTEREST IN A RESTRICTED REGULATION S GLOBAL NOTE OR A RESTRICTED RULE 144A GLOBAL NOTE WILL BE REQUIRED TO DELIVER A TRANSFER CERTIFICATE IN THE FORM REQUIRED BY THE INDENTURE AND WILL BE REQUIRED TO MAKE THE APPLICABLE REPRESENTATIONS AND AGREEMENTS REFERRED TO IN THE INDENTURE.

THE CO-ISSUERS MAY REQUIRE ANY HOLDER OF THIS NOTE WHO IS DETERMINED NOT TO HAVE BEEN (I) IF THIS NOTE IS ACQUIRED IN THE UNITED STATES, BOTH A QUALIFIED INSTITUTIONAL BUYER AND A QUALIFIED PURCHASER OR (II) IF THIS NOTE WAS ACQUIRED OUTSIDE OF THE UNITED STATES, BOTH A QUALIFIED PURCHASER AND NEITHER A U.S. PERSON NOR A U.S. RESIDENT AT THE TIME OF ACQUISITION OF THIS NOTE TO SELL THIS NOTE TO A PERSON WHO IS (I) BOTH A QUALIFIED INSTITUTIONAL BUYER AND A QUALIFIED PURCHASER IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, OR (II) A QUALIFIED PURCHASER AND NEITHER A U.S. PERSON NOR A U.S. RESIDENT IN A TRANSACTION MEETING THE REQUIREMENTS OF REGULATION S.

ANY TRANSFER OF THIS NOTE IN VIOLATION OF THE FOREGOING WILL BE OF NO FORCE AND EFFECT AND WILL BE VOID AB INITIO AND WILL NOT OPERATE TO TRANSFER ANY RIGHTS TO THE INITIAL PURCHASER OR SUBSEQUENT TRANSFEREE, NOTWITHSTANDING ANY INSTRUCTIONS TO THE CONTRARY TO THE CO-ISSUERS, THE TRUSTEE OR ANY INTERMEDIARY.

(i)            The Restricted Regulation S Class B-1 Global Notes shall also bear the following legend:

UNTIL 40 DAYS AFTER THE INITIAL PURCHASER NOTIFIES THE CO-ISSUERS THAT THE RESALE OF THE SERIES 2008-1 CLASS B-1 NOTES HAS BEEN COMPLETED (THE “DISTRIBUTION COMPLIANCE PERIOD”) IN CONNECTION WITH THE OFFERING OF THE NOTES IN THE UNITED STATES FROM OUTSIDE OF THE UNITED STATES, THE SALE, PLEDGE OR TRANSFER OF THIS NOTE IS SUBJECT TO CERTAIN CONDITIONS AND RESTRICTIONS. THE HOLDER HEREOF, BY PURCHASING OR OTHERWISE ACQUIRING THIS NOTE, ACKNOWLEDGES THAT SUCH HOLDER IS A QUALIFIED PURCHASER, AND THAT THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT AND AGREES FOR THE BENEFIT OF THE CO-ISSUERS THAT THIS NOTE MAY BE TRANSFERRED, RESOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY TO A QUALIFIED PURCHASER AND IN COMPLIANCE WITH THE SECURITIES ACT AND OTHER APPLICABLE LAWS OF THE STATES, TERRITORIES AND POSSESSIONS OF THE UNITED STATES GOVERNING THE OFFER AND SALE OF SECURITIES.

(j)            The Series 2008-1 Class B-1 Global Notes issued in connection with the Series 2008-1 Class B-1 Notes shall bear the following legend:

THIS NOTE IS A GLOBAL NOTE WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF THE DEPOSITORY TRUST COMPANY (“DTC”), A NEW YORK CORPORATION, 55 WATER STREET, NEW YORK, NEW YORK 10004, OR A NOMINEE THEREOF.  THIS NOTE MAY NOT BE EXCHANGED IN WHOLE OR IN PART FOR A SECURITY REGISTERED, AND NO TRANSFER OF THIS NOTE IN WHOLE OR IN PART MAY BE REGISTERED, IN THE NAME OF ANY PERSON OTHER THAN DTC OR A NOMINEE THEREOF, EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE.  UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF DTC TO THE CO-ISSUERS OR THE REGISTRAR, AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC, AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC, ANY

TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL BECAUSE THE REGISTERED OWNER, CEDE & CO., HAS AN INTEREST HEREIN.

(k)           The required legends set forth above shall not be removed from the applicable Series 2008-1 Class B-1 Notes except as provided herein.  The legend required for a Restricted Class B-1 Global Note may be removed from such Restricted Class B-1 Global Note if there is delivered to the Co-Issuers and the Trustee such satisfactory evidence, which may include an Opinion of Counsel as may be reasonably required by the Co-Issuers that neither such legend nor the restrictions on transfer set forth therein are required to ensure that transfers of such Restricted Class B-1 Global Note will not violate the registration requirements of the Securities Act.  Upon provision of such satisfactory evidence, the Trustee at the direction of the Master Issuer, on behalf of the Co-Issuers, shall authenticate and deliver in exchange for such Restricted Class B-1 Global Note a Series 2008-1 Class B-1 Note or Series 2008-1 Class B-1 Notes having an equal aggregate principal amount that does not bear such legend.  If such a legend required for a Series 2008-1 Class B-1 Restricted Global Note has been removed from a Series 2008-1 Class B-1 Note as provided above, no other Series 2008-1 Class B-1 Note issued in exchange for all or any part of such Series 2008-1 Class B-1 Note shall bear such legend, unless the Co-Issuers have reasonable cause to believe that such other Series 2008-1 Class B-1 Note is a “restricted security” within the meaning of Rule 144 under the Securities Act and instructs the Trustee to cause a legend to appear thereon.

(l)            The Co-Issuers have the right hereunder to compel any non-permitted holder of an interest in the Series 2008-1 Class B-1 Notes to sell its interest in such Series 2008-1 Class B-1 Notes or may sell such interest in such Series 2008-1 Class B-1 Notes on behalf of such owner. In connection therewith, (a) if the Holder acquired its interest in the Series 2008-1 Class B-1 Notes in the form of an interest in a Global Note, the Co-Issuers are permitted hereunder to require that the Holder of (i) any interest in a Restricted 144A Global Note held by a Holder that is a U.S. Person or a Holder who was sold such interest in the United States who is determined not to have been both a QIB and a QP at the time of acquisition of such interest in a Restricted 144A Global Note or (ii) any interest in a Restricted Regulation S Global Note held by a Holder that is a U.S. Person or a Person who was sold such interest in the United States, in each case at the time of the acquisition of such interest, sell such interest to a transferee that is permitted hereunder and, if the Holder does not comply with such demand within 30 days thereof, the Co-Issuers, acting at the direction of the Master Manager, may sell such Holder’s interest in the applicable Global Note on such terms as the Co-Issuers may choose.

Section 4.9             Section 3(c)(7) Procedures.

(a)           The Co-Issuers shall, upon two (2) Business Days’ prior written notice, cause the Trustee to send, and the Trustee hereby agrees to send on at least an annual basis a notice from the Co-Issuers to DTC in substantially the form of Exhibit E hereto (the “Important Section 3(c)(7) Notice”), with a request that DTC forward each such notice to the relevant DTC participants for further delivery to the Series 2008-1 Note Owners.  If DTC notifies the Co-Issuers or the Trustee that it will not forward such notices, the Co-Issuers will request DTC to deliver to the Co-Issuers a list of all DTC participants holding an interest in the Series 2008-1 Notes and the Trustee and Paying Agent will send the Important Section 3(c)(7) Notice directly to such participants.

(b)           The Co-Issuers will take the following steps in connection with the Series 2008-1 Notes:

(i)            The Co-Issuers will direct DTC to include the “3c7” marker in the DTC 20-character security descriptor and the 48-character additional descriptor for the Restricted Rule 144A Global Note in order to indicate that sales are limited to QIB/QPs.

(ii)           The Co-Issuers will direct DTC to cause each physical DTC delivery order ticket delivered by DTC to purchasers to contain the DTC 20-character security descriptor; and will direct DTC to cause each DTC delivery order ticket delivered by DTC to purchasers in electronic form to contain the “3c7” indicator and a related user manual for participants, which will contain a description of the relevant restrictions.

(iii)          The Co-Issuers will instruct DTC to send an Important Section 3(c)(7) Notice to all DTC participants in connection with the initial offering of the Series of Series 2008-1 Notes.

(iv)          The Co-Issuers will advise DTC that they are Section 3(c)(7) issuers and will request DTC to include the Restricted Rule 144A Global Note in DTC’s “Reference Directory” of Section 3(c)(7) offerings and provide such participants with an Important Section 3(c)(7) Notice.

(v)           The Co-Issuers will from time to time request DTC to deliver to the Co-Issuers a list of all DTC participants holding an interest in the Restricted Rule 144A Global Note and provide such participants with an Important Section 3(c)(7) Notice.

(vi)          The Co-Issuers will direct Euroclear to include the “144A/3(c)(7)” marker in the name for the Restricted Rule 144A Global Note included in the Euroclear securities database in order to indicate that sales are limited to QIB/QPs.

(vii)         The Co-Issuers will direct Euroclear to cause each daily securities balance report and each daily securities transaction report delivered to Euroclear participants to contain the indicator “144A/3(c)(7)” in the name for the Restricted 144A Global Note.

(viii)        The Co-Issuers will direct Euroclear to include a description of the Section 3(c)(7) restrictions for the Restricted 144A Global Note in its New Issues Acceptance Guide.

(ix)           The Co-Issuers will instruct Euroclear to send an Important Section 3(c)(7) Notice to all Euroclear participants holding positions in the Restricted Rule 144A Global Note at least once every calendar year, substantially in the form of Exhibit E hereto.

(x)            The Co-Issuers will request Euroclear to include a “3(c)(7)” marker in the name of the Restricted Rule 144A Global Note included in the list of securities accepted in the Euroclear securities database made available to Euroclear participants.

(xi)           The Co-Issuers will from time to time request Euroclear to deliver to the Co-Issuers a list of all Euroclear participants holding an interest in the Restricted Rule 144A Global Note and at least once every calendar year provide such participants with notification substantially in the form of Exhibit E hereto.

(xii)          The Co-Issuers will direct Clearstream to include the “144A/3(c)(7)” marker in the name for the Restricted Rule 144A Global Note included in the Clearstream securities database in order to indicate that sales are limited to QIB/QPs.

(xiii)         The Co-Issuers will direct Clearstream to cause each daily portfolio report and each daily settlement report delivered to Clearstream participants to contain the indicator “144A/3(c)(7)” in the name for the Restricted Rule 144A Global Note.

(xiv)        The Co-Issuers will direct Clearstream to include a description of the Section 3(c)(7) restrictions in its Customer Handbook.

(xv)         The Co-Issuers will instruct Clearstream to send an Important Section 3(c)(7) Notice to all Clearstream participants holding positions in the Restricted Rule 144A Global Note at least once every calendar year, substantially in the form of Exhibit E hereto.

(xvi)        The Co-Issuers will from time to time request Clearstream to deliver to the Co-Issuers a list of all Clearstream participants holding an interest in any Restricted Rule 144A Global Note and at least once every calendar year provide such participants with notification substantially in the form of Exhibit E hereto.

(xvii)       The Co-Issuers will request Clearstream to include a “3(c)(7)” marker in the name for the Restricted Rule 144A Global Note included in the list of securities accepted in the Clearstream securities’ database made available to Clearstream participants.

(c)           The Co-Issuers shall request third-party vendors which provide information on the Series 2008-1 Notes to include on screens maintained by such vendors appropriate legends regarding Rule 144A and Section 3(c)(7) restrictions.  Without limiting the foregoing:

(i)            the Co-Issuers will request Bloomberg, L.P. to include the following on each Bloomberg screen containing information about the Series 2008-1 Notes:

(A)                              The “Note Box” on the bottom of the “Security Display” page describing the Series 2008-1 Notes should state:  “Iss’d Under 144A/3c7.”

(B)                                The “Security Display” page should have a flashing red indicator stating “See Other Available Information.”

(C)                                Such indicator should link to an “Additional Security Information” page, which should state that the Series 2008-1 Notes “are being offered in reliance on the exemption from registration under Rule 144A to persons that are both (i) qualified institutional buyers (as defined in Rule 144A under the Securities Act) and (ii) qualified purchasers (as defined under Section 2(a)(51) under the Investment Company Act of 1940).”

(ii)           the Co-Issuers will request Reuters Group plc to input the following information in its system with respect to the Series 2008-1 Notes:

(A)                              The security name field at the top of the Reuters Instrument Code screen should include a “144A-3c7” notation.

(B)                                A <144A3c7Disclaimr> indicator should appear on the right side of the Reuters Instrument Code screen.

(C)                                Such indicator should link to a disclaimer screen on which the following language will appear: “These securities may be sold or transferred only to persons who are both (i) qualified institutional buyers (as defined in Rule 144A under the Securities Act), and (ii) qualified purchasers (as defined under Section 2(a)(51) under the U.S. Investment Company Act of 1940).”

(d)           The Co-Issuers shall cause the “CUSIP” number obtained for the Series 2008-1 Notes to have an attached “fixed field” that contains “3c7” and “144A” indicators.

Section 4.10           Note Owner Representations and Warranties.  Each Person who becomes a Note Owner of a beneficial interest in a Series 2008-1 Note pursuant to the Offering Memorandum will represent, warrant and agree on the date such Person acquires any interest in any Series 2008-1 Note as follows:

(a)           With respect to any sale of Series 2008-1 Notes pursuant to Rule 144A:

(i)            It understands that the Series 2008-1 Notes have not been recommended by any United States federal or state securities commission or regulatory authority. The foregoing authorities have not confirmed the accuracy or determined the adequacy of any Offering Memorandum. Any representation to the contrary is a criminal offense.

(ii)           It (A) is a QIB (who is also a QP), (B) is aware that the sale to it is being made in reliance on Rule 144A, (C) is acquiring such Series 2008-1 Notes for its own account or for the account of a QIB (who is also a QP) over which it exercises sole investment discretion, (D) is not (and any such account is not) a pension, profit-sharing or other retirement trust fund or plan in which the partners, beneficiaries or participants, as applicable, may designate the particular investments to be made, (E) is not a broker dealer of the type described in paragraph (a)(1)(ii) of Rule 144A unless it owns and invests on a discretionary basis not less than U.S. $25,000,000 in securities of issuers that are not affiliated with it, (b) a participant-directed employee plan, such as a 401(k) plan, or any other type of plan referred to in paragraph (a)(1)(i)(D) or (a)(1)(i)(E) of Rule 144A, or a trust fund referred to in paragraph (a)(1)(i)(F) of Rule 144A that holds the assets of such a plan, unless investment decisions with respect to the plan are made solely by the fiduciary, trustee or sponsor of such plan, (F) was not formed or capitalized for the specific purpose of investing in the Co-Issuers (except where each beneficial owner is both a QIB and a QP), (G) is not a (w) corporation, (x) partnership, (y) common trust fund or (z) special trust, pension fund or retirement plan in which the shareholders, equity owners, partners, beneficiaries, beneficial owners or participants, as applicable, may designate the particular investments to be made, (H) if formed on or before April 30, 1996, is not an investment company that relies on the exclusion from the definition of “investment company” provided by Section 3(c)(7) of the Investment Company Act (or a foreign investment company under Section 7(d) thereof relying on Section 3(c)(7) with respect to those of its holders that are U.S. Persons), unless, with respect to its treatment as a QP, it has, in the manner required by Section 2(a)(51)(C) of the Investment Company Act and the rules and regulations thereunder, received the consent of its beneficial owners that acquired their interests on or before April 30, 1996, and (I) is not an entity that, immediately subsequent to its purchase or other acquisition of a beneficial interest in the Series 2008-1 Notes, will have invested more than 40% of its assets in beneficial interests in the Series 2008-1 Notes and/or in other securities of the Co-Issuers (unless all of the beneficial owners of such entity’s securities are QPs).

(iii)          It understands that the Series 2008-1 Notes are being offered in a transaction not involving any public offering in the United States within the meaning of the Securities Act, that the Series 2008-1 Notes have not been and will not be registered under the Securities Act and that if in the future it decides to offer, resell, pledge or otherwise transfer any of the Series 2008-1 Notes, such Series 2008-1 Notes may be offered, resold, pledged or otherwise transferred only (i) to QIBs (who are also QPs) pursuant to Rule 144A or (ii) to a QP in an offshore transaction complying with Rule 903 or Rule 904 of Regulation S, and in accordance with the applicable legends.

(iv)          It acknowledges that none of the Co-Issuers has been registered under the Investment Company Act.

(v)           It acknowledges that none of the Co-Issuers, the Initial Purchaser, the Trustee, NuCO2, their respective Affiliates or any Person representing the Co-Issuers, the Initial Purchaser, the Trustee, NuCO2, or their respective Affiliates has made any representation to it with respect to the Co-Issuers, NuCO2, or their respective Affiliates or the offering or sale of the Series 2008-1 Notes, other than the information contained in the Offering Memorandum and any representations expressly set forth in a written agreement with such parties. None of the Co-Issuers, the Initial Purchaser, the Trustee, NuCO2 or their respective Affiliates is acting as a fiduciary or financial or investment advisor for it and it is not relying (for purposes of making an investment decision) on any written or oral advice or counsel of the Co-Issuers, the Initial Purchaser, the Trustee, NuCO2 or their respective Affiliates, other than the information contained in the Offering Memorandum and any representations expressly set forth in a written agreement with such parties. It has consulted with its own legal, regulatory, tax, business, investment, financial and accounting advisors to the extent it has deemed necessary, and has made its own investment decisions (including decisions regarding the suitability of any transactions pursuant to the Indenture) based upon its own judgment and upon any advice from such advisors as it has deemed necessary and not upon any view expressed by the Co-Issuers, the Initial Purchaser, the Trustee, NuCO2 or their respective Affiliates. It has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of its investment in the Series 2008-1 Notes, and it, and any accounts for which it is acting, are each able to bear the economic risk of the investment. It is purchasing the Series 2008-1 Notes for its own account, or for one or more investor accounts for which it is acting as a fiduciary or agent, in each case for investment, and not with a view to, or for offer or sale in connection with, any distribution thereof in violation of the Securities Act, subject to any requirements of law that the disposition of its property or the property of such investor account be at all times within its or their control and subject to its or their ability to resell such Series 2008-1 Notes pursuant to Rule 144A. It understands that an investment in the Series 2008-1 Notes involves certain risks, including the risk of loss of a substantial part of its investment under certain circumstances. It has had access to such financial and other information concerning the Series 2008-1 Notes, the Co-Issuers and the Employee Company as it deemed necessary or appropriate in order to make an informed investment decision with respect to its purchase of the Series 2008-1 Notes, including an opportunity to ask questions of, and request information from, the Co-Issuers. None of the Co-Issuers, the Initial Purchaser, the Trustee, NuCO2 or their respective Affiliates have given to it (directly or indirectly through any other person) any assurance, guarantee or representation whatsoever as to the expected or projected success, profitability, return, performance, result, effect, consequence or benefit (including legal, regulatory, tax, financial, accounting or otherwise) of the Indenture, the Series 2008-1 Notes or the other documentation for the Series 2008-1 Notes. It has determined that the rates, prices or amounts and other terms of the purchase and sale of the Series 2008-1 Notes reflect those in the relevant market for similar transactions and it is purchasing the Series 2008-1 Notes with a full understanding of all of the terms, conditions and risks thereof (economic or otherwise) and it is capable of assuming and willing to assume (financially and otherwise) those risks. It is a sophisticated investor.

(vi)          It understands that the Series 2008-1 Notes will, unless otherwise agreed by the Co-Issuers and the holder thereof in compliance with applicable law, bear one or more legends substantially as set forth in Sections 4.5(h), 4.5(i), 4.5(j), 4.8(h), 4.8(i) or 4.8(j), as applicable.

(vii)         It understands that the Series 2008-1 Notes offered in reliance on Rule 144A will be represented by one or more Restricted 144A Global Notes. Before any interest in a Restricted Rule 144A Global Note may be offered, resold, pledged or otherwise transferred to a person who takes delivery in the form of an interest in a Restricted Regulation S Global Note or Unrestricted Global Note, the transferor will be required to provide the Trustee with a written certification as to compliance with transfer restrictions as set forth in Sections 4.5(c), 4.5(d), 4.8(c) or 4.8(d), as applicable.

(viii)        It will not, at any time, offer to buy or offer to sell the Series 2008-1 Notes by any form of general solicitation or advertising, including, but not limited to, any advertisement, article, notice or other communication published in any newspaper, magazine or similar medium or broadcast over television or radio or seminar or meeting whose attendees have been invited by general solicitations or advertising.

(ix)           It understands that the Co-Issuers will require certification reasonably acceptable to the Co-Issuers (i) as a condition to the payment of principal of and interest on any Series 2008-1 Note without, or at a reduced rate of, U.S. withholding or backup withholding tax, and (ii) to enable it to determine its duties and liabilities with respect to any taxes or other charges that it, the Trustee or any paying agent may be required to pay, deduct or withhold from payments in respect of such Series 2008-1 Notes made to the holder of such Series 2008-1 Notes under any present or future law or regulation of the United States or any present or future law or regulation of any political subdivision thereof or taxing authority therein or to comply with any reporting or other requirements under any such law or regulation. Such certification may include U.S. Federal income tax forms (such as IRS Form W-8BEN (Certification of Foreign Status of Beneficial Owner), Form W-8IMY (Certification of Foreign Intermediary Status), IRS Form W-9 (Request for Taxpayer Identification Number and Certification), or IRS Form W-8ECI (Certification of Foreign Person’s Claim for Exemption from Withholding on Income Effectively Connected with Conduct of a U.S. Trade or Business) or any successors to such IRS forms). It agrees to provide any certification requested pursuant to this paragraph within a reasonable time period after such request is initially made and to update or replace such form or certification in accordance with its terms or its subsequent amendments.

(x)            It understands that the Series 2008-1 Notes represent the obligation of the Co-Issuers only and other than payments that may arise under certain representations and warranties made by certain of their Affiliates, payments on the Series 2008-1 Notes are not the obligations of any of their Affiliates.

(xi)           It understands that the Co-Issuers have the right hereunder to compel any non-permitted holder of an interest in the Series 2008-1 Notes to sell its interest in the Series 2008-1 Notes or may sell such interest in the Series 2008-1 Notes on behalf of such owner. In connection therewith, (a) if it is acquiring its interest in the Series 2008-1 Notes in the form of an interest in a Global Note, it understands that the Co-Issuers are permitted hereunder to require that the Holder of (i) any interest in a Restricted 144A Global Note held by a Holder that is a U.S. Person or a Holder who was sold such interest in the United States who is determined not to have been both a QIB and a QP at the time of acquisition of such interest in a Restricted 144A Global Note or (ii) any interest in a Restricted Regulation S Global Note held by a Holder that is a U.S. Person or a Person who was sold such interest in the United States, in each case at the time of the acquisition of such interest, sell such interest to a transferee that is permitted hereunder and, if the Holder does not comply with such demand within 30 days thereof, the Co-Issuers, acting at the direction of the Master Manager, may sell such Holder’s interest in the applicable Global Note on such terms as the Co-Issuers may choose.

(xii)          It understands that the Co-Issuers, the Employee Company, the Initial Purchaser, the Trustee, NuCO2, their respective Affiliates and their respective counsel will rely upon the accuracy and truth of the foregoing representations, and it hereby consents to such reliance.

(b)           With respect to any sale of Series 2008-1 Notes pursuant to Regulation S, in addition to representing, warranting an agreeing as to all the matters set forth in (a) above under (i), (iii), (iv), (v), (vi) and (viii) through (xii):

(i)            In connection with the purchase of the Series 2008-1 Notes: (a) the beneficial owner is not a U.S. Person and is acquiring the Series 2008-1 Notes in reliance on the exemption from registration provided by Regulation S thereunder, (b) such beneficial owner is a QP and (c) such beneficial owner is not acquiring any Series 2008-1 Note as part of a plan to reduce, avoid or evade U.S. Federal income taxes owed, owing or potentially owed or owing.

(ii)           It and each beneficial owner is aware that the sale of such Series 2008-1 Notes to it is being made in reliance on the exemption from registration provided by Regulation S and are being offered only in a transaction not involving any public offering in the United States within the meaning of the Securities Act. Such Person further understands that the Series 2008-1 Notes offered in reliance on Regulation S will be represented by one or more Restricted Regulation S Global Notes. It and each beneficial owner of the Series 2008-1 Notes is a QP and is not and will not be a U.S. Person, and its purchase of the Series 2008-1 Notes will comply with all applicable laws in any jurisdiction in which it resides or is located. Before any interest in a Restricted Regulation S Global Note may be offered, resold, pledged or otherwise transferred, the transferor will be required to provide the Trustee with a written certification as to compliance with the transfer restrictions as set forth Sections 4.5(f) or 4.5(f), as applicable. Such beneficial owner acknowledges that no representation has been made as to the availability of any exemption under the Securities Act or any state or foreign securities laws for resale of the Series 2008-1 Notes.

(iii)          It is aware that, except as otherwise provided herein, the Series 2008-1 Notes being sold to it will be represented (a) initially by one or more Restricted Regulation S Global Notes and (b)  that during the Distribution Compliance Period, beneficial interests therein may be held only through Euroclear or Clearstream and after the last day of the Distribution Compliance Period, beneficial interests therein may be held only through Euroclear, Clearstream or DTC.

(iv)          It understands that, prior to the first Business Day following the Distribution Compliance Period, any resale or other transfer of beneficial interests in a Restricted Regulation S Global Note in the United States or to U.S. Persons will not be permitted.

(v)           On each day that it holds the Series 2008-1 Notes, it is deemed to represent, and any account on behalf of which it is purchasing the Series 2008-1 Notes is deemed to represent, that either (A) it is not and is not acting on behalf of (i) an employee benefit plan subject to Part 4 of Title I of ERISA, (ii) a plan subject to Section 4975 of the Code, (iii) an entity, the assets of which are considered to include assets of a plan described in (i) or (ii) or (iv) a governmental plan, a church plan or a foreign plan subject to provisions under any Similar Laws, and is not using the assets of any of the foregoing in purchasing an interest in the Series 2008-1 Notes, or (B) its purchase and holding of an interest in the Series 2008-1 Note does not and will not result in a non-exempt prohibited transaction under Section 406 of ERISA or Section 4975 of the Code (or, in the case of a governmental or other plan, a non-exempt violation of any applicable Similar Law).

(c)           As a Holder of the Series 2008-1 Notes, it will have access to certain highly confidential, non-public and proprietary information regarding the Co-Issuers and the Collateral including the periodic reports, certificates, statements, agreements and other information to be made available to it through the internet website maintained by the Trustee (all such information, as well as internal materials prepared by it containing or based, in whole or in part, on any such information, for purposes of this Section 4.10 is referred to as “Confidential Information”). In consideration for and as a condition to the Co-Issuers providing such Confidential Information to it, it acknowledges and agrees that the Confidential Information will only be disclosed to (1) those personnel employed by it who need to know such information, (2) its attorneys and outside auditors, and that it and each such person will maintain the Confidential Information in absolute confidence and trust and in a manner at least as favorable as that with which it maintains its own confidential and proprietary information or (3) one or more prospective eligible transferees in whole or in part of its interest in the Series 2008-1 Notes. It agrees not to disclose such Confidential Information to any other person or entity, whether or not affiliated with it unless such disclosure is required to be made (i) to a regulatory or self-regulatory authority pursuant to applicable law or regulation or (ii) by judicial process; provided that it may disclose to any and all persons (A) information relating to the U.S. Federal and state tax treatment and tax structure of the transaction and

(B) all materials of any kind (including opinions or other tax analyses) that are provided to it relating to the U.S. Federal and state tax treatment and tax structure. Moreover, it agrees that it will provide the Master Manager with prompt written notice following any disclosure permitted pursuant to the preceding sentence.

ARTICLE V

GENERAL

Section 5.1             Information.  On or before each Determination Date, the Co-Issuers shall furnish a Noteholders’ Statement with respect to the Series 2008-1 Notes to the Trustee and the applicable Rating Agencies substantially in the form of Exhibit D hereto, setting forth, inter alia, the following information with respect to the next Payment Date:

(i)            the total amount available to be distributed to Series 2008-1 Noteholders on such Payment Date;

(ii)           the amount of such distribution allocable to the payment of principal of each Class of the Series 2008-1 Notes;

(iii)          the amount of such distribution allocable to the payment of interest on each Class of the Series 2008-1 Notes;

(iv)          the amount of such distribution allocable to the payment of the Series 2008-1 Note Make Whole Premium, if any, on the Series 2008-1 Class A-1 Notes or Series 2008-1 Class B-1 Notes, as applicable;

(v)           the amount of such distribution allocable to the payment of any fees or other amounts due to the Series 2008-1 Class A-1 Noteholders, the Series 2008-1 Class A-2 Noteholders or the Series 2008-1 Class A-3 Noteholders, as applicable;

(vi)          whether, to the knowledge of the Co-Issuers, any Early Amortization Event, Default, Event of Default or Master Manager Default has occurred as of such Determination Date;

(vii)         the Debt Service Coverage Ratios for such Payment Date; and

(viii)        the amount on deposit in the Senior Note Interest Reserve Account, and the amount on deposit, if any, in (i) the Cash Trap Reserve Account, (ii) the Contributions Reserve Account, (iii) the Termination Amount Reserve Account, and (iv) the Tax Reserve Account,

in each case, as of the close of business on the last Business Day of the Monthly Collection Period relating to such Payment Date.

Any Series 2008-1 Noteholder may obtain copies of each Noteholders’ Statement in accordance with the procedures set forth in Section 4.4 of the Base Indenture.

Section 5.2             Exhibits.  The annexes, exhibits and schedules attached hereto and listed on the table of contents hereto supplement the annexes, exhibits and schedules included in the Base Indenture.

Section 5.3             Ratification of Base Indenture.  As supplemented by this Series 2008-1 Supplement , the Base Indenture is in all respects ratified and confirmed and the Base Indenture as so supplemented by this Series 2008-1 Supplement shall be read, taken and construed as one and the same instrument.

Section 5.4             Certain Notices to the Rating Agencies.  The Co-Issuers shall provide to each Rating Agency a copy of each Opinion of Counsel and Officer’s Certificate delivered to the Trustee pursuant to this Series 2008-1 Supplement or any other Related Document.

Section 5.5             Counterparts.  This Series 2008-1 Supplement may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all of such counterparts shall together constitute but one and the same instrument.

Section 5.6             Governing Law.  THIS SERIES 2008-1 SUPPLEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICTS OF LAW PRINCIPLES (OTHER THAN SECTIONS 5-1401 AND 5-1402 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK.

Section 5.7             Amendments.  This Series 2008-1 Supplement may not be modified or amended except in accordance with the terms of the Base Indenture.

Section 5.8             Termination of Series 2008-1 Supplement.  This Series 2008-1 Supplement  shall cease to be of further effect when (i) all Outstanding Series 2008-1 Notes theretofore authenticated and issued have been delivered (other than destroyed, lost, or stolen Series 2008-1 Notes which have been replaced or paid) to the Trustee for cancellation, (ii) all fees and expenses and other amounts under the Series 2008-1 Class A-2 Note Purchase Agreement and the Series 2008-1 Class A-3 Note Purchase Agreement have been paid in full, all Series 2008-1 Class A-2 Commitments and all Series 2008-1 Class A-3 Commitments have been terminated and (iii) the Co-Issuers have paid all sums payable hereunder.

Section 5.9             Discharge of Indenture.  Notwithstanding anything to the contrary contained in the Base Indenture, so long as this Series 2008-1 Supplement shall be in effect in accordance with this Section 5.9, no discharge of the Indenture pursuant to Section 11.1 of the Base Indenture shall be effective as to the Series 2008-1 Notes without the written consent of the Series 2008-1 Noteholders holding more than 50% of the sum of (i) the Series 2008-1 Aggregate Outstanding Principal Amount and (ii) the portion, if any, of the Series 2008-1 Class A-2 Commitments and the Series 2008-1 Class A-3 Commitments that has not been drawn to make Series 2008-1 Class A-2 Advances or Series 2008-1 Class A-3 Advances, respectively (excluding any Series 2008-1 Aggregate Outstanding Principal Amount, Series 2008-1 Class A-2 Commitments, Series 2008-1 Class A-3 Commitments or Notes held by any Securitization Entity or any Affiliate of any Securitization Entity).

Section 5.10           Fiscal Year End.  The Co-Issuers shall not change their fiscal year end from June 30 to any other date.

[Signature Pages Follow]

IN WITNESS WHEREOF, each of the Co-Issuers and the Trustee has caused this Series 2008-1 Supplement to be duly executed by its respective duly authorized signatory as of the day and year first written above.

NuCO2 Funding LLC, as Co-Issuer

By:	NuCO2 Inc., its Member

By:	/s/ Eric M. Wechsler
Name: Eric M. Wechsler
Title: General Counsel

NUCO2 LLC, as Co-Issuer

By: NuCO2 Funding LLC, its Member

By: NuCO2 Inc., its Member

By:	/s/ Eric M. Wechsler
Name: Eric M. Wechsler
Title: General Counsel

NUCO2 IP LLC, as Co-Issuer

By: NuCO2 Funding LLC, its Member

By: NuCO2 Inc., its Member

By:	/s/ Eric M. Wechsler
Name: Eric M. Wechsler
Title: General Counsel

NuCO2 Supply LLC, as Co-Issuer

By: NuCO2 Funding LLC, its Member

By: NuCO2 Inc., its Member

By:	/s/ Eric M. Wechsler
Name: Eric M. Wechsler
Title: General Counsel

U.S. Bank National Association, not in its individual capacity but solely in its capacity as Trustee, Administrative Agent and as Securities Intermediary

By:	/s/ Edward F. Kachinski
Name: Edward F. Kachinski
Title: Senior Vice President

ANNEX A

SERIES 2008-1

SUPPLEMENTAL DEFINITIONS LIST

All capitalized terms not otherwise defined herein shall have the meanings assigned thereto in the Base Indenture Definitions List attached to the Base Indenture as Annex A, as the same may be amended, supplemented or otherwise modified from time to time in accordance with the terms of the Base Indenture.

“Acquiring Committed Note Purchaser” (a) with respect to the Series 2008-1 Class A-2 Notes, shall have the meaning set forth in Section 9.17(a) of the Series 2008-1 Class A-2 Note Purchase Agreement and (b) with respect to the Series 2008-1 Class A-3 Notes, shall have the meaning set forth in Section 9.17(a) of the Series 2008-1 Class A-3 Note Purchase Agreement.

“Acquiring Investor Group” (a) with respect to the Series 2008-1 Class A-2 Notes, shall have the meaning set forth in Section 9.17(d) of the Series 2008-1 Class A-2 Note Purchase Agreement and (b) with respect to the Series 2008-1 Class A-3 Notes, shall have the meaning set forth in Section 9.17(d) of the Series 2008-1 Class A-3 Note Purchase Agreement.

“Affected Person” (a) with respect to the Series 2008-1 Class A-2 Notes, shall have the meaning set forth in Section 3.05 of the Series 2008-1 Class A-2 Note Purchase Agreement and (b) with respect to the Series 2008-1 Class A-3 Notes, shall have the meaning set forth in Section 3.05 of the Series 2008-1 Class A-3 Note Purchase Agreement.

“Agent Indemnified Liabilities” (a) with respect to the Series 2008-1 Class A-2 Notes, shall have the meaning set forth in Section 9.05(c)(i) of the Series 2008-1 Class A-2 Note Purchase Agreement and (b) with respect to the Series 2008-1 Class A-3 Notes, shall have the meaning set forth in Section 9.05(c)(i) of the Series 2008-1 Class A-3 Note Purchase Agreement.

“Agent Indemnified Parties” (a) with respect to the Series 2008-1 Class A-2 Notes, shall have the meaning set forth in Section 9.05(c)(i) of the Series 2008-1 Class A-2 Note Purchase Agreement and (b) with respect to the Series 2008-1 Class A-3 Notes, shall have the meaning set forth in Section 9.05(c)(i) of the Series 2008-1 Class A-3 Note Purchase Agreement.

“Aggregate Unpaids” (a) with respect to the Series 2008-1 Class A-2 Notes, shall have the meaning set forth in Section 5.01 of the Series 2008-1 Class A-2 Note Purchase Agreement and (b) with respect to the Series 2008-1 Class A-3 Notes, shall have the meaning set forth in Section 5.01 of the Series 2008-1 Class A-3 Note Purchase Agreement.

“Applicable Agent Indemnified Parties” (a) with respect to the Series 2008-1 Class A-2 Notes, shall have the meaning set forth in Section 9.05(c)(ii) of the

1

Series 2008-1 Class A-2 Note Purchase Agreement and (b) with respect to the Series 2008-1 Class A-3 Notes, shall have the meaning set forth in Section 9.05(c)(ii) of the Series 2008-1 Class A-3 Note Purchase Agreement.

“Applicable Procedures” shall have the meaning set forth in Section 4.1 of the Series 2008-1 Supplement.

“Assignment and Assumption Agreement” (a) with respect to the Series 2008-1 Class A-2 Notes, shall have the meaning set forth in Section 9.17(a) of the Series 2008-1 Class A-2 Note Purchase Agreement and (b) with respect to the Class A-3 Notes, shall have the meaning set forth in Section 9.17(a) of the Series 2008-1 Class A-3 Note Purchase Agreement.

“Base Rate” means, on any day, a rate per annum equal to the sum of (a) the greater of (i) the Prime Rate in effect on such day and (ii) the Federal Funds Rate in effect on such day plus (b) the Base Spread.  Any change in the Base Rate due to a change in the Prime Rate or the Federal Funds Rate shall be effective as of the opening of business on the effective day of such change in the Prime Rate or the Federal Funds Rate, respectively.  Changes in any rate of interest calculated by reference to the Base Rate will take effect simultaneously with each change in the Base Rate.

“Base Spread” shall have the meaning set forth (a) with respect to the Series 2008-1 Class A-2 Notes, in the Series 2008-1 Class A-2 VFN Fee Letter and (b) with respect to the Series 2008-1 Class A-3 Notes, in the Series 2008-1 Class A-3 VFN Fee Letter.

“Borrowing” (a) with respect to the Series 2008-1 Class A-2 Notes, shall have the meaning set forth in Section 2.02(d) of the Series 2008-1 Class A-2 Note Purchase Agreement and (b) with respect to the Series 2008-1 Class A-3 Notes, shall have the meaning set forth in Section 2.02(d) of the Series 2008-1 Class A-3 Note Purchase Agreement.

“Change in Law” means (a) any law, rule or regulation or any change therein or in the interpretation or application thereof (whether or not having the force of law), in each case, adopted, issued or occurring after the Series 2008-1 Closing Date or (b) any request, guideline or directive (whether or not having the force of law) from any government or political subdivision or agency, authority, bureau, central bank, commission, department or instrumentality thereof, or any court, tribunal, grand jury or arbitrator, or any accounting board or authority (whether or not a Governmental Authority) which is responsible for the establishment or interpretation of national or international accounting principles, in each case, whether foreign or domestic (each, an “Official Body”) charged with the administration, interpretation or application thereof, or the compliance with any request or directive of any Official Body (whether or not having the force of law) made, issued or occurring after the Series 2008-1 Closing Date.

“Class A-1 Interest Reserve Amount” means as of any Payment Date (the “Class A-1 Note Reference Date”), an amount equal to the aggregate amount of interest

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projected to be payable on the Series 2008-1 Class A-1 Notes on each of the subsequent six Payment Dates, assuming that the outstanding principal amount of such Notes, and the interest rate on such Notes on such Class A-1 Note Reference Date remains constant.

“Class A-1 Note Reference Date” shall have the meaning given under the definition of “Class A-1 Interest Reserve Amount” in this Series 2008-1 Supplemental Definitions List.

“Class A-2 Amendment Expenses” means all amounts payable pursuant to clause (a)(ii) of Section 9.05 of the Series 2008-1 Class A-2 Note Purchase Agreement.

“Class A-2 Base Rate Advance” means a Series 2008-1 Class A-2 Advance which bears interest at a rate of interest determined by reference to the Base Rate during such time as it bears interest at such rate, as provided in the Series 2008-1 Class A-2 Note Purchase Agreement.

“Class A-2 Bulk CO2 Tank” means any Bulk CO2 Tank acquired by the Co-Issuers following the Series 2008-1 Closing Date in respect of which the applicable Co-Issuer shall have entered into a Class A-2 Customer Contract.

“Class A-2 Commitment Percentage” means, on any date of determination, with respect to any Class A-2 Investor Group, the ratio, expressed as a percentage, which such Class A-2 Investor Group’s Maximum Class A-2 Investor Group Principal Amount bears to the Series 2008-1 Class A-2 Maximum Principal Amount on such date.

“Class A-2 Committed Note Purchaser Percentage” means, on any date of determination, with respect to any Series 2008-1 Class A-2 Committed Note Purchaser in any Class A-2 Investor Group, the ratio, expressed as a percentage, which the Series 2008-1 Class A-2 Commitment Amount of such Series 2008-1 Class A-2 Committed Note Purchaser bears to such Class A-2 Investor Group’s Maximum Class A-2 Investor Group Principal Amount on such date.

“Class A-2 CP Advance” means a Series 2008-1 Class A-2 Advance that bears interest at a rate of interest determined by reference to the CP Rate during such time as it bears interest at such rate, as provided in the Series 2008-1 Class A-2 Note Purchase Agreement.

“Class A-2 Customer Contract” means any Customer Contract relating to a Bulk CO2 Tank or Nitrogen Generator acquired or originated by the Contract Holder following the Series 2008-1 Closing Date that is an Eligible Contract.

“Class A-2 Eurodollar Advance” means a Series 2008-1 Class A-2 Advance that bears interest at a rate of interest determined by reference to the Eurodollar Rate during such time as it bears interest at such rate, as provided in the Series 2008-1 Class A-2 Note Purchase Agreement.

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“Class A-2 Eurodollar Tranche” means any portion of the Series 2008-1 Class A-2 Outstanding Principal Amount maintained with Class A-2 Eurodollar Advances.

“Class A-2 Indemnities” means all amounts payable pursuant to Sections 9.05(b) and (c) of the Series 2008-1 Class A-2 Note Purchase Agreement.

“Class A-2 Interest Reserve Amount” means as of any Payment Date or Draw Date (the “Class A-2 Note Reference Date”), as applicable, after giving effect to any funds drawn pursuant to the Series 2008-1 Class A-2 Note Purchase Agreement on such date, an amount equal to the sum of (A) the aggregate amount of interest projected to be payable on the Series 2008-1 Class A-2 Notes for the subsequent six Payment Dates, and (B) the aggregate amount of commitment fees projected to be payable on the Series 2008-1 Class A-2 Notes for the subsequent six Payment Dates, assuming in each case that the outstanding principal amount of, and the interest rate on, such Notes on such Class A-2 Note Reference Date remains constant.

“Class A-2 Investor Group” means (i) for each Series 2008-1 Class A-2 Conduit Investor, collectively, such Series 2008-1 Class A-2 Conduit Investor, any related Series 2008-1 Class A-2 Committed Note Purchaser set forth opposite the name of such Series 2008-1 Class A-2 Conduit Investor on Schedule I to the Series 2008-1 Class A-2 Note Purchase Agreement (or, if applicable, set forth for such Series 2008-1 Class A-2 Conduit Investor in the related Assignment and Assumption Agreement or the Class A-2 Investor Group Supplement pursuant to which such Series 2008-1 Class A-2 Conduit Investor or Series 2008-1 Class A-2 Committed Note Purchaser becomes a party thereto), any related Program Support Provider and the related Funding Agent (which shall constitute the Series 2008-1 Class A-2 Noteholder for such Class A-2 Investor Group) and (ii) for each other Series 2008-1 Class A-2 Committed Note Purchaser that is not related to a Series 2008-1 Class A-2 Conduit Investor, collectively, such Series 2008-1 Class A-2 Committed Note Purchaser, any related Program Support Provider and the related Funding Agent (which shall constitute the Series 2008-1 Class A-2 Noteholder for such Class A-2 Investor Group).

“Class A-2 Investor Group Increase Amount” means, with respect to any Class A-2 Investor Group, for any Business Day, such Class A-2 Investor Group’s Class A-2 Commitment Percentage of the Series 2008-1 Class A-2 Increase, if any, on such Business Day.

“Class A-2 Investor Group Principal Amount” means when used with respect to any date, an amount equal to (a) the Class A-2 Investor Group Increase Amount with respect to such Class A-2 Investor Group on such date minus (b) the amount of principal payments made to such Class A-2 Investor Group on the Series 2008-1 Class A-2 Notes on such date, if any.

“Class A-2 Investor Group Supplement” shall have the meaning set forth in Section 9.17(d) of the Series 2008-1 Class A-2 Note Purchase Agreement.

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“Class A-2 Nitrogen Generator” means any Nitrogen Generator acquired by the Co-Issuers following the Series 2008-1 Closing Date in respect of which the Contract Holder shall have entered into a Class A-2 Customer Contract.

“Class A-2 Note Reference Date” shall have the meaning given under the definition of “Class A-2 Interest Reserve Amount” in this Series 2008-1 Supplemental Definitions List.

“Class A-2 Taxes” shall have the meaning set forth in Section 3.08(a) of the Series 2008-1 Class A-2 Note Purchase Agreement.

“Class A-3 Amendment Expenses” means all amounts payable pursuant to clause (a)(ii) of Section 9.05 of the Series 2008-1 Class A-3 Note Purchase Agreement.

“Class A-3 Base Rate Advance” means a Series 2008-1 Class A-3 Advance which bears interest at a rate of interest determined by reference to the Base Rate during such time as it bears interest at such rate, as provided in the Series 2008-1 Class A-3 Note Purchase Agreement.

“Class A-3 Commitment Percentage” means, on any date of determination, with respect to any Class A-3 Investor Group, the ratio, expressed as a percentage, which such Class A-3 Investor Group’s Maximum Class A-3 Investor Group Principal Amount bears to the Series 2008-1 Class A-3 Maximum Principal Amount on such date.

“Class A-3 Committed Note Purchaser Percentage” means, on any date of determination, with respect to any Series 2008-1 Class A-3 Committed Note Purchaser in any Class A-3 Investor Group, the ratio, expressed as a percentage, which the Series 2008-1 Class A-2 Commitment Amount of such Series 2008-1 Class A-3 Committed Note Purchaser bears to such Class A-3 Investor Group’s Maximum Class A-3 Investor Group Principal Amount on such date.

“Class A-3 CP Advance” means a Series 2008-1 Class A-3 Advance that bears interest at a rate of interest determined by reference to the CP Rate during such time as it bears interest at such rate, as provided in the Series 2008-1 Class A-3 Note Purchase Agreement.

“Class A-3 Eurodollar Advance” means a Series 2008-1 Class A-3 Advance that bears interest at a rate of interest determined by reference to the Eurodollar Rate during such time as it bears interest at such rate, as provided in the Series 2008-1 Class A-3 Note Purchase Agreement.

“Class A-3 Eurodollar Tranche” means any portion of the Series 2008-1 Class A-3 Outstanding Principal Amount maintained with Class A-3 Eurodollar Advances.

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“Class A-3 Indemnities” means all amounts payable pursuant to Sections 9.05(b) and (c) of the Series 2008-1 Class A-3 Note Purchase Agreement.

“Class A-3 Interest Reserve Amount” means as of any Payment Date or Draw Date (the “Class A-3 Note Reference Date”), as applicable, after giving effect to any funds drawn pursuant to the Series 2008-1 Class A-3 Note Purchase Agreement on such date, an amount equal to the sum of (A) the aggregate amount of interest projected to be payable on the Series 2008-1 Class A-3 Notes for the subsequent six Payment Dates, and (B) the aggregate amount of commitment fees projected to be payable on the Series 2008-1 Class A-3 Notes for the subsequent six Payment Dates, assuming in each case that the outstanding principal amount of, and the interest rate on, such Notes on such Class A-3 Note Reference Date remains constant.

“Class A-3 Investor Group” means (i) for each Series 2008-1 Class A-3 Conduit Investor, collectively, such Series 2008-1 Class A-3 Conduit Investor, any related Series 2008-1 Class A-3 Committed Note Purchaser set forth opposite the name of such Series 2008-1 Class A-3 Conduit Investor on Schedule I to the Series 2008-1 Class A-3 Note Purchase Agreement (or, if applicable, set forth for such Series 2008-1 Class A-3 Conduit Investor in the related Assignment and Assumption Agreement or related Class A-3 Investor Group Supplement pursuant to which such Series 2008-1 Class A-3 Conduit Investor or Series 2008-1 Class A-3 Committed Note Purchaser becomes a party thereto), any related Program Support Provider and the related Funding Agent (which shall constitute the Series 2008-1 Class A-3 Noteholder such Class A-3 Investor Group) and (ii) for each other Series 2008-1 Class A-3 Committed Note Purchaser that is not related to a Series 2008-1 Class A-3 Conduit Investor, collectively, such Series 2008-1 Class A-3 Committed Note Purchaser, any related Program Support Provider and the related Funding Agent (which shall constitute the Series 2008-1 Class A-3 Noteholder for such Class A-3 Investor Group).

“Class A-3 Investor Group Increase Amount” means, with respect to any Class A-3 Investor Group, for any Business Day, such Class A-3 Investor Group’s Class A-3 Commitment Percentage of the Series 2008-1 Class A-3 Increase, if any, on such Business Day.

“Class A-3 Investor Group Principal Amount” means when used with respect to any date, an amount equal to (a) the Class A-3 Investor Group Increase Amount with respect to such Class A-3 Investor Group on such date minus (b) the amount of principal payments made to such Class A-3 Investor Group on the Series 2008-1 Class A-3 Notes on such date, if any.

“Class A-3 Investor Group Supplement” shall have the meaning set forth in Section 9.17(d) of the Series 2008-1 Class A-3 Note Purchase Agreement.

“Class A-3 Note Reference Date” shall have the meaning given under the definition of “Class A-3 Interest Reserve Amount” in this Series 2008-1 Supplemental Definitions List.

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“Class A-3 Taxes” shall have the meaning set forth in Section 3.08(a) of the Series 2008-1 Class A-3 Note Purchase Agreement.

“Commercial Paper” means, with respect to any Class A-2 Conduit Investor or Series 2008-1 Class A-3 Conduit Investor, the commercial paper or other promissory notes issued by or for the benefit of such Series 2008-1 Class A-2 Conduit Investor or Series 2008-1 Class A-3 Conduit Investor.

“Commitment Term” means, (a) with respect to the Series 2008-1 Class A-2 Notes, the period from and including the Series 2008-1 Closing Date to but excluding the earlier of (i) the Commitment Termination Date and (b) the date on which the Series 2008-1 Class A-2 Commitments are terminated or reduced to zero in accordance with the Series 2008-1 Class A-2 Note Purchase Agreement and (b) with respect to the Series 2008-1 Class A-3 Notes, the period from and including the Series 2008-1 Closing Date to but excluding the earlier of (i) the Commitment Termination Date and (ii) the date on which the Series 2008-1 Class A-3 Commitments are terminated or reduced to zero in accordance with the Series 2008-1 Class A-3 Note Purchase Agreement.

“Commitment Termination Date” means the Series 2008-1 Adjusted Repayment Date.

“Conduit Assignee” means, with respect to any Series 2008-1 Class A-2 Conduit Investor,  any Series 2008-1 Class A-3 Conduit Investor, any Series 2008-1 Class A-2 Committed Note Purchaser, any Series 2008-1 Class A-3 Committed Note Purchaser or any commercial paper conduit, whose Commercial Paper at such time is rated by at least two of the Specified Rating Agencies and is rated at least “A-1” from Standard & Poor’s, “P1” from Moody’s and/or “F1” from Fitch, as applicable, that is administered by the Funding Agent with respect to such Series 2008-1 Class A-2 Conduit Investor, such Series 2008-1 Class A-3 Conduit Investor, such Series 2008-1 Class A-2 Committed Note Purchaser or such Series 2008-1 Class A-3 Committed Note Purchaser, respectively, or any Affiliate of such Funding Agent, in each case, a Person designated by such Funding Agent to accept an assignment from such Series 2008-1 Class A-2 Conduit Investor, such Series 2008-1 Class A-3 Conduit Investor, such Series 2008-1 Class A-2 Committed Note Purchaser or such Series 2008-1 Class A-3 Committed Note Purchaser, of the Class A-2 Investor Group Principal Amount or Class A-3 Investor Group Principal Amount, or a portion thereof with respect to such Series 2008-1 Class A-2 Conduit Investor, such Series 2008-1 Class A-3 Conduit Investor, such Series 2008-1 Class A-2 Committed Note Purchaser, or Series 2008-1 Class A-3 Committed Note Purchaser pursuant to Section 9.17(b) and Section 9.17(c), respectively, of the Series 2008-1 Class A-2 Note Purchase Agreement or the Series 2008-1 Class A-3 Note Purchase Agreement, as applicable.

“Confidential Information” (a) for purposes of the Series 2008-1 Class A-2 Note Purchase Agreement, shall have the meaning set forth in Section 9.11 of the Series 2008-1 Class A-2 Note Purchase Agreement and (b) for purposes of the Series

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2008-1 Class A-3 Note Purchase Agreement, shall have the meaning set forth in Section 9.11 of the Series 2008-1 Class A-3 Note Purchase Agreement.

“CP Funding Rate” means, with respect to each Series 2008-1 Class A-2 Conduit Investor and Series 2008-1 Class A-3 Conduit Investor, for any day during any Interest Period, for any portion of the Series 2008-1 Class A-2 Advances or Series 2008-1 Class A-3 Advances, funded or maintained through the issuance of Commercial Paper by such Series 2008-1 Class A-2 Conduit Investor and Series 2008-1 Class A-3 Conduit Investor, the per annum rate equivalent to the weighted average cost (as determined by the related Funding Agent, and which shall include (without duplication) the fees and commissions of placement agents and dealers, incremental carrying costs incurred with respect to Commercial Paper maturing on dates other than those on which corresponding funds are received by such Series 2008-1 Class A-2 Conduit Investor or Series 2008-1 Class A-3 Conduit Investor, other borrowings by such Series 2008-1 Class A-2 Conduit Investor or Series 2008-1 Class A-3 Conduit Investor and any other costs associated with the issuance of Commercial Paper) of or related to the issuance of Commercial Paper that are allocated, in whole or in part, by such Series 2008-1 Class A-2 Conduit Investor or Series 2008-1 Class A-3 Conduit Investor or its related Funding Agent to fund or maintain such Series 2008-1 Class A-2 Advances or Series 2008-1 Class A-3 Advances, for such Interest Period (and which may also be allocated in part to the funding of other assets of the Series 2008-1 Class A-2 Conduit Investor or Series 2008-1 Class A-3 Conduit Investor, respectively); provided, however, that if any component of any such rate is a discount rate, in calculating the “CP Funding Rate” for such Series 2008-1 Class A-2 Advances or Series 2008-1 Class A-3 Advances for such Interest Period, the related Funding Agent shall, for such component, use the rate resulting from converting such discount rate to an interest bearing equivalent rate per annum; provided further, however, that the “CP Funding Rate” shall not include any loss or expense (including any loss or expense incurred by reason of the liquidation or reemployment of deposits or other funds acquired by such Series 2008-1 Class A-2 Conduit Investor or Series 2008-1 Class A-3 Conduit Investor to fund or maintain any portion of such Series 2008-1 Class A-2 Advances or Series 2008-1 Class A-3 Advances) as a result of any conversion, repayment, Series 2008-1 Class A-2 Decrease or Series 2008-1 Class A-3 Decrease, as applicable, or other prepayment or redemption of the principal amount of any Class A-2 CP Advance or Class A-3 CP Advance on the date applicable thereto in accordance with the terms of the Series 2008-1 Class A-2 Note Purchase Agreement or the Series 2008-1 Class A-3 Note Purchase Agreement, as applicable, and the Indenture, but shall include any such loss or expense as a result of (i) any conversion, repayment, Series 2008-1 Class A-2 Decrease or Series 2008-1 Class A-3 Decrease, as applicable, or other prepayment or redemption of the principal amount of any Class A-2 CP Advance or Class A-3 CP Advance on a date other than the date applicable thereto in accordance with the terms of the Series 2008-1 Class A-2 Note Purchase Agreement or the Series 2008-1 Class A-3 Note Purchase Agreement, as applicable, or the Indenture, (ii) any Series 2008-1 Class A-2 Advance or Series 2008-1 Class A-3 Advance not being funded or maintained as a Class A-2 CP Advance or Class A-3 CP Advance, respectively, after a request therefor has been made, or (iii) any failure of the Co-Issuers to make a Series 2008-1 Class A-2 Decrease or a Series 2008-1 Class A-3 Decrease, prepayment or

8

redemption with respect to any Class A-2 CP Advance or Class A-3 CP Advance after giving notice thereof.

“CP Rate” means, on any day during any Interest Period, an interest rate per annum equal to the sum of (i) the CP Funding Rate for such Interest Period plus (ii) the CP Spread.

“CP Spread” shall have the meaning set forth (a) with respect to the Series 2008-1 Class A-2 Notes, in the Series 2008-1 Class A-2 VFN Fee Letter and (b) with respect to the Series 2008-1 Class A-3 Notes, in the Series 2008-1 Class A-3 VFN Fee Letter.

“Definitive Notes” shall have the meaning set forth in Section  4.1(d) and 4.4(d), as applicable, of the Series 2008-1 Supplement.

“Distribution Compliance Period” means, with respect to any Series 2008-1 Class A-1 Notes or Series 2008-1 Class B-1 Notes issued on the Series 2008-1 Closing Date and sold pursuant to Regulation S, the period commencing on such Series 2008-1 Closing Date and ending on the 40th day after the Initial Purchaser notifies the Co-Issuers that the resale of such Series 2008-1 Class A-1 Notes or Series 2008-1 Class B-1 Notes has been completed.

“EDSF Rate” means, as of any date of determination, the bond equivalent rate derived from the Eurodollar Synthetic Forward Curve appearing on Bloomberg page EDSF (or any successor service), adjusted for a 30/360 day count convention.

“Eligible Conduit Investor” means, at any time, any Series 2008-1 Class A-2 Conduit Investor or Series 2008-1 Class A-3 Conduit Investor whose Commercial Paper at such time is rated by at least two of the Specified Rating Agencies and is rated at least “A-1” from Standard & Poor’s, “P1” from Moody’s and/or “F1” from Fitch, as applicable.

“Eligible Contract” means, at any time and with respect to any Customer Contract with respect to which a Class A-2 Bulk CO2 Tank or Class A-2 Nitrogen Generator will be leased to a Customer, a Customer Contract:

(a)           that provides for the lease of such Class A-2 Bulk CO2 Tank or Class A-2 Nitrogen Generator and the sale of Bulk Gases by the Contract Holder in the ordinary course of business, and represents an obligation of the Customer thereunder to pay the amounts due thereunder;

(b)           that has a term of not less that one year;

(c)           the Customer of which (i) is a United States resident, (ii) is not an Affiliate of any of the parties hereto, and (iii) is not a government or a governmental subdivision or agency;

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(d)           with respect to which the Customer is not (i) designated as “inactive” by the Transaction Manager in accordance with its policies or (ii) in default (other than a payment default) of any material obligation thereunder or under any other Customer Contract to which such Customer is a party;

(e)           with respect to which the payments thereunder are denominated and payable only in United States dollars in the United States;

(f)            that is in writing and executed by all parties thereto and that is governed by the law of a State of the United States;

(g)           that has been duly authorized and that is in full force and effect and constitutes the legal, valid and binding obligation of the Customer enforceable against such Customer in accordance with its terms;

(h)           that (A) is not subject to (i) any Lien or (ii) any dispute (with respect to any material amounts or obligations thereunder), offset, counterclaim or defense whatsoever (except the discharge in bankruptcy of the Customer) and (B) is not settled on a net basis;

(i)            that does not contravene in any material respect any laws, rules or regulations applicable thereto and with respect to which no party to such Customer Contract is in violation of any such law, rule or regulation in any material respect;

(j)            the Customer of which satisfies all applicable requirements of the then effective credit and collection policy of the Contract Holder at the time of origination; and

(k)           the Customer of which has been directed by the Contract Holder to remit all future electronic payments thereof directly to the Concentration Account.

“Eurodollar Business Day” means any Business Day on which dealings are also carried on in the London interbank market and banks are open for business in London.

“Eurodollar Funding Rate” means, for any Eurodollar Interest Period, the rate per annum determined by the Series 2008-1 Class A-2 Note Administrative Agent or the Series 2008-1 Class A-3 Note Administrative Agent, as applicable, at approximately 11:00 a.m. (London time) on the date that is two Eurodollar Business Days prior to the beginning of such Eurodollar Interest Period by reference to the British Bankers’ Association Interest Settlement Rates for deposits in Dollars (appearing on page 3750 of the Telerate Service or any successor to or substitute for such service selected by the Series 2008-1 Class A-2 Note Administrative Agent or the Series 2008-1 Class A-3 Note

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Administrative Agent, as applicable, and which has been nominated by the British Bankers’ Association as an authorized information vendor for the purpose of displaying such rates) for a period equal to such Eurodollar Interest Period; provided that, to the extent that an interest rate is not ascertainable pursuant to the foregoing provisions of this definition, the “Eurodollar Funding Rate” shall be the rate (rounded upward, if necessary, to the nearest one hundred-thousandth of a percentage point), determined by the Series 2008-1 Class A-2 Note Administrative Agent or the Series 2008-1 Class A-3 Note Administrative Agent, as applicable, to be the average of the offered rates for deposits in Dollars in the amount of $1,000,000 for a period of time comparable to such Eurodollar Interest Period which are offered by three leading banks in the London interbank market at approximately 11:00 a.m. (London time) on the date that is two Eurodollar Business Days prior to the beginning of such Eurodollar Interest Period as selected by the Series 2008-1 Class A-2 Note Administrative Agent or the Series 2008-1 Class A-3 Note Administrative Agent, as applicable (unless the Series 2008-1 Class A-2 Note Administrative Agent or the  Series 2008-1 Class A-3 Note Administrative Agent, as applicable, is unable to obtain such rates from such banks, it will be deemed that a Eurodollar Funding Rate cannot be ascertained for purposes of Section 3.04 of the Series 2008-1 Class A-2 Note Purchase Agreement or the Series 2008-1 Class A-3 Note Purchase Agreement, as applicable).  In respect of any Eurodollar Interest Period that is less than one month in duration and if no Eurodollar Funding Rate is otherwise determinable with respect thereto in accordance with the preceding sentence of this definition, the Eurodollar Funding Rate shall be determined through the use of straight-line interpolation by reference to two rates calculated in accordance with the preceding sentence, one of which shall be determined as if the maturity of the Dollar deposits referred to therein were the period of time for which rates are available next shorter than the Eurodollar Interest Period and the other of which shall be determined as if such maturity were the period of time for which rates are available next longer than the Eurodollar Interest Period.

“Eurodollar Funding Rate (Reserve Adjusted)” means, for any Eurodollar Interest Period, an interest rate per annum (rounded upward to the nearest 1/100th of 1%) determined pursuant to the following formula:

Eurodollar Funding Rate	=	Eurodollar Funding Rate
(Reserve Adjusted)		1.00 – Eurodollar Reserve Percentage

The Eurodollar Funding Rate (Reserve Adjusted) for any Eurodollar Interest Period will be determined by the Series 2008-1 Class A-2 Note Administrative Agent or the Series 2008-1 Class A-3 Note Administrative Agent, as applicable, on the basis of the Eurodollar Reserve Percentage in effect two Eurodollar Business Days before the first day of such Eurodollar Interest Period.

“Eurodollar Interest Period” means, with respect to any Class A-2 Eurodollar Advance or Class A-3 Eurodollar Advance, (x) initially, the period commencing on and including the Eurodollar Business Day such Series 2008-1 Class A-2 Advance or Series 2008-1 Class A-3 Advance first becomes a Class A-2 Eurodollar

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Advance or Class A-3 Eurodollar Advance in accordance with Section 3.01 of the Series 2008-1 Class A-2 Note Purchase Agreement or the Series 2008-1 Class A-3 Note Purchase Agreement, as applicable, and ending on but excluding the Payment Date occurring in July 2008, and (y) thereafter, each period commencing on a Payment Date while such Series 2008-1 Class A-2 Advance or Series 2008-1 Class A-3 Advance is outstanding as a Class A-2 Eurodollar Advance or Class A-3 Eurodollar Advance, respectively, and ending on but excluding the next succeeding Payment Date; provided, however, that upon the occurrence and during the continuation of any Early Amortization Period or any Event of Default, any Eurodollar Interest Period with respect to the Class A-2 Eurodollar Advance or Class A-3 Eurodollar Advance of all Class A-2 Investor Groups and Class A-3 Investor Groups may be terminated at the end of the then-current Eurodollar Interest Period (or, if the Series 2008-1 Class A-2 Notes and/or Series 2008-1 Class A-3 Notes have been accelerated in accordance with Section 9.2 of the Base Indenture, immediately, with respect to the Series 2008-1 Class A-2 Notes and/or the Series 2008-1 Class A-3 Notes, as the case may be), at the election of the Series 2008-1 Class A-2 Note Administrative Agent or Series 2008-1 Class A-3 Note Administrative Agent, as applicable or Class A-2 Investor Groups or Class A-3 Investor Groups, as applicable, holding in the aggregate more than 50% of the related Class A-2 Eurodollar Tranche or Class A-3 Eurodollar Tranche, by notice to the Co-Issuers, the Master Manager, the Transaction Manager and the related Funding Agents, and upon such election such Class A-2 Eurodollar Advances or Class A-3 Eurodollar Advances, in respect of which interest was calculated by reference to such terminated Eurodollar Interest Period shall be converted to Class A-2 Base Rate Advances or Class A-3 Base Rate Advances, as applicable.

“Eurodollar Rate” means, on any day during any Eurodollar Interest Period, an interest rate per annum equal to the sum of (a) the Eurodollar Funding Rate (Reserve Adjusted) for such Eurodollar Interest Period plus (b) the Eurodollar Spread.

“Eurodollar Reserve Percentage” means, for any Eurodollar Interest Period, the reserve percentage (expressed as a decimal) equal to the maximum aggregate reserve requirements (including all basic, emergency, supplemental, marginal and other reserves and taking into account any transitional adjustments or other scheduled changes in reserve requirements) specified under regulations issued from time to time by the F.R.S. Board which are required to be maintained by a member bank of the Federal Reserve System with respect to liabilities or assets constituting “Eurocurrency Liabilities,” as currently defined in Regulation D of the F.R.S. Board, having a term approximately equal or comparable to such Eurodollar Interest Period.

“Eurodollar Spread” shall have the meaning set forth in (a) with respect to the Series 2008-1 Class A-2 Notes, the Series 2008-1 Class A-2 VFN Fee Letter and (b) with respect to the Series 2008-1 Class A-3 Notes, the Series 2008-1 Class A-3 VFN Fee Letter.

“Federal Funds Rate” means, for any period, a fluctuating interest rate per annum equal for each day during such period to the weighted average of the overnight

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federal funds rates as published in Federal Reserve Board Statistical Release H.15(519) or any successor or substitute publication selected by the Series 2008-1 Class A-2 Administrative Agent or the Series 2008-1 Class A-3 Administrative Agent, as applicable (or, if such day is not a Business Day, for the next preceding Business Day), or if, for any reason, such rate is not available on any day, the rate determined, in the reasonable opinion of the Series 2008-1 Class A-2 Administrative Agent or the Series 2008-1 Class A-3 Administrative Agent, as applicable, to be the rate at which overnight federal funds are being offered in the national federal funds market at 9:00 a.m. (New York time).

“Fitch” means Fitch, Inc., doing business as Fitch Ratings, or any successor thereto.

“F.R.S. Board” means the Board of Governors of the Federal Reserve System.

“Foreign Affective Person” (a) with respect to the Series 2008-1 Class A-2 Notes, shall have the meaning set forth in Section 3.08(a) of the Series 2008-1 Class A-2 Note Purchase Agreement and (b) with respect to the Series 2008-1 Class A-2 Notes, shall have the meaning set forth in Section 3.08(a) of  the Series 2008-1 Class A-2 Note Purchase Agreement.

“Funding Agent” (a) with respect to the Series 2008-1 Class A-2 Notes, shall have the meaning set forth in the preamble to the Series 2008-1 Class A-2 Note Purchase Agreement and (b) with respect to the Series 2008-1 Class A-2 Notes, shall have the meaning set forth in the preamble to the Series 2008-1 Class A-2 Note Purchase Agreement.

“Indemnified Liabilities” (a) with respect to the Series 2008-1 Class A-2 Notes, shall have the meaning set forth in Section 9.05(b) of the Series 2008-1 Class A-2 Note Purchase Agreement and (b) with respect to the Series 2008-1 Class A-3 Notes, shall have the meaning set forth in Section 9.05(b) of the Series 2008-1 Class A-3 Note Purchase Agreement.

“Indemnified Parties” (a) with respect to the Series 2008-1 Class A-2 Notes, shall have the meaning set forth in Section 9.05(b) of the Series 2008-1 Class A-2 Note Purchase Agreement and (b) with respect to the Series 2008-1 Class A-3 Notes, shall have the meaning set forth in Section 9.05(b) of the Series 2008-1 Class A-3 Note Purchase Agreement.

“Initial Purchaser” means UBS Securities LLC.

“Lender Party” (a) with respect to the Series 2008-1 Class A-2 Notes, means the Series 2008-1 Class A-2 Investors and (b) with respect to the Series 2008-1 Class A-3 Notes, means the Series 2008-1 Class A-3 Investors.

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“Margin Stock” means “margin stock” as defined in Regulation U of the F.R.S. Board, as amended from time to time.

“Maximum Class A-2 Investor Group Principal Amount” means, as to each Class A-2 Investor Group existing on the Series 2008-1 Closing Date, the amount set forth on Schedule I to the Series 2008-1 Class A-2 Note Purchase Agreement as such Class A-2 Investor Group’s Maximum Class A-2 Investor Group Principal or, in the case of any other Class A-2 Investor Group, the amount set forth as such Class A-2 Investor Group’s Maximum Class A-2 Investor Group Principal Amount in the related Assignment and Assumption Agreement or Class A-2 Investor Group Supplement, by which the members of such Class A-2 Investor Group become parties to the Series 2008-1 Class A-2 Note Purchase Agreement, in each case, as such amount may be (i) reduced pursuant to Section 2.05 of the Series 2008-1 Class A-2 Note Purchase Agreement, (ii) reduced pursuant to Section 2.2 of the Series 2008-1 Supplement or (iii) increased or reduced by any related Assignment and Assumption Agreement or Class A-2 Investor Group Supplement, as applicable, entered into by the members of such Class A-2 Investor Group, in accordance with the terms of the Series 2008-1 Class A-2 Note Purchase Agreement.

“Maximum Class A-3 Investor Group Principal Amount” means, as to each Class A-3 Investor Group existing on the Series 2008-1 Closing Date, the amount set forth on Schedule I to the Series 2008-1 Class A-3 Note Purchase Agreement as such Class A-3 Investor Group’s Maximum Class A-3 Investor Group Principal or, in the case of any other Class A-3 Investor Group, the amount set forth as such Class A-3 Investor Group’s Maximum Class A-3 Investor Group Principal Amount in the related Assignment and Assumption Agreement or Class A-3 Investor Group Supplement, by which the members of such Class A-3 Investor Group become parties to the Series 2008-1 Class A-3 Note Purchase Agreement, in each case, as such amount may be (i) reduced pursuant to Section 2.05 of the Series 2008-1 Class A-3 Note Purchase Agreement, (ii) reduced pursuant to Section 2.2 of the Series 2008-1 Supplement or (iii) increased or reduced by any related Assignment and Assumption Agreement or Class A-3 Investor Group Supplement, as applicable, entered into by the members of such Class A-3 Investor Group, in accordance with the terms of the Series 2008-1 Class A-3 Note Purchase Agreement.

“New Class A-2 Customer Contract” means, with respect to any Payment Date, any Class A-2 Customer Contract entered into during the related Monthly Collection Period.

“Non-Excluded Taxes” with respect to the Series 2008-1 Class A-2 Notes, shall have the meaning set forth in Section 3.08(a) of the Series 2008-1 Class A-2 Note Purchase Agreement and with respect to the Class A-3 Notes, shall have the meaning set forth in Section 3.08(a) of the Series 2008-1 Class A-3 Note Purchase Agreement.

“Offering Memorandum” means the offering memorandum for the offering of the Series 2008-1 Class A-1 Notes and the Series 2008-1 Class B-1 Notes, dated as of May 22, 2008, prepared by the Co-Issuers.

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“Official Body” shall have the meaning set forth in the definition of “Change in Law.”

“Other Class A-2 Transaction Expenses” means all amounts payable pursuant to Section 9.05 of the Series 2008-1 Class A-2 Note Purchase Agreement other than Class A-2 Amendment Expenses.

“Other Class A-3 Transaction Expenses” means all amounts payable pursuant to Section 9.05 of the Series 2008-1 Class A-3 Note Purchase Agreement other than Class A-3 Amendment Expenses.

“Outstanding Series 2008-1 Class A-1 Notes” means with respect to the Series 2008-1 Class A-1 Notes, all Series 2008-1 Class A-1 Notes theretofore authenticated and delivered under the Indenture, except (a) Series 2008-1 Class A-1 Notes theretofore cancelled or delivered to the Registrar for cancellation, (b) Series 2008-1 Class A-1 Notes that have not been presented for payment but funds for the payment in full of which are on deposit in the Senior Note Principal Payments Account and are available for payment of such Series 2008-1 Class A-1 Notes and (c) Series 2008-1 Class A-1 Notes in exchange for or in lieu of other Series 2008-1 Class A-1 Notes that have been authenticated and delivered pursuant to the Indenture unless proof satisfactory to the Trustee is presented that any such Series 2008-1 Class A-1  Notes are held by a purchaser for value.

“Outstanding Series 2008-1 Class A-2 Notes” means with respect to the Series 2008-1 Class A-2 Notes, all Series 2008-1 Class A-2 Notes theretofore authenticated and delivered under the Indenture, except (a) Series 2008-1 Class A-2 Notes theretofore cancelled or delivered to the Registrar for cancellation, (b) Series 2008-1 Class A-2 Notes that have not been presented for payment but funds for the payment in full of which are on deposit in the Senior Note Principal Payments Account and are available for payment of such Series 2008-1 Class A-2 Notes and the Series 2008-1 Class A-2 Commitments with respect to which have terminated and (c) Series 2008-1 Class A-2 Notes in exchange for or in lieu of other Series 2008-1 Class A-2 Notes that have been authenticated and delivered pursuant to the Indenture unless proof satisfactory to the Trustee is presented that any such Series 2008-1 Class A-2 Notes are held by a purchaser for value.

“Outstanding Series 2008-1 Class A-3 Notes” means with respect to the Series 2008-1 Class A-3 Notes, all Series 2008-1 Class A-3 Notes theretofore authenticated and delivered under the Indenture, except (a) Series 2008-1 Class A-3 Notes theretofore cancelled or delivered to the Registrar for cancellation, (b) Series 2008-1 Class A-3 Notes that have not been presented for payment but funds for the payment in full of which are on deposit in the Senior Note Principal Payments Account and are available for payment of such Series 2008-1 Class A-3 Notes and the Series 2008-1 Class A-3 Commitments with respect to which have terminated and (c) Series 2008-1 Class A-3 Notes in exchange for or in lieu of other Series 2008-1 Class A-3 Notes that have been authenticated and delivered pursuant to the Indenture unless proof

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satisfactory to the Trustee is presented that any such Series 2008-1 Class A-3 Notes are held by a purchaser for value.

“Outstanding Series 2008-1 Class B-1 Notes” means with respect to the Series 2008-1 Class B-1 Notes, all Series 2008-1 Class B-1 Notes theretofore authenticated and delivered under the Indenture, except (a) Series 2008-1 Class B-1 Notes theretofore cancelled or delivered to the Registrar for cancellation, (b) Series 2008-1 Class B-1 Notes that have not been presented for payment in full but funds for the payment of which are on deposit in the Subordinated Note Principal Payment Account and are available for payment of such Series 2008-1 Class B-1 Notes and (c) Series 2008-1 Class B-1 Notes in exchange for or in lieu of other Series 2008-1 Class B-1 Notes that have been authenticated and delivered pursuant to the Indenture unless proof satisfactory to the Trustee is presented that any such Series 2008-1 Class B-1 Notes are held by a purchaser for value.

“Outstanding Series 2008-1 Notes” means, collectively, all Outstanding Series 2008-1 Class A-1 Notes, all Outstanding Series 2008-1 Class A-2 Notes, all Outstanding Series 2008-1 Class A-3 Notes and all Outstanding Series 2008-1 Class B-1 Notes.

“Parent Companies” shall have the meaning set forth in the Series 2008-1 Class A-1/B-1 Note Purchase Agreement.

“Prepayment Notice” shall have the meaning set forth in Section 3.8(f) of the Series 2008-1 Supplement.

“Prepayment Record Date” means, with respect to the date of any Series 2008-1 Prepayment, the last day of the calendar month immediately preceding the date of such Series 2008-1 Prepayment unless such last day is less than ten (10) Business Days prior to the date of such Series 2008-1 Prepayment, in which case the “Prepayment Record Date” will be the last day of the second calendar month immediately preceding the date of such Series 2008-1 Prepayment.

“Prime Rate” means the rate quoted by Bloomberg L.P. or any successor thereto from time to time as the prime rate in the United States, such rate to change as and when the quoted rate changes.  The Prime Rate is not intended to be the lowest rate of interest charged by such Person in connection with extensions of credit to debtors.

“Program Support Agreement” means, with respect to any Series 2008-1 Class A-2 Investor or Series 2008-1 Class A-3 Investor, any agreement entered into by any Program Support Provider in respect of any Commercial Paper and/or Series 2008-1 Class A-2 Note or Series 2008-1 Class A-3 Note, as the case may be, of such Series 2008-1 Class A-2 Investor or Series 2008-1 Class A-3 Investor providing for the issuance of one or more letters of credit for the account of such Series 2008-1 Class A-2 Investor or Series 2008-1 Class A-3 Investor, the issuance of one or more insurance policies for which such Series 2008-1 Class A-2 Investor or Series 2008-1 Class A-3 Investor is obligated to reimburse the applicable Program Support Provider for any drawings

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thereunder, the sale by such Series 2008-1 Class A-2 Investor or Series 2008-1 Class A-3 Investor to any Program Support Provider of the Series 2008-1 Class A-2 Notes or Series 2008-1 Class A-3 Notes, as the case may be, (or portions thereof or interests therein) and/or the making of loans and/or other extensions of credit to such Series 2008-1 Class A-2 Investor or Series 2008-1 Class A-3 Investor in connection with such Series 2008-1 Class A-2 Investor’s or Series 2008-1 Class A-3 Investor’s securitization program, together with any letter of credit, insurance policy or other instrument issued thereunder or guaranty thereof (but excluding any discretionary advance facility provided by a Series 2008-1 Class A-2 Committed Note Purchaser or Series 2008-1 Class A-3 Committed Note Purchaser).

“Program Support Provider” means, with respect to any Series 2008-1 Class A-2 Investor or Series 2008-1 Class A-3 Investor, any financial institutions and any other or additional Person now or hereafter extending credit or having a commitment to extend credit to or for the account of, and/or agreeing to make purchases from, such Series 2008-1 Class A-2 Investor or Series 2008-1 Class A-3 Investor in respect of such Series 2008-1 Class A-2 Investor’s or such Series 2008-1 Class A-3 Investor’s Commercial Paper and/or Series 2008-1 Class A-2 Note or Series 2008 Class A-3 Note, as the case may be, and/or agreeing to issue a letter of credit or insurance policy or other instrument to support any obligations arising under or in connection with such Series 2008-1 Class A-2 Investor’s or Series 2008-1 Class A-3 Investor’s securitization program as it relates to any Commercial Paper issued by such Series 2008-1 Class A-2 Investor or Series 2008-1 Class A-3 Investor, in each case pursuant to a Program Support Agreement, and any guarantor of any such Person.

“Qualified Institutional Buyer” or “QIB” means a Person who is a “qualified institutional buyer” as defined in Rule 144A.

“Qualified Purchaser” or “QP” means a Person who is (i) a “qualified purchaser” within the meaning of Section 3(c)(7) of the Investment Company Act, (ii) a “knowledgeable employee” with respect to the Co-Issuers within the meaning of Rule 3c-5 under the Investment Company Act or (iii) a company owned by one or more “qualified purchasers” and/or “knowledgeable employees” with respect to the Co-Issuers within the meaning of Rule 3c-5 under the Investment Company Act.

“Rating Agencies” or “Rating Agency” means, with respect to each Class of Series 2008-1 Senior Notes, Moody’s and any other nationally recognized rating agency then rating any such Class of Series 2008-1 Senior Notes at the request of the Co-Issuers and, with respect to the Series 2008-1 Subordinated Notes, Fitch and any other nationally recognized rating agency then rating such Series 2008-1 Subordinated Notes at the request of the Co-Issuers.

“Regulation S” means Regulation S promulgated under the Securities Act.

“Restricted Class A-1 Global Notes”  shall have the meaning set forth in Section 4.1(b) of the Series 2008-1 Supplement.

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“Restricted Class B-1 Global Notes” shall have the meaning set forth in Section 4.4(b) of the Series 2008-1 Supplement.

“Restricted Global Notes” means, collectively, the Restricted Class A-1 Global Notes and the Restricted Glass B-1 Global Notes.

“Restricted Regulation S Class A-1 Global Notes” shall have the meaning set forth in Sections 4.1(b) of the Series 2008-1 Supplement.

“Restricted Regulation S Class B-1 Global Notes” shall have the meaning set forth in Section 4.4(b) of the Series 2008-1 Supplement.

“Restricted Regulation S Global Notes” means, collectively, the Restricted Regulation S Class A-1 Global Notes and the Restricted Regulation S Class B-1 Global Notes.

“Restricted Rule 144A Class A-1 Global Notes” shall have the meaning set forth in Section 4.1(a) of the Series 2008-1 Supplement.

“Restricted Rule 144A Class B-1 Global Notes” shall have the meaning set forth in Section 4.4(a) of the Series 2008-1 Supplement.

“Restricted Rule 144A Global Notes” means, collectively, the Restricted Rule 144A Class A-1 Global Notes and the Restricted Rule 144A Class B-1 Global Notes.

“Rule 144A” means Rule 144A promulgated under the Securities Act.

“Series 2008-1 Adjusted Repayment Date” means the date established as the Series 2008-1 Adjusted Repayment Date in accordance with Section 3.8(b) of the Series 2008-1 Supplement.

“Series 2008-1 Aggregate Outstanding Principal Amount” means, with respect to any date, the sum of the Series 2008-1 Class A-2 Outstanding Principal Amount, plus the Series 2008-1 Class A-3 Outstanding Principal Amount, plus the Series 2008-1 Class A-1 Outstanding Principal Amount, plus the Series 2008-1 Class B-1 Outstanding Principal Amount.

“Series 2008-1 Cash Trapping Amount” means, for each Payment Date while a Series 2008-1 Cash Trapping Period is in effect, an amount of funds to be deposited in the Series 2008-1 Cash Trap Reserve Account with respect to the Series 2008-1 Notes in an amount equal to the product of (a) the Series 2008-1 Cash Trapping Percentage applicable to such Payment Date, multiplied by (b) an amount equal to the total funds available in the Collection Account on such Payment Date after payment of clauses first through tenth of the Priority of Payments.  For purposes of the Base Indenture, the “Series 2008-1 Cash Trapping Amount” shall be deemed to be a “Cash Trapping Amount.”

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“Series 2008-1 Cash Trapping Percentage” means, for each Payment Date while a Series 2008-1 Cash Trapping Period is in effect, with respect to any Payment Date (i) on which the Three-Month DSCR is less than 1.8 times but greater than or equal to 1.6 times, 25%, and (ii) on which the Three-Month DSCR is less than 1.6 times, 50%.

“Series 2008-1 Cash Trapping Period” means each period beginning on any Payment Date on which the Three-Month DSCR is less than 1.8 times and ending on the earlier of (i) any subsequent Payment Date on which the Three-Month DSCR determined on such Payment Date and the two immediately preceding Payment Dates is greater than 1.85 times (provided that on such subsequent Payment Dates, all Contributions shall be excluded from calculation of such final Three-Month DSCR determination) and (ii) the occurrence of an Event of Default or an Early Amortization Event.

“Series 2008-1 Cash Trapping Release Event” means a payment date on which the Three-Month DSCR determined (a) as of such Payment Date and (b) the two immediately preceding Payment Dates is greater than 1.85 times (in the case of (b), without giving effect to Contributions as of such Payment Dates); provided that no Early Amortization Period is in effect during such Series 2008-1 Cash Trapping Period or on such Payment Date.

“Series 2008-1 Class A Notes” refers collectively to the Series 2008-1 Class A-1 Notes, Series 2008-1 Class A-2 Notes, and Series 2008-1 Class A-3 Notes.

“Series 2008-1 Class A-1 Contingent Additional Interest” shall have the meaning set forth in Section 3.4(b) of the Series 2008-1 Supplement.

“Series 2008-1 Class A-1 Contingent Additional Interest Rate” shall have the meaning set forth in Section 3.4(b) of the Series 2008-1 Supplement.

“Series 2008-1 Class A-1 Global Notes” shall have the meaning set forth in Section 4.1(c) of the Series 2008-1 Supplement.

“Series 2008-1 Class A-1 Initial Principal Amount” means the aggregate initial outstanding principal amount of the Series 2008-1 Class A-1 Notes, which is $280,000,000.

“Series 2008-1 Class A-1 Interest” shall have the meaning set forth in Section 3.4(a) of the Series 2008-1 Supplement.

“Series 2008-1 Class A-1 Note Interest Rate” shall have the meaning set forth in Section 3.4(a) of the Series 2008-1 Supplement.

“Series 2008-1 Class A-1 Note Make Whole Mandatory Prepayment Premium” means an amount equal to (x) Series 2008-1 Class A-1 Note Make Whole Mandatory Prepayment Rate, multiplied by (y) the Additional Senior Note Prepayment

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Amount (as defined in the Base Indenture) applicable to the Series 2008-1 Class A-1 Notes.

“Series 2008-1 Class A-1 Note Make Whole Mandatory Prepayment Rate” means with respect to any prepayments of principal of the Series 2008-1 Class A-1 Notes pursuant to Sections 3.8(c)(i), 3.8(c)(ii), 3.8(c)(iii), 3.8(c)(iv) and 3.8(c)(v) of the Series 2008-1 Supplement on any date of determination, the excess, if any, of (A) the quotient of (x) the discounted present value as of the related Series 2008-1 Note Make Whole Premium Calculation Date of all future installments of interest on and principal of such Series 2008-1 Class A-1 Notes that the Co-Issuers would otherwise be required to pay with respect to US $1 of principal on such Series 2008-1 Class A-1 Notes from the date of such prepayment to and including the Series 2008-1 Scheduled Maturity Date, determined by discounting monthly at a discount rate equal to the applicable Treasury Rate, plus 50 basis points; divided by (y) US $1 over (B) 1.00.

“Series 2008-1 Class A-1 Note Make Whole Optional Prepayment Premium” means with respect to any prepayment of principal of the Series 2008-1 Class A-1 Notes pursuant to Section 3.8(e) of the Series 2008-1 Supplement on any date of determination, the excess, if any, of (x) the discounted present value as of the related Series 2008-1 Note Make Whole Premium Calculation Date of all future installments of interest on and principal of such Series 2008-1 Class A-1 Notes that the Co-Issuers would otherwise be required to pay on such Series 2008-1 Class A-1 Notes (or such portion thereof to be prepaid) from the date of such prepayment to and including the Series 2008-1 Scheduled Maturity Date assuming the entire unpaid principal amount (or such portion thereof to be prepaid) is required to be paid on the date of such prepayment, determined by discounting monthly at a discount rate equal to the applicable Treasury Rate, plus 50 basis points; over (y) the aggregate amount of the principal being so prepaid.

“Series 2008-1 Class A-1 Note Make Whole Premium” means (i) with respect to any optional prepayment of principal of the Series 2008-1 Class A-1 Notes pursuant to Section 3.8(e) of the Series 2008-1 Supplement, the Series 2008-1 Class A-1 Note Make Whole Optional Prepayment Premium, and (ii) with respect to all other prepayments of principal of the Series 2008-1 Class A-1 Notes pursuant to Sections 3.8(c)(i), 3.8(c)(ii), 3.8(c)(iii), 3.8(c)(iv) and 3.8(c)(v) of the Series 2008-1 Supplement, the Series 2008-1 Class A-1 Note Make Whole Mandatory Prepayment Premium.

“Series 2008-1 Class A-1 Noteholder” means the Person in whose name a Series 2008-1 Class A-1 Note is registered in the Note Register.

“Series 2008-1 Class A-1 Notes” shall have the meaning specified in “Designation” of the Series 2008-1 Supplement.

“Series 2008-1 Class A-1 Outstanding Principal Amount” means, when used with respect to any date, an amount equal to (a) the Initial Principal Amount of the Series 2008-1 Class A-1 Notes, minus (b) the aggregate amount of principal payments (whether pursuant to a prepayment, a redemption or otherwise) made to Series 2008-1

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Class A-1 Noteholders with respect to Series 2008-1 Class A-1 Notes on or prior to such date.  For purposes of the Base Indenture, the “Series 2008-1 Class A-1 Outstanding Principal Amount” shall be deemed to be an “Outstanding Principal Amount.”

“Series 2008-1 Class A-1 Stepped-Up Interest Rate” shall have the meaning specified in Section 3.4(b) of the Series 2008-1 Supplement.

“Series 2008-1 Class A-1/B-1 Note Purchase Agreement” means the Purchase Agreement, dated as of the Series 2008-1 Closing Date, by and among the Co-Issuers, NuCO2, the Employee Company and the Initial Purchaser, as amended, supplemented or otherwise modified from time to time.

“Series 2008-1 Class A-2 Advance” shall have the meaning set forth in the recitals to the Series 2008-1 Class A-2 Note Purchase Agreement.

“Series 2008-1 Class A-2 Advance Request” shall have the meaning set forth in Section 7.03(d) of the Series 2008-1 Class A-2 Note Purchase Agreement.

“Series 2008-1 Class A-2 Aggregate Borrowing Base Amount” as of any date, means the aggregate sum of the Series 2008-1 Class A-2 Borrowing Base Amount for all Class A-2 Bulk CO2 Tanks and Class A-2 Nitrogen Generators existing as of such date.

“Series 2008-1 Class A-2 Borrowing Base Amount” means an amount equal to the product of (i) 75%, (ii) (a) for new Class A-2 Bulk CO2 Tanks and new Class A-2 Nitrogen Generators, the invoice cost of such Class A-2 Bulk CO2 Tank or Class A-2 Nitrogen Generator, as applicable, at the time of purchase, net of allowances, rebates and volume purchase adjustments or, (b) for used Class A-2 Bulk CO2 Tanks and used Class A-2 Nitrogen Generators, acquired after the Series 2008-1 Closing Date, the lower of (x) the depreciated book value of such Class A-2 Bulk CO2 Tank or Class A-2 Nitrogen Generator, as applicable, at the time of acquisition, if such depreciated book value can then be reasonably determined, and (y) the invoice cost of such Class A-2 Bulk CO2 Tank or Class A-2 Nitrogen Generator (or, if such invoice cost is not then available, the market price for purchase of such equipment if then purchased new, as estimated by the Transaction Manager on behalf of Co-Issuers), reduced at the applicable depreciation percentage described in the immediately following clause (iii), for the period from the date of purchase to the date of acquisition, as estimated by the Transaction Manager on behalf of the Co-Issuers), and (iii) the applicable  depreciation per the related depreciation schedule, which shall be calculated at a rate of (x) 7.5% per annum over thirteen years, and 2.5% per annum over the fourteenth year, for Class A-2 Bulk CO2 Tanks, and (y) approximately 14.3% per annum over seven years for Class A-2 Nitrogen Generators.

“Series 2008-1 Class A-2 Breakage Amount” shall have the meaning set forth in Section 3.06 of the Series 2008-1 Class A-2 Note Purchase Agreement.

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“Series 2008-1 Class A-2 Commitment Amount” means, as to each Series 2008-1 Class A-2 Committed Note Purchaser, the amount set forth on Schedule I to the Series 2008-1 Class A-2 Note Purchase Agreement opposite such Series 2008-1 Class A-2 Committed Note Purchaser’s name as its Series 2008-1 Class A-2 Commitment Amount or, in the case of a Series 2008-1 Class A-2 Committed Note Purchaser that becomes a party to the Series 2008-1 Class A-2 Note Purchase Agreement pursuant to a related Assignment and Assumption Agreement or Class A-2 Investor Group Supplement, the amount set forth therein as such Series 2008-1 Class A-2 Committed Note Purchaser’s Series 2008-1 Class A-2 Commitment Amount, in each case, as such amount may be (i) reduced pursuant to Section 2.05 of the Series 2008-1 Class A-2 Note Purchase Agreement, or (ii) increased or reduced by any related Assignment and Assumption Agreement or Class A-2 Investor Group Supplement entered into by such Series 2008-1 Class A-2 Committed Note Purchaser in accordance with the terms of the Series 2008-1 Class A-2 Note Purchase Agreement as the case may be.

“Series 2008-1 Class A-2 Commitment Fee Rate” has the meaning set forth in the Series 2008-1 Class A-2 VFN Fee Letter.

“Series 2008-1 Class A-2 Commitments” means the obligation of each Series 2008-1 Class A-2 Committed Note Purchaser included in each Series 2008-1 Class A-2 Investor Group to fund Series 2008-1 Class A-2 Advances pursuant to Section 2.02(a) of the Series 2008-1 Class A-2 Note Purchase Agreement.

“Series 2008-1 Class A-2 Committed Note Purchaser” shall have the meaning set forth in the preamble to the Series 2008-1 Class A-2 Note Purchase Agreement.

“Series 2008-1 Class A-2 Conduit Investors” shall have the meaning set forth in the preamble to the Series 2008-1 Class A-2 Note Purchase Agreement.

“Series 2008-1 Class A-2 Contingent Additional Interest” means as of any Determination Date, for each Interest Period following the Series 2008-1 Scheduled Maturity Date (including without limitation for each Interest Period during any Series 2008-1 Extension Period and for each Interest Period thereafter) the sum of (i) the Series 2008-1 Class A-2 Daily Contingent Interest Amounts for each day during such Interest Period, plus (ii) the amount of any Senior Notes Aggregate Contingent Additional Interest Shortfall Amount with respect to the Series 2008-1 Class A-2 Notes for such Interest Period.  For purposes of the Indenture, the “Series 2008-1 Class A-2 Contingent Additional Interest” shall be deemed to constitute the “Senior Notes Contingent Additional Interest Amount.”

“Series 2008-1 Class A-2 Contingent Additional Interest Rate” means for any day during a Series 2008-1 Extension Period, 2.00% per annum.

“Series 2008-1 Class A-2 Daily Commitment Fee Amounts” means with respect to the Series 2008-1 Class A-2 Notes for any day during any Interest Period

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occurring during the Commitment Term, the quotient of (a) the product of (x) the Series 2008-1 Class A-2 Commitment Fee Rate, if any, multiplied by (y) an amount equal to the related Class A-2 Investor Group’s Class A-2 Commitment Percentage multiplied by the excess, on each day, of (1) the Series 2008-1 Class A-2 Maximum Principal Amount over (2) the Series 2008-1 Class A-2 Outstanding Principal Amount as of the close of business on such day divided by (b) 360.

“Series 2008-1 Class A-2 Daily Contingent Interest Amount” means with respect to the Series 2008-1 Class A-2 Notes for any day during any Interest Period occurring during any Series 2008-1 Extension Period, the sum of (i) with respect to any Class A-2 CP Advance outstanding on such day, the result of (a) the product of (x) the Series 2008-1 Class A-2 Contingent Additional Interest Rate multiplied by (y) the Series 2008-1 Class A-2 Outstanding Principal Amount (excluding any Class A-2 Base Rate Advances included therein) as of the close of business on such day divided by (b) 360 and (ii) with respect to any Class A-2 Base Rate Advance outstanding on such day, the result of (a) the product of (x) the Series 2008-1 Class A-2 Contingent Additional Interest Rate and (y) any Class A-2 Base Rate Advances included in the Series 2008-1 Class A-2 Outstanding Principal Amount as of the close of business on such day divided by (b) 365 or 366, as applicable.

“Series 2008-1 Class A-2 Daily Interest Amount” means with respect to the Series 2008-1 Class A-2 Notes for any day during any Interest Period, the sum of (i) with respect to any Class A-2 CP Advance outstanding on such day, the result of (a) the product of (x) the CP Rate in effect for such day and (y) the principal amount of such Class A-2 CP Advance outstanding as of the close of business on such day, divided by (b) 360, (ii) with respect to any Class A-2 Base Rate Advance outstanding on such day, the result of (a) the product of (x) the Base Rate in effect for such day and (y) the principal amount of Class A-2 Base Rate Advance outstanding as of the close of business on such day divided by (b) 365 or 366, as applicable and (iii) with respect to any Class A-2 Eurodollar Advance outstanding on such day, the result of (a) the product of (x) the Eurodollar Rate in effect for such Interest Period and (y) the principal amount of such Class A-2 Eurodollar Advance outstanding as of the close of business on such day divided by (b) 360.

“Series 2008-1 Class A-2 Decrease” means a Series 2008-1 Class A-2 Required Amortization or a Series 2008-1 Class A-2 Voluntary Decrease, as applicable.

“Series 2008-1 Class A-2 Excess Principal Event” shall be deemed to have occurred if, on any Payment Date, the Series 2008-1 Class A-2 Outstanding Principal Amount exceeds the Series 2008-1 Class A-2 Note Maximum Aggregate Advanced Amount on such Payment Date.

“Series 2008-1 Class A-2 Increase” shall have the meaning set forth in Section 2.1(a) of the Series 2008-1 Supplement.

“Series 2008-1 Class A-2 Increased Capital Costs” shall have the meaning set forth in Section 3.07 of the Series 2008-1 Class A-2 Note Purchase Agreement.

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“Series 2008-1 Class A-2 Increased Costs” with respect to the Series 2008-1 Class A-2 Notes, shall have the meaning set forth in Section 3.05 of the Series 2008-1 Class A-2 Note Purchase Agreement.

“Series 2008-1 Class A-2 Increased Tax Costs” shall have the meaning set forth in Section 3.08 of the Series 2008-1 Class A-2 Note Purchase Agreement.

“Series 2008-1 Class A-2 Interest” shall have the meaning set forth in Section 3.5(a) of the Series 2008-1 Supplement.

“Series 2008-1 Class A-2 Investor” means any one of the Series 2008-1 Class A-2 Conduit Investors and the Series 2008-1 Class A-2 Committed Note Purchasers and “Series 2008-1 Class A-2 Investors” means the Series 2008-1 Class A-2 Conduit Investors and the Series 2008-1 Class A-2 Committed Note Purchasers collectively.

“Series 2008-1 Class A-2 Lenders” means the purchasers of the Series 2008-1 Class A-2 Notes as lenders under the Series 2008-1 Class A-2 Note Purchase Agreement.

“Series 2008-1 Class A-2 Maximum Principal Amount” means $30,000,000, as such amount may be reduced pursuant to Section 2.05 of the Series 2008-1 Class A-3 Note Purchase Agreement.

“Series 2008-1 Class A-2 Note Administrative Agent” shall have the meaning set forth in the preamble to the Series 2008-1 Class A-2 Note Purchase Agreement.  For purposes of the Base Indenture, the “Series 2008-1 Class A-2 Note Administrative Agent” shall be deemed to be a “Class A-2 Note Administrative Agent.”

“Series 2008-1 Class A-2 Note Administrative Agent Fees” shall have the meaning set forth in Section 3.02(a) of the Series 2008-1 Class A-2 Note Purchase Agreement.

“Series 2008-1 Class A-2 Note Administrative Expenses” means, for any Payment Date, Series 2008-1 Class A-2 Note Administrative Agent Fees and Class A-2 Amendment Expenses then due and payable and not previously paid. For purposes of the Base Indenture, the “Series 2008-1 Class A-2 Note Administrative Expenses” shall be deemed to be “Class A-2 Note Administrative Expenses.”

“Series 2008-1 Class A-2 Note Interest Rate” means, for any day, (a) with respect to that portion of the Series 2008-1 Class A-2 Outstanding Principal Amount resulting from Series 2008-1 Class A-2 Advances that bear interest on such day at the CP Rate in accordance with Section 3.01 of the Series 2008-1 Class A-2 Note Purchase Agreement, the CP Rate in effect for such day; (b) with respect to that portion of the Series 2008-1 Class A-2 Outstanding Principal Amount resulting from Series 2008-1 Class A-2 Advances that bear interest on such day at the Eurodollar Rate in accordance with Section 3.01 of the Series 2008-1 Class A-2 Note Purchase Agreement, the

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Eurodollar Rate in effect for the Eurodollar Interest Period that includes such day; (c) with respect to that portion of the Series 2008-1 Class A-2 Outstanding Principal Amount resulting from Series 2008-1 Class A-2 Advances that bear interest on such day at the Base Rate in accordance with Section 3.01 of the Series 2008-1 Class A-2 Note Purchase Agreement, the Base Rate in effect for such day; and (d) with respect to any other amounts that any Related Document provides is to bear interest by reference to the Series 2008-1 Class A-2 Note Interest Rate, the Base Rate in effect for such day; in each case, computed on the basis of a year of 360 (or, in the case of the Base Rate, 365 or 366, as applicable) days and the actual number of days elapsed; provided, however, that the Series 2008-1 Class A-2 Note Interest Rate will in no event be higher than the maximum rate permitted by applicable law.

“Series 2008-1 Class A-2 Note Maximum Aggregate Advanced Amount” shall equal, as of any Payment Date, the lesser of (a) the Series 2008-1 Class A-2 Aggregate Borrowing Base Amount and (b) whichever of the following is applicable: (i) if the Pro Forma DSCR on such Payment Date is less than 2.35 times but greater than or equal to 2.10 times, $10,000,000, (ii) if the Pro Forma DSCR on such Payment Date is less than 2.45 times but greater than or equal to 2.35 times, $20,000,000, and (iii) if the Pro Forma DSCR on such Payment Date is greater than or equal to 2.45 times, $30,000,000.

“Series 2008-1 Class A-2 Note Purchase Agreement” means the Purchase Agreement, dated as of May 28, 2008 by and among the Co-Issuers, the Master Manager, the Transaction Manager, certain Series 2008-1 Class A-2 Conduit Investors, the Series 2008-1 Class A-2 Committed Note Purchasers, certain Funding Agents and the Series 2008-1 Class A-2 Note Administrative Agent, as amended, supplemented or otherwise modified from time to time.

“Series 2008-1 Class A-2 Noteholder” means the Person in whose name a Series 2008-1 Class A-2 Note is registered in the Note Register.

“Series 2008-1 Class A-2 Notes” shall have the meaning set forth in “Designation” in the Series 2008-1 Supplement.

“Series 2008-1 Class A-2 Other Amounts” means for any Payment Date, the aggregate amount of any Series 2008-1 Class A-2 Breakage Amount, Class A-2 Indemnities, Series 2008-1 Class A-2 Increased Capital Costs, Series 2008-1 Class A-2 Increased Costs, Series 2008-1 Class A-2 Increased Tax Costs, Other Class A-2 Transaction Expenses and any other accrued and unpaid amounts due under the Series 2008-1 Class A-2 Note Purchase Agreement then due and payable.

“Series 2008-1 Class A-2 Outstanding Principal Amount” means, when used with respect to any date, an amount equal to (a) the aggregate amount of all Series 2008-1 Class A-2 Increases in the Series 2008-1 Class A-2 Outstanding Principal Amount pursuant to Section 2.1 of the Series 2008-1 Supplement resulting from Series 2008-1 Class A-2 Advances made on or prior to such date and after the Series 2008-1 Closing Date, minus (b) the amount of principal payments (whether pursuant to a Series

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2008-1 Class A-2 Decrease, a prepayment, a redemption or otherwise) made on the Series 2008-1 Class A-2 Notes on or prior to such date; provided that, at no time may the Series 2008-1 Class A-2 Outstanding Principal Amount exceed the Series 2008-1 Class A-2 Note Maximum Aggregate Advance Amount.  For purposes of the Base Indenture, the “Series 2008-1 Class A-2 Outstanding Principal Amount” shall be deemed to be an “Outstanding Principal Amount.”

“Series 2008-1 Class A-2 Required Amortization” shall have the meaning set forth in Section 2.2(a)(i) of the Series 2008-1 Supplement.

“Series 2008-1 Class A-2 Required Amortization Amounts” shall have the meaning set forth in Section 2.2(a)(i) of the Series 2008-1 Supplement.

“Series 2008-1 Class A-2 Senior Note Commitment Fee Amount” means as of any Determination Date for any Interest Period, an amount equal to the aggregate of the Series 2008-1 Class A-2 Daily Commitment Fee Amounts for each day in such Interest Period. For purposes of the Indenture, the “Series 2008-1 Class A-2 Senior Note Commitment Fee Amount” shall be deemed to be “Class A-2 Senior Note Commitment Fee Amount.”

“Series 2008-1 Class A-2 VFN Fee Letter” means the Fee Letter related to the Series 2008-1 Class A-2 Notes, dated as of the Series 2008-1 Closing Date, by and among the Co-Issuers, the related Funding Agents and the Series 2008-1 Class A-2 Note Administrative Agent, as the same may be amended, supplemented or otherwise modified from time to time pursuant to the terms thereof.  For purposes of the Base Indenture, the “Series 2008-1 Class A-2 VFN Fee Letter” shall be deemed to be a “VFN Fee Letter.”

“Series 2008-1 Class A-2 Voluntary Decrease” shall have the meaning set forth in Section 2.2(b)(i) of the Series 2008-1 Supplement.

“Series 2008-1 Class A-2 Voluntary Decrease Request”  shall have the meaning set forth in Section 2.02(f) of the Series 2008-1 Class A-2 Note Purchase Agreement.

“Series 2008-1 Class A-3 Advance” shall have the meaning set forth in the recitals to the Series 2008-1 Class A-3 Note Purchase Agreement.

“Series 2008-1 Class A-3 Advance Request” shall have the meaning set forth in Section 7.03(d) of the Series 2008-1 Class A-3 Note Purchase Agreement.

“Series 2008-1 Class A-3 Breakage Amount” shall have the meaning set forth in Section 3.06 of the Series 2008-1 Class A-3 Note Purchase Agreement.

“Series 2008-1 Class A-3 Commitment Amount” means, as to each Series 2008-1 Class A-3 Committed Note Purchaser, the amount set forth on Schedule I to the Series 2008-1 Class A-3 Note Purchase Agreement opposite such Series 2008-1 Class A-3 Committed Note Purchaser’s name as its Series 2008-1 Class A-3

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Commitment Amount or, in the case of a Series 2008-1 Class A-3 Committed Note Purchaser that becomes a party to the Series 2008-1 Class A-3 Note Purchase Agreement pursuant to a related Assignment and Assumption Agreement or Class A-3 Investor Group Supplement, the amount set forth therein as such Series 2008-1 Class A-3 Committed Note Purchaser’s Series 2008-1 Class A-3 Commitment Amount, in each case, as such amount may be (i) reduced pursuant to Section 2.05 of the Series 2008-1 Class A-3 Note Purchase Agreement, or (ii) increased or reduced by any related Assignment and Assumption Agreement or Class A-3 Investor Group Supplement entered into by such Series 2008-1 Class A-3 Committed Note Purchaser in accordance with the terms of the Series 2008-1 Class A-3 Note Purchase Agreement as the case may be.

“Series 2008-1 Class A-3 Commitment Fee Rate” has the meaning set forth in the Series 2008-1 Class A-3 VFN Fee Letter.

“Series 2008-1 Class A-3 Commitments” means the obligation of each Series 2008-1 Class A-3 Committed Note Purchaser included in each Class A-3 Investor Group to fund Series 2008-1 Class A-3 Advances pursuant to Section 2.02(a) of the Series 2008-1 Class A-3 Note Purchase Agreement.

“Series 2008-1 Class A-3 Committed Note Purchaser” shall have the meaning set forth in the preamble to the Series 2008-1 Class A-3 Note Purchase Agreement.

“Series 2008-1 Class A-3 Conduit Investors” shall have the meaning set forth in the preamble to the Series 2008-1 Class A-3 Note Purchase Agreement.

“Series 2008-1 Class A-3 Contingent Additional Interest” means as of any Determination Date, for each Interest Period following the Series 2008-1 Scheduled Maturity Date (including without limitation for each Interest Period during any Series 2008-1 Extension Period and for each Interest Period thereafter) the sum of (i) the Series 2008-1 Class A-3 Daily Contingent Interest Amounts for each day during such Interest Period, plus (ii) the amount of any Senior Notes Aggregate Contingent Additional Interest Shortfall Amount with respect to the Series 2008-1 Class A-3 Notes for such Interest Period.  For purposes of the Indenture, the “Series 2008-1 Class A-3 Contingent Interest” shall be deemed to constitute the “Senior Note Contingent Additional Interest Amount.”

“Series 2008-1 Class A-3 Contingent Additional Interest Rate” means for any day during a Series 2008-1 Extension Period, 2.00% per annum.

“Series 2008-1 Class A-3 Daily Commitment Fee Amounts” means with respect to the Series 2008-1 Class A-3 Notes for any day during any Interest Period occurring during the Commitment Term, the quotient of (a) the product of (x) the Series 2008-1 Class A-3 Commitment Fee Rate, if any, multiplied by (y) an amount equal to the related Class A-3 Investor Group’s Class A-3 Commitment Percentage multiplied by the excess, on each day, of (1) the Series 2008-1 Class A-3 Maximum Principal Amount over

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(2) the Series 2008-1 Class A-3 Outstanding Principal Amount as of the close of business on such day divided by (b) 360.

“Series 2008-1 Class A-3 Daily Contingent Interest Amount” means with respect to the Series 2008-1 Class A-3 Notes for any day during any Interest Period occurring during any Series 2008-1 Extension Period, the sum of (i) with respect to any Class A-3 CP Advance outstanding on such day, the quotient of (a) the product of (x) the Series 2008-1 Class A-3 Contingent Additional Interest Rate multiplied by (y) the Series 2008-1 Class A-3 Outstanding Principal Amount (excluding any Class A-3 Base Rate Advances included therein) as of the close of business on such day divided by (b) 360 and (ii) with respect to any Class A-3 Base Rate Advance outstanding on such day, the quotient of (a) the product of (x) the Series 2008-1 Class A-3 Contingent Additional Interest Rate and (y) any Class A-3 Base Rate Advances included in the Series 2008-1 Class A-3 Outstanding Principal Amount as of the close of business on such day divided by (b) 365 or 366, as applicable.

“Series 2008-1 Class A-3 Daily Interest Amount” means with respect to the Series 2008-1 Class A-3 Notes for any day during any Interest Period, the sum of (i) with respect to any Class A-3 CP Advance outstanding on such day, the quotient of (a) the product of (x) the CP Rate in effect for such day and (y) the principal amount of such Class A-3 CP Advance outstanding as of the close of business on such day divided by (b) 360, (ii) with respect to any Class A-3 Base Rate Advance outstanding on such day, the quotient of (a) the product of (x) the Base Rate in effect for such day and (y) the principal amount of Class A-3 Base Rate Advance outstanding as of the close of business on such day divided by (b) 365 or 366, as applicable and (iii) with respect to any Class A-3 Eurodollar Advance outstanding on such day, the quotient of (a) the product of (x) the Eurodollar Rate in effect for such Interest Period and (y) the principal amount of such Class A-3 Eurodollar Advance outstanding as of the close of business on such day divided by (b) 360.

“Series 2008-1 Class A-3 Decrease” means a Series 2008-1 Class A-3 Required Amortization or a Series 2008-1 Class A-3 Voluntary Decrease, as applicable.

“Series 2008-1 Class A-3 Excess Principal Event” shall be deemed to have occurred if, on any Payment Date, the Series 2008-1 Class A-3 Outstanding Principal Amount exceeds the Series 2008-1 Class A-3 Maximum Principal Amount on such Payment Date.

“Series 2008-1 Class A-3 Increase” shall have the meaning set forth in Section 2.1(b) of the Series 2008-1 Supplement.

“Series 2008-1 Class A-3 Increased Capital Costs” shall have the meaning set forth in Section 3.07 of the Series 2008-1 Class A-3 Note Purchase Agreement.

“Series 2008-1 Class A-3 Increased Costs” with respect to the Series 2008-1 Class A-3 Notes, shall have the meaning set forth in Section 3.05 of the Series 2008-1 Class A-3 Note Purchase Agreement.

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“Series 2008-1 Class A-3 Increased Tax Costs” shall have the meaning set forth in Section 3.08 of the Series 2008-1 Class A-3 Note Purchase Agreement.

“Series 2008-1 Class A-3 Interest” shall have the meaning set forth in Section 3.6(a) of the Series 2008-1 Supplement.

“Series 2008-1 Class A-3 Investor” means any one of the Series 2008-1 Class A-3 Conduit Investors and the Series 2008-1 Class A-3 Committed Note Purchasers and “Series 2008-1 Class A-3 Investors” means the Series 2008-1 Class A-3 Conduit Investors and the Series 2008-1 Class A-3 Committed Note Purchasers collectively.

“Series 2008-1 Class A-3 Lenders” means the purchasers of the Series 2008-1 Class A-3 Notes as lenders under the Series 2008-1 Class A-3 Note Purchase Agreement.

“Series 2008-1 Class A-3 Maximum Principal Amount” means $20,000,000, as such amount may be reduced pursuant to Section 2.05 of the Series 2008-1 Class A-3 Note Purchase Agreement.

“Series 2008-1 Class A-3 Note Administrative Agent” shall have the meaning set forth in the preamble to the Series 2008-1 Class A-3 Note Purchase Agreement.  For purposes of the Base Indenture, the “Series 2008-1 Class A-3 Note Administrative Agent” shall be deemed to be a “Class A-3 Note Administrative Agent.”

“Series 2008-1 Class A-3 Note Administrative Agent Fees” shall have the meaning set forth in Section 3.02(a) of the Series 2008-1 Class A-3 Note Purchase Agreement.

“Series 2008-1 Class A-3 Note Administrative Expenses” means, for any Payment Date, Series 2008-1 Class A-3 Note Administrative Agent Fees and Class A-3 Amendment Expenses then due and payable and not previously paid. For purposes of the Base Indenture, the “Series 2008-1 Class A-3 Note Administrative Expenses” shall be deemed to be “Class A-3 Note Administrative Expenses.”

“Series 2008-1 Class A-3 Note Interest Rate” means, for any day, (a) with respect to that portion of the Series 2008-1 Class A-3 Outstanding Principal Amount resulting from Series 2008-1 Class A-3 Advances that bear interest on such day at the CP Rate in accordance with Section 3.01 of the Series 2008-1 Class A-3 Note Purchase Agreement, the CP Rate in effect for such day; (b) with respect to that portion of the Series 2008-1 Class A-3 Outstanding Principal Amount resulting from Series 2008-1 Class A-3 Advances that bear interest on such day at the Eurodollar Rate in accordance with Section 3.01 of the Series 2008-1 Class A-3 Note Purchase Agreement, the Eurodollar Rate in effect for the Eurodollar Interest Period that includes such day; (c) with respect to that portion of the Series 2008-1 Class A-3 Outstanding Principal Amount resulting from Series 2008-1 Class A-3 Advances that bear interest on such day at the Base Rate in accordance with Section 3.01 of the Series 2008-1 Class A-3 Note

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Purchase Agreement, the Base Rate in effect for such day; and (d) with respect to any other amounts that any Related Document provides is to bear interest by reference to the Series 2008-1 Class A-3 Note Interest Rate, the Base Rate in effect for such day; in each case, computed on the basis of a year of 360 (or, in the case of the Base Rate, 365 or 366, as applicable) days and the actual number of days elapsed; provided, however, that the Series 2008-1 Class A-3 Note Interest Rate will in no event be higher than the maximum rate permitted by applicable law.

“Series 2008-1 Class A-3 Note Purchase Agreement” means the Purchase Agreement, dated as of May 28, 2008 by and among the Co-Issuers, the Master Manager, the Transaction Manager, certain Series 2008-1 Class A-3 Conduit Investors, the Series 2008-1 Class A-3 Committed Note Purchasers, certain Funding Agents and the Series 2008-1 Class A-3 Note Administrative Agent, as amended, supplemented or otherwise modified from time to time.

“Series 2008-1 Class A-3 Noteholder” means the Person in whose name a Series 2008-1 Class A-3 Note is registered in the Note Register.

“Series 2008-1 Class A-3 Notes” shall have the meaning set forth in “Designation” in the Series 2008-1 Supplement.

“Series 2008-1 Class A-3 Other Amounts” means for any Payment Date, the aggregate amount of any Series 2008-1 Class A-3 Breakage Amount, Class A-3 Indemnities, Series 2008-1 Class A-3 Increased Capital Costs, Series 2008-1 Class A-3 Increased Costs, Series 2008-1 Class A-3 Increased Tax Costs, Other Class A-3 Transaction Expenses and any other accrued and unpaid amounts due under the Series 2008-1 Class A-3 Note Purchase Agreement then due and payable.

“Series 2008-1 Class A-3 Outstanding Principal Amount” means, when used with respect to any date, an amount equal to (a) the aggregate amount of all Series 2008-1 Class A-3 Increases in the Series 2008-1 Class A-3 Outstanding Principal Amount pursuant to Section 2.1 of the Series 2008-1 Supplement resulting from Series 2008-1 Class A-3 Advances made on or prior to such date and after the Series 2008-1 Closing Date, minus (b) the amount of principal payments (whether pursuant to a Series 2008-1 Class A-3 Decrease, a prepayment, a redemption or otherwise) made on the Series 2008-1 Class A-3 Notes on or prior to such date; provided that, at no time may the Series 2008-1 Class A-3 Outstanding Principal Amount exceed the Series 2008-1 Class A-3 Note Maximum Aggregate Advance Amount.  For purposes of the Base Indenture, the “Series 2008-1 Class A-3 Outstanding Principal Amount” shall be deemed to be an “Outstanding Principal Amount.”

“Series 2008-1 Class A-3 Required Amortization” shall have the meaning set forth in Section 2.2(a)(ii) of the Series 2008-1 Supplement.

“Series 2008-1 Class A-3 Senior Note Commitment Fee Amount” means as of any Determination Date for any Interest Period, an amount equal to the aggregate of the Series 2008-1 Class A-3 Daily Commitment Fee Amounts for each day in such

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Interest Period.  For purposes of the Indenture, the “Series 2008-1 Class A-3 Senior Note Commitment Fee Amount” shall be deemed to be “Class A-3 Senior Note Commitment Fee Amount.”

“Series 2008-1 Class A-3 VFN Fee Letter” means the Fee Letter related to the Series 2008-1 Class A-3 Notes, dated as of the Series 2008-1 Closing Date, by and among the Co-Issuers, the related Funding Agents and the Series 2008-1 Class A-3 Note Administrative Agent, as the same may be amended, supplemented or otherwise modified from time to time pursuant to the terms thereof.  For purposes of the Base Indenture, the “Series 2008-1 Class A-3 VFN Fee Letter” shall be deemed to be a “VFN Fee Letter.”

“Series 2008-1 Class A-3 Voluntary Decrease” shall have the meaning set forth in Section 2.2(b)(ii) of the Series 2008-1 Supplement.

“Series 2008-1 Class A-3 Voluntary Decrease Request”  shall have the meaning set forth in Section 2.02(f) of the Series 2008-1 Class A-3 Note Purchase Agreement.

“Series 2008-1 Class B-1 Contingent Additional Interest” shall have the meaning set forth in Section 3.7(b) of the Series 2008-1 Supplement.

“Series 2008-1 Class B-1 Contingent Additional Interest Rate” shall have the meaning set forth in Section 3.7(b) of the Series 2008-1 Supplement.

“Series 2008-1 Class B-1 Global Notes” shall have the meaning set forth in the Section 4.4(c) of the Series 2008-1 Supplement.

“Series 2008-1 Class B-1 Initial Principal Amount” means the aggregate initial outstanding principal amount of the Series 2008-1 Class B-1 Notes, which is $75,000,000.

“Series 2008-1 Class B-1 Interest” shall have the meaning set forth in Section 3.7(a) of the Series 2008-1 Supplement.

“Series 2008-1 Class B-1 Note Interest Rate” shall have the meaning set forth in Section 3.7(a) of the Series 2008-1 Supplement.

“Series 2008-1 Class B-1 Note Make Whole Mandatory Prepayment Premium” means an amount equal to (x) Series 2008-1 Class B-1 Note Make Whole Mandatory Prepayment Rate, multiplied by (y) the Additional Subordinated Note Prepayment Amount (as defined in the Base Indenture).

“Series 2008-1 Class B-1 Note Make Whole Mandatory Prepayment Rate” means with respect to any prepayments of principal of the Series 2008-1 Class B-1 Notes pursuant to Sections 3.8(c)(i), 3.8(c)(ii), 3.8(c)(iii), 3.8(c)(iv) and 3.8(c)(v) of the Series 2008-1 Supplement on any date of determination, the excess, if any, of (A) the quotient of (x) the discounted present value as of the related Series 2008-1 Note Make Whole

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Premium Calculation Date of all future installments of interest on and principal of such Series 2008-1 Class B-1 Notes that the Co-Issuers would otherwise be required to pay with respect to US $1 of principal on such Series 2008-1 Class B-1 Notes from the date of such prepayment to and including the Series 2008-1 Scheduled Maturity Date, determined by discounting monthly at a discount rate equal to the applicable Treasury Rate, plus 50 basis points; divided by (y) US $1 over (B) 1.00.

“Series 2008-1 Class B-1 Note Make Whole Optional Prepayment Premium” means with respect to any prepayment of principal of the Series 2008-1 Class B-1 Notes pursuant to Section 3.8(e) of the Series 2008-1 Supplement on any date of determination, the excess, if any, of (x) the discounted present value as of the related Series 2008-1 Note Make Whole Premium Calculation Date of all future installments of interest on and principal of such Series 2008-1 Class B-1 Notes that the Co-Issuers would otherwise be required to pay on such Series 2008-1 Class B-1 Notes (or such portion thereof to be prepaid) from the date of such prepayment to and including the Series 2008-1 Scheduled Maturity Date assuming the entire unpaid principal amount (or such portion thereof to be prepaid) is required to be paid on the date of such prepayment, determined by discounting monthly at a discount rate equal to the applicable Treasury Rate, plus 50 basis points; over (y) the aggregate amount of the principal being so prepaid.

“Series 2008-1 Class B-1 Note Make Whole Premium” means (i) with respect to any optional prepayment of principal of the Series 2008-1 Class B-1 Notes pursuant to Section 3.8(e) of the Series 2008-1 Supplement, the Series 2008-1 Class B-1 Note Make Whole Optional Prepayment Premium, and (ii) with respect to all other prepayments of principal of the Series 2008-1 Class B-1 Notes pursuant to Sections 3.8(c)(i), 3.8(c)(ii), 3.8(c)(iii), 3.8(c)(iv) and 3.8(c)(v) of the Series 2008-1 Supplement, the Series 2008-1 Class B-1 Note Make Whole Mandatory Prepayment Premium.

“Series 2008-1 Class B-1 Noteholder” means the Person in whose name a Series 2008-1 Class B-1 Note is registered in the Note Register.

“Series 2008-1 Class B-1 Notes” shall have the meaning specified in “Designation” of the Series 2008-1 Supplement.

“Series 2008-1 Class B-1 Outstanding Principal Amount” means, when used with respect to any date, an amount equal to (a) the Series 2008-1 Class B-1 Initial Principal Amount, minus (b) the aggregate amount of principal payments (whether pursuant to a prepayment, a redemption or otherwise) made to Series 2008-1 Class B-1 Noteholders with respect to Series 2008-1 Class B-1 Notes on or prior to such date.  For purposes of the Base Indenture, the “Series 2008-1 Class B-1 Outstanding Principal Amount” shall be deemed to be an “Outstanding Principal Amount.”

“Series 2008-1 Class B-1 Stepped-Up Interest Rate” shall have the meaning specified in Section 3.7(b) of the Series 2008-1 Supplement.

“Series 2008-1 Closing Date” means May 28, 2008.

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“Series 2008-1 Extension Election Period” means (i) the period from the Series 2008-1 Scheduled Maturity Date to the Series 2008-1 First Extended Scheduled Maturity Date and (ii) the period from the Series 2008-1 First Extended Scheduled Maturity Date to the Series 2008-1 Second Extended Scheduled Maturity Date, as applicable.

“Series 2008-1 Extension Elections” shall have the meaning specified in Section 3.8(b)(ii) of the Series 2008-1 Supplement.

“Series 2008-1 Extension Periods” means, collectively, the Series 2008-1 First Extension Period and the Series 2008-1 Second Extension Period.  For purposes of the Base Indenture, each of the Series 2008-1 Extension Periods shall be deemed to be an “Extension Period.”

“Series 2008-1 Final Payment” means the payment of all accrued and unpaid interest on, and principal of, all Outstanding Series 2008-1 Notes, the payment of all fees and expenses and other amounts then due and payable under the Series 2008-1 Class A-2 Note Purchase Agreement and the Series 2008-1 Class A-3 Note Purchase Agreement and the termination in full of all Series 2008-1 Class A-2 Commitments and Series 2008-1 Class A-3 Commitments.

“Series 2008-1 Final Payment Date” means the date on which the Series 2008-1 Final Payment is made.

“Series 2008-1 First Extended Scheduled Maturity Date” shall have the meaning set forth in Section 3.8(b)(i) of the Series 2008-1 Supplement.

“Series 2008-1 First Extension Election” shall have the meaning set forth in Section 3.8(b)(i) of the Series 2008-1 Supplement.

“Series 2008-1 First Extension Period” means, if the Series 2008-1 First Extension Election has been made and become effective, the period from the Series 2008-1 Scheduled Maturity Date to the Series 2008-1 First Extended Scheduled Maturity Date.

“Series 2008-1 Legal Final Maturity Date” means the Payment Date occurring in June 2038.  For purposes of the Base Indenture, the “Series 2008-1 Legal Final Maturity Date” shall be deemed to be a “Series Legal Final Maturity Date.”

“Series 2008-1 Lenders” means the Series 2008-1 Class A-2 Lenders together with the Series 2008-1 Class A-3 Lenders.

“Series 2008-1 Note Make Whole Premium” means the Series 2008-1 Class A-1 Note Make Whole Premium or the Series 2008-1 Class B-1 Note Make Whole Premium, as applicable.

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“Series 2008-1 Note Make Whole Premium Calculation Date” shall have the meaning set forth in Section 3.8(f) of the Series 2008-1 Supplement.

“Series 2008-1 Note Owner” means, with respect to a Series 2008-1 Note that is a Book-Entry Note, the Person who is the beneficial owner of such Book-Entry Note, as reflected on the books of the Clearing Agency that holds such Book-Entry Note, or on the books of a Person maintaining an account with such Clearing Agency (directly or as an indirect participant, in accordance with the rules of such Clearing Agency).

“Series 2008-1 Noteholders” means, collectively, the Series 2008-1 Senior Noteholders and the Series 2008-1 Subordinated Noteholders.

“Series 2008-1 Noteholders’ Statement” means, with respect to the Series 2008-1 Notes, a statement substantially in the form of Exhibit D to the Series 2008-1 Supplement.

“Series 2008-1 Notes” means, collectively, the Series 2008-1 Senior Notes and the Series 2008-1 Subordinated Notes.

“Series 2008-1 Outstanding Principal Amount” means, with respect to any date, the sum of the Series 2008-1 Class A-1 Outstanding Principal Amount, plus the Series 2008-1 Class A-2 Outstanding Principal Amount, plus the Series 2008-1 Class A-3 Outstanding Principal Amount, plus the Series 2008-1 Class B-1 Outstanding Principal Amount.

“Series 2008-1 Prepayment” shall have the meaning set forth in Section 3.8(g) of the Series 2008-1 Supplement.

“Series 2008-1 Prepayment Amount” shall have the meaning set forth in Section 3.8(g) of the Series 2008-1 Supplement.

“Series 2008-1 Prepayment Date” shall have the meaning set forth in Section 3.8(g) of the Series 2008-1 Supplement.

“Series 2008-1 Scheduled Maturity Date” shall have the meaning set forth in Section 3.8(b) of the Series 2008-1 Supplement.

“Series 2008-1 Second Extended Scheduled Maturity Date” shall have the meaning set forth in Section 3.8(b)(ii)of the Series 2008-1 Supplement.

“Series 2008-1 Second Extension Election” shall have the meaning set forth in Section 3.8(b)(ii) of the Series 2008-1 Supplement.

“Series 2008-1 Second Extension Period” means, if the Series 2008-1 Second Extension Election has been made and become effective, the period from the Series 2008-1 First Extended Scheduled Maturity Date to the Series 2008-1 Second Extended Scheduled Maturity Date.

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“Series 2008-1 Senior Note Interest Amount” means collectively, the Series 2008-1 Class A-1 Interest, the Series 2008-1 Class A-2 Interest and the Series 2008-1 Class A-3 Interest. For purposes of the Base Indenture, the Series 2008-1 Senior Note Interest Amount shall be deemed to be the “Senior Note Interest Amount.”

“Series 2008-1 Senior Note Interest Reserve Account Required Amount” means:

(a)           with respect to any Payment Date on which (A) the Three-Month DSCR for such Payment Date and the two (2) immediately preceding Payment Dates is greater than or equal to 2.75 times and (B) no Event of Default or Early Amortization Event shall have occurred and be continuing, an amount equal to (x) the sum of (i) the Class A-1 Interest Reserve Amount as of such Payment Date, plus (ii) the Class A-2 Interest Reserve Amount as of such Payment Date, plus (iii) the Class A-3 Interest Reserve Amount as of such Payment Date, divided by (y) two (2);

(b)           with respect to any other Payment Date, an amount equal to the sum of (i) the Class A-1 Interest Reserve Amount as of such Payment Date, plus (ii) the Class A-2 Interest Reserve Amount as of such Payment Date, plus (iii) the Class A-3 Interest Reserve Amount as of such Payment Date; and

(c)           with respect to any Class A-3 Draw Date that is not a Payment Date, an amount equal to the sum of (i) the Class A-1 Interest Reserve Amount as of the immediately preceding Payment Date, plus (ii) the Class A-2 Interest Reserve Amount as of the immediately preceding Payment Date, plus (iii) the Class A-3 Interest Reserve Amount as of such Class A-3 Draw Date; provided that such amount shall be divided by two (2), if subclauses (A) and (B) of clause (a) of this definition are true as of the prior Payment Date.

“Series 2008-1 Senior Noteholders” means, collectively, the Series 2008-1 Class A-1 Noteholders, the Series 2008-1 Class A-2 Noteholders and the Series 2008-1 Class A-3 Noteholders.

“Series 2008-1 Senior Notes” means, collectively, the Series 2008-1 Class A-1 Notes, the Series 2008-1 Class A-2 Notes and the Series 2008-1 Class A-3 Notes.

“Series 2008-1 Subordinated Noteholders” means the Series 2008-1 Class B-1 Noteholders.

“Series 2008-1 Subordinated Notes” means the Series 2008-1 Class B-1 Notes.

“Series 2008-1 Supplement” means the Series 2008-1 Supplement, dated as of the Series 2008-1 Closing Date by and among the Co-Issuers and the Trustee, as amended, supplemented or otherwise modified from time to time.

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“Series 2008-1 Supplemental Definitions List” shall have the meaning set forth in Article I of the Series 2008-1 Supplement.

“Similar Law” means any federal, state, local, non-U.S. or other laws or regulations governing the investment of governmental plans, certain church plans, and foreign plans, not subject to ERISA or the provisions of Section 4975 of the Code, and the conduct of the fiduciaries of such plans.

“Specified Rating Agencies” means any of Standard & Poor’s, Moody’s or Fitch, as applicable.

“STAMP” has the meaning set forth in Section 4.6(a) of the Series 2008-1 Supplement.

“Treasury Rate” means with respect to any date, the yield to maturity (converted to a monthly equivalent rate) as of such date of a United States Treasury security (as compiled and published in the most recent Federal Reserve Statistical Release H.15 (519) that has become publicly available at least two Business Days prior to such date (or, if such statistical release is no longer published, any publicly available source of similar market data)) having a term nearly as nearly as possible equal to the Series 2008-1 Scheduled Maturity Date and determined, if necessary, by interpolating linearly between yields reported for various maturities if no maturity corresponds to the Series 2008-1 Scheduled Maturity Date.

“Trust Indenture Act”  means the United States Trust Indenture Act of 1939, as amended.

“U.S. Person” shall have the meaning set forth in Section 4.1(a) of the Series 2008-1 Supplement.

“U.S. Resident” shall have the meaning set forth in Section 4.1(a) of the Series 2008-1 Supplement.

“Unrestricted Class A-1 Global Notes” shall have the meaning set forth in Sections 4.1(c) of the Series 2008-1 Supplement.

“Unrestricted Class B-1 Global Notes” shall have the meaning set forth in Sections 4.4(c) of the Series 2008-1 Supplement.

“Unrestricted Global Notes” means, collectively, the Unrestricted Class A-1 Global Notes and the Unrestricted Class B-1 Global Notes.

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EXHIBIT A-1-1

FORM OF SERIES 2008-1 RESTRICTED RULE 144A CLASS A-1 GLOBAL NOTE

THIS FIXED RATE SERIES 2008-1 SENIOR NOTE, CLASS A-1 DUE 2038 (THIS “NOTE”) HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR WITH ANY SECURITIES REGULATORY AUTHORITY OF ANY STATE OR OTHER RELEVANT JURISDICTION, AND NONE OF NUCO2 FUNDING LLC, NUCO2 LLC, NUCO2 SUPPLY LLC AND NUCO2 IP LLC (THE “CO-ISSUERS”) HAS BEEN REGISTERED UNDER THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED (THE “1940 ACT”).  THIS NOTE OR ANY INTEREST HEREIN MAY BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY (A) IN THE UNITED STATES TO EITHER THE INITIAL PURCHASER OR A SUBSEQUENT TRANSFEREE WHO IS BOTH A “QUALIFIED INSTITUTIONAL BUYER” AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT (“RULE 144A”) AND A “QUALIFIED PURCHASER” (WITHIN THE MEANING OF THE 1940 ACT), ACTING FOR ITS OWN ACCOUNT OR ONE OR MORE ACCOUNTS WITH RESPECT TO WHICH SUCH INITIAL PURCHASER OR SUBSEQUENT TRANSFEREE EXERCISES SOLE INVESTMENT DISCRETION, EACH OF WHICH IS BOTH A QUALIFIED INSTITUTIONAL BUYER AND A QUALIFIED PURCHASER, AND NONE OF WHICH IS (1) A DEALER OF THE TYPE DESCRIBED IN PARAGRAPH (a)(1)(ii) OF RULE 144A UNLESS IT OWNS AND INVESTS ON A DISCRETIONARY BASIS NOT LESS THAN $25,000,000 IN SECURITIES OF ISSUERS THAT ARE NOT AFFILIATED TO IT, (2) A PARTICIPANT-DIRECTED EMPLOYEE PLAN, SUCH AS A 401(k) PLAN, OR ANY OTHER TYPE OF PLAN REFERRED TO IN PARAGRAPH (a)(1)(i)(D) OR (a)(1)(i)(E) OF RULE 144A, OR A TRUST FUND REFERRED TO IN PARAGRAPH (a)(1)(i)(F) OF RULE 144A THAT HOLDS THE ASSETS OF SUCH A PLAN, UNLESS INVESTMENT DECISIONS WITH RESPECT TO THE PLAN ARE MADE SOLELY BY THE FIDUCIARY, TRUSTEE OR SPONSOR OF SUCH PLAN, (3) FORMED OR CAPITALIZED FOR THE SPECIFIC PURPOSE OF INVESTING IN THE CO-ISSUERS (EXCEPT WHERE EACH BENEFICIAL OWNER IS A QUALIFIED PURCHASER), (4) A CORPORATION, PARTNERSHIP, COMMON TRUST FUND, SPECIAL TRUST, PENSION FUND OR RETIREMENT PLAN IN WHICH THE SHAREHOLDERS, EQUITY OWNERS, PARTNERS, BENEFICIARIES, BENEFICIAL OWNERS OR PARTICIPANTS, AS APPLICABLE, MAY DESIGNATE THE PARTICULAR INVESTMENTS TO BE MADE, (5) IF FORMED ON OR BEFORE APRIL 30, 1996, AN INVESTMENT COMPANY THAT RELIES ON THE EXCLUSION FROM THE DEFINITION OF “INVESTMENT COMPANY” PROVIDED BY SECTION 3(c)(7) OF THE 1940 ACT (OR A FOREIGN INVESTMENT COMPANY UNDER SECTION 7(d) THEREOF RELYING ON SECTION 3(c)(7) WITH RESPECT TO THOSE OF ITS HOLDERS THAT ARE U.S. PERSONS), UNLESS, WITH RESPECT TO ITS TREATMENT AS A QUALIFIED PURCHASER, IT HAS, IN THE MANNER REQUIRED BY SECTION 2(a)(51)(C) OF THE 1940 ACT AND THE RULES AND REGULATIONS THEREUNDER, RECEIVED THE CONSENT OF ITS BENEFICIAL OWNERS THAT ACQUIRED THEIR INTERESTS ON

OR BEFORE APRIL 30, 1996, (6) AN ENTITY THAT, IMMEDIATELY SUBSEQUENT TO ITS PURCHASE OR OTHER ACQUISITION OF A BENEFICIAL INTEREST IN THIS NOTE, WILL HAVE INVESTED MORE THAN 40% OF ITS ASSETS IN BENEFICIAL INTERESTS IN THIS NOTE AND/OR IN OTHER SECURITIES OF THE CO-ISSUERS (UNLESS ALL OF THE BENEFICIAL OWNERS OF SUCH ENTITY’S SECURITIES ARE QUALIFIED PURCHASERS) TO WHOM NOTICE IS GIVEN THAT THE RESALE, PLEDGE OR OTHER TRANSFER IS BEING MADE IN RELIANCE ON THE EXEMPTION FROM SECURITIES ACT REGISTRATION PROVIDED BY RULE 144A OR (7) (I) (i) AN EMPLOYEE BENEFIT PLAN DESCRIBED IN SECTION 3(3) OF ERISA BUT NOT SUBJECT TO ERISA OR AN ENTITY THE ASSETS OF WHICH CONSTITUTE ASSETS OF SUCH A PLAN, (ii) AN EMPLOYEE BENEFIT PLAN THAT IS SUBJECT TO TITLE I OF ERISA, (iii) A PLAN, INDIVIDUAL RETIREMENT ACCOUNT OR OTHER ARRANGEMENT SUBJECT TO SECTION 4975 OF THE CODE OR AN ENTITY WHOSE UNDERLYING ASSETS ARE CONSIDERED TO INCLUDE “PLAN ASSETS” OF ANY SUCH PLAN, ACCOUNT OR ARRANGEMENT UNDER U.S. DEPARTMENT OF LABOR REGULATIONS, AS MODIFIED (EACH, A “PLAN”), AND SUCH ENTITY IS NOT ACQUIRING OR HOLDING THIS NOTE FOR OR ON BEHALF OF OR WITH THE ASSETS OF ANY PLAN OR (II) A PURCHASER THAT IS UNABLE TO REPRESENT AND WARRANT THAT THE PURCHASE AND HOLDING OF THIS NOTE DOES NOT AND WILL NOT RESULT IN A NON-EXEMPT PROHIBITED TRANSACTION UNDER SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE (OR, IN THE CASE OF A GOVERNMENTAL OR OTHER PLAN, ANY APPLICABLE SIMILAR LAW), OR (B) OUTSIDE THE UNITED STATES TO THE INITIAL PURCHASER OR A SUBSEQUENT TRANSFEREE WHO IS A QUALIFIED PURCHASER AND NEITHER A “U.S. PERSON” AS DEFINED IN REGULATION S UNDER THE SECURITIES ACT (“REGULATION S”) NOR A “U.S. RESIDENT” AS DEFINED FOR PURPOSES OF THE 1940 ACT, ACTING FOR ITS OWN ACCOUNT OR ONE OR MORE ACCOUNTS WITH RESPECT TO WHICH SUCH INITIAL PURCHASER OR SUBSEQUENT TRANSFEREE EXERCISES SOLE INVESTMENT DISCRETION, EACH OF WHICH IS A QUALIFIED PURCHASER, AND NONE OF WHICH ARE A U.S. PERSON OR A U.S. RESIDENT, IN OFFSHORE TRANSACTIONS IN RELIANCE ON REGULATION S, AND, IN EACH CASE, IN COMPLIANCE WITH THE CERTIFICATIONS AND OTHER REQUIREMENTS SPECIFIED IN THE INDENTURE REFERRED TO HEREIN AND ANY APPLICABLE SECURITIES LAWS OF ANY STATE OR THE UNITED STATES AND ANY OTHER RELEVANT JURISDICTION. THE INITIAL PURCHASER AND EACH SUBSEQUENT TRANSFEREE TAKING DELIVERY OF THIS NOTE OR AN INTEREST IN THIS NOTE WILL MAKE THE APPLICABLE REPRESENTATIONS AND AGREEMENTS REFERRED TO IN THE INDENTURE.  THE INITIAL PURCHASER AND EACH SUBSEQUENT TRANSFEREE TAKING DELIVERY OF THIS NOTE OR AN INTEREST IN THIS NOTE IN THE FORM OF AN INTEREST IN A RESTRICTED REGULATION S CLASS A-1 GLOBAL NOTE OR A RESTRICTED RULE 144A CLASS A-1 GLOBAL NOTE WILL BE REQUIRED TO DELIVER A TRANSFER CERTIFICATE IN THE FORM REQUIRED BY THE INDENTURE AND WILL BE DEEMED OR REQUIRED TO MAKE THE APPLICABLE REPRESENTATIONS AND AGREEMENTS REFERRED TO IN THE INDENTURE.

2

THE CO-ISSUERS MAY REQUIRE ANY HOLDER OF THIS NOTE WHO IS DETERMINED NOT TO HAVE BEEN (I) IF THIS NOTE IS ACQUIRED IN THE UNITED STATES, BOTH A QUALIFIED INSTITUTIONAL BUYER AND A QUALIFIED PURCHASER OR (II) IF THIS NOTE WAS ACQUIRED OUTSIDE OF THE UNITED STATES, BOTH A QUALIFIED PURCHASER AND NEITHER A U.S. PERSON NOR A U.S. RESIDENT AT THE TIME OF ACQUISITION OF THIS NOTE TO SELL THIS NOTE TO A PERSON WHO IS (A) BOTH A QUALIFIED INSTITUTIONAL BUYER AND A QUALIFIED PURCHASER IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, OR (B) A QUALIFIED PURCHASER AND NEITHER A U.S. PERSON NOR A U.S. RESIDENT IN A TRANSACTION MEETING THE REQUIREMENTS OF REGULATION S.

ANY TRANSFER OF THIS NOTE IN VIOLATION OF THE FOREGOING WILL BE OF NO FORCE AND EFFECT AND WILL BE VOID AB INITIO AND WILL NOT OPERATE TO TRANSFER ANY RIGHTS TO THE INITIAL PURCHASER OR SUBSEQUENT TRANSFEREE, NOTWITHSTANDING ANY INSTRUCTIONS TO THE CONTRARY TO THE CO-ISSUERS, THE TRUSTEE OR ANY INTERMEDIARY.

[THIS NOTE HAS BEEN ISSUED WITH ORIGINAL ISSUE DISCOUNT (“OID”) FOR UNITED STATES FEDERAL INCOME TAX PURPOSES.  THE ISSUE PRICE, AMOUNT OF OID, ISSUE DATE AND YIELD TO MATURITY OF THIS NOTE MAY BE OBTAINED BY WRITING TO THE MASTER MANAGER AT ITS ADDRESS SET FORTH IN THE INDENTURE.](1)

THIS NOTE IS A GLOBAL NOTE WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF THE DEPOSITORY TRUST COMPANY (“DTC”), A NEW YORK CORPORATION, 55 WATER STREET, NEW YORK, NEW YORK 10004, OR A NOMINEE THEREOF.  THIS NOTE MAY NOT BE EXCHANGED IN WHOLE OR IN PART FOR A SECURITY REGISTERED, AND NO TRANSFER OF THIS NOTE IN WHOLE OR IN PART MAY BE REGISTERED, IN THE NAME OF ANY PERSON OTHER THAN DTC OR A NOMINEE THEREOF, EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE.  UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF DTC TO THE CO-ISSUERS OR THE REGISTRAR, AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC, AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC, ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL BECAUSE THE REGISTERED OWNER, CEDE & CO., HAS AN INTEREST HEREIN.

(1) Insert as applicable.

3

SERIES 2008-1 RESTRICTED RULE 144A
CLASS A-1 GLOBAL NOTE

No. [ ]	$[ ]

SEE REVERSE FOR CERTAIN CONDITIONS

CUSIP Number: 67035U AA9

ISIN Number: US67035UAA97

NUCO2 FUNDING LLC

NUCO2 LLC

NUCO2 SUPPLY LLC

NUCO2 IP LLC

[  ]% FIXED RATE SERIES 2008-1 SENIOR NOTE, CLASS A-1

NUCO2 FUNDING LLC, a limited liability company formed under the laws of the State of Delaware, NUCO2 LLC, a limited liability company formed under the laws of the State of Delaware, NUCO2 SUPPLY LLC, a limited liability company formed under the laws of the State of Delaware, and NUCO2 IP LLC, a limited liability company formed under the laws of the State of Delaware (herein referred to, collectively, as the “Co-Issuers”), for value received, hereby jointly and severally promise to pay to CEDE & CO. or registered assigns, the principal sum of [                              ] ($[                    ]) as provided below and in the Indenture (defined on reverse).  Payments of principal shall be payable in the amounts and at the times set forth in the Indenture; provided, however, that the entire unpaid principal amount of this Note shall be due on the Payment Date (as defined below) occurring in June 2038 (the “Series 2008-1 Legal Final Maturity Date”). The Co-Issuers shall pay interest on this Fixed Rate Series 2008-1 Senior Note, Class A-1 (this “Note”), at the Series 2008-1 Class A-1 Note Interest Rate, as such rate may be adjusted in accordance with the terms of the Indenture, for each Interest Period in accordance with the terms of the Indenture. Such interest will be payable in arrears on the 25th day of each month or, if such day is not a Business Day, the next succeeding Business Day (each, a “Payment Date”), commencing on July 25, 2008.  Such amounts due on this Note will accrue for each Payment Date with respect to (i) initially, the period from and including the Series 2008-1 Closing Date to but excluding the Payment Date occurring in July 2008 (which shall be July 25, 2008) and (ii) thereafter, the period commencing on and including the immediately preceding Payment Date and ending on but excluding such Payment Date (each, an “Interest Period”), subject to the terms set forth in the Indenture. Such amounts due on this Note with respect to the Note (and interest on any defaulted payments of amounts due on this Note at the same rate or at such other rate specified in the Indenture) will be computed in accordance with the Indenture. In addition, under the circumstances set forth in the Indenture, the Co-Issuers shall also pay contingent additional interest on this Note in the form of the Series 2008-1 Class A-1 Contingent Additional Interest, which shall be computed and shall be payable in the amounts and at the times set forth in the Indenture.

4

The principal of and interest on this Note are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. All payments made by the Co-Issuers with respect to this Note shall be applied as provided in the Indenture.

This Note is subject to mandatory and optional principal prepayments, as set forth in the Indenture.

Interests in this Note are exchangeable or transferable in whole or in part for interests in a Restricted Regulation S Class A-1 Global Note or an Unrestricted Class A-1 Global Note; provided that such transfer or exchange complies with the applicable provisions of the Indenture relating to the transfer of the Notes. Interests in this Note in certain circumstances may also be exchangeable or transferable in whole but not in part for duly executed and issued registered Definitive Notes; provided that such transfer or exchange complies with Article II of the Base Indenture and Article IV of the Series 2008-1 Supplement.

Reference is made to the further provisions of this Note set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Note. Although a summary of certain provisions of the Indenture is set forth herein and on the reverse hereof and made a part hereof, this Note does not purport to summarize the Indenture and reference is made to the Indenture for information with respect to the interests, rights, benefits, obligations, proceeds and duties evidenced hereby and the rights, duties and obligations of the Co-Issuers and the Trustee. A copy of the Indenture may be requested from the Trustee by writing to the Trustee at: U.S. Bank National Association, EP-MN-WS3D, 60 Livingston Avenue, St. Paul, MN 55107, Attn: Structured Finance/NuCO2, Facsimile: (866) 831-7910.

Subject to the immediately following paragraph, the Co-Issuers hereby certify and declare that all acts, conditions and things required to be done and performed and to have happened prior to the creation of this Note and to constitute it as the valid obligation of the Co-Issuers, enforceable in accordance with its terms, have been done and performed and have happened in due compliance with all applicable laws and in accordance with the terms of the Indenture.

Unless the certificate of authentication hereon has been executed by the Trustee whose name appears below by manual or facsimile signature, this Note shall not be entitled to any benefit under the Indenture referred to on the reverse hereof, or be valid or obligatory for any purpose.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

5

IN WITNESS WHEREOF, each of the Co-Issuers has caused this Series 2008-1 Restricted Rule 144A Class A-1 Global Note to be duly executed by its respective duly authorized signatory or signatories, as applicable, as of the day and year written below.

Dated:     [                    ]

NuCO2 FUNDING LLC, as Co-Issuer

By:	NuCO2 Inc., its Member

By:
Name:
Title:

NuCO2 LLC, as Co-Issuer

By: NuCO2 Funding LLC, its Member

By: NuCO2 Inc., its Member

By:
Name:
Title:

NuCO2 IP LLC, as Co-Issuer

By: NuCO2 Funding LLC, its Member

By: NuCO2 Inc., its Member

By:
Name:
Title:

NuCO2 SUPPLY LLC, as Co-Issuer

By: NuCO2 Funding LLC, its Member

By: NuCO2 Inc., its Member

By:
Name:
Title:

6

CERTIFICATE OF AUTHENTICATION

This is one of the Series 2008-1 Notes issued under the within-mentioned Indenture.

U.S. BANK NATIONAL ASSOCIATION, not in its individual capacity but solely in its capacity as Trustee

By:
Name:
Title:

7

[REVERSE OF NOTE]

This Note is one of a duly authorized issue of Fixed Rate Series 2008-1 Senior Notes, Class A-1 of the Co-Issuers designated as their Fixed Rate Series 2008-1 Senior Notes, Class A-1 (herein called the “Series 2008-1 Notes”), all issued under (i) a Base Indenture, dated as of May 28, 2008 (such Base Indenture, as amended, supplemented or modified, is herein called the “Base Indenture”), by and among the Co-Issuers and U.S. Bank National Association, a national banking association, as trustee (in such capacity, the “Trustee”, which term includes any successor Trustee under the Base Indenture), administrative agent and as securities intermediary, and (ii) a Series 2008-1 Supplement to the Base Indenture, dated as of May 28, 2008 (such Series 2008-1 Supplement, as amended, supplemented or modified from time to time, is herein called the “Series 2008-1 Supplement”), among the Co-Issuers and the Trustee.  The Base Indenture, together with all Series Supplements, as amended, supplemented or otherwise modified from time to time by Supplements thereto in accordance with its terms are referred to herein as the “Indenture”.  The Series 2008-1 Notes are subject to all terms of the Indenture.  To the extent not defined herein, all capitalized terms used in this Note shall have the meanings assigned to them in or pursuant to the Indenture, as supplemented, modified or amended.

The Series 2008-1 Notes are and will be secured by the Collateral pledged as security therefor as provided in the Indenture and in the Pledge Agreement.

The Notes will be issued in minimum denominations of $100,000 and integral multiples of $ 1,000 in excess thereof.

As provided for in the Indenture, subject to certain specified conditions, the Series 2008-1 Notes may be prepaid, in whole but not in part, at the option of the Co-Issuers. In addition, the Series 2008-1 Notes are subject to mandatory principal prepayment provisions as provided for in the Indenture. With certain exceptions, the Co-Issuers will be obligated to pay the Series 2008-1 Note Make-Whole Premium relating to any Series 2008-1 Notes on any prepayment of principal of any Series 2008-1 Notes on or prior to the Series 2008-1 Prepayment Date as described in the Indenture. As described above, the entire unpaid principal amount of this Note shall be due and payable on the Series 2008-1 Legal Final Maturity Date. All payments of principal relating to any Class of Series 2008-1 Notes will be made pro rata to the Holders of such Class of Series 2008-1 Notes.

The Person in whose name this Note is registered at the close of business on any Record Date with respect to a Payment Date or any date on which payments are permitted to be made as provided for in the Indenture, shall be entitled to receive the principal, premium, if any, and interest payable on such date notwithstanding the cancellation of this Note upon any registration of transfer, exchange or substitution of this Note subsequent to such Record Date, subject to any exceptions provided for in the Indenture.

Interest and contingent additional interest, if any, will each accrue on the Series 2008-1 Notes at the rates set forth in the Indenture. The interest and contingent additional interest, if any, will be computed on the basis set forth in the Indenture. The amount of interest

8

payable on the Series 2008-1 Notes on each Payment Date will be calculated as set forth in the Indenture.

Payments of principal of and interest on this Note are subordinated to the payment of certain other amounts in accordance with the Priority of Payments in the Indenture.

If an Event of Default shall occur and be continuing, this Note may become or be declared due and payable in the manner and with the effect provided in the Indenture.

Amounts payable in respect of this Note shall be made by wire transfer in immediately available funds to an account maintained by the Noteholder or its nominee, subject to the terms of the Indenture and any exceptions therein.

Subject to the terms of the Indenture and any exceptions therein, this Note may not be transferred, in whole or in part, to any Person other than DTC or a nominee thereof, or to a successor Depository or to a nominee of a successor Depository, and no such transfer to any such other Person may be registered, in each case, except in the limited circumstances described in the Indenture; provided, however, that (i) any transfer of this Note that is issued in exchange for a Series 2008-1 Class A-1 Global Note or (ii) any transfer of a beneficial interest in a Series 2008-1 Class A-1 Global Note, in each case  effected in accordance with the provisions of the Indenture, shall not be prohibited.

As provided more fully in the Indenture, each Holder of Series 2008-1 Notes, by acceptance of a Series 2008-1 Note, covenants and agrees that by accepting the benefits of the Indenture that prior to the date that is one year and one day after the payment in full of all amounts due to all Noteholders, such Series 2008-1 Noteholder will not institute against, or join with any other Person in instituting against, any Securitization Entity any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings, under any federal or state bankruptcy or similar law; provided, however, that nothing herein shall constitute a waiver of any right to indemnification, reimbursement or other payment from the Securitization Entities pursuant to the Indenture or any other Related Document.

It is the intent of the Co-Issuers and each Holder of Series 2008-1 Notes that, under applicable tax law, the Series 2008-1 Notes will evidence indebtedness of the Co-Issuers or, if any of the Co-Issuers is disregarded as an entity separate from its owner, such owner, secured by the Collateral. Each Holder of Series 2008-1 Notes, by the acceptance of this Note, hereby agrees to treat this Note (or beneficial interests herein) for all purposes of federal, state, local and foreign income or franchise Taxes and any other Tax imposed on or measured by income, as indebtedness of the Co-Issuers or, if any Co-Issuer is disregarded as an entity separate from its owner, such owner.

The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Co-Issuers and the rights of the Holders of Series 2008-1 Notes under the Indenture at any time by the Co-Issuers with the consent of the Control Party and without the consent of any Holders of Series 2008-1 Notes. The Indenture also contains provisions permitting the Control Party to waive compliance by the Co-Issuers with certain provisions of the Indenture without the consent of any Holders of Series 2008-1 Notes. Any such consent or waiver of this Note (or any one or more predecessor

9

Notes) shall be conclusive and binding upon the Holder of this Note and all future Holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent or waiver is made upon this Note.

The term “Co-Issuer” as used in this Note includes any successor to the Co-Issuers under the Indenture.

The Series 2008-1 Notes are issuable only in registered form in denominations as provided in the Indenture, subject to certain limitations set forth therein.

THIS NOTE AND THE INDENTURE SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICTS OF LAW PRINCIPLES (OTHER THAN SECTIONS 5-1401 AND 5-1402 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK).

No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Co-Issuers, which is absolute and unconditional, to pay the principal of and interest and premium, if any, on this Note at the times, place and rate, and in the coin or currency herein prescribed.

To the extent that any Co-Issuer is or is deemed to be a guarantor or surety of another Co-Issuer under the Indenture, this Note or under any Related Document (in such capacity, a “Guarantor”), the liability of each Co-Issuer as a Guarantor under the Indenture, this Note or under any Related Document shall be irrevocable, absolute and unconditional irrespective of, and each Co-Issuer hereby irrevocably waives any defenses it may now have or hereafter acquire in any way relating to, any or all of the following: (a) any lack of validity or enforceability of any Related Document or any agreement or instrument relating thereto; (b) any change in the time, manner or place of payment of, or in any other term of, all or any of the Obligations of such other Co-Issuer (“Guaranteed Obligations”) or any other Obligations of any other Co-Issuer under or in respect of the Related Documents, or any other amendment or waiver of or any consent to departure from any Related Document, including, without limitation, any increase in the Guaranteed Obligations resulting from the extension of additional credit to any other Co-Issuer or any of its Subsidiaries or otherwise; (c) any taking, exchange, release or non-perfection of any Collateral or any other collateral, or any taking, release or amendment or waiver of, or consent to departure from, any other guaranty, for all or any of the Guaranteed Obligations; (d) any manner of application of Collateral or any other collateral, or proceeds thereof, to all or any of the Guaranteed Obligations, or any manner of sale or other disposition of any Collateral or any other collateral for all or any of the Guaranteed Obligations or any other Obligations of any other Co-Issuer under the Related Documents or any other assets of any other Co-Issuer or any of its Subsidiaries; (e) any change, restructuring or termination of the corporate structure or existence of any other Co-Issuer or any of its Subsidiaries; (f) any failure of any Secured Party to disclose to any Co-Issuer any information relating to the business, condition (financial or otherwise), operations, performance, properties or prospects of any other Co-Issuer now or hereafter known to such Secured Party (and any duty on the part of the Secured Parties to disclose such information is hereby waived); (g) the failure of any other Person to execute or deliver any Related

10

Document or any other guaranty or agreement or the release or reduction of liability of any Guarantor or other guarantor or surety with respect to the Guaranteed Obligations; or (h) any other circumstance (including, without limitation, any statute of limitations) or any existence of or reliance on any representation by any Secured Party that might otherwise constitute a defense available to, or a discharge of, any other Co-Issuer or any other guarantor or surety.

The provisions of the foregoing paragraph shall continue to be effective or be reinstated, as the case may be, if at any time any payment of any of the Guaranteed Obligations is rescinded or must otherwise be returned by any Secured Party or any other Person upon the insolvency, bankruptcy or reorganization of any Co-Issuer or otherwise, all as though such payment had not been made.

Each Co-Issuer in its capacity as a Guarantor (to the extent applicable) hereby unconditionally and irrevocably waives: (a) promptness, diligence, notice of acceptance, presentment, demand for performance, notice of nonperformance, default, acceleration, protest or dishonor and any other notice with respect to any of the Guaranteed Obligations and any requirement that any Secured Party protect, secure, perfect or insure any Lien or any property subject thereto or exhaust any right or take any action against any other Co-Issuer or any other Person or any Collateral; (b) any right to revoke this guaranty and acknowledges that this guaranty is continuing in nature and applies to all Guaranteed Obligations, whether existing now or in the future; (c) (x) any defense arising by reason of any claim or defense based upon an election of remedies by any Secured Party that in any manner impairs, reduces, releases or otherwise adversely affects the subrogation, reimbursement, exoneration, contribution or indemnification rights of such Guarantor or other rights of such Guarantor to proceed against any of the other Co-Issuers, any other guarantor or any other Person or any Collateral and (y) any defense based on any right of set-off or counterclaim against or in respect of the Obligations of such Guarantor pursuant to this Indenture and this Note; and (d) any duty on the part of any Secured Party to disclose to such Guarantor any matter, fact or thing relating to the business, condition (financial or otherwise), operations, performance, properties or prospects of any other Co-Issuer or any of its Subsidiaries now or hereafter known by such Secured Party.

Each Co-Issuer in its capacity as a Guarantor acknowledges that (x) the Trustee may, without notice to or demand upon such Guarantor and without affecting the liability of such Guarantor under the Related Documents, foreclose under any mortgage by nonjudicial sale, and each Guarantor hereby waives any defense to the recovery by the Trustee and the other Secured Parties against such Guarantor of any deficiency after such nonjudicial sale and any defense or benefits that may be afforded by applicable law and (y) it will receive substantial direct and indirect benefits from the financing arrangements contemplated by the Related Documents and that the waivers set forth in the foregoing three paragraphs are knowingly made in contemplation of such benefits.

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ASSIGNMENT

Social Security or taxpayer I.D. or other identifying number of assignee:

FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto

(name and address of assignee)

The within Note and all rights thereunder, and hereby irrevocably constitutes and appoints                               , attorney, to transfer said Note on the books kept for registration thereof, with full power of substitution in the premises.

Dated:
	By:	(2)

Signature Guaranteed:

(2) NOTE: The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within Note, without alteration, enlargement or any change whatsoever.

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SCHEDULE OF EXCHANGES IN RESTRICTED RULE 144A

CLASS A-1 GLOBAL NOTE

The initial principal balance of this Restricted Rule 144A Class A-1 Global Note is $[                  ].  The following exchanges of an interest in this Restricted Rule 144A Class A-1 Global Note for an interest in a corresponding Restricted Regulation S Class A-1 Global Note or Unrestricted Class A-1 Global Note have been made:

Date	Amount of Increase (or Decrease) in the Principal Amount of this Restricted Rule 144A Class A-1 Global Note	Remaining Principal Amount of this Restricted Rule 144A Class A-1 Global Note following the Increase or Decrease	Signature of Authorized Officer of Trustee of Registrar

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EXHIBIT A-1-2

FORM OF SERIES 2008-1 RESTRICTED REGULATION S CLASS A-1 GLOBAL NOTE

THIS FIXED RATE SERIES 2008-1 SENIOR NOTE, CLASS A-1 DUE 2038 (THIS “NOTE”) HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR WITH ANY SECURITIES REGULATORY AUTHORITY OF ANY STATE OR OTHER RELEVANT JURISDICTION, AND NONE OF NUCO2 FUNDING LLC, NUCO2 LLC, NUCO2 SUPPLY LLC AND NUCO2 IP LLC (THE “CO-ISSUERS”) HAS BEEN REGISTERED UNDER THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED (THE “1940 ACT”). THIS NOTE OR ANY INTEREST HEREIN MAY BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY (A) IN THE

1

UNITED STATES TO EITHER THE  INITIAL PURCHASER OR A SUBSEQUENT TRANSFEREE WHO IS BOTH A “QUALIFIED INSTITUTIONAL BUYER” AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT (“RULE 144A”) AND A “QUALIFIED PURCHASER” (WITHIN THE MEANING OF THE 1940 ACT), ACTING FOR ITS OWN ACCOUNT OR ONE OR MORE ACCOUNTS WITH RESPECT TO WHICH SUCH INITIAL PURCHASER OR SUBSEQUENT TRANSFEREE EXERCISES SOLE INVESTMENT DISCRETION, EACH OF WHICH IS BOTH A QUALIFIED INSTITUTIONAL BUYER AND A QUALIFIED PURCHASER, AND NONE OF WHICH IS (1) A DEALER OF THE TYPE DESCRIBED IN PARAGRAPH (a)(1)(ii) OF RULE 144A UNLESS IT OWNS AND INVESTS ON A DISCRETIONARY BASIS NOT LESS THAN $25,000,000 IN SECURITIES OF ISSUERS THAT ARE NOT AFFILIATED TO IT, (2) A PARTICIPANT-DIRECTED EMPLOYEE PLAN, SUCH AS A 401(k) PLAN, OR ANY OTHER TYPE OF PLAN REFERRED TO IN PARAGRAPH (a)(1)(i)(D) OR (a)(1)(i)(E) OF RULE 144A, OR A TRUST FUND REFERRED TO IN PARAGRAPH (a)(1)(i)(F) OF RULE 144A THAT HOLDS THE ASSETS OF SUCH A PLAN, UNLESS INVESTMENT DECISIONS WITH RESPECT TO THE PLAN ARE MADE SOLELY BY THE FIDUCIARY, TRUSTEE OR SPONSOR OF SUCH PLAN, (3) FORMED OR CAPITALIZED FOR THE SPECIFIC PURPOSE OF INVESTING IN THE CO-ISSUERS (EXCEPT WHERE EACH BENEFICIAL OWNER IS A QUALIFIED PURCHASER), (4) A CORPORATION, PARTNERSHIP, COMMON TRUST FUND, SPECIAL TRUST, PENSION FUND OR RETIREMENT PLAN IN WHICH THE SHAREHOLDERS, EQUITY OWNERS, PARTNERS, BENEFICIARIES, BENEFICIAL OWNERS OR PARTICIPANTS, AS APPLICABLE, MAY DESIGNATE THE PARTICULAR INVESTMENTS TO BE MADE, (5) IF FORMED ON OR BEFORE APRIL 30, 1996, AN INVESTMENT COMPANY THAT RELIES ON THE EXCLUSION FROM THE DEFINITION OF “INVESTMENT COMPANY” PROVIDED BY SECTION 3(c)(7) OF THE 1940 ACT (OR A FOREIGN INVESTMENT COMPANY UNDER SECTION 7(d) THEREOF RELYING ON SECTION 3(c)(7) WITH RESPECT TO THOSE OF ITS HOLDERS THAT ARE U.S. PERSONS), UNLESS, WITH RESPECT TO ITS TREATMENT AS A QUALIFIED PURCHASER, IT HAS, IN THE MANNER REQUIRED BY SECTION 2(a)(51)(C) OF THE 1940 ACT AND THE RULES AND REGULATIONS THEREUNDER, RECEIVED THE CONSENT OF ITS BENEFICIAL OWNERS THAT ACQUIRED THEIR INTERESTS ON OR BEFORE APRIL 30, 1996, (6) AN ENTITY THAT, IMMEDIATELY SUBSEQUENT TO ITS PURCHASE OR OTHER ACQUISITION OF A BENEFICIAL INTEREST IN THIS NOTE, WILL HAVE INVESTED MORE THAN 40% OF ITS ASSETS IN BENEFICIAL INTERESTS IN THIS NOTE AND/OR IN OTHER SECURITIES OF THE CO-ISSUERS (UNLESS ALL OF THE BENEFICIAL OWNERS OF SUCH ENTITY’S SECURITIES ARE QUALIFIED PURCHASERS) TO WHOM NOTICE IS GIVEN THAT THE RESALE, PLEDGE OR OTHER TRANSFER IS BEING MADE IN RELIANCE ON THE EXEMPTION FROM SECURITIES ACT REGISTRATION PROVIDED BY RULE 144A OR (7) (I) (i) AN EMPLOYEE BENEFIT PLAN DESCRIBED IN SECTION 3(3) OF ERISA BUT NOT SUBJECT TO ERISA OR AN ENTITY THE ASSETS OF WHICH CONSTITUTE ASSETS OF SUCH A PLAN, (ii) AN EMPLOYEE BENEFIT PLAN THAT IS SUBJECT TO TITLE I OF ERISA, (iii) A PLAN, INDIVIDUAL RETIREMENT ACCOUNT OR OTHER ARRANGEMENT SUBJECT TO SECTION 4975 OF THE CODE OR AN

2

ENTITY WHOSE UNDERLYING ASSETS ARE CONSIDERED TO INCLUDE “PLAN ASSETS” OF ANY SUCH PLAN, ACCOUNT OR ARRANGEMENT UNDER U.S. DEPARTMENT OF LABOR REGULATIONS, AS MODIFIED (EACH, A “PLAN”), AND SUCH ENTITY IS NOT ACQUIRING OR HOLDING THIS NOTE FOR OR ON BEHALF OF OR WITH THE ASSETS OF ANY PLAN OR (II) A PURCHASER THAT IS UNABLE TO REPRESENT AND WARRANT THAT THE PURCHASE AND HOLDING OF THIS NOTE DOES NOT AND WILL NOT RESULT IN A NON-EXEMPT PROHIBITED TRANSACTION UNDER SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE (OR, IN THE CASE OF A GOVERNMENTAL OR OTHER PLAN, ANY APPLICABLE SIMILAR LAW), OR (B) OUTSIDE THE UNITED STATES TO THE INITIAL PURCHASER OR A SUBSEQUENT TRANSFEREE WHO IS A QUALIFIED PURCHASER AND NEITHER A “U.S. PERSON” AS DEFINED IN REGULATION S UNDER THE SECURITIES ACT (“REGULATION S”) NOR A “U.S. RESIDENT” AS DEFINED FOR PURPOSES OF THE 1940 ACT, ACTING FOR ITS OWN ACCOUNT OR ONE OR MORE ACCOUNTS WITH RESPECT TO WHICH SUCH INITIAL PURCHASER OR SUBSEQUENT TRANSFEREE EXERCISES SOLE INVESTMENT DISCRETION, EACH OF WHICH IS A QUALIFIED PURCHASER, AND NONE OF WHICH ARE A U.S. PERSON OR A U.S. RESIDENT, IN OFFSHORE TRANSACTIONS IN RELIANCE ON REGULATION S, AND, IN EACH CASE, IN COMPLIANCE WITH THE CERTIFICATIONS AND OTHER REQUIREMENTS SPECIFIED IN THE INDENTURE REFERRED TO HEREIN AND ANY APPLICABLE SECURITIES LAWS OF ANY STATE OR THE UNITED STATES AND ANY OTHER RELEVANT JURISDICTION.  THE INITIAL PURCHASER AND EACH SUBSEQUENT TRANSFEREE TAKING DELIVERY OF THIS NOTE OR AN INTEREST IN THIS NOTE WILL MAKE THE APPLICABLE REPRESENTATIONS AND AGREEMENTS REFERRED TO IN THE INDENTURE.  THE INITIAL PURCHASER AND EACH SUBSEQUENT TRANSFEREE TAKING DELIVERY OF THIS NOTE OR AN INTEREST IN THIS NOTE IN THE FORM OF AN INTEREST IN A RESTRICTED REGULATION S CLASS A-1 GLOBAL NOTE OR A RESTRICTED RULE 144A CLASS A-1 GLOBAL NOTE WILL BE REQUIRED TO DELIVER A TRANSFER CERTIFICATE IN THE FORM REQUIRED BY THE INDENTURE AND WILL BE DEEMED OR REQUIRED TO MAKE THE APPLICABLE REPRESENTATIONS AND AGREEMENTS REFERRED TO IN THE INDENTURE.

THE CO-ISSUERS MAY REQUIRE ANY HOLDER OF THIS NOTE WHO IS DETERMINED NOT TO HAVE BEEN (I) IF THIS NOTE IS ACQUIRED IN THE UNITED STATES, BOTH A QUALIFIED INSTITUTIONAL BUYER AND A QUALIFIED PURCHASER OR (II) IF THIS NOTE WAS ACQUIRED OUTSIDE OF THE UNITED STATES, BOTH A QUALIFIED PURCHASER AND NEITHER A U.S. PERSON NOR A U.S. RESIDENT AT THE TIME OF ACQUISITION OF THIS NOTE TO SELL THIS NOTE TO A PERSON WHO IS (A) BOTH A QUALIFIED INSTITUTIONAL BUYER AND A QUALIFIED PURCHASER IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, OR (B) A QUALIFIED PURCHASER AND NEITHER A U.S. PERSON NOR A U.S. RESIDENT IN A TRANSACTION MEETING THE REQUIREMENTS OF REGULATION S.

3

ANY TRANSFER OF THIS NOTE IN VIOLATION OF THE FOREGOING WILL BE OF NO FORCE AND EFFECT AND WILL BE VOID AB INITIO AND WILL NOT OPERATE TO TRANSFER ANY RIGHTS TO THE INITIAL PURCHASER OR SUBSEQUENT TRANSFEREE, NOTWITHSTANDING ANY INSTRUCTIONS TO THE CONTRARY TO THE CO-ISSUERS, THE TRUSTEE OR ANY INTERMEDIARY.

[THIS NOTE HAS BEEN ISSUED WITH ORIGINAL ISSUE DISCOUNT (“OID”) FOR UNITED STATES FEDERAL INCOME TAX PURPOSES.  THE ISSUE PRICE, AMOUNT OF OID, ISSUE DATE AND YIELD TO MATURITY OF THIS NOTE MAY BE OBTAINED BY WRITING TO THE MASTER MANAGER AT ITS ADDRESS SET FORTH IN THE INDENTURE.](1)

UNTIL 40 DAYS AFTER THE INITIAL PURCHASER NOTIFIES THE CO-ISSUERS THAT THE RESALE OF THIS NOTE HAS BEEN COMPLETED (THE “DISTRIBUTION COMPLIANCE PERIOD”) IN CONNECTION WITH THE OFFERING OF THE NOTES IN THE UNITED STATES FROM OUTSIDE OF THE UNITED STATES, THE SALE, PLEDGE OR TRANSFER OF THIS NOTE IS SUBJECT TO CERTAIN CONDITIONS AND RESTRICTIONS.  THE HOLDER HEREOF, BY PURCHASING OR OTHERWISE ACQUIRING THIS NOTE, ACKNOWLEDGES THAT SUCH HOLDER IS A QUALIFIED PURCHASER, AND THAT THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT AND AGREES FOR THE BENEFIT OF THE CO-ISSUERS THAT THIS NOTE MAY BE TRANSFERRED, RESOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY TO A QUALIFIED PURCHASER AND IN COMPLIANCE WITH THE SECURITIES ACT AND OTHER APPLICABLE LAWS OF THE STATES, TERRITORIES AND POSSESSIONS OF THE UNITED STATES GOVERNING THE OFFER AND SALE OF SECURITIES.

THIS NOTE IS A GLOBAL NOTE WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF THE DEPOSITORY TRUST COMPANY (“DTC”), A NEW YORK CORPORATION, 55 WATER STREET, NEW YORK, NEW YORK 10004, OR A NOMINEE THEREOF.  THIS NOTE MAY NOT BE EXCHANGED IN WHOLE OR IN PART FOR A SECURITY REGISTERED, AND NO TRANSFER OF THIS NOTE IN WHOLE OR IN PART MAY BE REGISTERED, IN THE NAME OF ANY PERSON OTHER THAN DTC OR A NOMINEE THEREOF, EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE.  UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF DTC TO THE CO-ISSUERS OR THE REGISTRAR, AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC, AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC, ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL BECAUSE THE REGISTERED OWNER, CEDE & CO., HAS AN INTEREST HEREIN.

(1) Insert as applicable.

4

SERIES 2008-1 RESTRICTED REGULATION S

CLASS A-1 GLOBAL NOTE

No. [ ]	$[ ]

SEE REVERSE FOR CERTAIN CONDITIONS

CUSIP Number: U66983 AA2

ISIN Number: USU66983AA29

NUCO2 FUNDING LLC

NUCO2 LLC

NUCO2 SUPPLY LLC

NUCO2 IP LLC

[ ]% FIXED RATE SERIES 2008-1 SENIOR NOTE, CLASS A-1

NUCO2 FUNDING LLC, a limited liability company formed under the laws of the State of Delaware, NUCO2 LLC, a limited liability company formed under the laws of the State of Delaware, NUCO2 SUPPLY LLC, a limited liability company formed under the laws of the State of Delaware, and NUCO2 IP LLC, a limited liability company formed under the laws of the State of Delaware (herein referred to, collectively, as the “Co-Issuers”), for value received, hereby jointly and severally promise to pay to CEDE & CO. or registered assigns, the principal sum of [                          ] ($[                ]) as provided below and in the Indenture (defined on reverse). Payments of principal shall be payable in the amounts and at the times set forth in the Indenture; provided, however, that the entire unpaid principal amount of this Note shall be due on the Payment Date (as defined below) occurring in June 2038 (the “Series 2008-1 Legal Final Maturity Date”). The Co-Issuers shall pay interest on this Fixed Rate Series 2008-1 Senior Note, Class A-1 (this “Note”), at the Series 2008-1 Class A-1 Note Interest Rate, as such rate may be adjusted in accordance with the terms of the Indenture, for each Interest Period in accordance with the terms of the Indenture. Such interest will be payable in arrears on the 25th day of each month or, if such day is not a Business Day, the next succeeding Business Day (each, a “Payment Date”), commencing on July 25, 2008. Such amounts due on this Note will accrue for each Payment Date with respect to (i) initially, the period from and including the Series 2008-1 Closing Date to but excluding the Payment Date occurring in July 2008 (which shall be July 25, 2008) and (ii) thereafter, the period commencing on and including the immediately preceding Payment Date and ending on but excluding such Payment Date (each, an “Interest Period”), subject to the terms set forth in the Indenture. Such amounts due on this Note with respect to the Note (and interest on any defaulted payments of amounts due on this Note at the same rate or at such other rate specified in the Indenture) will be computed in accordance with the Indenture. In addition, under the circumstances set forth in the Indenture, the Co-Issuers shall also pay contingent additional interest on this Note in the form of the Series 2008-1 Class A-

5

1 Contingent Additional Interest, which shall be computed and shall be payable in the amounts and at the times set forth in the Indenture.

The principal of and interest on this Note are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. All payments made by the Co-Issuers with respect to this Note shall be applied as provided in the Indenture.

This Note is subject to mandatory and optional principal prepayments, as set forth in the Indenture.

Interests in this Note are exchangeable or transferable in whole or in part for interests in a Restricted Rule 144A Class A-1 Global Note or an Unrestricted Class A-1 Global Note; provided that such transfer or exchange complies with the applicable provisions of the Indenture relating to the transfer of the Notes. Interests in this Note in certain circumstances may also be exchangeable or transferable in whole but not in part for duly executed and issued registered Definitive Notes; provided that such transfer or exchange complies with Article II of the Base Indenture and Article IV of the Series 2008-1 Supplement.

Reference is made to the further provisions of this Note set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Note. Although a summary of certain provisions of the Indenture is set forth herein and on the reverse hereof and made a part hereof, this Note does not purport to summarize the Indenture and reference is made to the Indenture for information with respect to the interests, rights, benefits, obligations, proceeds and duties evidenced hereby and the rights, duties and obligations of the Co-Issuers and the Trustee. A copy of the Indenture may be requested from the Trustee by writing to the Trustee at: U.S. Bank National Association, EP-MN-WS3D, 60 Livingston Avenue, St. Paul, MN 55107, Attn: Structured Finance/NuCO2.  Facsimile: (866) 831-7910.

Subject to the immediately following paragraph, the Co-Issuers hereby certify and declare that all acts, conditions and things required to be done and performed and to have happened prior to the creation of this Note and to constitute it as the valid obligation of the Co-Issuers, enforceable in accordance with its terms, have been done and performed and have happened in due compliance with all applicable laws and in accordance with the terms of the Indenture.

Unless the certificate of authentication hereon has been executed by the Trustee whose name appears below by manual or facsimile signature, this Note shall not be entitled to any benefit under the Indenture referred to on the reverse hereof, or be valid or obligatory for any purpose.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

6

IN WITNESS WHEREOF, each of the Co-Issuers has caused this Series 2008-1 Restricted Regulation S Class A-1 Global Note to be duly executed by its respective duly authorized signatory or signatories, as applicable, as of the day and year written below.

Dated:     [                    ]

NuCO2 FUNDING LLC, as Co-Issuer

By: NuCO2 Inc., its Member

By:
Name:
Title:

NuCO2 LLC, as Co-Issuer

By: NuCO2 Funding LLC, its Member

By: NuCO2 Inc., its Member

By:
Name:
Title:

NuCO2 IP LLC, as Co-Issuer

By: NuCO2 Funding LLC, its Member

By: NuCO2 Inc., its Member

By:
Name:
Title:

NuCO2 SUPPLY LLC, as Co-Issuer

By: NuCO2 Funding LLC, its Member

By: NuCO2 Inc., its Member

By:
Name:
Title:

7

CERTIFICATE OF AUTHENTICATION

This is one of the Series 2008-1 Notes issued under the within-mentioned Indenture.

U.S. BANK NATIONAL ASSOCIATION, not in its individual capacity but solely in its capacity as Trustee

By:
Name:
Title:

8

[REVERSE OF NOTE]

This Note is one of a duly authorized issue of Fixed Rate Series 2008-1 Senior Notes, Class A-1 of the Co-Issuers designated as their Fixed Rate Series 2008-1 Senior Notes, Class A-1 (herein called the “Series 2008-1 Notes”), all issued under (i) a Base Indenture, dated as of May 28, 2008 (such Base Indenture, as amended, supplemented or modified, is herein called the “Base Indenture”), by and among the Co-Issuers and U.S. Bank National Association, a national banking association, as trustee (in such capacity, the “Trustee”, which term includes any successor Trustee under the Base Indenture), administrative agent and as securities intermediary, and (ii) a Series 2008-1 Supplement to the Base Indenture, dated as of May 28, 2008 (such Series 2008-1 Supplement, as amended, supplemented or modified from time to time, is herein called the “Series 2008-1 Supplement”), among the Co-Issuers and the Trustee.  The Base Indenture, together with all Series Supplements, as amended, supplemented or otherwise modified from time to time by Supplements thereto in accordance with its terms are referred to herein as the “Indenture”.  The Series 2008-1 Notes are subject to all terms of the Indenture. To the extent not defined herein, all capitalized terms used in this Note shall have the meanings assigned to them in or pursuant to the Indenture, as supplemented, modified or amended.

The Series 2008-1 Notes are and will be secured by the Collateral pledged as security therefor as provided in the Indenture and in the Pledge Agreement.

The Notes will be issued in minimum denominations of $100,000 and integral multiples of $ 1,000 in excess thereof.

As provided for in the Indenture, subject to certain specified conditions, the Series 2008-1 Notes may be prepaid, in whole but not in part, at the option of the Co-Issuers. In addition, the Series 2008-1 Notes are subject to mandatory principal prepayment provisions as provided for in the Indenture. With certain exceptions, the Co-Issuers will be obligated to pay the Series 2008-1 Note Make-Whole Premium relating to any Series 2008-1 Notes on any prepayment of principal of any Series 2008-1 Notes on or prior to the Series 2008-1 Prepayment Date as described in the Indenture. As described above, the entire unpaid principal amount of this Note shall be due and payable on the Series 2008-1 Legal Final Maturity Date. All payments of principal relating to any Class of Series 2008-1 Notes will be made pro rata to the Holders of such Class of Series 2008-1 Notes.

The Person in whose name this Note is registered at the close of business on any Record Date with respect to a Payment Date or any date on which payments are permitted to be made as provided for in the Indenture, shall be entitled to receive the principal, premium, if any, and interest payable on such date notwithstanding the cancellation of this Note upon any registration of transfer, exchange or substitution of this Note subsequent to such Record Date, subject to any exceptions provided for in the Indenture.

9

Interest and contingent additional interest, if any, will each accrue on the Series 2008-1 Notes at the rates set forth in the Indenture. The interest and contingent additional interest, if any, will be computed on the basis set forth in the Indenture. The amount of interest payable on the Series 2008-1 Notes on each Payment Date will be calculated as set forth in the Indenture.

Payments of principal of and interest on this Note are subordinated to the payment of certain other amounts in accordance with the Priority of Payments in the Indenture.

If an Event of Default shall occur and be continuing, this Note may become or be declared due and payable in the manner and with the effect provided in the Indenture.

Amounts payable in respect of this Note shall be made by wire transfer in immediately available funds to an account maintained by the Noteholder or its nominee, subject to the terms of the Indenture and any exceptions therein.

Subject to the terms of the Indenture and any exceptions therein, this Note may not be transferred, in whole or in part, to any Person other than DTC or a nominee thereof, or to a successor Depository or to a nominee of a successor Depository, and no such transfer to any such other Person may be registered, in each case, except in the limited circumstances described in the Indenture; provided, however, that  (i) any transfer of this Note that is issued in exchange for a Series 2008-1 Class A-1 Global Note or (ii) any transfer of a beneficial interest in a Series 2008-1 Class A-1 Global Note, in each case effected in accordance with the provisions of the Indenture, shall not be prohibited.

As provided more fully in the Indenture, each Holder of Series 2008-1 Notes, by acceptance of a Series 2008-1 Note, covenants and agrees that by accepting the benefits of the Indenture that prior to the date that is one year and one day after the payment in full of all amounts due to all Noteholders, such Series 2008-1 Noteholder will not institute against, or join with any other Person in instituting against, any Securitization Entity any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings, under any federal or state bankruptcy or similar law; provided, however, that nothing herein shall constitute a waiver of any right to indemnification, reimbursement or other payment from the Securitization Entities pursuant to the Indenture or any other Related Document.

It is the intent of the Co-Issuers and each Holder of Series 2008-1 Notes that, under applicable tax law, the Series 2008-1 Notes will evidence indebtedness of the Co-Issuers or, if any of the Co-Issuers is disregarded as an entity separate from its owner, such owner, secured by the Collateral. Each Holder of Series 2008-1 Notes, by the acceptance of this Note, hereby agrees to treat this Note (or beneficial interests herein) for all purposes of federal, state, local and foreign income or franchise Taxes and any other Tax imposed on or measured by income, as indebtedness of the Co-Issuers or, if any Co-Issuer is disregarded as an entity separate from its owner, such owner.

The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Co-Issuers and the rights of the Holders of Series 2008-1 Notes under the Indenture at any time by the Co-Issuers with the consent of the Control Party and without the consent of any Holders of Series 2008-1

10

Notes. The Indenture also contains provisions permitting the Control Party to waive compliance by the Co-Issuers with certain provisions of the Indenture without the consent of any Holders of Series 2008-1 Notes. Any such consent or waiver of this Note (or any one or more predecessor Notes) shall be conclusive and binding upon the Holder of this Note and all future Holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent or waiver is made upon this Note.

The term “Co-Issuer” as used in this Note includes any successor to the Co-Issuers under the Indenture.

The Series 2008-1 Notes are issuable only in registered form in denominations as provided in the Indenture, subject to certain limitations set forth therein.

THIS NOTE AND THE INDENTURE SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICTS OF LAW PRINCIPLES (OTHER THAN SECTIONS 5-1401 AND 5-1402 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK).

No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Co-Issuers, which is absolute and unconditional, to pay the principal of and interest and premium, if any, on this Note at the times, place and rate, and in the coin or currency herein prescribed.

To the extent that any Co-Issuer is or is deemed to be a guarantor or surety of another Co-Issuer under the Indenture, this Note or under any Related Document (in such capacity, a “Guarantor”), the liability of each Co-Issuer as a Guarantor under the Indenture, this Note or under any Related Document shall be irrevocable, absolute and unconditional irrespective of, and each Co-Issuer hereby irrevocably waives any defenses it may now have or hereafter acquire in any way relating to, any or all of the following: (a) any lack of validity or enforceability of any Related Document or any agreement or instrument relating thereto; (b) any change in the time, manner or place of payment of, or in any other term of, all or any of the Obligations of such other Co-Issuer (“Guaranteed Obligations”) or any other Obligations of any other Co-Issuer under or in respect of the Related Documents, or any other amendment or waiver of or any consent to departure from any Related Document, including, without limitation, any increase in the Guaranteed Obligations resulting from the extension of additional credit to any other Co-Issuer or any of its Subsidiaries or otherwise; (c) any taking, exchange, release or non-perfection of any Collateral or any other collateral, or any taking, release or amendment or waiver of, or consent to departure from, any other guaranty, for all or any of the Guaranteed Obligations; (d) any manner of application of Collateral or any other collateral, or proceeds thereof, to all or any of the Guaranteed Obligations, or any manner of sale or other disposition of any Collateral or any other collateral for all or any of the Guaranteed Obligations or any other Obligations of any other Co-Issuer under the Related Documents or any other assets of any other Co-Issuer or any of its Subsidiaries; (e) any change, restructuring or termination of the corporate structure or existence of any other Co-Issuer or any of its Subsidiaries; (f) any failure of any Secured Party to disclose to any Co-Issuer any information relating to the business, condition

11

(financial or otherwise), operations, performance, properties or prospects of any other Co-Issuer now or hereafter known to such Secured Party (and any duty on the part of the Secured Parties to disclose such information is hereby waived); (g) the failure of any other Person to execute or deliver any Related Document or any other guaranty or agreement or the release or reduction of liability of any Guarantor or other guarantor or surety with respect to the Guaranteed Obligations; or (h) any other circumstance (including, without limitation, any statute of limitations) or any existence of or reliance on any representation by any Secured Party that might otherwise constitute a defense available to, or a discharge of, any other Co-Issuer or any other guarantor or surety.

The provisions of the foregoing paragraph shall continue to be effective or be reinstated, as the case may be, if at any time any payment of any of the Guaranteed Obligations is rescinded or must otherwise be returned by any Secured Party or any other Person upon the insolvency, bankruptcy or reorganization of any Co-Issuer or otherwise, all as though such payment had not been made.

Each Co-Issuer in its capacity as a Guarantor (to the extent applicable) hereby unconditionally and irrevocably waives: (a) promptness, diligence, notice of acceptance, presentment, demand for performance, notice of nonperformance, default, acceleration, protest or dishonor and any other notice with respect to any of the Guaranteed Obligations and any requirement that any Secured Party protect, secure, perfect or insure any Lien or any property subject thereto or exhaust any right or take any action against any other Co-Issuer or any other Person or any Collateral; (b) any right to revoke this guaranty and acknowledges that this guaranty is continuing in nature and applies to all Guaranteed Obligations, whether existing now or in the future; (c) (x) any defense arising by reason of any claim or defense based upon an election of remedies by any Secured Party that in any manner impairs, reduces, releases or otherwise adversely affects the subrogation, reimbursement, exoneration, contribution or indemnification rights of such Guarantor or other rights of such Guarantor to proceed against any of the other Co-Issuers, any other guarantor or any other Person or any Collateral and (y) any defense based on any right of set-off or counterclaim against or in respect of the Obligations of such Guarantor pursuant to this Indenture and this Note; and (d) any duty on the part of any Secured Party to disclose to such Guarantor any matter, fact or thing relating to the business, condition (financial or otherwise), operations, performance, properties or prospects of any other Co-Issuer or any of its Subsidiaries now or hereafter known by such Secured Party.

Each Co-Issuer in its capacity as a Guarantor acknowledges that (x) the Trustee may, without notice to or demand upon such Guarantor and without affecting the liability of such Guarantor under the Related Documents, foreclose under any mortgage by nonjudicial sale, and each Guarantor hereby waives any defense to the recovery by the Trustee and the other Secured Parties against such Guarantor of any deficiency after such nonjudicial sale and any defense or benefits that may be afforded by applicable law and (y) it will receive substantial direct and indirect benefits from the financing arrangements contemplated by the Related Documents and that the waivers set forth in the foregoing three paragraphs are knowingly made in contemplation of such benefits.

12

ASSIGNMENT

Social Security or taxpayer I.D. or other identifying number of assignee:

FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto

(name and address of assignee)

The within Note and all rights thereunder, and hereby irrevocably constitutes and appoints                               , attorney, to transfer said Note on the books kept for registration thereof, with full power of substitution in the premises.

Dated:
	By:	(1)

Signature Guaranteed:

(1) NOTE: The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within Note, without alteration, enlargement or any change whatsoever.

13

SCHEDULE OF EXCHANGES IN RESTRICTED REGULATION S

CLASS A-1 GLOBAL NOTE

The initial principal balance of this Restricted Regulation S Class A-1 Global Note is $[                  ]. The following exchanges of an interest in this Restricted Regulation S Class A-1 Global Note for an interest in a corresponding Restricted Rule 144A Class A-1 Global Note or Unrestricted Class A-1 Global Note have been made:

Date	Amount of Increase (or Decrease) in the Principal Amount of this Restricted Regulation S Class A-1 Global Note	Remaining Principal Amount of this Restricted Regulation S Class A-1 Global Note following the Increase or Decrease	Signature of Authorized Officer of Trustee of Registrar

14

EXHIBIT A-2

FORM OF SERIES 2008-1 CLASS A-2 NOTE

THIS SERIES 2008-1 VARIABLE FUNDING SENIOR NOTE, CLASS A-2 (THIS “NOTE”), WHICH IS A SERIES 2008-1 CLASS A-2 NOTE, HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED, OR WITH ANY SECURITIES REGULATORY AUTHORITY OF ANY STATE OR OTHER RELEVANT JURISDICTION, AND NONE OF NUCO2 FUNDING LLC, NUCO2 LLC, NUCO2 SUPPLY LLC OR NUCO2 IP LLC (THE “CO-ISSUERS”) HAS BEEN REGISTERED UNDER THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED.  THIS NOTE AND ANY INTEREST HEREIN MAY BE TRANSFERRED, ASSIGNED, EXCHANGED OR OTHERWISE PLEDGED OR CONVEYED ONLY IN ACCORDANCE WITH (I) THE PROVISIONS OF THE CLASS A-2 NOTE PURCHASE AGREEMENT, DATED AS OF MAY 28, 2008 BY AND AMONG THE CO-ISSUERS, NUCO2, INC., AS MASTER MANAGER, NUCO2 MANAGEMENT LLC, AS TRANSACTION MANAGER, THE CONDUIT INVESTORS, THE COMMITTED NOTE PURCHASERS AND THE FUNDING AGENTS NAMED THEREIN AND UBS SECURITIES LLC, AS SERIES 2008-1 CLASS A-2 NOTE ADMINISTRATIVE AGENT AND (II) THE SERIES 2008-1 SUPPLEMENT, DATED AS OF MAY 28, 2008 BY AND AMONG THE CO-ISSUERS AND THE TRUSTEE, EACH AS AMENDED FROM TIME TO TIME.

1

THE PRINCIPAL OF THIS NOTE IS PAYABLE AS SET FORTH HEREIN AND SUBJECT TO INCREASES AND DECREASES AS SET FORTH HEREIN.  ACCORDINGLY, THE OUTSTANDING PRINCIPAL AMOUNT OF THIS NOTE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF.  ANY PERSON ACQUIRING THIS NOTE MAY ASCERTAIN ITS CURRENT PRINCIPAL AMOUNT BY INQUIRY OF THE TRUSTEE.

REGISTERED

No. [ ]	up to $30,000,000

SEE REVERSE FOR CERTAIN CONDITIONS

NUCO2 FUNDING LLC

NUCO2 LLC

NUCO2 SUPPLY LLC

NUCO2 IP LLC

SERIES 2008-1 VARIABLE FUNDING SENIOR NOTE, CLASS A-2

NUCO2 FUNDING LLC, a limited liability company formed under the laws of the State of Delaware, NUCO2 LLC, a limited liability company formed under the laws of the State of Delaware, NUCO2 SUPPLY LLC, a limited liability company formed under the laws of the State of Delaware, and NUCO2 IP LLC, a limited liability company formed under the laws of the State of Delaware (herein referred to, collectively, as the “Co-Issuers”), for value received, hereby jointly and severally promise to pay to [                              ], as Funding Agent, or registered assigns, up to the principal sum of [                            ] ($[              ]) or such lesser amount as shall equal the portion of the Series 2008-1 Class A-2 Outstanding Principal Amount evidenced by this Note as provided in the Indenture and the Series 2008-1 Class A-2 Note Purchase Agreement.  Payments of principal shall be payable in the amounts and at the times set forth in the Indenture described herein; provided, however, that the entire unpaid principal amount of this Note shall be due on the Payment Date (as defined below) occurring in June 2038 (the “Series 2008-1 Legal Final Maturity Date”).  Pursuant to the Series 2008-1 Class A-2 Note Purchase Agreement and the Series 2008-1 Supplement, the principal amount of this Note may be subject to increases or decreases on any Business Day during the Commitment Term, and principal with respect to the Series 2008-1 Class A-2 Notes may be paid earlier than the Series 2008-1 Legal Final Maturity Date as described in the Indenture.  The Co-Issuers shall pay interest on this Series 2008-1 Class A-2 Note (this “Note”) at the Series 2008-1 Class A-2 Note Interest Rate for each Interest Period in

2

accordance with the terms of the Indenture.  Such amounts due on this Note will be payable in arrears on the 25th day of each month or, if such 25th day is not a Business Day, the next succeeding Business Day (each, a “Payment Date”), commencing on July 25, 2008.  Such amounts due on this Note will accrue for each Payment Date with respect to (i) initially, the period from and including the Series 2008-1 Closing Date to but excluding the Payment Date occurring in July 2008 (which shall be July 25, 2008) and (ii) thereafter, a period commencing on and including the immediately preceding Payment Date and ending on but excluding such Payment Date (each, an “Interest Period”), subject to the terms set forth in the Indenture.  Such amounts due on this Note with respect to the Note (and interest on any defaulted payments of amounts due on this Note at the same rate or at such other rate specified in the Indenture) will be computed in accordance with the Indenture.  In addition, under the circumstances set forth in the Indenture, the Co-Issuers shall also pay contingent additional interest on this Note at the Series 2008-1 Class A-2 Contingent Additional Interest Rate, and such contingent additional interest shall be computed and shall be payable in the amounts and at the times set forth in the Indenture.  In addition to and not in limitation of the foregoing and the provisions of the Indenture  and the Series 2008-1 Class A-2 Note Purchase Agreement, the Co-Issuers further jointly and severally agree to pay to the holder of this Note such holder’s portion of the Series 2008-1 Class A-2 Senior Note Commitment Fee Amount and other fees, costs and expense reimbursements, indemnification amounts and other amounts due and payable in accordance with the Indenture and the Series 2008-1 Class A-2 Note Purchase Agreement.

The holder of this Note is authorized to endorse on the schedules annexed hereto and made a part hereof or on a continuation thereof which shall be attached hereto and made a part hereof the date and amount of each increase and decrease with respect thereto and the Series 2008-1 Class A-2 Note Interest Rate applicable thereto.  Each such endorsement shall constitute prima facie evidence of the accuracy of the information endorsed.  The failure to make any such endorsement or any error in any such endorsement shall not affect the obligations of the Co-Issuers in respect of the Series 2008-1 Class A-2 Outstanding Principal Amount.

The amounts due on this Note are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. All payments made by the Co-Issuers with respect to this Note shall be applied as provided in the Indenture.

This Note is subject to mandatory and optional prepayment, as set forth in the Indenture.

Reference is made to the further provisions of this Note set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Note. Although a summary of certain provisions of the Indenture is set forth herein and on the reverse hereof and made a part hereof, this Note does not purport to summarize the Indenture and reference is made to the Indenture for information with respect to the interests, rights, benefits, obligations, proceeds and duties evidenced hereby and the rights, duties and obligations of the Co-Issuers and the Trustee. A copy of the Indenture may be requested from the Trustee by writing to the Trustee at: U.S. Bank National Association, EP-MN-

3

WS3D, 60 Livingston Avenue, St. Paul, MN 55107, Attn: Structured Finance/NuCO2, Facsimile: (866) 831-7910.

Subject to the immediately following paragraph, the Co-Issuers hereby certify and declare that all acts, conditions and things required to be done and performed and to have happened prior to the creation of this Note and to constitute it as the valid obligation of the Co-Issuers, enforceable in accordance with its terms, have been done and performed and have happened in due compliance with all applicable laws and in accordance with the terms of the Indenture.

Unless the certificate of authentication hereon has been executed by the Trustee whose name appears below by manual or facsimile signature, this Note shall not be entitled to any benefit under the Indenture referred to on the reverse hereof, or be valid or obligatory for any purpose.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

4

IN WITNESS WHEREOF, each of the Co-Issuers has caused this Series 2008-1 Class A-2 Note to be duly executed by its respective duly authorized signatory or signatories, as applicable, as of the day and year written below.

Dated:    [                    ]

NuCO2 FUNDING LLC, as Co-Issuer

By: NuCO2 Inc., its Member

By:
Name:
Title:

NuCO2 LLC, as Co-Issuer

By: NuCO2 Funding LLC, its Member

By: NuCO2 Inc., its Member

By:
Name:
Title:

NuCO2 IP LLC, as Co-Issuer

By: NuCO2 Funding LLC, its Member

By: NuCO2 Inc., its Member

By:
Name:
Title:

NuCO2 SUPPLY LLC, as Co-Issuer

By: NuCO2 Funding LLC, its Member

By: NuCO2 Inc., its Member

By:
Name:
Title:

5

CERTIFICATE OF AUTHENTICATION

This is one of the Series 2008-1 Notes issued under the within-mentioned Indenture.

U.S. BANK NATIONAL ASSOCIATION, not in its individual capacity but solely in its capacity as Trustee

By:
Name:
Title:

6

[REVERSE OF NOTE]

This Note is one of a duly authorized issue of Series 2008-1 Class A-2 Notes of the Co-Issuers designated as their Series 2008-1 Variable Funding Senior Notes, Class A-2 (herein called the “Series 2008-1 Class A-2 Notes”), all issued under (i) the Base Indenture, dated as of May 28, 2008 (such Base Indenture, as amended, supplemented or modified, is herein called the “Base Indenture”), by and among the Co-Issuers and U.S. Bank National Association, a national banking association, as trustee (in such capacity, the “Trustee”, which term includes any successor Trustee under the Base Indenture), administrative agent and as securities intermediary and (ii) the Series 2008-1 Supplement to the Base Indenture, dated as of May 28, 2008 (as amended, supplemented or modified from time to time, the “Series 2008-1 Supplement”), among the Co-Issuers and the Trustee.  The Base Indenture, together with all Series Supplements, as amended, supplemented or otherwise modified from time to time by Supplements thereto in accordance with its terms are referred to herein as the “Indenture”.  The Series 2008-1 Class A-2 Notes are subject to all terms of the Indenture. To the extent not defined herein, all capitalized terms in this Note shall have the meanings assigned to them in or pursuant to the Indenture, as so supplemented, modified or amended.

The Series 2008-1 Class A-2 Notes are and will be secured by the Collateral pledged as security therefor as provided in the Indenture.

As provided for in the Indenture, the Series 2008-1 Class A-2 Notes may be prepaid, in whole or in part, at the option of the Co-Issuers.  In addition, the Series 2008-1 Class A-2 Notes are subject to mandatory prepayment as provided for in the Indenture.  As described above, the entire unpaid principal amount of this Note shall be due and payable on the Series 2008-1 Legal Final Maturity Date. All payments of principal of the Series 2008-1 Class A-2 Notes will be made pro rata to the holders of Series 2008-1 Class A-2 Notes entitled thereto.

The Person in whose name this Note is registered at the close of business on any Record Date with respect to a Payment Date or any date on which payments are permitted to be made as provided for in the Indenture, shall be entitled to receive the principal, premium, if any, and interest payable on such date notwithstanding the cancellation of this Note upon any registration of transfer, exchange or substitution of this Note subsequent to such Record Date, subject to any exceptions provided for in the Indenture.

Interest and fees and contingent additional interest, if any, will each accrue on the Series 2008-1 Class A-2 Notes at the rates set forth in the Indenture.  Such amounts will be computed on the basis set forth in the Indenture. Amounts payable on the Series 2008-1 Class A-2 Notes on each Payment Date will be calculated as set forth in the Indenture.

Payments of amounts due on this Note are subordinated to the payment of certain other amounts in accordance with the Priority of Payments.

7

If an Event of Default shall occur and be continuing, this Note may become or be declared due and payable in the manner and with the effect provided in the Indenture.

Amounts payable in respect of this Note shall be made by wire transfer in immediately available funds to an account maintained by the Noteholder or its nominee, subject to the terms of the Indenture, the Series 2008-1 Class A-2 Note Purchase Agreement and any exceptions therein.

Subject to the terms of the Indenture, the Series 2008-1 Class A-2 Note Purchase Agreement and any exceptions therein, this Note may be transferred in whole or in part, in an amount equivalent to an authorized denomination, by surrendering this Note at the applicable Corporate Trust Office, with the form of transfer endorsed on it duly completed and executed by, or accompanied by a written instrument of transfer in form satisfactory to the Co-Issuers and the Registrar by, the Holder hereof or his attorney duly authorized in writing, with such signature guaranteed by an “eligible guarantor institution” meeting the requirements of the Registrar, which requirements include membership or participation in the Security Transfer Agent Medallion Program (“STAMP”) or such other “signature guarantee program” as may be determined by the Registrar in addition to, or in substitution for, STAMP, and accompanied by such certificates and documentation set forth in the Indenture.  In exchange for the proper presentment for transfer of this Note, the Co-Issuers shall execute and the Trustee shall promptly authenticate and deliver or cause to be authenticated and delivered in compliance with applicable law, to the transferee at such office, or send by mail (at the risk of the transferee) to such address as the transferee may request, Notes for the same aggregate principal amount as was transferred, all as more fully described in the Indenture.

As provided more fully in the Indenture, each Series 2008-1 Class A-2 Noteholder, by acceptance of a Series 2008-1 Class A-2 Note, covenants and agrees that by accepting the benefits of the Indenture that prior to the date that is one year and one day after the payment in full of all amounts due to all Noteholders, such Series 2008-1 Class A-2 Noteholder will not institute against, or join with any other Person in instituting against, any Securitization Entity any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings, under any federal or state bankruptcy or similar law; provided, however, that nothing herein shall constitute a waiver of any right to indemnification, reimbursement or other payment from the Securitization Entities pursuant to the Indenture or any other Related Document.

It is the intent of the Co-Issuers and each Series 2008-1 Class A-2 Noteholder that, under applicable tax law, the Series 2008-1 Class A-2 Notes will evidence indebtedness of the Co-Issuers or, if any of the Co-Issuers is disregarded as an entity separate from its owner, such owner, secured by the Collateral.  Each Series 2008-1 Class A-2 Noteholder, by the acceptance of this Note, hereby agrees to treat this Note (or beneficial interests herein in the case of a Note Owner) for purposes of all federal, state, local and foreign income or franchise Taxes and any other Tax imposed on or measured by income, as indebtedness of the Co-Issuers or, if any Co-Issuer is disregarded as an entity separate from its owner, such owner.

8

The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Co-Issuers and the rights of the Series 2008-1 Class A-2 Noteholders under the Indenture at any time by the Co-Issuers with the consent of the Control Party and without the consent of any Series 2008-1 Class A-2 Noteholders.  The Indenture also contains provisions permitting the Control Party to waive compliance by the Co-Issuers with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences without the consent of any Series 2008-1 Class A-2 Noteholders. Any such consent or waiver of this Note (or any one or more predecessor Notes) shall be conclusive and binding upon such Series 2008-1 Class A-2 Noteholders and upon all future Series 2008-1 Class A-2 Noteholders of this Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent or waiver is made upon this Note.

The term “Co-Issuer” as used in this Note includes any successor to the Co-Issuers and any Additional Co-Issuers under the Indenture.

The Series 2008-1 Class A-2 Notes are issuable only in registered form in denominations as provided in the Indenture, subject to certain limitations set forth therein.

THIS NOTE AND THE INDENTURE SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICTS OF LAW PRINCIPLES (OTHER THAN SECTIONS 5-1401 AND 5-1402 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK).

No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Co-Issuers, which is absolute and unconditional, to pay the amounts due on this Note at the times, place and rate, and in the coin or currency herein prescribed.

To the extent that any Co-Issuer is or is deemed to be a guarantor or surety of another Co-Issuer under the Indenture, this Note or under any Related Document (in such capacity, a “Guarantor”), the liability of each Co-Issuer as a Guarantor under the Indenture, this Note or under any Related Document shall be irrevocable, absolute and unconditional irrespective of, and each Co-Issuer hereby irrevocably waives any defenses it may now have or hereafter acquire in any way relating to, any or all of the following: (a) any lack of validity or enforceability of any Related Document or any agreement or instrument relating thereto; (b) any change in the time, manner or place of payment of, or in any other term of, all or any of the Obligations of such other Co-Issuer (“Guaranteed Obligations”) or any other Obligations of any other Co-Issuer under or in respect of the Related Documents, or any other amendment or waiver of or any consent to departure from any Related Document, including, without limitation, any increase in the Guaranteed Obligations resulting from the extension of additional credit to any other Co-Issuer or any of its Subsidiaries or otherwise; (c) any taking, exchange, release or non-perfection of any Collateral or any other collateral, or any taking, release or amendment or waiver of, or consent to departure from, any other guaranty, for all or any of the Guaranteed Obligations; (d) any manner of application of Collateral or any other collateral, or proceeds thereof, to all or any of the Guaranteed

9

Obligations, or any manner of sale or other disposition of any Collateral or any other collateral for all or any of the Guaranteed Obligations or any other Obligations of any other Co-Issuer under the Related Documents or any other assets of any other Co-Issuer or any of its Subsidiaries; (e) any change, restructuring or termination of the corporate structure or existence of any other Co-Issuer or any of its Subsidiaries; (f) any failure of any Secured Party to disclose to any Co-Issuer any information relating to the business, condition (financial or otherwise), operations, performance, properties or prospects of any other Co-Issuer now or hereafter known to such Secured Party (and any duty on the part of the Secured Parties to disclose such information is hereby waived); (g) the failure of any other Person to execute or deliver any Related Document or any other guaranty or agreement or the release or reduction of liability of any Guarantor or other guarantor or surety with respect to the Guaranteed Obligations; or (h) any other circumstance (including, without limitation, any statute of limitations) or any existence of or reliance on any representation by any Secured Party that might otherwise constitute a defense available to, or a discharge of, any other Co-Issuer or any other guarantor or surety.

The provisions of the foregoing paragraph shall continue to be effective or be reinstated, as the case may be, if at any time any payment of any of the Guaranteed Obligations is rescinded or must otherwise be returned by any Secured Party or any other Person upon the insolvency, bankruptcy or reorganization of any Co-Issuer or otherwise, all as though such payment had not been made.

Each Co-Issuer in its capacity as a Guarantor (to the extent applicable) hereby unconditionally and irrevocably waives: (a) promptness, diligence, notice of acceptance, presentment, demand for performance, notice of nonperformance, default, acceleration, protest or dishonor and any other notice with respect to any of the Guaranteed Obligations and any requirement that any Secured Party protect, secure, perfect or insure any Lien or any property subject thereto or exhaust any right or take any action against any other Co-Issuer or any other Person or any Collateral; (b) any right to revoke this guaranty and acknowledges that this guaranty is continuing in nature and applies to all Guaranteed Obligations, whether existing now or in the future; (c) (x) any defense arising by reason of any claim or defense based upon an election of remedies by any Secured Party that in any manner impairs, reduces, releases or otherwise adversely affects the subrogation, reimbursement, exoneration, contribution or indemnification rights of such Guarantor or other rights of such Guarantor to proceed against any of the other Co-Issuers, any other guarantor or any other Person or any Collateral and (y) any defense based on any right of set-off or counterclaim against or in respect of the Obligations of such Guarantor pursuant to this Indenture and this Note; and (d) any duty on the part of any Secured Party to disclose to such Guarantor any matter, fact or thing relating to the business, condition (financial or otherwise), operations, performance, properties or prospects of any other Co-Issuer or any of its Subsidiaries now or hereafter known by such Secured Party.

Each Co-Issuer in its capacity as a Guarantor acknowledges that (x) the Trustee may, without notice to or demand upon such Guarantor and without affecting the liability of such Guarantor under the Related Documents, foreclose under any mortgage by nonjudicial sale, and each Guarantor hereby waives any defense to the recovery by the Trustee and the other Secured Parties against such Guarantor of any deficiency after such

10

nonjudicial sale and any defense or benefits that may be afforded by applicable law and (y) it will receive substantial direct and indirect benefits from the financing arrangements contemplated by the Related Documents and that the waivers set forth in the foregoing three paragraphs are knowingly made in contemplation of such benefits.

[Remainder of page intentionally left blank]

11

ASSIGNMENT

Social Security or taxpayer I.D. or other identifying number of assignee:

FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto

(name and address of assignee)

the within  Note and all rights thereunder, and hereby irrevocably constitutes and appoints                                         , attorney, to transfer said Note on the books kept for registration thereof, with full power of substitution in the premises.

Dated:	By:	(1)

Signature Guaranteed:

(1)                                  NOTE:  The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within Note, without alteration, enlargement or any change whatsoever.

12

INCREASES AND DECREASES

Date	Unpaid Principal Amount	Increase	Decrease	Total	Series 2008-1 Class A-2 Note Interest Rate	Interest Period (if applicable)	Notation Made By

13

EXHIBIT A-3

FORM OF SERIES 2008-1 CLASS A-3 NOTE

THIS SERIES 2008-1 VARIABLE FUNDING SENIOR NOTE, CLASS A-3 (THIS “NOTE”), WHICH IS A SERIES 2008-1 CLASS A-3 NOTE, HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED, OR WITH ANY SECURITIES REGULATORY AUTHORITY OF ANY STATE OR OTHER RELEVANT JURISDICTION, AND NONE OF NUCO2 FUNDING LLC, NUCO2 LLC, NUCO2 SUPPLY LLC OR NUCO2 IP LLC (THE “CO-ISSUERS”) HAS BEEN REGISTERED UNDER THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED.  THIS NOTE AND ANY INTEREST HEREIN MAY BE TRANSFERRED, ASSIGNED, EXCHANGED OR OTHERWISE PLEDGED OR CONVEYED ONLY IN ACCORDANCE WITH (I) THE PROVISIONS OF THE CLASS A-3 NOTE PURCHASE AGREEMENT, DATED AS OF MAY 28, 2008 BY AND AMONG THE CO-ISSUERS, NUCO2, INC., AS MASTER MANAGER, NUCO2 MANAGEMENT LLC, AS TRANSACTION MANAGER, THE CONDUIT INVESTORS, THE COMMITTED NOTE PURCHASERS AND THE FUNDING AGENTS NAMED THEREIN AND UBS SECURITIES LLC, AS SERIES 2008-1 CLASS A-3 NOTE ADMINISTRATIVE AGENT AND (II) THE SERIES 2008-1 SUPPLEMENT, DATED AS OF MAY 28, 2008 BY AND AMONG THE CO-ISSUERS AND THE TRUSTEE, EACH AS AMENDED FROM TIME TO TIME.

1

THE PRINCIPAL OF THIS NOTE IS PAYABLE AS SET FORTH HEREIN AND SUBJECT TO INCREASES AND DECREASES AS SET FORTH HEREIN.  ACCORDINGLY, THE OUTSTANDING PRINCIPAL AMOUNT OF THIS NOTE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF.  ANY PERSON ACQUIRING THIS NOTE MAY ASCERTAIN ITS CURRENT PRINCIPAL AMOUNT BY INQUIRY OF THE TRUSTEE.

REGISTERED

No. [ ]	up to $20,000,000

SEE REVERSE FOR CERTAIN CONDITIONS

NUCO2 FUNDING LLC

NUCO2 LLC

NUCO2 SUPPLY LLC

NUCO2 IP LLC

SERIES 2008-1 VARIABLE FUNDING SENIOR NOTE, CLASS A-3

NUCO2 FUNDING LLC, a limited liability company formed under the laws of the State of Delaware, NUCO2 LLC, a limited liability company formed under the laws of the State of Delaware, NUCO2 SUPPLY LLC, a limited liability company formed under the laws of the State of Delaware, and NUCO2 IP LLC, a limited liability company formed under the laws of the State of Delaware (herein referred to, collectively, as the “Co-Issuers”), for value received, hereby jointly and severally promise to pay to [                              ], as Funding Agent, or registered assigns, up to the principal sum of [                            ] ($[              ]) or such lesser amount as shall equal the portion of the Series 2008-1 Class A-3 Outstanding Principal Amount evidenced by this Note as provided in the Indenture and the Series 2008-1 Class A-3 Note Purchase Agreement.  Payments of principal shall be payable in the amounts and at the times set forth in the Indenture described herein; provided, however, that the entire unpaid principal amount of this Note shall be due on the Payment Date (as defined below) occurring in June 2038 (the “Series 2008-1 Legal Final Maturity Date”).  Pursuant to the Series 2008-1 Class A-3 Note Purchase Agreement and the Series 2008-1 Supplement, the principal amount of this Note may be subject to increases or decreases on any Business Day during the Commitment Term, and principal with respect to the Series 2008-1 Class A-3 Notes may be paid earlier than the Series 2008-1 Legal Final Maturity Date as described in the Indenture.  The Co-Issuers shall pay interest on this Series 2008-1 Class A-3 Note (this “Note”) at the Series 2008-1 Class A-3 Note Interest Rate for each Interest Period in

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accordance with the terms of the Indenture.  Such amounts due on this Note will be payable in arrears on the 25th day of each month or, if such 25th day is not a Business Day, the next succeeding Business Day (each, a “Payment Date”), commencing on July 25, 2008.  Such amounts due on this Note will accrue for each Payment Date with respect to (i) initially, the period from and including the Series 2008-1 Closing Date to but excluding the Payment Date occurring in July 2008 (which shall be July 25, 2008) and (ii) thereafter, a period commencing on and including the immediately preceding Payment Date and ending on but excluding such Payment Date (each, an “Interest Period”) subject to the terms set forth in the Indenture.  Such amounts due on this Note with respect to the Note (and interest on any defaulted payments of amounts due on this Note at the same rate or at such other rate specified in the Indenture) will be computed in accordance with the Indenture.  In addition, under the circumstances set forth in the Indenture, the Co-Issuers shall also pay contingent additional interest on this Note at the Series 2008-1 Class A-3 Contingent Additional Interest Rate, and such contingent additional interest shall be computed and shall be payable in the amounts and at the times set forth in the Indenture.  In addition to and not in limitation of the foregoing and the provisions of the Indenture and the Series 2008-1 Class A-3 Note Purchase Agreement, the Co-Issuers further jointly and severally agree to pay to the holder of this Note such holder’s portion of the Series 2008-1 Class A-3 Senior Note Commitment Fee Amount and other fees, costs and expense reimbursements, indemnification amounts and other amounts due and payable in accordance with the Indenture and the Series 2008-1 Class A-3 Note Purchase Agreement.

The holder of this Note is authorized to endorse on the schedules annexed hereto and made a part hereof or on a continuation thereof which shall be attached hereto and made a part hereof the date and amount of each increase and decrease with respect thereto and the Series 2008-1 Class A-3 Note Interest Rate applicable thereto.  Each such endorsement shall constitute prima facie evidence of the accuracy of the information endorsed.  The failure to make any such endorsement or any error in any such endorsement shall not affect the obligations of the Co-Issuers in respect of the Series 2008-1 Class A-3 Outstanding Principal Amount.

The amounts due on this Note are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. All payments made by the Co-Issuers with respect to this Note shall be applied as provided in the Indenture.

This Note is subject to mandatory and optional prepayment, as set forth in the Indenture.

Reference is made to the further provisions of this Note set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Note. Although a summary of certain provisions of the Indenture is set forth herein and on the reverse hereof and made a part hereof, this Note does not purport to summarize the Indenture and reference is made to the Indenture for information with respect to the interests, rights, benefits, obligations, proceeds and duties evidenced hereby and the rights, duties and obligations of the Co-Issuers and the Trustee. A copy of the Indenture may be requested from the Trustee by writing to the Trustee at: U.S. Bank National Association, EP-MN-

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WS3D, 60 Livingston Avenue, St. Paul, MN 55107, Attn: Structured Finance/NuCO2, Facsimile: (866) 831-7910.

Subject to the immediately following paragraph, the Co-Issuers hereby certify and declare that all acts, conditions and things required to be done and performed and to have happened prior to the creation of this Note and to constitute it as the valid obligation of the Co-Issuers, enforceable in accordance with its terms, have been done and performed and have happened in due compliance with all applicable laws and in accordance with the terms of the Indenture.

Unless the certificate of authentication hereon has been executed by the Trustee whose name appears below by manual or facsimile signature, this Note shall not be entitled to any benefit under the Indenture referred to on the reverse hereof, or be valid or obligatory for any purpose.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

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IN WITNESS WHEREOF, each of the Co-Issuers has caused this Series 2008-1 Class A-3 Note to be duly executed by its respective duly authorized signatory or signatories, as applicable, as of the day and year written below.

Dated: [ ]
NuCO2 FUNDING LLC, as Co-Issuer

By: NuCO2 Inc., its Member

By:
Name:
Title:

NuCO2 LLC, as Co-Issuer

By: NuCO2 Funding LLC, its Member

By: NuCO2 Inc., its Member

By:
Name:
Title:

NuCO2 IP LLC, as Co-Issuer

By: NuCO2 Funding LLC, its Member

By: NuCO2 Inc., its Member

By:
Name:
Title:

NuCO2 SUPPLY LLC, as Co-Issuer

By: NuCO2 Funding LLC, its Member

By: NuCO2 Inc., its Member

By:
Name:
Title:

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CERTIFICATE OF AUTHENTICATION

This is one of the Series 2008-1 Notes issued under the within-mentioned Indenture.

U.S. BANK NATIONAL ASSOCIATION, not in its individual capacity but solely in its capacity as Trustee

By:
Name:
Title:

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[REVERSE OF NOTE]

This Note is one of a duly authorized issue of Series 2008-1 Class A-3 Notes of the Co-Issuers designated as their Series 2008-1 Variable Funding Senior Notes, Class A-3 (herein called the “Series 2008-1 Class A-3 Notes”), all issued under (i) the Base Indenture, dated as of May 28, 2008 (such Base Indenture, as amended, supplemented or modified, is herein called the “Base Indenture”), by and among the Co-Issuers and U.S. Bank National Association, a national banking association, as trustee (in such capacity, the “Trustee”, which term includes any successor Trustee under the Base Indenture), administrative agent and as securities intermediary and (ii) the Series 2008-1 Supplement to the Base Indenture, dated as of May 28, 2008 (as amended, supplemented or modified from time to time, the “Series 2008-1 Supplement”), among the Co-Issuers and the Trustee.  The Base Indenture, together with all Series Supplements, as amended, supplemented or otherwise modified from time to time by Supplements thereto in accordance with its terms are referred to herein as the “Indenture”.  The Series 2008-1 Class A-3 Notes are subject to all terms of the Indenture.  To the extent not defined herein, all capitalized terms used in this Note shall have the meanings assigned to them in or pursuant to the Indenture, as so supplemented, modified or amended.

The Series 2008-1 Class A-3 Notes are and will be secured by the Collateral pledged as security therefor as provided in the Indenture.

As provided for in the Indenture, the Series 2008-1 Class A-3 Notes may be prepaid, in whole or in part, at the option of the Co-Issuers.  In addition, the Series 2008-1 Class A-3 Notes are subject to mandatory prepayment as provided for in the Indenture.  As described above, the entire unpaid principal amount of this Note shall be due and payable on the Series 2008-1 Legal Final Maturity Date. All payments of principal of the Series 2008-1 Class A-3 Notes will be made pro rata to the holders of Series 2008-1 Class A-3 Notes entitled thereto.

The Person in whose name this Note is registered at the close of business on any Record Date with respect to a Payment Date or any date on which payments are permitted to be made as provided for in the Indenture, shall be entitled to receive the principal, premium, if any, and interest payable on such date notwithstanding the cancellation of this Note upon any registration of transfer, exchange or substitution of this Note subsequent to such Record Date, subject to any exceptions provided for in the Indenture.

Interest and fees and contingent additional interest, if any, will each accrue on the Series 2008-1 Class A-3 Notes at the rates set forth in the Indenture.  Such amounts will be computed on the basis set forth in the Indenture. Amounts payable on the Series 2008-1 Class A-3 Notes on each Payment Date will be calculated as set forth in the Indenture.

Payments of amounts due on this Note are subordinated to the payment of certain other amounts in accordance with the Priority of Payments.

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If an Event of Default shall occur and be continuing, this Note may become or be declared due and payable in the manner and with the effect provided in the Indenture.

Amounts payable in respect of this Note shall be made by wire transfer in immediately available funds to an account maintained by the Noteholder or its nominee, subject to the terms of the Indenture, the Series 2008-1 Class A-3 Note Purchase Agreement and any exceptions therein.

Subject to the terms of the Indenture, the Series 2008-1 Class A-3 Note Purchase Agreement and any exceptions therein, this Note may be transferred in whole or in part, in an amount equivalent to an authorized denomination, by surrendering this Note at the applicable Corporate Trust Office, with the form of transfer endorsed on it duly completed and executed by, or accompanied by a written instrument of transfer in form satisfactory to the Co-Issuers and the Registrar by, the Holder hereof or his attorney duly authorized in writing, with such signature guaranteed by an “eligible guarantor institution” meeting the requirements of the Registrar, which requirements include membership or participation in the Security Transfer Agent Medallion Program (“STAMP”) or such other “signature guarantee program” as may be determined by the Registrar in addition to, or in substitution for, STAMP, and accompanied by such certificates and documentation set forth in the Indenture.  In exchange for the proper presentment for transfer of this Note, the Co-Issuers shall execute and the Trustee shall promptly authenticate and deliver or cause to be authenticated and delivered in compliance with applicable law, to the transferee at such office, or send by mail (at the risk of the transferee) to such address as the transferee may request, Notes for the same aggregate principal amount as was transferred, all as more fully described in the Indenture.

As provided more fully in the Indenture, each Series 2008-1 Class A-3 Noteholder, by acceptance of a Series 2008-1 Class A-3 Note, covenants and agrees that by accepting the benefits of the Indenture that prior to the date that is one year and one day after the payment in full of all amounts due to all Noteholders, such Series 2008-1 Class A-3 Noteholder will not institute against, or join with any other Person in instituting against, any Securitization Entity any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings, under any federal or state bankruptcy or similar law; provided, however, that nothing herein shall constitute a waiver of any right to indemnification, reimbursement or other payment from the Securitization Entities pursuant to the Indenture or any other Related Document.

It is the intent of the Co-Issuers and each Series 2008-1 Class A-3 Noteholder that, under applicable tax law, the Series 2008-1 Class A-3 Notes will evidence indebtedness of the Co-Issuers or, if any of the Co-Issuers is disregarded as an entity separate from its owner, such owner, secured by the Collateral.  Each Series 2008-1 Class A-3 Noteholder, by the acceptance of this Note, hereby agrees to treat this Note (or beneficial interests herein in the case of a Note Owner) for purposes of all federal, state, local and foreign income or franchise Taxes and any other Tax imposed on or measured by income, as indebtedness of the Co-Issuers or, if any Co-Issuer is disregarded as an entity separate from its owner, such owner.

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The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Co-Issuers and the rights of the Series 2008-1 Class A-3 Noteholders under the Indenture at any time by the Co-Issuers with the consent of the Control Party and without the consent of any Series 2008-1 Class A-3 Noteholders.  The Indenture also contains provisions permitting the Control Party to waive compliance by the Co-Issuers with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences without the consent of any Series 2008-1 Class A-3 Noteholders. Any such consent or waiver of this Note (or any one or more predecessor Notes) shall be conclusive and binding upon such Series 2008-1 Class A-3 Noteholders and upon all future Series 2008-1 Class A-3 Noteholders of this Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent or waiver is made upon this Note.

The term “Co-Issuer” as used in this Note includes any successor to the Co-Issuers and any Additional Co-Issuers under the Indenture.

The Series 2008-1 Class A-3 Notes are issuable only in registered form in denominations as provided in the Indenture, subject to certain limitations set forth therein.

THIS NOTE AND THE INDENTURE SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICTS OF LAW PRINCIPLES (OTHER THAN SECTIONS 5-1401 AND 5-1402 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK).

No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Co-Issuers, which is absolute and unconditional, to pay the amounts due on this Note at the times, place and rate, and in the coin or currency herein prescribed.

To the extent that any Co-Issuer is or is deemed to be a guarantor or surety of another Co-Issuer under the Indenture, this Note or under any Related Document (in such capacity, a “Guarantor”), the liability of each Co-Issuer as a Guarantor under the Indenture, this Note or under any Related Document shall be irrevocable, absolute and unconditional irrespective of, and each Co-Issuer hereby irrevocably waives any defenses it may now have or hereafter acquire in any way relating to, any or all of the following: (a) any lack of validity or enforceability of any Related Document or any agreement or instrument relating thereto; (b) any change in the time, manner or place of payment of, or in any other term of, all or any of the Obligations of such other Co-Issuer (“Guaranteed Obligations”) or any other Obligations of any other Co-Issuer under or in respect of the Related Documents, or any other amendment or waiver of or any consent to departure from any Related Document, including, without limitation, any increase in the Guaranteed Obligations resulting from the extension of additional credit to any other Co-Issuer or any of its Subsidiaries or otherwise; (c) any taking, exchange, release or non-perfection of any Collateral or any other collateral, or any taking, release or amendment or waiver of, or consent to departure from, any other guaranty, for all or any of the Guaranteed Obligations; (d) any manner of application of Collateral or any other collateral, or proceeds thereof, to all or any of the Guaranteed

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Obligations, or any manner of sale or other disposition of any Collateral or any other collateral for all or any of the Guaranteed Obligations or any other Obligations of any other Co-Issuer under the Related Documents or any other assets of any other Co-Issuer or any of its Subsidiaries; (e) any change, restructuring or termination of the corporate structure or existence of any other Co-Issuer or any of its Subsidiaries; (f) any failure of any Secured Party to disclose to any Co-Issuer any information relating to the business, condition (financial or otherwise), operations, performance, properties or prospects of any other Co-Issuer now or hereafter known to such Secured Party (and any duty on the part of the Secured Parties to disclose such information is hereby waived); (g) the failure of any other Person to execute or deliver any Related Document or any other guaranty or agreement or the release or reduction of liability of any Guarantor or other guarantor or surety with respect to the Guaranteed Obligations; or (h) any other circumstance (including, without limitation, any statute of limitations) or any existence of or reliance on any representation by any Secured Party that might otherwise constitute a defense available to, or a discharge of, any other Co-Issuer or any other guarantor or surety.

The provisions of the foregoing paragraph shall continue to be effective or be reinstated, as the case may be, if at any time any payment of any of the Guaranteed Obligations is rescinded or must otherwise be returned by any Secured Party or any other Person upon the insolvency, bankruptcy or reorganization of any Co-Issuer or otherwise, all as though such payment had not been made.

Each Co-Issuer in its capacity as a Guarantor (to the extent applicable) hereby unconditionally and irrevocably waives: (a) promptness, diligence, notice of acceptance, presentment, demand for performance, notice of nonperformance, default, acceleration, protest or dishonor and any other notice with respect to any of the Guaranteed Obligations and any requirement that any Secured Party protect, secure, perfect or insure any Lien or any property subject thereto or exhaust any right or take any action against any other Co-Issuer or any other Person or any Collateral; (b) any right to revoke this guaranty and acknowledges that this guaranty is continuing in nature and applies to all Guaranteed Obligations, whether existing now or in the future; (c) (x) any defense arising by reason of any claim or defense based upon an election of remedies by any Secured Party that in any manner impairs, reduces, releases or otherwise adversely affects the subrogation, reimbursement, exoneration, contribution or indemnification rights of such Guarantor or other rights of such Guarantor to proceed against any of the other Co-Issuers, any other guarantor or any other Person or any Collateral and (y) any defense based on any right of set-off or counterclaim against or in respect of the Obligations of such Guarantor pursuant to this Indenture and this Note; and (d) any duty on the part of any Secured Party to disclose to such Guarantor any matter, fact or thing relating to the business, condition (financial or otherwise), operations, performance, properties or prospects of any other Co-Issuer or any of its Subsidiaries now or hereafter known by such Secured Party.

Each Co-Issuer in its capacity as a Guarantor acknowledges that (x) the Trustee may, without notice to or demand upon such Guarantor and without affecting the liability of such Guarantor under the Related Documents, foreclose under any mortgage by nonjudicial sale, and each Guarantor hereby waives any defense to the recovery by the Trustee and the other Secured Parties against such Guarantor of any deficiency after such

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nonjudicial sale and any defense or benefits that may be afforded by applicable law and (y) it will receive substantial direct and indirect benefits from the financing arrangements contemplated by the Related Documents and that the waivers set forth in the foregoing three paragraphs are knowingly made in contemplation of such benefits.

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ASSIGNMENT

Social Security or taxpayer I.D. or other identifying number of assignee:

FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto

(name and address of assignee)

the within  Note and all rights thereunder, and hereby irrevocably constitutes and appoints                                         , attorney, to transfer said Note on the books kept for registration thereof, with full power of substitution in the premises.

Dated:	By:	(1)

Signature Guaranteed:

(1)          NOTE:  The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within Note, without alteration, enlargement or any change whatsoever.

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INCREASES AND DECREASES

Date	Unpaid Principal Amount	Increase	Decrease	Total	Series 2008-1 Class A-3 Note Interest Rate	Interest Period (if applicable)	Notation Made By

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EXHIBIT B-1-1

FORM OF SERIES 2008-1 RESTRICTED RULE 144A CLASS B-1 GLOBAL NOTE

THIS FIXED RATE SERIES 2008-1 SUBORDINATED NOTE, CLASS B-1 DUE 2038 (THIS “NOTE”) HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR WITH ANY SECURITIES REGULATORY AUTHORITY OF ANY STATE OR OTHER RELEVANT JURISDICTION, AND NONE OF NUCO2 FUNDING LLC, NUCO2 LLC, NUCO2 SUPPLY LLC AND NUCO2 IP LLC (THE “CO-ISSUERS”) HAS BEEN REGISTERED UNDER THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED (THE “1940 ACT”).  THIS NOTE OR ANY INTEREST HEREIN MAY BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY (A) IN THE UNITED STATES TO EITHER THE  INITIAL PURCHASER OR A SUBSEQUENT TRANSFEREE WHO IS BOTH A “QUALIFIED INSTITUTIONAL BUYER” AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT (“RULE 144A”) AND A “QUALIFIED PURCHASER” (WITHIN THE MEANING OF THE 1940 ACT), ACTING FOR ITS OWN ACCOUNT OR ONE OR MORE ACCOUNTS WITH RESPECT TO WHICH SUCH INITIAL PURCHASER OR SUBSEQUENT TRANSFEREE EXERCISES SOLE INVESTMENT DISCRETION, EACH OF WHICH IS BOTH A QUALIFIED INSTITUTIONAL BUYER AND A QUALIFIED PURCHASER, AND NONE OF WHICH IS (1) A DEALER OF THE TYPE DESCRIBED IN PARAGRAPH (a)(1)(ii) OF RULE 144A UNLESS IT OWNS AND INVESTS ON A DISCRETIONARY BASIS NOT LESS THAN $25,000,000 IN SECURITIES OF ISSUERS THAT ARE NOT AFFILIATED TO IT, (2) A PARTICIPANT-DIRECTED EMPLOYEE PLAN, SUCH AS A 401(k) PLAN, OR ANY OTHER TYPE OF PLAN REFERRED TO IN PARAGRAPH (a)(1)(i)(D) OR (a)(1)(i)(E) OF RULE 144A, OR A TRUST FUND REFERRED TO IN PARAGRAPH (a)(1)(i)(F) OF RULE 144A THAT HOLDS THE ASSETS OF SUCH A PLAN, UNLESS INVESTMENT DECISIONS WITH RESPECT TO THE PLAN ARE MADE SOLELY BY THE FIDUCIARY, TRUSTEE OR SPONSOR OF SUCH PLAN, (3) FORMED OR CAPITALIZED FOR THE SPECIFIC PURPOSE OF INVESTING IN THE CO-ISSUERS (EXCEPT WHERE EACH BENEFICIAL OWNER IS A QUALIFIED PURCHASER), (4) A CORPORATION, PARTNERSHIP, COMMON TRUST FUND, SPECIAL TRUST, PENSION FUND OR RETIREMENT PLAN IN WHICH THE SHAREHOLDERS, EQUITY OWNERS, PARTNERS, BENEFICIARIES, BENEFICIAL OWNERS OR PARTICIPANTS, AS APPLICABLE, MAY DESIGNATE THE PARTICULAR INVESTMENTS TO BE MADE, (5) IF FORMED ON OR BEFORE APRIL 30, 1996, AN INVESTMENT COMPANY THAT RELIES ON THE EXCLUSION FROM THE DEFINITION OF “INVESTMENT COMPANY” PROVIDED BY SECTION 3(c)(7) OF THE 1940 ACT (OR A FOREIGN INVESTMENT COMPANY UNDER SECTION 7(d) THEREOF RELYING ON SECTION 3(c)(7) WITH RESPECT TO THOSE OF ITS HOLDERS THAT ARE U.S. PERSONS), UNLESS, WITH RESPECT TO ITS TREATMENT AS A QUALIFIED PURCHASER, IT HAS, IN THE MANNER REQUIRED BY SECTION 2(a)(51)(C) OF THE 1940 ACT AND THE RULES AND

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REGULATIONS THEREUNDER, RECEIVED THE CONSENT OF ITS BENEFICIAL OWNERS THAT ACQUIRED THEIR INTERESTS ON OR BEFORE APRIL 30, 1996, (6) AN ENTITY THAT, IMMEDIATELY SUBSEQUENT TO ITS PURCHASE OR OTHER ACQUISITION OF A BENEFICIAL INTEREST IN THIS NOTE, WILL HAVE INVESTED MORE THAN 40% OF ITS ASSETS IN BENEFICIAL INTERESTS IN THIS NOTE AND/OR IN OTHER SECURITIES OF THE CO-ISSUERS (UNLESS ALL OF THE BENEFICIAL OWNERS OF SUCH ENTITY’S SECURITIES ARE QUALIFIED PURCHASERS) TO WHOM NOTICE IS GIVEN THAT THE RESALE, PLEDGE OR OTHER TRANSFER IS BEING MADE IN RELIANCE ON THE EXEMPTION FROM SECURITIES ACT REGISTRATION PROVIDED BY RULE 144A OR (7) (I) (i) AN EMPLOYEE BENEFIT PLAN DESCRIBED IN SECTION 3(3) OF ERISA BUT NOT SUBJECT TO ERISA OR AN ENTITY THE ASSETS OF WHICH CONSTITUTE ASSETS OF SUCH A PLAN, (ii) AN EMPLOYEE BENEFIT PLAN THAT IS SUBJECT TO TITLE I OF ERISA, (iii) A PLAN, INDIVIDUAL RETIREMENT ACCOUNT OR OTHER ARRANGEMENT SUBJECT TO SECTION 4975 OF THE CODE OR AN ENTITY WHOSE UNDERLYING ASSETS ARE CONSIDERED TO INCLUDE “PLAN ASSETS” OF ANY SUCH PLAN, ACCOUNT OR ARRANGEMENT UNDER U.S. DEPARTMENT OF LABOR REGULATIONS, AS MODIFIED (EACH, A “PLAN”), AND SUCH ENTITY IS NOT ACQUIRING OR HOLDING THIS NOTE FOR OR ON BEHALF OF OR WITH THE ASSETS OF ANY PLAN OR (II) A PURCHASER THAT IS UNABLE TO REPRESENT AND WARRANT THAT THE PURCHASE AND HOLDING OF THIS NOTE DOES NOT AND WILL NOT RESULT IN A NON-EXEMPT PROHIBITED TRANSACTION UNDER SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE (OR, IN THE CASE OF A GOVERNMENTAL OR OTHER PLAN, ANY APPLICABLE SIMILAR LAW), OR (B) OUTSIDE THE UNITED STATES TO THE INITIAL PURCHASER OR A SUBSEQUENT TRANSFEREE WHO IS A QUALIFIED PURCHASER AND NEITHER A “U.S. PERSON” AS DEFINED IN REGULATION S UNDER THE SECURITIES ACT (“REGULATION S”) NOR A “U.S. RESIDENT” AS DEFINED FOR PURPOSES OF THE 1940 ACT, ACTING FOR ITS OWN ACCOUNT OR ONE OR MORE ACCOUNTS WITH RESPECT TO WHICH SUCH INITIAL PURCHASER OR SUBSEQUENT TRANSFEREE EXERCISES SOLE INVESTMENT DISCRETION, EACH OF WHICH IS A QUALIFIED PURCHASER, AND NONE OF WHICH ARE A U.S. PERSON OR A U.S. RESIDENT, IN OFFSHORE TRANSACTIONS IN RELIANCE ON REGULATION S, AND, IN EACH CASE, IN COMPLIANCE WITH THE CERTIFICATIONS AND OTHER REQUIREMENTS SPECIFIED IN THE INDENTURE REFERRED TO HEREIN AND ANY APPLICABLE SECURITIES LAWS OF ANY STATE OR THE UNITED STATES AND ANY OTHER RELEVANT JURISDICTION. THE INITIAL PURCHASER AND EACH SUBSEQUENT TRANSFEREE TAKING DELIVERY OF THIS NOTE OR AN INTEREST IN THIS NOTE WILL MAKE THE APPLICABLE REPRESENTATIONS AND AGREEMENTS REFERRED TO IN THE INDENTURE.  THE INITIAL PURCHASER AND EACH SUBSEQUENT TRANSFEREE TAKING DELIVERY OF THIS NOTE OR AN INTEREST IN THIS NOTE IN THE FORM OF AN INTEREST IN A RESTRICTED REGULATION S CLASS B-1 GLOBAL NOTE OR A RESTRICTED RULE 144A CLASS B-1 GLOBAL NOTE WILL BE REQUIRED TO DELIVER A TRANSFER CERTIFICATE IN THE FORM REQUIRED BY THE INDENTURE AND WILL BE DEEMED OR

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REQUIRED TO MAKE THE APPLICABLE REPRESENTATIONS AND AGREEMENTS REFERRED TO IN THE INDENTURE.

THE CO-ISSUERS MAY REQUIRE ANY HOLDER OF THIS NOTE WHO IS DETERMINED NOT TO HAVE BEEN (I) IF THIS NOTE IS ACQUIRED IN THE UNITED STATES, BOTH A QUALIFIED INSTITUTIONAL BUYER AND A QUALIFIED PURCHASER OR (II) IF THIS NOTE WAS ACQUIRED OUTSIDE OF THE UNITED STATES, BOTH A QUALIFIED PURCHASER AND NEITHER A U.S. PERSON NOR A U.S. RESIDENT AT THE TIME OF ACQUISITION OF THIS NOTE TO SELL THIS NOTE TO A PERSON WHO IS (A) BOTH A QUALIFIED INSTITUTIONAL BUYER AND A QUALIFIED PURCHASER IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, OR (B) A QUALIFIED PURCHASER AND NEITHER A U.S. PERSON NOR A U.S. RESIDENT IN A TRANSACTION MEETING THE REQUIREMENTS OF REGULATION S.

ANY TRANSFER OF THIS NOTE IN VIOLATION OF THE FOREGOING WILL BE OF NO FORCE AND EFFECT AND WILL BE VOID AB INITIO AND WILL NOT OPERATE TO TRANSFER ANY RIGHTS TO THE INITIAL PURCHASER OR SUBSEQUENT TRANSFEREE, NOTWITHSTANDING ANY INSTRUCTIONS TO THE CONTRARY TO THE CO-ISSUERS, THE TRUSTEE OR ANY INTERMEDIARY.

[THIS NOTE HAS BEEN ISSUED WITH ORIGINAL ISSUE DISCOUNT (“OID”) FOR UNITED STATES FEDERAL INCOME TAX PURPOSES.  THE ISSUE PRICE, AMOUNT OF OID, ISSUE DATE AND YIELD TO MATURITY OF THIS NOTE MAY BE OBTAINED BY WRITING TO THE MASTER MANAGER AT ITS ADDRESS SET FORTH IN THE INDENTURE.](1)

THIS NOTE IS A GLOBAL NOTE WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF THE DEPOSITORY TRUST COMPANY (“DTC”), A NEW YORK CORPORATION, 55 WATER STREET, NEW YORK, NEW YORK 10004, OR A NOMINEE THEREOF.  THIS NOTE MAY NOT BE EXCHANGED IN WHOLE OR IN PART FOR A SECURITY REGISTERED, AND NO TRANSFER OF THIS NOTE IN WHOLE OR IN PART MAY BE REGISTERED, IN THE NAME OF ANY PERSON OTHER THAN DTC OR A NOMINEE THEREOF, EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE.  UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF DTC TO THE CO-ISSUERS OR THE REGISTRAR, AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC, AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC, ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL BECAUSE THE REGISTERED OWNER, CEDE & CO., HAS AN INTEREST HEREIN.

(1) Insert as applicable.

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SERIES 2008-1 RESTRICTED RULE 144A CLASS B-1 GLOBAL NOTE

No. [ ]	$[ ]

SEE REVERSE FOR CERTAIN CONDITIONS

CUSIP Number: 67035U AB7

ISIN Number: US67035UAB70

NUCO2 FUNDING LLC

NUCO2 LLC

NUCO2 SUPPLY LLC

NUCO2 IP LLC

[  ] % FIXED RATE SERIES 2008-1 SUBORDINATED NOTE, CLASS B-1

NUCO2 FUNDING LLC, a limited liability company formed under the laws of the State of Delaware, NUCO2 LLC, a limited liability company formed under the laws of the State of Delaware, NUCO2 SUPPLY LLC, a limited liability company formed under the laws of the State of Delaware, and NUCO2 IP LLC, a limited liability company formed under the laws of the State of Delaware (herein referred to, collectively, as the “Co-Issuers”), for value received, hereby jointly and severally promise to pay to CEDE & CO. or registered assigns, the principal sum of [                              ] ($[                  ]) as provided below and in the Indenture (defined on reverse). Payments of principal shall be payable in the amounts and at the times set forth in the Indenture; provided, however, that the entire unpaid principal amount of this Note shall be due on the Payment Date (as defined below) occurring in June 2038 (the “Series 2008-1 Legal Final Maturity Date”).  The Co-Issuers shall pay interest on this Fixed Rate Series 2008-1 Subordinated Note, Class B-1 (this “Note”), at the Series 2008-1 Class B-1 Note Interest Rate, as such rate may be adjusted in accordance with the terms of the Indenture, for each Interest Period in accordance with the terms of the Indenture.  Such interest will be payable in arrears on the 25th day of each month or, if such day is not a Business Day, the next succeeding Business Day (each, a “Payment Date”), commencing on July 25, 2008. Such amounts due on this Note will accrue for each Payment Date with respect to (i) initially, the period from and including the Series 2008-1 Closing Date to but excluding the Payment Date occurring in July 2008 (which shall be July 25, 2008) and (ii) thereafter, the period commencing on and including the immediately preceding Payment Date and ending on but excluding such Payment Date (each, an “Interest Period”), subject to the terms set forth in the Indenture. Such amounts due on this Note with respect to the Note (and interest on any defaulted payments of amounts due on this Note at the same rate or at such other rate specified in the Indenture) will be computed in accordance with the Indenture. In addition, under the circumstances set forth in the Indenture, the Co-Issuers shall also pay contingent additional interest on this Note in the form of the Series 2008-1

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Class B-1 Contingent Additional Interest, which shall be computed and shall be payable in the amounts and at the times set forth in the Indenture.

The principal of and interest on this Note are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. All payments made by the Co-Issuers with respect to this Note shall be applied as provided in the Indenture.

This Note is subject to mandatory and optional principal prepayments, as set forth in the Indenture.

Interests in this Note are exchangeable or transferable in whole or in part for interests in a Restricted Regulation S Class B-1 Global Note or an Unrestricted Class B-1 Global Note; provided that such transfer or exchange complies with the applicable provisions of the Indenture relating to the transfer of the Notes. Interests in this Note in certain circumstances may also be exchangeable or transferable in whole but not in part for duly executed and issued registered Definitive Notes; provided that such transfer or exchange complies with Article II of the Base Indenture and Article IV of the Series 2008-1 Supplement.

Reference is made to the further provisions of this Note set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Note. Although a summary of certain provisions of the Indenture is set forth herein and on the reverse hereof and made a part hereof, this Note does not purport to summarize the Indenture and reference is made to the Indenture for information with respect to the interests, rights, benefits, obligations, proceeds and duties evidenced hereby and the rights, duties and obligations of the Co-Issuers and the Trustee. A copy of the Indenture may be requested from the Trustee by writing to the Trustee at: U.S. Bank National Association, EP-MN-WS3D, 60 Livingston Avenue, St. Paul, MN 55107, Attn: Structured Finance/NuCO2. Facsimile: (866) 831-7910.

Subject to the immediately following paragraph, the Co-Issuers hereby certify and declare that all acts, conditions and things required to be done and performed and to have happened prior to the creation of this Note and to constitute it as the valid obligation of the Co-Issuers, enforceable in accordance with its terms, have been done and performed and have happened in due compliance with all applicable laws and in accordance with the terms of the Indenture.

Unless the certificate of authentication hereon has been executed by the Trustee whose name appears below by manual or facsimile signature, this Note shall not be entitled to any benefit under the Indenture referred to on the reverse hereof, or be valid or obligatory for any purpose.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

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IN WITNESS WHEREOF, each of the Co-Issuers has caused this Series 2008-1 Restricted Rule 144A Class B-1 Global Note to be duly executed by its respective duly authorized signatory or signatories, as applicable, as of the day and year written below.

Dated: [ ]

NuCO2 FUNDING LLC, as Co-Issuer

	By:	NuCO2 Inc., its Member

By:
Name:
Title:

NuCO2 LLC, as Co-Issuer

	By:	NuCO2 Funding LLC, its Member

	By:	NuCO2 Inc., its Member

By:
Name:
Title:

NuCO2 IP LLC, as Co-Issuer

	By:	NuCO2 Funding LLC, its Member

	By:	NuCO2 Inc., its Member

By:
Name:
Title:

NuCO2 SUPPLY LLC, as Co-Issuer

	By:	NuCO2 Funding LLC, its Member

	By:	NuCO2 Inc., its Member

By:
Name:
Title:

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CERTIFICATE OF AUTHENTICATION

This is one of the Series 2008-1 Notes issued under the within-mentioned Indenture.

U.S. BANK NATIONAL ASSOCIATION, not in its individual capacity but solely in its capacity as Trustee

By:
Name:
Title:

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[REVERSE OF NOTE]

This Note is one of a duly authorized issue of Fixed Rate Series 2008-1 Subordinated Notes, Class B-1 of the Co-Issuers designated as their Fixed Rate Series 2008-1 Subordinated Notes, Class B-1 (herein called the “Series 2008-1 Notes”), all issued under (i) a Base Indenture, dated as of May 28, 2008 (such Base Indenture, as amended, supplemented or modified, is herein called the “Base Indenture”), by and among the Co-Issuers and U.S. Bank National Association, a national banking association, as trustee (in such capacity, the “Trustee”, which term includes any successor Trustee under the Base Indenture), administrative agent and as securities intermediary, and (ii) a Series 2008-1 Supplement to the Base Indenture, dated as of May 28, 2008 (such Series 2008-1 Supplement, as amended, supplemented or modified from time to time, is herein called the “Series 2008-1 Supplement”), among the Co-Issuers and the Trustee.  The Base Indenture, together with all Series Supplements, as amended, supplemented or otherwise modified from time to time by Supplements thereto in accordance with its terms are referred to herein as the “Indenture”.  The Series 2008-1 Notes are subject to all terms of the Indenture.  To the extent not defined herein, all capitalized terms used in this Note shall have the meanings assigned to them in or pursuant to the Indenture, as supplemented, modified or amended.

The Series 2008-1 Notes are and will be secured by the Collateral pledged as security therefor as provided in the Indenture and in the Pledge Agreement.

The Notes will be issued in minimum denominations of $100,000 and integral multiples of $ 1,000 in excess thereof.

As provided for in the Indenture, subject to certain specified conditions, the Series 2008-1 Notes may be prepaid, in whole but not in part, at the option of the Co-Issuers. In addition, the Series 2008-1 Notes are subject to mandatory principal prepayment provisions as provided for in the Indenture. With certain exceptions, the Co-Issuers will be obligated to pay the Series 2008-1 Note Make-Whole Premium relating to any Series 2008-1 Notes on any prepayment of principal of any Series 2008-1 Notes on or prior to the Series 2008-1 Prepayment Date as described in the Indenture. As described above, the entire unpaid principal amount of this Note shall be due and payable on the Series 2008-1 Legal Final Maturity Date. All payments of principal relating to any Class of Series 2008-1 Notes will be made pro rata to the Holders of such Class of Series 2008-1 Notes.

The Person in whose name this Note is registered at the close of business on any Record Date with respect to a Payment Date or any date on which payments are permitted to be made as provided for in the Indenture, shall be entitled to receive the principal, premium, if any, and interest payable on such date notwithstanding the cancellation of this Note upon any registration of transfer, exchange or substitution of this Note subsequent to such Record Date, subject to any exceptions provided for in the Indenture.

Interest and contingent additional interest, if any, will each accrue on the Series 2008-1 Notes at the rates set forth in the Indenture. The interest and contingent additional interest, if any, will be computed on the basis set forth in the Indenture. The amount of interest

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payable on the Series 2008-1 Notes on each Payment Date will be calculated as set forth in the Indenture.

Payments of principal of and interest on this Note are subordinated to the payment of certain other amounts in accordance with the Priority of Payments in the Indenture.

If an Event of Default shall occur and be continuing, this Note may become or be declared due and payable in the manner and with the effect provided in the Indenture.

Amounts payable in respect of this Note shall be made by wire transfer in immediately available funds to an account maintained by the Noteholder or its nominee, subject to the terms of the Indenture and any exceptions therein.

Subject to the terms of the Indenture and any exceptions therein, this Note may not be transferred, in whole or in part, to any Person other than DTC or a nominee thereof, or to a successor Depository or to a nominee of a successor Depository, and no such transfer to any such other Person may be registered, in each case, except in the limited circumstances described in the Indenture; provided, however, that (i) any transfer of this Note that is issued in exchange for a Series 2008-1 Class B-1 Global Note or (ii) any transfer of a beneficial interest in a Series 2008-1 Class B-1 Global Note, in each case effected in accordance with the provisions of the Indenture, shall not be prohibited.

As provided more fully in the Indenture, each Holder of Series 2008-1 Notes, by acceptance of a Series 2008-1 Note, covenants and agrees that by accepting the benefits of the Indenture that prior to the date that is one year and one day after the payment in full of all amounts due to all Noteholders, such Series 2008-1 Noteholder will not institute against, or join with any other Person in instituting against, any Securitization Entity any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings, under any federal or state bankruptcy or similar law; provided, however, that nothing herein shall constitute a waiver of any right to indemnification, reimbursement or other payment from the Securitization Entities pursuant to the Indenture or any other Related Document.

It is the intent of the Co-Issuers and each Holder of Series 2008-1 Notes that, under applicable tax law, the Series 2008-1 Notes will evidence indebtedness of the Co-Issuers or, if any of the Co-Issuers is disregarded as an entity separate from its owner, such owner, secured by the Collateral. Each Holder of Series 2008-1 Notes, by the acceptance of this Note, hereby agrees to treat this Note (or beneficial interests herein) for all purposes of federal, state, local and foreign income or franchise Taxes and any other Tax imposed on or measured by income, as indebtedness of the Co-Issuers or, if any Co-Issuer is disregarded as an entity separate from its owner, such owner.

The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Co-Issuers and the rights of the Holders of Series 2008-1 Notes under the Indenture at any time by the Co-Issuers with the consent of the Control Party and without the consent of any Holders of Series 2008-1 Notes. The Indenture also contains provisions permitting the Control Party to waive compliance by the Co-Issuers with certain provisions of the Indenture without the consent of any Holders of Series 2008-1 Notes. Any such consent or waiver of this Note (or any one or more predecessor

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Notes) shall be conclusive and binding upon the Holder of this Note and all future Holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent or waiver is made upon this Note.

The term “Co-Issuer” as used in this Note includes any successor to the Co-Issuers under the Indenture.

The Series 2008-1 Notes are issuable only in registered form in denominations as provided in the Indenture, subject to certain limitations set forth therein.

THIS NOTE AND THE INDENTURE SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICTS OF LAW PRINCIPLES (OTHER THAN SECTIONS 5-1401 AND 5-1402 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK).

No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Co-Issuers, which is absolute and unconditional, to pay the principal of and interest and premium, if any, on this Note at the times, place and rate, and in the coin or currency herein prescribed.

To the extent that any Co-Issuer is or is deemed to be a guarantor or surety of another Co-Issuer under the Indenture, this Note or under any Related Document (in such capacity, a “Guarantor”), the liability of each Co-Issuer as a Guarantor under the Indenture, this Note or under any Related Document shall be irrevocable, absolute and unconditional irrespective of, and each Co-Issuer hereby irrevocably waives any defenses it may now have or hereafter acquire in any way relating to, any or all of the following: (a) any lack of validity or enforceability of any Related Document or any agreement or instrument relating thereto; (b) any change in the time, manner or place of payment of, or in any other term of, all or any of the Obligations of such other Co-Issuer (“Guaranteed Obligations”) or any other Obligations of any other Co-Issuer under or in respect of the Related Documents, or any other amendment or waiver of or any consent to departure from any Related Document, including, without limitation, any increase in the Guaranteed Obligations resulting from the extension of additional credit to any other Co-Issuer or any of its Subsidiaries or otherwise; (c) any taking, exchange, release or non-perfection of any Collateral or any other collateral, or any taking, release or amendment or waiver of, or consent to departure from, any other guaranty, for all or any of the Guaranteed Obligations; (d) any manner of application of Collateral or any other collateral, or proceeds thereof, to all or any of the Guaranteed Obligations, or any manner of sale or other disposition of any Collateral or any other collateral for all or any of the Guaranteed Obligations or any other Obligations of any other Co-Issuer under the Related Documents or any other assets of any other Co-Issuer or any of its Subsidiaries; (e) any change, restructuring or termination of the corporate structure or existence of any other Co-Issuer or any of its Subsidiaries; (f) any failure of any Secured Party to disclose to any Co-Issuer any information relating to the business, condition (financial or otherwise), operations, performance, properties or prospects of any other Co-Issuer now or hereafter known to such Secured Party (and any duty on the part of the Secured Parties to disclose such information is hereby waived); (g) the failure of any other

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Person to execute or deliver any Related Document or any other guaranty or agreement or the release or reduction of liability of any Guarantor or other guarantor or surety with respect to the Guaranteed Obligations; or (h) any other circumstance (including, without limitation, any statute of limitations) or any existence of or reliance on any representation by any Secured Party that might otherwise constitute a defense available to, or a discharge of, any other Co-Issuer or any other guarantor or surety.

The provisions of the foregoing paragraph shall continue to be effective or be reinstated, as the case may be, if at any time any payment of any of the Guaranteed Obligations is rescinded or must otherwise be returned by any Secured Party or any other Person upon the insolvency, bankruptcy or reorganization of any Co-Issuer or otherwise, all as though such payment had not been made.

Each Co-Issuer in its capacity as a Guarantor (to the extent applicable) hereby unconditionally and irrevocably waives: (a) promptness, diligence, notice of acceptance, presentment, demand for performance, notice of nonperformance, default, acceleration, protest or dishonor and any other notice with respect to any of the Guaranteed Obligations and any requirement that any Secured Party protect, secure, perfect or insure any Lien or any property subject thereto or exhaust any right or take any action against any other Co-Issuer or any other Person or any Collateral; (b) any right to revoke this guaranty and acknowledges that this guaranty is continuing in nature and applies to all Guaranteed Obligations, whether existing now or in the future; (c) (x) any defense arising by reason of any claim or defense based upon an election of remedies by any Secured Party that in any manner impairs, reduces, releases or otherwise adversely affects the subrogation, reimbursement, exoneration, contribution or indemnification rights of such Guarantor or other rights of such Guarantor to proceed against any of the other Co-Issuers, any other guarantor or any other Person or any Collateral and (y) any defense based on any right of set-off or counterclaim against or in respect of the Obligations of such Guarantor pursuant to this Indenture and this Note; and (d) any duty on the part of any Secured Party to disclose to such Guarantor any matter, fact or thing relating to the business, condition (financial or otherwise), operations, performance, properties or prospects of any other Co-Issuer or any of its Subsidiaries now or hereafter known by such Secured Party.

Each Co-Issuer in its capacity as a Guarantor acknowledges that (x) the Trustee may, without notice to or demand upon such Guarantor and without affecting the liability of such Guarantor under the Related Documents, foreclose under any mortgage by nonjudicial sale, and each Guarantor hereby waives any defense to the recovery by the Trustee and the other Secured Parties against such Guarantor of any deficiency after such nonjudicial sale and any defense or benefits that may be afforded by applicable law and (y) it will receive substantial direct and indirect benefits from the financing arrangements contemplated by the Related Documents and that the waivers set forth in the foregoing three paragraphs are knowingly made in contemplation of such benefits.

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ASSIGNMENT

Social Security or taxpayer I.D. or other identifying number of assignee:

FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto

(name and address of assignee)

The within Note and all rights thereunder, and hereby irrevocably constitutes and appoints                               , attorney, to transfer said Note on the books kept for registration thereof, with full power of substitution in the premises.

Dated:	By:	(1)

Signature Guaranteed:

(1)        NOTE: The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within Note, without alteration, enlargement or any change whatsoever.

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SCHEDULE OF EXCHANGES IN RESTRICTED RULE 144A CLASS B-1 GLOBAL NOTE

The initial principal balance of this Restricted Rule 144A Class B-1 Global Note is $[                  ]. The following exchanges of an interest in this Restricted Rule 144A Class B-1 Global Note for an interest in a corresponding Restricted Regulation S Class B-1 Global Note or Unrestricted Class B-1 Global Note have been made:

Date	Amount of Increase (or Decrease) in the Principal Amount of this Restricted Rule 144A Class B-1 Global Note	Remaining Principal Amount of this Restricted Rule 144A Class B-1 Global Note following the Increase or Decrease	Signature of Authorized Officer of Trustee of Registrar

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EXHIBIT B-1-2

FORM OF SERIES 2008-1 RESTRICTED REGULATION S CLASS B-1 GLOBAL NOTE

THIS FIXED RATE SERIES 2008-1 SUBORDINATED NOTE, CLASS B-1 DUE 2038 (THIS “NOTE”) HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR WITH ANY SECURITIES REGULATORY AUTHORITY OF ANY STATE OR OTHER RELEVANT JURISDICTION, AND NONE OF NUCO2 FUNDING LLC, NUCO2 LLC, NUCO2 SUPPLY LLC AND NUCO2 IP LLC (THE “CO-ISSUERS”) HAS BEEN REGISTERED UNDER THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED (THE “1940 ACT”). THIS NOTE OR ANY INTEREST HEREIN MAY BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY (A) IN THE UNITED STATES TO EITHER THE  INITIAL PURCHASER OR A SUBSEQUENT TRANSFEREE WHO IS BOTH A “QUALIFIED INSTITUTIONAL BUYER” AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT (“RULE 144A”) AND A “QUALIFIED PURCHASER” (WITHIN THE MEANING OF THE 1940 ACT), ACTING FOR ITS OWN ACCOUNT OR ONE OR MORE ACCOUNTS WITH RESPECT TO WHICH SUCH INITIAL PURCHASER OR SUBSEQUENT TRANSFEREE EXERCISES SOLE INVESTMENT DISCRETION, EACH OF WHICH IS BOTH A QUALIFIED INSTITUTIONAL BUYER AND A QUALIFIED PURCHASER, AND NONE OF WHICH IS (1) A DEALER OF THE TYPE DESCRIBED IN PARAGRAPH (a)(1)(ii) OF RULE 144A UNLESS IT OWNS AND INVESTS ON A DISCRETIONARY BASIS NOT LESS THAN $25,000,000 IN SECURITIES OF ISSUERS THAT ARE NOT AFFILIATED TO IT, (2) A PARTICIPANT-DIRECTED EMPLOYEE PLAN, SUCH AS A 401(k) PLAN, OR ANY OTHER TYPE OF PLAN REFERRED TO IN PARAGRAPH (a)(1)(i)(D) OR (a)(1)(i)(E) OF RULE 144A, OR A TRUST FUND REFERRED TO IN PARAGRAPH (a)(1)(i)(F) OF RULE 144A THAT HOLDS THE ASSETS OF SUCH A PLAN, UNLESS INVESTMENT DECISIONS WITH RESPECT TO THE PLAN ARE MADE SOLELY BY THE FIDUCIARY, TRUSTEE OR SPONSOR OF SUCH PLAN, (3) FORMED OR CAPITALIZED FOR THE SPECIFIC PURPOSE OF INVESTING IN THE CO-ISSUERS (EXCEPT WHERE EACH BENEFICIAL OWNER IS A QUALIFIED PURCHASER), (4) A CORPORATION, PARTNERSHIP, COMMON TRUST FUND, SPECIAL TRUST, PENSION FUND OR RETIREMENT PLAN IN WHICH THE SHAREHOLDERS, EQUITY OWNERS, PARTNERS, BENEFICIARIES, BENEFICIAL OWNERS OR PARTICIPANTS, AS APPLICABLE, MAY DESIGNATE THE PARTICULAR INVESTMENTS TO BE MADE, (5) IF FORMED ON OR BEFORE APRIL 30, 1996, AN INVESTMENT COMPANY THAT RELIES ON THE EXCLUSION FROM THE DEFINITION OF “INVESTMENT COMPANY” PROVIDED BY SECTION 3(c)(7) OF THE 1940 ACT (OR A FOREIGN INVESTMENT COMPANY UNDER SECTION 7(d) THEREOF RELYING ON SECTION 3(c)(7) WITH RESPECT TO THOSE OF ITS HOLDERS THAT ARE U.S. PERSONS), UNLESS, WITH RESPECT TO ITS TREATMENT AS A QUALIFIED PURCHASER, IT HAS, IN THE MANNER REQUIRED BY SECTION 2(a)(51)(C) OF THE 1940 ACT AND THE RULES AND

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REGULATIONS THEREUNDER, RECEIVED THE CONSENT OF ITS BENEFICIAL OWNERS THAT ACQUIRED THEIR INTERESTS ON OR BEFORE APRIL 30, 1996, (6) AN ENTITY THAT, IMMEDIATELY SUBSEQUENT TO ITS PURCHASE OR OTHER ACQUISITION OF A BENEFICIAL INTEREST IN THIS NOTE, WILL HAVE INVESTED MORE THAN 40% OF ITS ASSETS IN BENEFICIAL INTERESTS IN THIS NOTE AND/OR IN OTHER SECURITIES OF THE CO-ISSUERS (UNLESS ALL OF THE BENEFICIAL OWNERS OF SUCH ENTITY’S SECURITIES ARE QUALIFIED PURCHASERS) TO WHOM NOTICE IS GIVEN THAT THE RESALE, PLEDGE OR OTHER TRANSFER IS BEING MADE IN RELIANCE ON THE EXEMPTION FROM SECURITIES ACT REGISTRATION PROVIDED BY RULE 144A OR (7) (I) (i) AN EMPLOYEE BENEFIT PLAN DESCRIBED IN SECTION 3(3) OF ERISA BUT NOT SUBJECT TO ERISA OR AN ENTITY THE ASSETS OF WHICH CONSTITUTE ASSETS OF SUCH A PLAN, (ii) AN EMPLOYEE BENEFIT PLAN THAT IS SUBJECT TO TITLE I OF ERISA, (iii) A PLAN, INDIVIDUAL RETIREMENT ACCOUNT OR OTHER ARRANGEMENT SUBJECT TO SECTION 4975 OF THE CODE OR AN ENTITY WHOSE UNDERLYING ASSETS ARE CONSIDERED TO INCLUDE “PLAN ASSETS” OF ANY SUCH PLAN, ACCOUNT OR ARRANGEMENT UNDER U.S. DEPARTMENT OF LABOR REGULATIONS, AS MODIFIED (EACH, A “PLAN”), AND SUCH ENTITY IS NOT ACQUIRING OR HOLDING THIS NOTE FOR OR ON BEHALF OF OR WITH THE ASSETS OF ANY PLAN OR (II) A PURCHASER THAT IS UNABLE TO REPRESENT AND WARRANT THAT THE PURCHASE AND HOLDING OF THIS NOTE DOES NOT AND WILL NOT RESULT IN A NON-EXEMPT PROHIBITED TRANSACTION UNDER SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE (OR, IN THE CASE OF A GOVERNMENTAL OR OTHER PLAN, ANY APPLICABLE SIMILAR LAW), OR (B) OUTSIDE THE UNITED STATES TO THE INITIAL PURCHASER OR A SUBSEQUENT TRANSFEREE WHO IS A QUALIFIED PURCHASER AND NEITHER A “U.S. PERSON” AS DEFINED IN REGULATION S UNDER THE SECURITIES ACT (“REGULATION S”) NOR A “U.S. RESIDENT” AS DEFINED FOR PURPOSES OF THE 1940 ACT, ACTING FOR ITS OWN ACCOUNT OR ONE OR MORE ACCOUNTS WITH RESPECT TO WHICH SUCH INITIAL PURCHASER OR SUBSEQUENT TRANSFEREE EXERCISES SOLE INVESTMENT DISCRETION, EACH OF WHICH IS A QUALIFIED PURCHASER, AND NONE OF WHICH ARE A U.S. PERSON OR A U.S. RESIDENT, IN OFFSHORE TRANSACTIONS IN RELIANCE ON REGULATION S, AND, IN EACH CASE, IN COMPLIANCE WITH THE CERTIFICATIONS AND OTHER REQUIREMENTS SPECIFIED IN THE INDENTURE REFERRED TO HEREIN AND ANY APPLICABLE SECURITIES LAWS OF ANY STATE OR THE UNITED STATES AND ANY OTHER RELEVANT JURISDICTION.  THE INITIAL PURCHASER AND EACH SUBSEQUENT TRANSFEREE TAKING DELIVERY OF THIS NOTE OR AN INTEREST IN THIS NOTE WILL MAKE THE APPLICABLE REPRESENTATIONS AND AGREEMENTS REFERRED TO IN THE INDENTURE.  THE INITIAL PURCHASER AND EACH SUBSEQUENT TRANSFEREE TAKING DELIVERY OF THIS NOTE OR AN INTEREST IN THIS NOTE IN THE FORM OF AN INTEREST IN A RESTRICTED REGULATION S CLASS B-1 GLOBAL NOTE OR A RESTRICTED RULE 144A CLASS B-1 GLOBAL NOTE WILL BE REQUIRED TO DELIVER A TRANSFER CERTIFICATE IN THE FORM REQUIRED BY THE INDENTURE AND WILL BE DEEMED OR

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REQUIRED TO MAKE THE APPLICABLE REPRESENTATIONS AND AGREEMENTS REFERRED TO IN THE INDENTURE.

THE CO-ISSUERS MAY REQUIRE ANY HOLDER OF THIS NOTE WHO IS DETERMINED NOT TO HAVE BEEN (I) IF THIS NOTE IS ACQUIRED IN THE UNITED STATES, BOTH A QUALIFIED INSTITUTIONAL BUYER AND A QUALIFIED PURCHASER OR (II) IF THIS NOTE WAS ACQUIRED OUTSIDE OF THE UNITED STATES, BOTH A QUALIFIED PURCHASER AND NEITHER A U.S. PERSON NOR A U.S. RESIDENT AT THE TIME OF ACQUISITION OF THIS NOTE TO SELL THIS NOTE TO A PERSON WHO IS (A) BOTH A QUALIFIED INSTITUTIONAL BUYER AND A QUALIFIED PURCHASER IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, OR (B) A QUALIFIED PURCHASER AND NEITHER A U.S. PERSON NOR A U.S. RESIDENT IN A TRANSACTION MEETING THE REQUIREMENTS OF REGULATION S.

ANY TRANSFER OF THIS NOTE IN VIOLATION OF THE FOREGOING WILL BE OF NO FORCE AND EFFECT AND WILL BE VOID AB INITIO AND WILL NOT OPERATE TO TRANSFER ANY RIGHTS TO THE INITIAL PURCHASER OR SUBSEQUENT TRANSFEREE, NOTWITHSTANDING ANY INSTRUCTIONS TO THE CONTRARY TO THE CO-ISSUERS, THE TRUSTEE OR ANY INTERMEDIARY.

[THIS NOTE HAS BEEN ISSUED WITH ORIGINAL ISSUE DISCOUNT (“OID”) FOR UNITED STATES FEDERAL INCOME TAX PURPOSES.  THE ISSUE PRICE, AMOUNT OF OID, ISSUE DATE AND YIELD TO MATURITY OF THIS NOTE MAY BE OBTAINED BY WRITING TO THE MASTER MANAGER AT ITS ADDRESS SET FORTH IN THE INDENTURE.](1)

UNTIL 40 DAYS AFTER THE INITIAL PURCHASER NOTIFIES THE CO-ISSUERS THAT THE RESALE OF THIS NOTE HAS BEEN COMPLETED (THE “DISTRIBUTION COMPLIANCE PERIOD”) IN CONNECTION WITH THE OFFERING OF THE NOTES IN THE UNITED STATES FROM OUTSIDE OF THE UNITED STATES, THE SALE, PLEDGE OR TRANSFER OF THIS NOTE IS SUBJECT TO CERTAIN CONDITIONS AND RESTRICTIONS. THE HOLDER HEREOF, BY PURCHASING OR OTHERWISE ACQUIRING THIS NOTE, ACKNOWLEDGES THAT SUCH HOLDER IS A QUALIFIED PURCHASER, AND THAT THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT AND AGREES FOR THE BENEFIT OF THE CO-ISSUERS THAT THIS NOTE MAY BE TRANSFERRED, RESOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY TO A QUALIFIED PURCHASER AND IN COMPLIANCE WITH THE SECURITIES ACT AND OTHER APPLICABLE LAWS OF THE STATES, TERRITORIES AND POSSESSIONS OF THE UNITED STATES GOVERNING THE OFFER AND SALE OF SECURITIES.

THIS NOTE IS A GLOBAL NOTE WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME

(1) Insert as applicable

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OF THE DEPOSITORY TRUST COMPANY (“DTC”), A NEW YORK CORPORATION, 55 WATER STREET, NEW YORK, NEW YORK 10004, OR A NOMINEE THEREOF.  THIS NOTE MAY NOT BE EXCHANGED IN WHOLE OR IN PART FOR A SECURITY REGISTERED, AND NO TRANSFER OF THIS NOTE IN WHOLE OR IN PART MAY BE REGISTERED, IN THE NAME OF ANY PERSON OTHER THAN DTC OR A NOMINEE THEREOF, EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE.  UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF DTC TO THE CO-ISSUERS OR THE REGISTRAR, AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC, AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC, ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL BECAUSE THE REGISTERED OWNER, CEDE & CO., HAS AN INTEREST HEREIN.

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SERIES 2008-1 RESTRICTED REGULATION S CLASS B-1 GLOBAL NOTE

No. [ ]	$[ ]

SEE REVERSE FOR CERTAIN CONDITIONS

CUSIP Number: U66983 AB0

ISIN Number: USU66983AB02

NUCO2 FUNDING LLC

NUCO2 LLC

NUCO2 SUPPLY LLC

NUCO2 IP LLC

[ ]% FIXED RATE SERIES 2008-1 SUBORDINATED NOTE, CLASS B-1

NUCO2 FUNDING LLC, a limited liability company formed under the laws of the State of Delaware, NUCO2 LLC, a limited liability company formed under the laws of the State of Delaware, NUCO2 SUPPLY LLC, a limited liability company formed under the laws of the State of Delaware, and NUCO2 IP LLC, a limited liability company formed under the laws of the State of Delaware (herein referred to, collectively, as the “Co-Issuers”), for value received, hereby jointly and severally promise to pay to CEDE & CO. or registered assigns, the principal sum of [                              ] ($[                    ]) as provided below and in the Indenture (defined on reverse). Payments of principal shall be payable in the amounts and at the times set forth in the Indenture; provided, however, that the entire unpaid principal amount of this Note shall be due on the Payment Date (as defined below) occurring in June 2038 (the “Series 2008-1 Legal Final Maturity Date”). The Co-Issuers shall pay interest on this Fixed Rate Series 2008-1 Subordinated Note, Class B-1 (this “Note”), at the Series 2008-1 Class B-1 Note Interest Rate, as such rate may be adjusted in accordance with the terms of the Indenture, for each Interest Period in accordance with the terms of the Indenture. Such interest will be payable in arrears on the 25th day of each month or, if such day is not a Business Day, the next succeeding Business Day (each, a “Payment Date”), commencing on July 25, 2008. Such amounts due on this Note will accrue for each Payment Date with respect to (i) initially, the period from and including the Series 2008-1 Closing Date to but excluding the Payment Date occurring in July 2008 (which shall be July 25, 2008) and (ii) thereafter, the period commencing on and including the immediately preceding Payment Date and ending on but excluding such Payment Date (each, an “Interest Period”), subject to the terms set forth in the Indenture. Such amounts due on this Note with respect to the Note (and interest on any defaulted payments of amounts due on this Note at the same rate or at such other rate specified in the Indenture) will be computed in accordance with the Indenture. In addition, under the circumstances set forth in the Indenture, the Co-Issuers shall also pay contingent additional interest on this Note in the form of the Series 2008-1 Class B-

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1 Contingent Additional Interest, which shall be computed and shall be payable in the amounts and at the times set forth in the Indenture.

The principal of and interest on this Note are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. All payments made by the Co-Issuers with respect to this Note shall be applied as provided in the Indenture.

This Note is subject to mandatory and optional principal prepayments, as set forth in the Indenture.

Interests in this Note are exchangeable or transferable in whole or in part for interests in a Restricted Rule 144A Class B-1 Global Note or an Unrestricted Class B-1 Global Note; provided that such transfer or exchange complies with the applicable provisions of the Indenture relating to the transfer of the Notes. Interests in this Note in certain circumstances may also be exchangeable or transferable in whole but not in part for duly executed and issued registered Definitive Notes; provided that such transfer or exchange complies with Article II of the Base Indenture and Article IV of the Series 2008-1 Supplement.

Reference is made to the further provisions of this Note set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Note. Although a summary of certain provisions of the Indenture is set forth herein and on the reverse hereof and made a part hereof, this Note does not purport to summarize the Indenture and reference is made to the Indenture for information with respect to the interests, rights, benefits, obligations, proceeds and duties evidenced hereby and the rights, duties and obligations of the Co-Issuers and the Trustee. A copy of the Indenture may be requested from the Trustee by writing to the Trustee at: U.S. Bank National Association, EP-MN-WS3D, 60 Livingston Avenue, St. Paul, MN 55107, Attn: Structured Finance/NuCO2. Facsimile: (866) 831-7910.

Subject to the immediately following paragraph, the Co-Issuers hereby certify and declare that all acts, conditions and things required to be done and performed and to have happened prior to the creation of this Note and to constitute it as the valid obligation of the Co-Issuers, enforceable in accordance with its terms, have been done and performed and have happened in due compliance with all applicable laws and in accordance with the terms of the Indenture.

Unless the certificate of authentication hereon has been executed by the Trustee whose name appears below by manual or facsimile signature, this Note shall not be entitled to any benefit under the Indenture referred to on the reverse hereof, or be valid or obligatory for any purpose.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

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IN WITNESS WHEREOF, each of the Co-Issuers has caused this Series 2008-1 Restricted Regulation S Class B-1 Global Note to be duly executed by its respective duly authorized signatory or signatories, as applicable, as of the day and year written below.

Dated: [ ]

NuCO2 FUNDING LLC, as Co-Issuer

By: NuCO2 Inc., its Member

By:
Name:
Title:

NuCO2 LLC, as Co-Issuer

By: NuCO2 Funding LLC, its Member

By: NuCO2 Inc., its Member

By:
Name:
Title:

NuCO2 IP LLC, as Co-Issuer

By: NuCO2 Funding LLC, its Member

By: NuCO2 Inc., its Member

By:
Name:
Title:

NuCO2 SUPPLY LLC, as Co-Issuer

By: NuCO2 Funding LLC, its Member

By: NuCO2 Inc., its Member

By:
Name:
Title:

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CERTIFICATE OF AUTHENTICATION

This is one of the Series 2008-1 Notes issued under the within-mentioned Indenture.

U.S. BANK NATIONAL ASSOCIATION, not in its individual capacity but solely in its capacity as Trustee

By:
Name:
Title:

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[REVERSE OF NOTE]

This Note is one of a duly authorized issue of Fixed Rate Series 2008-1 Subordinated Notes, Class B-1 of the Co-Issuers designated as their Fixed Rate Series 2008-1 Subordinated Notes, Class B-1 (herein called the “Series 2008-1 Notes”), all issued under (i) a Base Indenture, dated as of May 28, 2008 (such Base Indenture, as amended, supplemented or modified, is herein called the “Base Indenture”), by and among the Co-Issuers and U.S. Bank National Association, a national banking association, as trustee (in such capacity, the “Trustee”, which term includes any successor Trustee under the Base Indenture), administrative agent and as securities intermediary, and (ii) a Series 2008-1 Supplement to the Base Indenture, dated as of May 28, 2008 (such Series 2008-1 Supplement, as amended, supplemented or modified from time to time, is herein called the “Series 2008-1 Supplement”), among the Co-Issuers and the Trustee.  The Base Indenture, together with all Series Supplements, as amended, supplemented or otherwise modified from time to time by Supplements thereto in accordance with its terms are referred to herein as the “Indenture”.  The Series 2008-1 Notes are subject to all terms of the Indenture. To the extent not defined herein, all capitalized terms used in this Note shall have the meanings assigned to them in or pursuant to the Indenture, as supplemented, modified or amended.

The Series 2008-1 Notes are and will be secured by the Collateral pledged as security therefor as provided in the Indenture and in the Pledge Agreement.

The Notes will be issued in minimum denominations of $100,000 and integral multiples of $ 1,000 in excess thereof.

As provided for in the Indenture, subject to certain specified conditions, the Series 2008-1 Notes may be prepaid, in whole but not in part, at the option of the Co-Issuers. In addition, the Series 2008-1 Notes are subject to mandatory principal prepayment provisions as provided for in the Indenture. With certain exceptions, the Co-Issuers will be obligated to pay the Series 2008-1 Note Make-Whole Premium relating to any Series 2008-1 Notes on any prepayment of principal of any Series 2008-1 Notes on or prior to the Series 2008-1 Prepayment Date as described in the Indenture. As described above, the entire unpaid principal amount of this Note shall be due and payable on the Series 2008-1 Legal Final Maturity Date. All payments of principal relating to any Class of Series 2008-1 Notes will be made pro rata to the Holders of such Class of Series 2008-1 Notes.

The Person in whose name this Note is registered at the close of business on any Record Date with respect to a Payment Date or any date on which payments are permitted to be made as provided for in the Indenture, shall be entitled to receive the principal, premium, if any, and interest payable on such date notwithstanding the cancellation of this Note upon any registration of transfer, exchange or substitution of this Note subsequent to such Record Date, subject to any exceptions provided for in the Indenture.

Interest and contingent additional interest, if any, will each accrue on the Series 2008-1 Notes at the rates set forth in the Indenture. The interest and contingent additional interest, if any, will be computed on the basis set forth in the Indenture. The amount of interest

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payable on the Series 2008-1 Notes on each Payment Date will be calculated as set forth in the Indenture.

Payments of principal of and interest on this Note are subordinated to the payment of certain other amounts in accordance with the Priority of Payments in the Indenture.

If an Event of Default shall occur and be continuing, this Note may become or be declared due and payable in the manner and with the effect provided in the Indenture.

Amounts payable in respect of this Note shall be made by wire transfer in immediately available funds to an account maintained by the Noteholder or its nominee, subject to the terms of the Indenture and any exceptions therein.

Subject to the terms of the Indenture and any exceptions therein, this Note may not be transferred, in whole or in part, to any Person other than DTC or a nominee thereof, or to a successor Depository or to a nominee of a successor Depository, and no such transfer to any such other Person may be registered, in each case, except in the limited circumstances described in the Indenture; provided, however, that (i) any transfer of this Note that is issued in exchange for a Series 2008-1 Class B-1 Global Note or (ii) any transfer of a beneficial interest in a Series 2008-1 Class B-1 Global Note, in each case effected in accordance with the provisions of the Indenture, shall not be prohibited.

As provided more fully in the Indenture, each Holder of Series 2008-1 Notes, by acceptance of a Series 2008-1 Note, covenants and agrees that by accepting the benefits of the Indenture that prior to the date that is one year and one day after the payment in full of all amounts due to all Noteholders, such Series 2008-1 Noteholder will not institute against, or join with any other Person in instituting against, any Securitization Entity any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings, under any federal or state bankruptcy or similar law; provided, however, that nothing herein shall constitute a waiver of any right to indemnification, reimbursement or other payment from the Securitization Entities pursuant to the Indenture or any other Related Document.

It is the intent of the Co-Issuers and each Holder of Series 2008-1 Notes that, under applicable tax law, the Series 2008-1 Notes will evidence indebtedness of the Co-Issuers or, if any of the Co-Issuers is disregarded as an entity separate from its owner, such owner, secured by the Collateral. Each Holder of Series 2008-1 Notes, by the acceptance of this Note, hereby agrees to treat this Note (or beneficial interests herein) for all purposes of federal, state, local and foreign income or franchise Taxes and any other Tax imposed on or measured by income, as indebtedness of the Co-Issuers or, if any Co-Issuer is disregarded as an entity separate from its owner, such owner.

The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Co-Issuers and the rights of the Holders of Series 2008-1 Notes under the Indenture at any time by the Co-Issuers with the consent of the Control Party and without the consent of any Holders of Series 2008-1 Notes. The Indenture also contains provisions permitting the Control Party to waive compliance by the Co-Issuers with certain provisions of the Indenture without the consent of any Holders of Series 2008-1 Notes. Any such consent or waiver of this Note (or any one or more predecessor

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Notes) shall be conclusive and binding upon the Holder of this Note and all future Holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent or waiver is made upon this Note.

The term “Co-Issuer” as used in this Note includes any successor to the Co-Issuers under the Indenture.

The Series 2008-1 Notes are issuable only in registered form in denominations as provided in the Indenture, subject to certain limitations set forth therein.

THIS NOTE AND THE INDENTURE SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICTS OF LAW PRINCIPLES (OTHER THAN SECTIONS 5-1401 AND 5-1402 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK).

No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Co-Issuers, which is absolute and unconditional, to pay the principal of and interest and premium, if any, on this Note at the times, place and rate, and in the coin or currency herein prescribed.

To the extent that any Co-Issuer is or is deemed to be a guarantor or surety of another Co-Issuer under the Indenture, this Note or under any Related Document (in such capacity, a “Guarantor”), the liability of each Co-Issuer as a Guarantor under the Indenture, this Note or under any Related Document shall be irrevocable, absolute and unconditional irrespective of, and each Co-Issuer hereby irrevocably waives any defenses it may now have or hereafter acquire in any way relating to, any or all of the following: (a) any lack of validity or enforceability of any Related Document or any agreement or instrument relating thereto; (b) any change in the time, manner or place of payment of, or in any other term of, all or any of the Obligations of such other Co-Issuer (“Guaranteed Obligations”) or any other Obligations of any other Co-Issuer under or in respect of the Related Documents, or any other amendment or waiver of or any consent to departure from any Related Document, including, without limitation, any increase in the Guaranteed Obligations resulting from the extension of additional credit to any other Co-Issuer or any of its Subsidiaries or otherwise; (c) any taking, exchange, release or non-perfection of any Collateral or any other collateral, or any taking, release or amendment or waiver of, or consent to departure from, any other guaranty, for all or any of the Guaranteed Obligations; (d) any manner of application of Collateral or any other collateral, or proceeds thereof, to all or any of the Guaranteed Obligations, or any manner of sale or other disposition of any Collateral or any other collateral for all or any of the Guaranteed Obligations or any other Obligations of any other Co-Issuer under the Related Documents or any other assets of any other Co-Issuer or any of its Subsidiaries; (e) any change, restructuring or termination of the corporate structure or existence of any other Co-Issuer or any of its Subsidiaries; (f) any failure of any Secured Party to disclose to any Co-Issuer any information relating to the business, condition (financial or otherwise), operations, performance, properties or prospects of any other Co-Issuer now or hereafter known to such Secured Party (and any duty on the part of the Secured Parties to disclose such information is hereby waived); (g) the failure of any other

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Person to execute or deliver any Related Document or any other guaranty or agreement or the release or reduction of liability of any Guarantor or other guarantor or surety with respect to the Guaranteed Obligations; or (h) any other circumstance (including, without limitation, any statute of limitations) or any existence of or reliance on any representation by any Secured Party that might otherwise constitute a defense available to, or a discharge of, any other Co-Issuer or any other guarantor or surety.

The provisions of the foregoing paragraph shall continue to be effective or be reinstated, as the case may be, if at any time any payment of any of the Guaranteed Obligations is rescinded or must otherwise be returned by any Secured Party or any other Person upon the insolvency, bankruptcy or reorganization of any Co-Issuer or otherwise, all as though such payment had not been made.

Each Co-Issuer in its capacity as a Guarantor (to the extent applicable) hereby unconditionally and irrevocably waives: (a) promptness, diligence, notice of acceptance, presentment, demand for performance, notice of nonperformance, default, acceleration, protest or dishonor and any other notice with respect to any of the Guaranteed Obligations and any requirement that any Secured Party protect, secure, perfect or insure any Lien or any property subject thereto or exhaust any right or take any action against any other Co-Issuer or any other Person or any Collateral; (b) any right to revoke this guaranty and acknowledges that this guaranty is continuing in nature and applies to all Guaranteed Obligations, whether existing now or in the future; (c) (x) any defense arising by reason of any claim or defense based upon an election of remedies by any Secured Party that in any manner impairs, reduces, releases or otherwise adversely affects the subrogation, reimbursement, exoneration, contribution or indemnification rights of such Guarantor or other rights of such Guarantor to proceed against any of the other Co-Issuers, any other guarantor or any other Person or any Collateral and (y) any defense based on any right of set-off or counterclaim against or in respect of the Obligations of such Guarantor pursuant to this Indenture and this Note; and (d) any duty on the part of any Secured Party to disclose to such Guarantor any matter, fact or thing relating to the business, condition (financial or otherwise), operations, performance, properties or prospects of any other Co-Issuer or any of its Subsidiaries now or hereafter known by such Secured Party.

Each Co-Issuer in its capacity as a Guarantor acknowledges that (x) the Trustee may, without notice to or demand upon such Guarantor and without affecting the liability of such Guarantor under the Related Documents, foreclose under any mortgage by nonjudicial sale, and each Guarantor hereby waives any defense to the recovery by the Trustee and the other Secured Parties against such Guarantor of any deficiency after such nonjudicial sale and any defense or benefits that may be afforded by applicable law and (y) it will receive substantial direct and indirect benefits from the financing arrangements contemplated by the Related Documents and that the waivers set forth in the foregoing three paragraphs are knowingly made in contemplation of such benefits.

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ASSIGNMENT

Social Security or taxpayer I.D. or other identifying number of assignee:

FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto

(name and address of assignee)

The within Note and all rights thereunder, and hereby irrevocably constitutes and appoints                               , attorney, to transfer said Note on the books kept for registration thereof, with full power of substitution in the premises.

Dated:	By:	(1)

Signature Guaranteed:

(1) NOTE: The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within Note, without alteration, enlargement or any change whatsoever.

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SCHEDULE OF EXCHANGES IN RESTRICTED REGULATION S CLASS B-1 GLOBAL NOTE

The initial principal balance of this Restricted Regulation S Class B-1 Global Note is $[                  ]. The following exchanges of an interest in this Restricted Regulation S Class B-1 Global Note for an interest in a corresponding Restricted Rule 144A Class B-1 Global Note or Unrestricted Class B-1 Global Note have been made:

Date	Amount of Increase (or Decrease) in the Principal Amount of this Restricted Regulation S Class B- 1 Global Note	Remaining Principal Amount of this Restricted Regulation S Class B-1 Global Note following the Increase or Decrease	Signature of Authorized Officer of Trustee of Registrar

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EXHIBIT C-1

FORM OF TRANSFER CERTIFICATE FOR TRANSFERS OF INTERESTS IN RESTRICTED RULE 144A GLOBAL NOTES TO PERSONS TAKING DELIVERY IN THE FORM OF AN INTEREST IN RESTRICTED REGULATION S GLOBAL NOTES

U.S. Bank National Association

EP-MN-WS3D

60 Livingston Avenue

St. Paul, MN 55107

Attention: Structured Finance/NuCO2

Re:                               NuCO2 Funding LLC; NuCO2 LLC; NuCO2 Supply LLC; NuCO2 IP LLC

[$280,000,000] [$75,000,000] [7.25] [9.75]% Fixed Rate Series 2008-1 [Senior Notes, Class A-1] [Subordinated Notes, Class B-1] (the “Notes”)

Reference is hereby made to (i) the Base Indenture, dated as of May 28, 2008 (the “Base Indenture”), among NuCO2 Funding LLC, NuCO2 LLC, NuCO2 Supply LLC and NuCO2 IP LLC, as co-issuers (the “Co-Issuers”), and U.S. Bank National Association, as trustee, administrative agent and securities intermediary (the “Trustee”), and (ii) the Series 2008-1 Supplement to the Base Indenture, dated as of May 28, 2008 (the “Supplement” and, together with the Base Indenture, the “Indenture”).  Capitalized terms used but not defined herein shall have the meanings assigned to them pursuant to the Indenture.

This certificate relates to U.S. $                               aggregate principal amount of Notes which are held in the form of an interest in a Restricted Rule 144A [Class A-1][Class B-1] Global Note with DTC (CUSIP (CINS) No.                 ) in the name of                                      [insert name of transferor] (the “Transferor”), who wishes to effect the transfer of such Notes in exchange for an equivalent beneficial interest in a Restricted Regulation S [Class A-1][Class B-1] Global Note in the name of                                      [insert name of transferee] (the “Transferee”).

In connection with such request, and in respect of such Notes, the Transferee does hereby certify that such Notes are being transferred (i) in accordance with the transfer restrictions set forth in the Indenture and the Offering Memorandum dated May 22, 2008 (together with any supplements or amendments thereto issued through the date hereof, the “Offering Memorandum”), relating to the Notes and (ii) pursuant to an exemption from registration under the Securities Act of 1933, as amended (the “Securities Act”), and in accordance with any applicable securities laws of any state of the United States or any other jurisdiction.

In addition, the Transferee hereby represents, warrants and covenants for the benefit of the Co-Issuers, the Registrar and the Trustee that:

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1.     It understands that the Notes have not been recommended by any United States federal or state securities commission or regulatory authority, the foregoing authorities have not confirmed the accuracy or determined the adequacy of any Offering Memorandum and any representation to the contrary is a criminal offense.

2.     It understands that the Notes are being offered in a transaction not involving any public offering in the United States within the meaning of the Securities Act, that the Notes have not been and will not be registered under the Securities Act and that if in the future it decides to offer, resell, pledge or otherwise transfer any of the Notes, such Notes may be offered, resold, pledged or otherwise transferred only (i) to “qualified institutional buyers” (or “QIBs”) (as defined in Rule 144A of the Securities Act (“Rule 144A”)) (who are also “qualified purchasers” (or “QPs”) within the meaning of Section 2(a)(51) of the Investment Company Act of 1940, as amended (the “1940 Act”)) pursuant to Rule 144A or (ii) to a QP in an offshore transaction complying with Rule 903 or Rule 904 of Regulation S of the Securities Act (“Regulation S”), and in accordance with the applicable legends.

3.     It acknowledges that none of the Co-Issuers has been registered under the 1940 Act.

4.     It acknowledges that none of the Co-Issuers, the Initial Purchaser, the Trustee, NuCO2, their respective Affiliates or any Person representing the Co-Issuers, the Initial Purchaser, the Trustee, NuCO2, or their respective Affiliates has made any representation to it with respect to the Co-Issuers, NuCO2, or their respective Affiliates or the offering or sale of the Notes, other than the information contained in the Offering Memorandum and any representations expressly set forth in a written agreement with such parties.  None of the Co-Issuers, the Initial Purchaser, the Trustee, NuCO2 or their respective Affiliates is acting as a fiduciary or financial or investment advisor for it and it is not relying (for purposes of making an investment decision) on any written or oral advice or counsel of the Co-Issuers, the Initial Purchaser, the Trustee, NuCO2 or their respective Affiliates, other than the information contained in the Offering Memorandum and any representations expressly set forth in a written agreement with such parties. It has consulted with its own legal, regulatory, tax, business, investment, financial and accounting advisors to the extent it has deemed necessary, and has made its own investment decisions (including decisions regarding the suitability of any transactions pursuant to the Indenture) based upon its own judgment and upon any advice from such advisors as it has deemed necessary and not upon any view expressed by the Co-Issuers, the Initial Purchaser, the Trustee, NuCO2 or their respective Affiliates. It has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of its investment in the Notes, and it, and any accounts for which it is acting, are each able to bear the economic risk of the investment. It is investing in the Notes for its own account, or for one or more investor accounts for which it is acting as a fiduciary or agent, in each case for investment, and not with a view to, or for offer or sale in connection with, any distribution thereof in violation of the Securities Act, subject to any requirements of law that the disposition of its property or the property of such investor account be at all times within its or their control and subject to its or their

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ability to resell such Notes pursuant to Rule 144A. It understands that an investment in the Notes involves certain risks, including the risk of loss of a substantial part of its investment under certain circumstances. It has had access to such financial and other information concerning the Notes, the Co-Issuers and the Employee Company as it deems necessary or appropriate in order to make an informed investment decision with respect to its investment in the Notes, including an opportunity to ask questions of, and request information from, the Co-Issuers. None of the Co-Issuers, the Initial Purchaser, the Trustee, NuCO2 or their respective Affiliates have given to it (directly or indirectly through any other person) any assurance, guarantee or representation whatsoever as to the expected or projected success, profitability, return, performance, result, effect, consequence or benefit (including legal, regulatory, tax, financial, accounting or otherwise) of the Indenture, the Notes or the other documentation for the Notes. It has determined that the rates, prices or amounts and other terms of the purchase and sale of the Notes reflect those in the relevant market for similar transactions and it is investing in the Notes with a full understanding of all of the terms, conditions and risks thereof (economic or otherwise) and it is capable of assuming and willing to assume (financially and otherwise) those risks. It is a sophisticated investor.

5.     It understands that the Notes will, unless otherwise agreed by the Co-Issuers and the holders thereof in compliance with applicable law, bear one or more legends substantially similar to those set forth in [Sections 4.5(h), (i) and (j)] [Sections 4.8(h), (i) and (j)] of the Supplement.

6.     It will not, at any time, offer to buy or offer to sell the Notes by any form of general solicitation or advertising, including, but not limited to, any advertisement, article, notice or other communication published in any newspaper, magazine or similar medium or broadcast over television or radio or seminar or meeting whose attendees have been invited by general solicitations or advertising.

7.     It understands that the Co-Issuers will require certification reasonably acceptable to the Co-Issuers (i) as a condition to the payment of principal of and interest on any Note without, or at a reduced rate of, U.S. withholding or backup withholding tax, and (ii) to enable it to determine its duties and liabilities with respect to any taxes or other charges that it, the Trustee or any paying agent may be required to pay, deduct or withhold from payments in respect of such Notes made to the holder of such Notes under any present or future law or regulation of the United States or any present or future law or regulation of any political subdivision thereof or taxing authority therein or to comply with any reporting or other requirements under any such law or regulation. Such certification may include U.S. Federal income tax forms (such as IRS Form W-8BEN (Certification of Foreign Status of Beneficial Owner), Form W-8IMY (Certification of Foreign Intermediary Status), IRS Form W-9 (Request for Taxpayer Identification Number and Certification), or IRS Form W-8ECI (Certification of Foreign Person’s Claim for Exemption from Withholding on Income Effectively Connected with Conduct of a U.S. Trade or Business) or any successors to such IRS forms). It agrees to provide any certification requested pursuant to this paragraph within a reasonable time period

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after such request is initially made and to update or replace such form or certification in accordance with its terms or its subsequent amendments.

8.     It understands that the Notes represent the obligation of the Co-Issuers only and other than payments that may arise under certain representations and warranties made by certain of their Affiliates, payments on the Notes are not the obligations of any of their Affiliates.

9.     It understands that the Co-Issuers have the right hereunder to compel any non-permitted holder of an interest in the Notes to sell its interest in the Notes or may sell such interest in the Notes on behalf of such owner. In connection therewith, it understands that the Co-Issuers are permitted to require that the Holder of any interest in a Restricted Regulation S Global Note held by a Holder that is a U.S. Person or a Person who was sold such interest in the United States, in each case at the time of the acquisition of such interest, sell such interest to a transferee that is permitted under the Indenture and, if the Holder does not comply with such demand within 30 days thereof, the Co-Issuers, acting at the direction of the Master Manager, may sell such Holder’s interest in the applicable Global Note on such terms as the Co-Issuers may choose.

10.   It is not a “U.S. Person” (as defined in Regulation S) and is acquiring the Notes in reliance on the exemption from registration provided by Regulation S, (b) it is a QP and (c) it is not acquiring any Note as part of a plan to reduce, avoid or evade U.S. Federal income taxes owed, owing or potentially owed or owing.

11.   It is aware that the sale of such Notes to it is being made in reliance on the exemption from registration provided by Regulation S and are being offered only in a transaction not involving any public offering in the United States within the meaning of the Securities Act. Such Person further understands that the Notes offered in reliance on Regulation S will be represented by one or more Restricted Regulation S Global Notes. It is a QP and is not and will not be a U.S. Person, and its investment in the Notes will comply with all applicable laws in any jurisdiction in which it resides or is located. Before any interest in a Restricted Regulation S Global Note may be offered, resold, pledged or otherwise transferred, it will be required to provide the Trustee with a written certification as to compliance with the transfer restrictions as set forth in [Section 4.5(f)]  [Section 4.8(f)] of the Supplement. It acknowledges that no representation has been made as to the availability of any exemption under the Securities Act or any state or foreign securities laws for resale of the Notes.

12.   It is aware that the Notes being sold to it will be represented (a) initially by one or more temporary Restricted Regulation S Global Notes and (b) that during the Distribution Compliance Period, beneficial interests therein may be held only through Euroclear or Clearstream and after the last day of the Distribution Compliance Period, beneficial interests therein may be held only through Euroclear, Clearstream or DTC.

13.   It understands that, prior to the first Business Day following the Distribution Compliance Period, any resale or other transfer of beneficial interests in the

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temporary Restricted Regulation S Global Note in the United States or to U.S. Persons will not be permitted.

14.   On each day that it holds the Notes, it is deemed to represent, and any account on behalf of which it is purchasing the Notes is deemed to represent, that either (A) it is not and is not acting on behalf of (i) an employee benefit plan subject to Part 4 of Title I of ERISA, (ii) a plan subject to Section 4975 of the Code, (iii) an entity, the assets of which are considered to include assets of a plan described in (i) or (ii) or (iv) a governmental plan, a church plan or a foreign plan subject to provisions under any Similar Laws, and is not using the assets of any of the foregoing in purchasing an interest in the Notes, or (B) its purchase and holding of an interest in the Series 2008-1 Note does not and will not result in a non-exempt prohibited transaction under Section 406 of ERISA or Section 4975 of the Code (or, in the case of a governmental or other plan, a non-exempt violation of any applicable Similar Law).

15.   As a Holder of the Notes, it will have access to certain Confidential Information. In consideration for and as a condition to the Co-Issuers providing such Confidential Information to it, it acknowledges and agrees that the Confidential Information will only be disclosed to (1) those personnel employed by it who need to know such information, (2) its attorneys and outside auditors, and that it and each such person will maintain the Confidential Information in absolute confidence and trust and in a manner at least as favorable as that with which it maintains its own confidential and proprietary information or (3) one or more prospective eligible transferees in whole or in part of its interest in the Notes. It agrees not to disclose such Confidential Information to any other person or entity, whether or not affiliated with it unless such disclosure is required to be made (i) to a regulatory or self-regulatory authority pursuant to applicable law or regulation or (ii) by judicial process; provided that it may disclose to any and all persons (A) information relating to the U.S. Federal and state tax treatment and tax structure of the transaction and (B) all materials of any kind (including opinions or other tax analyses) that are provided to it relating to the U.S. Federal and state tax treatment and tax structure. Moreover, it agrees that it will provide the Master Manager with prompt written notice following any disclosure permitted pursuant to the preceding sentence.

16.   It is not a “United States person” within the meaning of Section 7701(a)(30) of the Internal Revenue Code of 1986, as amended, and has properly completed and signed Internal Revenue Service Form W-8 (or applicable successor form) and such form is attached hereto.

The representations set forth above shall be deemed to be made on each day from the date the Transferee acquires any interest in any Note through and including the date on which such Transferee disposes of its interest in the applicable Note.  The Transferee agrees to provide prompt written notice to each of the Co-Issuers, the Registrar and the Trustee of any change of the status of the Transferee that would cause it to breach the representations made above.  The Transferee further agrees to indemnify and hold harmless the Co-Issuers, the Trustee, the Registrar and the Initial Purchaser and

5

their respective affiliates from any cost, damage or loss incurred by them as a result of the inaccuracy or breach of the foregoing representations, warranties and agreements.  Any purported transfer of the Notes (or interest therein) that does not comply with the requirements above shall be null and void ab initio.

The Transferee understands that the Co-Issuers, the Employee Company, the Initial Purchaser, the Trustee, NuCO2, their respective Affiliates and their respective counsel will rely upon the accuracy and truth of the foregoing representations, and are irrevocably authorized to produce this certificate or a copy thereof to any interested party in any administrative or legal proceeding or official inquiry with respect to the matters covered hereby, and the Transferee hereby consents to such reliance and authorization.

[Name of Transferee]

By:
Name:
Title:

Dated: ,

Taxpayer Identification Number:		Address for Notices:
Wire Instructions for Payments:
Bank:
Address:
Bank ABA #:		Tel:
Account No.:		Fax:
FAO:		Attn.:
Attention:

Registered Name (if Nominee):

cc:                                 NuCO2 Funding LLC

NuCO2 LLC

NuCO2 Supply LLC

NuCO2 IP LLC

2800 S.E. Market Place

Stuart, FL 34997

6

EXHIBIT C-2

FORM OF TRANSFER CERTIFICATE FOR TRANSFERS OF RESTRICTED GLOBAL NOTES TO PERSONS TAKING DELIVERY IN THE FORM OF AN INTEREST IN A UNRESTRICTED GLOBAL NOTES

U.S. Bank National Association

EP-MN-WS3D

60 Livingston Avenue

St. Paul, MN 55107

Attention: Structured Finance/NuCO2

Re:                               NuCO2 Funding LLC; NuCO2 LLC; NuCO2 Supply LLC; NuCO2 IP LLC

[$280,000,000] [$75,000,000] [7.25] [9.75]% Fixed Rate Series 2008-1 [Senior Notes, Class A-1] [Subordinated Notes, Class B-1] (the “Notes”)

Reference is hereby made to (i) the Base Indenture, dated as of May 28, 2008 (the “Base Indenture”), among NuCO2 Funding LLC, NuCO2 LLC, NuCO2 Supply LLC and NuCO2 IP LLC, as co-issuers (the “Co-Issuers”), and U.S. Bank National Association, as trustee, administrative agent and securities intermediary (the “Trustee”), and (ii) the Series 2008-1 Supplement to the Base Indenture, dated as of May 28, 2008 (the “Supplement” and, together with the Base Indenture, the “Indenture”).  Capitalized terms used but not defined herein shall have the meanings assigned to them pursuant to the Indenture.

This certificate relates to U.S. $                               aggregate principal amount of Notes which are held in the form of an interest in a Restricted [Rule 144A] [Regulation S] Global Note with [Euroclear] [Clearstream] [DTC] (CUSIP (CINS) No.                 ) in the name of                                      [insert name of transferor] (the “Transferor”), who wishes to effect the transfer of such Notes in exchange for Unrestricted [Rule 144A] [Regulation S] Global Notes in an equivalent aggregate principal amount in the name of                                      [insert name of transferee] (the “Transferee”).

In connection with such request, and in respect of such Notes, the Transferor does hereby certify that such Notes are being transferred (i) in accordance with the transfer restrictions set forth in the Indenture and the Offering Memorandum dated May 22, 2008 (together with any supplements or amendments thereto issued through the date hereof, the “Offering Memorandum”), relating to the Notes and (ii) pursuant to an exemption from registration under the Securities Act of 1933, as amended (the “Securities Act”), and in accordance with any applicable securities laws of any state of the United States or any other jurisdiction.

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In addition, the Transferee hereby represents, warrants and covenants for the benefit of the Co-Issuers, the Trustee, the Registrar and their respective counsel that:

1.     The Transferee is both an “Institutional Accredited Investor” (as defined in Rule 501(a) of Regulation D under the Securities Act of 1933, as amended)  and a “qualified purchaser” (or “QP”) within the meaning of Section 2(a)(51) of the Investment Company Act of 1940, as amended (the “1940 Act”), acquiring the Notes for its own account or one or more accounts with respect to which the Transferee exercises sole investment discretion, each of whom is both an Institutional Accredited Investor and a QP, either (i) as certified by the transferor or the transferee, in a transfer being made pursuant to Rule 144 under the Securities Act for investment purposes and not with a view to the distribution thereof or (ii) pursuant to a transaction that would otherwise not require registration under the Securities Act (in which case the transferor or transferee has provided an opinion of counsel to the Trustee, the Registrar and the Co-Issuers that such transfer may be made pursuant to an exemption from registration under the Securities Act).

2.     The Transferee (a) has such knowledge and experience in financial and business matters that the Transferee is capable of evaluating the merits and risks (including for tax, legal, regulatory, accounting and other financial purposes) of its prospective investment in the Notes and is financially able to bear such risk, (b) in making such investment is not relying on the advice or recommendations of the Initial Purchaser, the Co-Issuers or any of their respective Affiliates (or any representative of any of the foregoing), and none of such persons or their respective Affiliates is acting as a fiduciary or financial or investment adviser for the Transferee, (c) has determined that an investment in the Notes is suitable and appropriate for it, (d) has received, and has had an adequate opportunity to review the contents of, the Offering Memorandum and (e) has had access to such financial and other information concerning the Co-Issuers and the Notes as it has deemed necessary to make its own independent decision to purchase the Notes, including the opportunity, at a reasonable time prior to its purchase of the Notes, to ask questions and receive answers concerning the Co-Issuers and the terms and conditions of the offering of the Notes.

3.     The Transferee acknowledges that the Offering Memorandum is personal to such Transferee and does not constitute an offer to any other person or to the public generally to acquire the Notes other than pursuant to Section 4(2) under the Securities Act.  Distribution of the Offering Memorandum, or disclosure of any of its contents to any person other than the Transferee and those persons, if any, retained to advise the Transferee with respect thereto and other persons meeting the requirements of Section 4(2) is unauthorized and any disclosure of any of its contents, without the prior written consent of the Co-Issuers, is prohibited.

4.     The Transferee understands that there is no market for the Notes and that no assurance can be given as to the liquidity of or trading market for the Notes and that it is unlikely that a trading market for the Notes will develop.  It further understands that, although the Initial Purchaser may from time to time make a market in the Notes, the

2

Initial Purchaser is under no obligation to do so and, following the commencement of any market-making, may discontinue the same at any time.  Accordingly, the Transferee must be prepared to hold the Notes for an indefinite period of time or until the Legal Final Maturity Date.

5.     The Transferee agrees that no sale, pledge or other transfer of a Note (or any interest therein) may be made in the United States unless such sale, pledge or other transfer is made to a transferee who is a QP.  The Transferee further agrees that no sale, pledge or other transfer of a Note (or any interest therein) may be made if such transfer would have the effect of requiring any of the Co-Issuers or the pool of assets owned by the Co-Issuers to register as an investment company under the 1940 Act.

6.     The Transferee understands that the Indenture permits the Co-Issuers to require any holder of the Notes who is a “U.S. Person” (as defined in Regulation S under the Securities Act (“Regulation S”) or a “U.S. Resident” (as defined for purposes of the 1940 Act) who is determined not to have been both an Institutional Accredited Investor and a QP to sell their acquired Notes (provided, that either (1) the transferor or the transferee has certified that the transfer is being made pursuant to Rule 144 under the Securities Act or (2) the transferor or the transferee has provided an opinion of counsel to each of the Trustee, the Registrar and the Co-Issuers that such transfer may be made pursuant to an exemption from registration under the Securities Act).

7.     On each day that it holds the Notes, the Transferee is deemed to represent, and any account on behalf of which it is purchasing the Notes is deemed to represent, that either (A) it is not and is not acting on behalf of (i) an employee benefit plan subject to Part 4 of Title I of ERISA, (ii) a plan subject to Section 4975 of the Code, (iii) an entity, the assets of which are considered to include assets of a plan described in (i) or (ii) or (iv) a governmental plan, a church plan or a foreign plan subject to provisions under any Similar Laws, and is not using the assets of any of the foregoing in purchasing an interest in the Notes, or (B) its purchase and holding of an interest in the Series 2008-1 Note does not and will not result in a non-exempt prohibited transaction under Section 406 of ERISA or Section 4975 of the Code (or, in the case of a governmental or other plan, a non-exempt violation of any applicable Similar Law).

8.     The Transferee certifies that (1) the transfer is being made pursuant to Rule 144 under the Securities Act and (2) it has provided an opinion of counsel to each of the Trustee, the Registrar and the Co-Issuers that such transfer may be made pursuant to an exemption from registration under the Securities Act.

9.     If the Transferee is not a natural person, the Transferee has the power and authority to enter into each agreement required to be executed and delivered by or on behalf of the Transferee in connection with its purchase of Notes, which will include a note subscription agreement, and to perform its obligations thereunder and consummate the transactions contemplated thereby, and the person signing any such documents on behalf of the Transferee has been duly authorized to execute and deliver such documents and each other document required to be executed and delivered by the Transferee in connection with its purchase of Notes.  If the Transferee is an individual, the Transferee

3

has all requisite legal capacity to acquire and hold the Notes and to execute, deliver and comply with the terms of each of the documents required to be executed and delivered by the Transferee in connection with this subscription for Notes.  Such execution, delivery and compliance by the Transferee does not conflict with, or constitute a default under, any instruments governing the Transferee, any applicable law, regulation or order, or any material agreement to which the Transferee is a party or by which the Transferee is bound.

10.   If the Transferee’s permanent address is located in the United States, the Transferee was offered the Notes in the state of such Transferee’s permanent address and intends that the securities law of that state govern the Transferee’s subscription for the Notes.

11.   The Transferee, if not a “United States person” (as defined in Section 7701(a)(30) of the Code), either (a) is not a bank (within the meaning of Section 881(c)(3)(A) of the Code) or an affiliate of a bank, (b) is a person (or a wholly owned affiliate of a person) that is eligible for benefits under an income tax treaty with the United States that eliminates U.S. federal income taxation of U.S. source interest not attributable to a permanent establishment in the United States, or (c) is not related to the Co-Issuers within the meaning of Section 1.881-3 of the Treasury Regulations.

[The Transferee is a “United States person” within the meaning of Section 7701(a)(30) of the Internal Revenue Code of 1986, as amended, and has properly completed and signed Internal Revenue Service Form W-9 (or applicable successor form) and such form is attached hereto.]

[The Transferee is not a “United States person” within the meaning of Section 7701(a)(30) of the Internal Revenue Code of 1986, as amended, and has properly completed and signed Internal Revenue Service Form W-8 (or applicable successor form) and such form is attached hereto.]

The representations set forth above shall be deemed to be made on each day from the date the Transferee acquires any interest in any Note through and including the date on which such Transferee disposes of its interest in the applicable Note.  The Transferee agrees to provide prompt written notice to each of the Co-Issuers, the Registrar and the Trustee of any change of the status of the Transferee that would cause it to breach the representations made above.  The Transferee further agrees to indemnify and hold harmless the Co-Issuers, the Trustee, the Registrar and the Initial Purchaser and their respective affiliates from any cost, damage or loss incurred by them as a result of the inaccuracy or breach of the foregoing representations, warranties and agreements.  Any purported transfer of the Notes (or interest therein) that does not comply with the requirements above shall be null and void ab initio.

The Transferee understands that the Co-Issuers, the Employee Company, the Initial Purchaser, the Trustee, NuCO2, their respective Affiliates and their respective counsel will rely upon the accuracy and truth of the foregoing representations, and are irrevocably authorized to produce this certificate or a copy thereof to any interested party

4

in any administrative or legal proceeding or official inquiry with respect to the matters covered hereby, and the Transferee hereby consents to such reliance and authorization.

[Name of Transferee]

By:
Name:
Title:

Dated: ,

Taxpayer Identification Number:		Address for Notices:
Wire Instructions for Payments:
Bank:
Address:
Bank ABA #:		Tel:
Account No.:		Fax:
FAO:		Attn.:
Attention:

Registered Name (if Nominee):

cc:                                 NuCO2 Funding LLC

NuCO2 LLC

NuCO2 Supply LLC

NuCO2 IP LLC

2800 S.E. Market Place

Stuart, FL 34997

5

EXHIBIT C-3

FORM OF TRANSFER CERTIFICATE FOR TRANSFERS OF INTERESTS IN RESTRICTED REGULATION S GLOBAL NOTES TO PERSONS TAKING DELIVERY IN THE FORM OF AN INTEREST IN A RESTRICTED RULE 144A GLOBAL NOTE

U.S. Bank National Association

EP-MN-WS3D

60 Livingston Avenue

St. Paul, MN 55107

Attention: Structured Finance/NuCO2

Re:                               NuCO2 Funding LLC; NuCO2 LLC; NuCO2 Supply LLC; NuCO2 IP LLC

[$280,000,000] [$75,000,000] [7.25] [9.75]% Fixed Rate Series 2008-1 [Senior Notes, Class A-1] [Subordinated Notes, Class B-1] (the “Notes”)

Reference is hereby made to (i) the Base Indenture, dated as of May 28, 2008 (the “Base Indenture”), among NuCO2 Funding LLC, NuCO2 LLC, NuCO2 Supply LLC and NuCO2 IP LLC, as co-issuers (the “Co-Issuers”), and U.S. Bank National Association, as trustee, administrative agent and securities intermediary (the “Trustee”), and (ii) the Series 2008-1 Supplement to the Base Indenture, dated as of May 28, 2008 (the “Supplement” and, together with the Base Indenture, the “Indenture”).  Capitalized terms used but not defined herein shall have the meanings assigned to them pursuant to the Indenture.

This certificate relates to U.S. $                               aggregate principal amount of Notes which are held in the form of an interest in a Restricted Regulation S Global Note with [Euroclear] [Clearstream] [DTC] (CUSIP (CINS) No.                 ) in the name of                                      [insert name of transferor] (the “Transferor”), who wishes to effect the transfer of such Notes in exchange for an equivalent beneficial interest in a Restricted Rule 144A Global Note in the name of                                      [insert name of transferee] (the “Transferee”).

In connection with such request, and in respect of such Notes, the Transferee does hereby certify that such Notes are being transferred (i) in accordance with the transfer restrictions set forth in the Indenture and the Offering Memorandum dated May 22, 2008 (together with any supplements or amendments thereto issued through the date hereof, the “Offering Memorandum”), relating to the Notes and (ii) pursuant to an exemption from registration under the Securities Act of 1933, as amended (the “Securities Act”), and in accordance with any applicable securities laws of any state of the United States or any other jurisdiction.

In addition, the Transferee hereby represents, warrants and covenants for the benefit of the Co-Issuers, the Registrar and the Trustee that:

1

1.     It understands that the Notes have not been recommended by any United States federal or state securities commission or regulatory authority, the foregoing authorities have not confirmed the accuracy or determined the adequacy of any Offering Memorandum and any representation to the contrary is a criminal offense.

2.     It (A) is a “qualified institutional buyer” (or “QIB”) (as defined in Rule 144A of the Securities Act (“Rule 144A”)) (who is also a “qualified purchaser” (or “QP”) within the meaning of Section 2(a)(51) of the Investment Company Act of 1940, as amended (the “1940 Act”)), (B) is aware that the sale to it is being made in reliance on Rule 144A, (C) is acquiring such Notes for its own account or for the account of a QIB (who is also a QP) over which it exercises sole investment discretion, (D) is not (and any such account is not) a pension, profit-sharing or other retirement trust fund or plan in which the partners, beneficiaries or participants, as applicable, may designate the particular investments to be made, (E) is not a broker dealer of the type described in paragraph (a)(1)(ii) of Rule 144A unless it owns and invests on a discretionary basis not less than U.S. $25,000,000 in securities of issuers that are not affiliated with it, (b) a participant-directed employee plan, such as a 401(k) plan, or any other type of plan referred to in paragraph (a)(1)(i)(D) or (a)(1)(i)(E) of Rule 144A, or a trust fund referred to in paragraph (a)(1)(i)(F) of Rule 144A that holds the assets of such a plan, unless investment decisions with respect to the plan are made solely by the fiduciary, trustee or sponsor of such plan, (F) was not formed or capitalized for the specific purpose of investing in the Co-Issuers (except where each beneficial owner is both a QIB and a QP), (G) is not a (w) corporation, (x) partnership, (y) common trust fund or (z) special trust, pension fund or retirement plan in which the shareholders, equity owners, partners, beneficiaries, beneficial owners or participants, as applicable, may designate the particular investments to be made, (H) if formed on or before April 30, 1996, is not an investment company that relies on the exclusion from the definition of “investment company” provided by Section 3(c)(7) of the 1940 Act (or a foreign investment company under Section 7(d) thereof relying on Section 3(c)(7) with respect to those of its holders that are U.S. Persons), unless, with respect to its treatment as a QP, it has, in the manner required by Section 2(a)(51)(C) of the 1940 Act and the rules and regulations thereunder, received the consent of its beneficial owners that acquired their interests on or before April 30, 1996, (I) is not an entity that, immediately subsequent to its purchase or other acquisition of a beneficial interest in the Notes, will have invested more than 40% of its assets in beneficial interests in the Notes and/or in other securities of the Co-Issuers (unless all of the beneficial owners of such entity’s securities are QPs) and (J) is not (I) (x) an employee benefit plan described in Section 3(3) of ERISA but not subject to ERISA or an entity the assets of which constitute assets of such a plan, (y) an employee benefit plan that is subject to Title I of ERISA, (z) a plan, individual retirement account or other arrangement subject to Section 4975 of the Code or an entity whose underlying assets are considered to include “plan asset” of any such plan, account or arrangement under U.S. Department of Labor regulations, as modified (each a “Plan”), and such entity is not acquiring or holding the Notes for or on behalf of or with the assets of any Plan or (II) a purchaser that is unable to represent and warrant that the purchase and holding of the Notes does not and will not result in a non-exempt prohibited transaction under

2

Section 406 of ERISA or Section 4975 of the Code (or, in the case of a governmental or other Plan, any applicable Similar Law).

3.     It understands that the Notes are being offered in a transaction not involving any public offering in the United States within the meaning of the Securities Act, that the Notes have not been and will not be registered under the Securities Act and that if in the future it decides to offer, resell, pledge or otherwise transfer any of the Notes, such Notes may be offered, resold, pledged or otherwise transferred only (i) to QIBs (who are also QPs) pursuant to Rule 144A or (ii) to a QP in an offshore transaction complying with Rule 903 or Rule 904 of Regulation S of the Securities Act (“Regulation S”), and in accordance with the applicable legends.

4.     It acknowledges that none of the Co-Issuers has been registered under the 1940 Act.

5.     It acknowledges that none of the Co-Issuers, the Initial Purchaser, the Trustee, NuCO2, their respective Affiliates or any Person representing the Co-Issuers, the Initial Purchaser, the Trustee, NuCO2, or their respective Affiliates has made any representation to it with respect to the Co-Issuers, NuCO2, or their respective Affiliates or the offering or sale of the Notes, other than the information contained in the Offering Memorandum and any representations expressly set forth in a written agreement with such parties.  None of the Co-Issuers, the Initial Purchaser, the Trustee, NuCO2 or their respective Affiliates is acting as a fiduciary or financial or investment advisor for it and it is not relying (for purposes of making an investment decision) on any written or oral advice or counsel of the Co-Issuers, the Initial Purchaser, the Trustee, NuCO2 or their respective Affiliates, other than the information contained in the Offering Memorandum and any representations expressly set forth in a written agreement with such parties. It has consulted with its own legal, regulatory, tax, business, investment, financial and accounting advisors to the extent it has deemed necessary, and has made its own investment decisions (including decisions regarding the suitability of any transactions pursuant to the Indenture) based upon its own judgment and upon any advice from such advisors as it has deemed necessary and not upon any view expressed by the Co-Issuers, the Initial Purchaser, the Trustee, NuCO2 or their respective Affiliates. It has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of its investment in the Notes, and it, and any accounts for which it is acting, are each able to bear the economic risk of the investment. It is investing in the Notes for its own account, or for one or more investor accounts for which it is acting as a fiduciary or agent, in each case for investment, and not with a view to, or for offer or sale in connection with, any distribution thereof in violation of the Securities Act, subject to any requirements of law that the disposition of its property or the property of such investor account be at all times within its or their control and subject to its or their ability to resell such Notes pursuant to Rule 144A. It understands that an investment in the Notes involves certain risks, including the risk of loss of a substantial part of its investment under certain circumstances. It has had access to such financial and other information concerning the Notes, the Co-Issuers and the Employee Company as it deems necessary or appropriate in order to make an informed investment decision with

3

respect to its investment in the Notes, including an opportunity to ask questions of, and request information from, the Co-Issuers. None of the Co-Issuers, the Initial Purchaser, the Trustee, NuCO2 or their respective Affiliates have given to it (directly or indirectly through any other person) any assurance, guarantee or representation whatsoever as to the expected or projected success, profitability, return, performance, result, effect, consequence or benefit (including legal, regulatory, tax, financial, accounting or otherwise) of the Indenture, the Notes or the other documentation for the Notes. It has determined that the rates, prices or amounts and other terms of the purchase and sale of the Notes reflect those in the relevant market for similar transactions and it is investing in the Notes with a full understanding of all of the terms, conditions and risks thereof (economic or otherwise) and it is capable of assuming and willing to assume (financially and otherwise) those risks. It is a sophisticated investor.

6.     It understands that the Notes will, unless otherwise agreed by the Co-Issuers and the holders thereof in compliance with applicable law, bear one or more legends substantially similar to those set forth in [Sections 4.5(h) and (j)] [Sections 4.8(h) and (j)].

7.     It understands that the Notes will be represented by one or more Restricted 144A Global Notes. Before any interest in a Restricted Rule 144A Global Note may be offered, resold, pledged or otherwise transferred to a person who takes delivery in the form of an interest in a Restricted Regulation S Global Note or Unrestricted Global Note, the transferor will be required to provide the Trustee with a written certification as to compliance with transfer restrictions as set forth in [Sections 4.5(c) and (d)] [Sections 4.8(c) and (d)] of the Supplement.

8.     It will not, at any time, offer to buy or offer to sell the Notes by any form of general solicitation or advertising, including, but not limited to, any advertisement, article, notice or other communication published in any newspaper, magazine or similar medium or broadcast over television or radio or seminar or meeting whose attendees have been invited by general solicitations or advertising.

9.     It understands that the Co-Issuers will require certification reasonably acceptable to the Co-Issuers (i) as a condition to the payment of principal of and interest on any Note without, or at a reduced rate of, U.S. withholding or backup withholding tax, and (ii) to enable it to determine its duties and liabilities with respect to any taxes or other charges that it, the Trustee or any paying agent may be required to pay, deduct or withhold from payments in respect of such Notes made to the holder of such Notes under any present or future law or regulation of the United States or any present or future law or regulation of any political subdivision thereof or taxing authority therein or to comply with any reporting or other requirements under any such law or regulation. Such certification may include U.S. Federal income tax forms (such as IRS Form W-8BEN (Certification of Foreign Status of Beneficial Owner), Form W-8IMY (Certification of Foreign Intermediary Status), IRS Form W-9 (Request for Taxpayer Identification Number and Certification), or IRS Form W-8ECI (Certification of Foreign Person’s Claim for Exemption from Withholding on Income Effectively Connected with Conduct

4

of a U.S. Trade or Business) or any successors to such IRS forms). It agrees to provide any certification requested pursuant to this paragraph within a reasonable time period after such request is initially made and to update or replace such form or certification in accordance with its terms or its subsequent amendments.

10.   It understands that the Notes represent the obligation of the Co-Issuers only and other than payments that may arise under certain representations and warranties made by certain of their Affiliates, payments on the Notes are not the obligations of any of their Affiliates.

11.   It understands that the Co-Issuers have the right hereunder to compel any non-permitted holder of an interest in the Notes to sell its interest in the Notes or may sell such interest in the Notes on behalf of such owner. In connection therewith, it understands that the Co-Issuers are permitted hereunder to require that the Holder of any interest in a Restricted 144A Global Note held by a Holder that is a U.S. Person or a Holder who was sold such interest in the United States who is determined not to have been both a QIB and a QP at the time of acquisition of such interest in a Restricted 144A Global Note, in each case at the time of the acquisition of such interest, sell such interest to a transferee that is permitted hereunder and, if the Holder does not comply with such demand within 30 days thereof, the Co-Issuers, acting at the direction of the Master Manager, may sell such Holder’s interest in the applicable Global Note on such terms as the Co-Issuers may choose.

[The Transferee is a “United States person” within the meaning of Section 7701(a)(30) of the Internal Revenue Code of 1986, as amended, and has properly completed and signed Internal Revenue Service Form W-9 (or applicable successor form) and such form is attached hereto.]

[The Transferee is not a “United States person” within the meaning of Section 7701(a)(30) of the Internal Revenue Code of 1986, as amended, and has properly completed and signed Internal Revenue Service Form W-8 (or applicable successor form) and such form is attached hereto.]

The representations set forth above shall be deemed to be made on each day from the date the Transferee acquires any interest in any Note through and including the date on which such Transferee disposes of its interest in the applicable Note.  The Transferee agrees to provide prompt written notice to each of the Co-Issuers, the Registrar and the Trustee of any change of the status of the Transferee that would cause it to breach the representations made above.  The Transferee further agrees to indemnify and hold harmless the Co-Issuers, the Trustee, the Registrar and the Initial Purchaser and their respective affiliates from any cost, damage or loss incurred by them as a result of the inaccuracy or breach of the foregoing representations, warranties and agreements.  Any purported transfer of the Notes (or interest therein) that does not comply with the requirements above shall be null and void ab initio.

The Transferee understands that the Co-Issuers, the Employee Company, the Initial Purchaser, the Trustee, NuCO2, their respective Affiliates and their respective

5

counsel will rely upon the accuracy and truth of the foregoing representations, and are irrevocably authorized to produce this certificate or a copy thereof to any interested party in any administrative or legal proceeding or official inquiry with respect to the matters covered hereby, and the Transferee hereby consents to such reliance and authorization.

6

[Name of Transferee]

By:
Name:
Title:

Dated: ,

Taxpayer Identification Number:		Address for Notices:
Wire Instructions for Payments:
Bank:
Address:
Bank ABA #:		Tel:
Account No.:		Fax:
FAO:		Attn.:
Attention:

Registered Name (if Nominee):

cc:                                 NuCO2 Funding LLC

NuCO2 LLC

NuCO2 Supply LLC

NuCO2 IP LLC

2800 S.E. Market Place

Stuart, FL 34997

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EXHIBIT C-4

FORM OF TRANSFER CERTIFICATE FOR TRANSFERS OF SERIES 2008-1 CLASS A-2 NOTES AND SERIES 2008-1 CLASS A-3 NOTES

U.S. Bank National Association

EP-MN-WS3D

60 Livingston Avenue

St. Paul, MN 55107

Attention: Structured Finance/NuCO2

Re:                               NuCO2 Funding LLC; NuCO2 LLC; NuCO2 Supply LLC; NuCO2 IP LLC

[$30,000,000] [$20,000,000] Series 2008-1 Variable Funding Rate Senior Notes [Class A-2] [Class A-3] (the “Notes”)

Reference is hereby made to (i) the Base Indenture, dated as of May 28, 2008 (the “Base Indenture”), among NuCO2 Funding LLC, NuCO2 LLC, NuCO2 Supply LLC and NuCO2 IP LLC, as co-issuers (the “Co-Issuers”), and U.S. Bank National Association, as trustee, administrative agent and securities intermediary (the “Trustee”), and (ii) the Series 2008-1 Supplement to the Base Indenture, dated as of May 28, 2008 (the “Supplement” and, together with the Base Indenture, the “Indenture”).  Capitalized terms used but not defined herein shall have the meanings assigned to them pursuant to the Indenture or the Series 2008-1 [Class A-2] [Class A-3] Note Purchase Agreement, as applicable.

This certificate relates to U.S. $                               aggregate principal amount of Notes registered in the name of                                      [insert name of transferor] (the “Transferor”), who wishes to effect the transfer of such Notes in exchange for an equivalent principal amount of Notes of the same subclass in the name of                                      [insert name of transferee] (the “Transferee”).

In connection with such request, and in respect of such Notes, the Transferee does hereby certify that such Notes are being transferred (i) in accordance with the transfer restrictions set forth in the Indenture and the Series 2008-1 [Class A-2] [Class A-3] Note Purchase Agreement and (ii) pursuant to an exemption from registration under the Securities Act of 1933, as amended (the “Securities Act”), and in accordance with any applicable securities laws of any state of the United States or any other jurisdiction.

In addition, the Transferee hereby represents, warrants and covenants for the benefit of the Co-Issuers and the Trustee that:

1.     The Transferee is both an “Institutional Accredited Investor” (as defined in Rule 501(a) of Regulation D under the Securities Act of 1933, as amended)  and a “qualified purchaser” (or “QP”) within the meaning of Section 2(a)(51) of the

Investment Company Act of 1940, as amended (the “1940 Act”), acquiring the Notes for its own account or one or more accounts with respect to which the Transferee exercises sole investment discretion, each of whom is both an Institutional Accredited Investor and a QP, for investment purposes only and not with a view to distribution, subject, nevertheless, to the understanding that the disposition of its property shall at all times be and remain within its control, and neither it nor its Affiliates has engaged in any general solicitation or general advertising within the meaning of the Securities Act with respect to the Series 2008-1 [Class A-2] [Class A-3] Notes.

2.     The Transferee (a) has such knowledge and experience in financial and business matters that the Transferee is capable of evaluating the merits and risks (including for tax, legal, regulatory, accounting and other financial purposes) of its prospective investment in the Notes and is financially able to bear such risk, (b) in making such investment is not relying on the advice or recommendations of the Initial Purchaser, the Co-Issuers or any of their respective Affiliates (or any representative of any of the foregoing), and none of such persons or their respective Affiliates is acting as a fiduciary or financial or investment adviser for the Transferee, (c) has determined that an investment in the Notes is suitable and appropriate for it and (d) has had access to such financial and other information concerning the Co-Issuers and the Notes as it has deemed necessary to make its own independent decision to purchase the Notes, including the opportunity, at a reasonable time prior to its purchase of the Notes, to ask questions and receive answers concerning the Co-Issuers and the terms and conditions of the offering of the Notes.

3.     The Transferee understands that (i) the Series 2008-1 [Class A-2] [Class A-3] Notes have not been and will not be registered or qualified under the Securities Act or any applicable state securities laws or the securities laws of any other jurisdiction and are being offered only in a transaction not involving any public offering within the meaning of the Securities Act and may not be resold or otherwise transferred unless so registered or qualified or unless an exemption from registration or qualification is available, (ii) the Co-Issuers are not required to register the Series 2008-1 [Class A-2] [Class A-3] Notes, (iii) any transferee must be a QP and (iv) any transfer must comply with the applicable provisions of the Base Indenture, the Supplement and the Series 2008-1 [Class A-2] [Class A-3] Note Purchase Agreement.

4.     The Transferee understands that the Series 2008-1 [Class A-2] [Class A-3] Notes will bear the legend set out in the applicable form of the Series 2008-1 [Class A-2] [Class A-3] Notes attached to the Supplement and be subject to the restrictions on transfer described in such legend.

5.     The Transferee will obtain for the benefit of the Co-Issuers from any purchaser of the Series 2008-1 [Class A-2] [Class A-3] Notes substantially the same representations and warranties contained in the foregoing paragraphs.

6.     On each day that it holds the Notes, it is deemed to represent, and any account on behalf of which it is purchasing the Notes is deemed to represent, that either (A) it is not and is not acting on behalf of (i) an employee benefit plan subject to Part 4 of

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Title I of ERISA, (ii) a plan subject to Section 4975 of the Code, (iii) an entity, the assets of which are considered to include assets of a plan described in (i) or (ii) or (iv) a governmental plan, a church plan or a foreign plan subject to provisions under any Similar Laws, and is not using the assets of any of the foregoing in purchasing an interest in the Notes, or (B) its purchase and holding of an interest in the Series 2008-1 Note does not and will not result in a non-exempt prohibited transaction under Section 406 of ERISA or Section 4975 of the Code (or, in the case of a governmental or other plan, a non-exempt violation of any applicable Similar Law).

[The Transferee is a “United States person” within the meaning of Section 7701(a)(30) of the Internal Revenue Code of 1986, as amended, and has properly completed and signed Internal Revenue Service Form W-9 (or applicable successor form) and such form is attached hereto.]

[The Transferee is not a “United States person” within the meaning of Section 7701(a)(30) of the Internal Revenue Code of 1986, as amended, and has properly completed and signed Internal Revenue Service Form W-8 (or applicable successor form) and such form is attached hereto.]

The representations set forth above shall be deemed to be made on each day from the date the Transferee acquires any interest in any Note through and including the date on which such Transferee disposes of its interest in the applicable Note.  The Transferee agrees to provide prompt written notice to each of the Co-Issuers, the Registrar and the Trustee of any change of the status of the Transferee that would cause it to breach the representations made above.  The Transferee further agrees to indemnify and hold harmless the Co-Issuers, the Trustee, the Registrar and the Initial Purchaser and their respective affiliates from any cost, damage or loss incurred by them as a result of the inaccuracy or breach of the foregoing representations, warranties and agreements.  Any purported transfer of the Notes (or interest therein) that does not comply with the requirements above shall be null and void ab initio.

The Transferee understands that the Co-Issuers, the Employee Company, the Initial Purchaser, the Trustee, NuCO2, their respective Affiliates and their respective counsel will rely upon the accuracy and truth of the foregoing representations, and are irrevocably authorized to produce this certificate or a copy thereof to any interested party in any administrative or legal proceeding or official inquiry with respect to the matters covered hereby, and the Transferee hereby consents to such reliance and authorization.

[Name of Transferee]

By:
Name:
Title:

Dated: ,

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Taxpayer Identification Number:	Address for Notices:
Wire Instructions for Payments:
Bank:
Address:
Bank ABA #:	Tel:
Account No.:	Fax:
FAO:	Attn.:
Attention:

Registered Name (if Nominee):

cc:                                 NuCO2 Funding LLC

NuCO2 LLC

NuCO2 Supply LLC

NuCO2 IP LLC

2800 S.E. Market Place

Stuart, FL 34997

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EXHIBIT D

FORM OF NOTEHOLDERS’ STATEMENT

[DATE]
Series 2008-1 Notes
Monthly Collection Period:  [MM/DD/YY] — [MM/DD/YY]
Payment Date:  [MM/DD/YY]

Reference is hereby made to the Base Indenture, dated as of May 28, 2008 (the “Base Indenture”), among NuCO2 Funding LLC, NuCO2 LLC, NuCO2 Supply LLC and NuCO2 IP LLC, as co-issuers (the “Co-Issuers”), and U.S. Bank National Association, as trustee (the “Trustee”), administrative agent and securities intermediary, as supplemented by the Series 2008-1 Supplement to the Base Indenture, dated as of May 28, 2008 (the “Supplement” and, together with the Base Indenture, the “Indenture”), and the Transaction Management Agreement, dated as of May 28, 2008, between the Co-Issuers and NuCO2 Management LLC (the “Transaction Management Agreement”) .  Capitalized terms otherwise not defined herein shall have the meaning assigned to them in the Indenture or the Transaction Management Agreement.

This Noteholders’ Statement is delivered pursuant to Section 4.1(c) of the Base Indenture, Section 5.1 of the Series 2008-1 Supplement, and Section 2.1(c)(iii) of the Transaction Management Agreement.  The undersigned, on behalf of the Transaction Manager and the Master Issuer, hereby certifies as follows:

(A)          To the knowledge of the Transaction Manager and the Master Issuer, the historical information contained herein is true and correct in all material respects;

(B)           The forward looking information contained herein has been prepared in good faith based on information in the Transaction Manager’s and in the Master Issuer’s possession and/or reasonably available to the Transaction Manager and the Master Issuer as of the date hereof; and

(C)           Except as otherwise set forth herein, each of the Transaction Manager has performed in all material respects its obligations under each Related Document since the date of the previously delivered Noteholders’ Statement.

By:
Name:
Title:

[ATTACH MONTHLY MANAGER’S CERTIFICATE]

EXHIBIT E

FORM OF IMPORTANT 3(C)(7) NOTICE

[INSERT NAME OF CLEARING AGENCY]

IMPORTANT

B#:	[number]

DATE:	[date]

TO:	ALL PARTICIPANTS

FROM:	[name], [title], Underwriting Department

ATTENTION:	[Managing Partner/Officer; Cashier, Operations, Data Processing and Underwriting Managers]

SUBJECT:

Section 3(c)(7) restrictions for NUCO2 FUNDING LLC, NUCO2 LLC, NUCO2 SUPPLY LLC and NUCO2 IP LLC, each as Co-Issuer of [$280,000,000 7.25% Fixed Rate Series 2008-1 Senior Notes, Class A-1] [$75,000,000 9.75% Fixed Rate Series 2008-1 Subordinated Notes, Class B-1]

(A) CUSIP Numbers:	[CUSIP Numbers for 7.25% Fixed Rate Series 2008-1 Senior Notes, Class A-1 — 144A, Reg.S] [CUSIP Numbers for 9.75% Fixed Rate Series 2008-1 Subordinated Notes, Class B-1 — 144A, Reg. S]

(B) Security Description:

NUCO2 FUNDING LLC, NUCO2 LLC, NUCO2 SUPPLY LLC and NUCO2 IP LLC, each as Co-Issuer of [$280,000,000 7.25% Fixed Rate Series 2008-1 Senior Notes, Class A-1] [$75,000,000 9.75% Fixed Rate Series 2008-1 Subordinated Notes, Class B-1]

(C) Offer Amount:	[$280,000,000] [$75,000,000]

(D) Managing Underwriter:	UBS Securities LLC

(E) Paying Agent:	[Name of paying agent]

(F) Closing Date:	May 28, 2008

Special Instructions:

See Attached Important Instructions from the Co-Issuers.

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[CO-ISSUERS LETTERHEAD]

[$280,000,000 7.25% Fixed Rate Series 2008-1 Senior Notes, Class A-1]

[$75,000,000 9.75% Fixed Rate Series 2008-1 Subordinated Notes, Class B-1]

[CUSIP Numbers for 7.25% Fixed Rate Series 2008-1 Senior Notes, Class A-1 — 144A, Reg.S]

[CUSIP Numbers for 9.75% Fixed Rate Series 2008-1 Subordinated Notes, Class B-1 — 144A, Reg. S]

The Co-Issuers and the Initial Purchaser are putting Participants on notice that they are required to follow these purchase and transfer restrictions with regard to the above-referenced security.

In order to qualify for the exemption provided by Section 3(c)(7) under the Investment Company Act of 1940, as amended (the “Investment Company Act”), and the exemption provided by Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”), offers, sales and resales of the [$280,000,000 7.25% Fixed Rate Series 2008-1 Senior Notes, Class A-1] [$75,000,000 9.75% Fixed Rate Series 2008-1 Subordinated Notes, Class B-1] (the “Securities”) may only be made in minimum denominations of $                     to “qualified institutional buyers” (“QIBs”) within the meaning of Rule 144A that are also “qualified purchasers” (“QPs”) within the meaning of Section 2(a)(51)(A) of the Investment Company Act. Each purchaser of Securities (1) represents to and agrees with the Co-Issuers and the Initial Purchaser that (i) the purchaser is a QIB who is a QP (a “QIB/QP”); (ii) the purchaser is not a broker-dealer who owns and invests on a discretionary basis less than $25 million in securities of unaffiliated issuers; (iii) the purchaser is not a participant-directed employee plan, such as a 401(k) plan; (iv) the QIB/QP is acting for its own account, or the account of another QIB/QP; (v) the purchaser is not formed for the purpose of investing in the Co-Issuers; (vi) the purchaser, and each account for which it is purchasing, will hold and transfer at least the minimum denomination of Securities; (vii) the purchaser understands that the Co-Issuers may receive a list of participants holding positions in its securities from one or more book-entry depositaries; (viii) the purchaser is not an entity in which the shareholders, equity owners, partners, beneficiaries, beneficial owners or participants, as applicable, may designate the particular investments to be made; (ix) the purchaser is not an entity that, immediately subsequent to its purchase or other acquisition of a beneficial interests in the Securities, will have invested more than 40% of its assets in beneficial interests in the Securities and/or in other securities of the Co-Issuers (unless all of the beneficial owners of such entity’s securities are qualified purchasers) to whom notice is given that the resale, pledge or other transfer is being made in reliance on the exemption from Securities Act registration provided by Rule 144A; (x) the purchaser is not (A) an employee benefit plan described in Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), but not subject to ERISA or an entity the assets of which constitute assets of such a plan, an employee benefit plan that is subject to Title I of ERISA, (C) a plan, individual retirement account or other arrangement subject to Section 4975 of the Internal Revenue Code of 1986, as amended, or an entity

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whose underlying assets are considered to include “plan assets” of any such plan, account or arrangement under U.S. Department of Labor Regulations, as modified (each, a “Plan”), and such entity is not acquiring or holding the Securities for or on behalf of or with the assets of any Plan, or (D) unable to represent and warrant that the purchase and holding of the Securities does not and will not result in a non-prohibited transaction under Section 306 of ERISA or Section 4975 of the Code (or, in the case of a governmental or other plan, any applicable similar law); and (xi) the purchaser will provide notice of the transfer restrictions to any subsequent transferees; and (2) acknowledges that the Co-Issuers have not been registered under Investment Company Act and the Securities have not been registered under the Securities Act and represents to and agrees with the Co-Issuers and the Initial Purchaser that, for so long as securities are outstanding, it will not offer, resell, pledge or otherwise transfer the Securities except to a QIB that is also a QP in a transaction meeting the requirements of Rule 144A. Each purchaser further understands that the Securities will bear a legend with respect to such transfer restrictions. See “Transfer Restrictions” in the Offering Memorandum.

The charter, bylaws, organizational documents or securities issuance documents of the Co-Issuers provide that the Co-Issuers will have the right to (i) require any holder of Securities who is determined not to be both a QIB and a QP to sell the Securities to a QIB that is also a QP or (ii) redeem any Securities held by such a holder on specified terms. In addition, the Co-Issuers have the right to refuse to register or otherwise honor a transfer of Securities to a proposed transferee that is not both a QIB and a QP.

The restrictions on transfer required by the Co-Issuers (outlined above) will be reflected [under the notation “3c7” in DTC’s User Manuals and DTC’s Reference Directory] [Annex 3(c)(7) of Euroclear’s New Issues Acceptance Guide] [Chapter 7 (“Custody Business Operations — New Issues”), Section 7.3 (“General Procedure for the admission and distribution of new issues of syndicated international instruments”) in Clearstream Banking’s Reference Directory].

Any questions or comments regarding this subject may be directed to [Co-Issuers contact person] (      )       -

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